UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22061

Name of Fund: BlackRock Funds II

Aggressive Growth Prepared Portfolio
Bond Portfolio
Conservative Prepared Portfolio
Enhanced Income Portfolio
GNMA Portfolio
Government Income Portfolio
Growth Prepared Portfolio
High Yield Bond Portfolio
Inflation Protected Bond Portfolio
Intermediate Government Bond Portfolio
Long Duration Bond Portfolio
Low Duration Bond Portfolio
Managed Income Portfolio
Moderate Prepared Portfolio
Total Return Portfolio II

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Donald C. Burke, Chief Executive Officer, BlackRock Funds II, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2009

Date of reporting period: 03/31/2009

Item 1	–	Report to Stockholders

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds II
SEMI-ANNUAL REPORT | MARCH 31, 2009 (UNAUDITED)

BlackRock Bond Portfolio

BlackRock Enhanced Income Portfolio

BlackRock GNMA Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Intermediate Government Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Managed Income Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	MARCH 31, 2009

A Letter to Shareholders

The past 12 months have been a period investors would like to forget, but instead will vividly remember, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted the downfalls of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The economic data generally deteriorated throughout the reporting period. US gross domestic product (“GDP”) contracted at an annual rate of 6.3% in the fourth quarter of 2008, and economic activity appears on pace to be negative in the first quarter of 2009 as well. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and ailing financial system. In addition to slashing the federal funds target rate from 3.0% to a record low range of 0% to 0.25%, the central bank provided enormous cash infusions and radically expanded its balance sheet through a range of lending and acquisition programs.

Against this backdrop, US equities contended with high levels of volatility and posted steep losses, notwithstanding a powerful rally in the final month of the reporting period. International markets also experienced sharp downturns, with some regions declining as much or more than the United States. Risk aversion remained the dominant theme in fixed income markets, as investors sought out the haven of Treasury issues at the expense of virtually all other asset classes. High yield issues, in particular, faced unprecedented challenges and posted severe underperformance; that said, the sector pared its losses in the first quarter of 2009, as both liquidity and investor sentiment toward lower-quality debt improved. At the same time, the start of the new year brought somewhat of a return to normalcy for the tax-exempt market, which registered one of its worst years on record in 2008.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of March 31, 2009	6-month	12-month
US equities (S&P 500 Index)	(30.54)%	(38.09)%
Small cap US equities (Russell 2000 Index)	(37.17)	(37.50)
International equities (MSCI Europe, Australasia, Far East Index)	(31.11)	(46.50)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.88	10.46
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.70	3.13
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.00	2.27
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(12.65)	(18.56)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Seeking additional investment insights?

Visit BlackRock’s award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. In this issue:

•	Discover why portfolio diversification still matters – even as nearly every financial asset class lost value over the past year.

•	Learn how adding commodities to a more traditional mix of assets can help you to balance risks and access new potential rewards.

•	Assuage your fears about higher taxes and discover how municipal bonds may offer some relief.

•	Find out if there’s still value to be found in dividend-paying stocks.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of March 31, 2009	Bond Portfolio (formerly known as Intermediate Bond II Portfolio)

Portfolio Management Commentary

•	Effective May 5, 2009, BlackRock Intermediate Bond II Portfolio was renamed BlackRock Bond Portfolio.

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Barclays Capital Intermediate Government/Credit Index for the six-month period.

What factors influenced performance?

•

The Portfolio’s out-of-index allocation to spread assets, specifically commercial mortgage-backed securities (CMBS), non-agency mortgages and, to a lesser extent, asset-backed securities (ABS), was the primary performance detractor during the period. These sectors underperformed amid historic levels of volatility, most notably during October and November 2008. An underweight in agency debentures also hampered results, as this sector performed well given the strong level of government support for the asset class.

•

By contrast, tactical yield curve and duration positioning benefited performance over the six months. A yield curve steepener trade during the early part of the period and a long duration positioning in the latter part of the period proved most advantageous. Exposure to agency mortgages also aided results as this sector responded well to the Federal Reserve’s mortgage purchase program.

Describe recent Portfolio activity.

•

During the period, we reduced the Portfolio’s exposure to agency mortgages, selling on strength during the latter half of the period. We subsequently increased exposure to other government-owned/government-backed debt, including agency debentures, FDIC-guaranteed paper and non-US government-backed securities. We also remained active in the corporate sector. Here, we further reduced the Portfolio’s exposure to financials, as we increased industrials holdings, primarily through the new-issue market.

Describe Portfolio positioning at period-end.

•	At the end of the period, the Portfolio was positioned with a slightly long duration relative to the benchmark, and a neutral yield curve posture.

•

We currently maintain an underweight in US Treasury securities and agency debt; however, as mentioned earlier, we increased the Portfolio’s agency debt exposure and, thereby, significantly narrowed the underweight versus the benchmark. At the same time, the Portfolio is overweight in FDIC-guaranteed debt, which, along with agencies, provides an attractive yield over similar-dated Treasury issues. We continue to hold out-of-index positions in spread sectors, including seasoned CMBS, ABS and, to a lesser extent, non-agency mortgages, preferring to hold these assets that remain undervalued on a historical basis. Each of these spread sectors has responded well to the Public-Private Investment Program and the Term Asset-Backed Securities Loan Facility proposals, and we would expect them to perform well if the programs are successful. While we reduced exposure to agency mortgages, we continue to hold positions in the asset class as the Fed’s mortgage purchase program should continue to benefit the sector. Finally, we hold an overweight in corporate bonds, with an emphasis on the industrials sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	33%
U.S. Government Sponsored Agency Mortgage-Backed Securities	19
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	16
U.S. Government Sponsored Agency Obligations	11
Asset Backed Securities	11
U.S. Treasury Obligations	9
Capital Trusts	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	66%
AA	12
A	14
BBB	7
Less than BBB	1
1 Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

4	SEMI-ANNUAL REPORT	MARCH 31, 2009

Bond Portfolio (formerly known as Intermediate Bond II Portfolio)

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government/Credit Index (the benchmark).

3	An unmanaged index comprised of US government securities or investment grade credit securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.66%	3.79%	(1.77)%	N/A	2.68%	N/A	5.06%	N/A
Institutional	4.61	3.89	(1.71)	N/A	2.62	N/A	4.94	N/A
Service	4.27	3.70	(2.15)	N/A	2.27	N/A	4.61	N/A
Investor A	4.08	3.69	(2.11)	(5.98)%	2.27	1.45%	4.54	4.11%
Investor B	3.50	3.28	(2.86)	(7.05)	1.47	1.13	3.99	3.99
Investor C	3.56	3.21	(2.89)	(3.82)	1.48	1.48	3.75	3.75
Barclays Capital Intermediate Government/Credit Index	—	4.79	1.96	N/A	3.70	N/A	5.44	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[5]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[6]	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[5]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[6]
BlackRock	$1,000.00	$1,037.90	$2.34	$1,037.90	$2.29	$1,000.00	$1,022.68	$2.32	$1,022.73	$2.27
Institutional	$1,000.00	$1,038.90	$2.54	$1,038.90	$2.49	$1,000.00	$1,022.48	$2.52	$1,022.53	$2.47
Service	$1,000.00	$1,037.00	$4.32	$1,037.00	$4.27	$1,000.00	$1,020.71	$4.29	$1,020.76	$4.24
Investor A	$1,000.00	$1,036.90	$4.42	$1,036.90	$4.37	$1,000.00	$1,020.61	$4.39	$1,020.66	$4.34
Investor B	$1,000.00	$1,032.80	$8.51	$1,032.80	$8.51	$1,000.00	$1,016.52	$8.48	$1,016.52	$8.48
Investor C	$1,000.00	$1,032.10	$7.90	$1,032.10	$7.90	$1,000.00	$1,017.12	$7.88	$1,017.12	$7.88

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.46% for BlackRock, 0.50% for Institutional, 0.85% for Service, 0.87% for Investor A, 1.68% for Investor B and 1.56% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.49% for Institutional, 0.84% for Service, 0.86% for Investor A, 1.68% for Investor B and 1.56% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	5

Portfolio Summary as of March 31, 2009	Enhanced Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Citigroup 1-Year Treasury Index for the six-month period.

What factors influenced performance?

•

Detracting from Portfolio performance was the combination of an underweight in US Treasury securities (which generally outperformed) and an overweight in US spread assets, including asset-backed securities (ABS) and mortgage-backed securities (MBS). The allocation to non-agency mortgages proved most detrimental. These sectors underperformed amid historic levels of volatility, most notably during October and November 2008.

•	On the positive side, the Portfolio’s overweight exposure to short-dated commercial mortgage-backed securities aided performance during the six months, as did tactical trading along the yield curve.

Describe recent Portfolio activity.

•

Early in the reporting period, as bonds matured, we used these opportunities to reduce risk to spread sectors and improve liquidity in the Portfolio. We reinvested the proceeds in commercial paper that allowed us to invest in top-tier corporate issuers, which offered higher yields and less interest-rate risk than a 1-year US Treasury. Notably, the increase in commercial paper resulted in a shift from long to short duration relative to the benchmark.

•

Elsewhere, we increased exposure to seasoned, shorter-weighted average-life ABS, as well as investment grade credit. We also added FDIC-guaranteed paper to the Portfolio, as these securities are government-guaranteed and offer an attractive yield versus US Treasury securities. Additionally, we favored short-term bonds with coupon payments that fluctuate based on the changes in short-term rates, such as LIBOR (the rate at which banks will lend to one another). These have less interest rate risk than 1-year Treasury issues, but currently offer more yield with only slightly increased credit risk.

Describe Portfolio positioning at period-end.

•

At period-end, we remain underweight in US Treasury securities, while maintaining overweights in high-quality spread assets, preferring to hold these securities that remain undervalued on a historical basis and have garnered support from the US government. An improved tone in this market began at the end of November 2008 and has continued alongside the announcements of both the Public-Private Investment Program and the expansion of the Term Asset-Backed Securities Loan Facility towards the end of the first quarter of 2009. We continue to believe that as stability returns to financial markets, spreads will recover gradually over time.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	35%
Corporate Bonds	26
Asset Backed Securities	21
U.S. Government Sponsored Agency Mortgage-Backed Securities	14
U.S. Treasury Obligations	2
U.S. Government Sponsored Agency Obligations	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	81%
AA	5
A	11
BBB	3
1 Using the higher of S&P’s or Moody’s rating.

6	SEMI-ANNUAL REPORT	MARCH 31, 2009

Enhanced Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in bonds diversified among several categories. The Portfolio’s dollar–weighted effective duration will be between 0 and 18 months during normal market conditions.

3	An unmanaged index that measures total return for the one-year on-the-run coupon Treasury security. The index consists of existing US Treasury bonds with approximately one year to maturity with each issue having at least $1 billion public amount outstanding.

4	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[5]
			1 Year		5 Years		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	2.62%	(4.42)%	(7.43)%	N/A	0.23%	N/A	0.28%	N/A
Institutional	2.59	(4.54)	(7.49)	N/A	0.15	N/A	0.21	N/A
Service	2.47	(4.92)	(8.02)	N/A	(0.16)	N/A	(0.09)	N/A
Investor A	2.15	(4.71)	(7.76)	(10.53)%	(0.29)	(0.90)%	(0.25)	(0.85)%
Citigroup 1-Year Treasury Index	—	1.64	2.61	N/A	3.48	N/A	3.46	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on March 4, 2004.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$955.80	$1.46	$1,000.00	$1,023.49	$1.51
Institutional	$1,000.00	$954.60	$1.56	$1,000.00	$1,023.38	$1.62
Service	$1,000.00	$950.80	$3.21	$1,000.00	$1,021.67	$3.33
Investor A	$1,000.00	$952.90	$3.26	$1,000.00	$1,021.62	$3.38

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.30% for BlackRock, 0.32% for Institutional, 0.66% for Service and 0.67% for Investor A), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	7

Portfolio Summary as of March 31, 2009	GNMA Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•

The Portfolio’s BlackRock, Institutional, Service and Investor A shares outperformed the benchmark Barclays Capital GNMA MBS Index for the six-month period, while Investor B and Investor C shares underperformed the index.

What factors influenced performance?

•

Duration management benefited performance for the six months; a long duration positioning towards the end of the period had the greatest positive effect. Security selection within the mortgage sector also aided results. This included our shifts between higher- and lower-coupon mortgages, as well as tactical trades between 15- and 30-year mortgages.

•

The Portfolio’s overweight exposure to lower-coupon GNMA securities detracted from performance during the latter part of the period. Although the Federal Reserve’s mortgage purchase program has been focused on lower-coupon pools, the market reversed course in February and March with higher-coupon mortgages outperforming lower-coupon mortgages. This would typically not be the case during a refinancing wave, as higher-coupon pools would be expected to prepay at faster levels.

Describe recent Portfolio activity.

•

During the period, we stayed too true to the Portfolio’s mandate, focusing principally on GNMA debt, while retaining minimal non-GNMA holdings. The biggest trade over the six months was the Portfolio’s shift from higher-coupon pools held early in the 2008 fourth quarter into lower-coupon pools by year-end. As mentioned earlier, lower-coupon pools tend to perform better in an environment where prepayments/ refinancing pick up. Given the government’s intention to promote refinancing, we naturally expected lower-coupon mortgages to outperform.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio was positioned with a modestly long duration relative to the benchmark. The Portfolio was invested almost entirely in GNMA securities; its non-GNMA holdings comprised FNMA and FHLMC issues. The Portfolio was overweight in lower-coupon mortgages, specifically 30-year pass-through securities within a range of available mortgage coupons.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Mortgage-Backed Securities	100%

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	100%
1 Using the higher of S&P’s or Moody’s rating.

8	SEMI-ANNUAL REPORT	MARCH 31, 2009

GNMA Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its assets in the Government National Mortgage Association (GNMA) securities.

3	An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.57%	6.61%	7.54%	N/A	5.51%	N/A	6.24%	N/A
Institutional	4.55	6.59	7.62	N/A	5.44	N/A	6.14	N/A
Service	4.26	6.56	7.31	N/A	5.16	N/A	5.83	N/A
Investor A	4.03	6.52	7.24	2.98%	5.07	4.21%	5.74	5.31%
Investor B	3.43	6.12	6.43	1.93	4.28	3.94	5.17	5.17
Investor C	3.44	6.15	6.47	5.47	4.33	4.33	4.93	4.93
Barclays Capital GNMA MBS Index	—	6.33	7.49	N/A	5.50	N/A	6.06	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[5]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[6]	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[5]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[6]
BlackRock	$1,000.00	$1,066.10	$2.99	$1,066.10	$2.32	$1,000.00	$1,022.07	$2.93	$1,022.73	$2.27
Institutional	$1,000.00	$1,065.90	$3.09	$1,065.90	$2.47	$1,000.00	$1,021.97	$3.03	$1,022.58	$2.42
Service	$1,000.00	$1,065.60	$4.53	$1,065.60	$3.91	$1,000.00	$1,020.56	$4.44	$1,021.16	$3.84
Investor A	$1,000.00	$1,065.20	$4.53	$1,065.20	$3.91	$1,000.00	$1,020.56	$4.44	$1,021.16	$3.84
Investor B	$1,000.00	$1,061.20	$8.79	$1,061.20	$8.07	$1,000.00	$1,016.37	$8.63	$1,017.07	$7.93
Investor C	$1,000.00	$1,061.50	$8.33	$1,061.50	$7.71	$1,000.00	$1,016.82	$8.18	$1,017.43	$7.57

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.58% for BlackRock, 0.60% for Institutional, 0.88% for Service, 0.88% for Investor A, 1.71% for Investor B and 1.62% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.48% for Institutional, 0.76% for Service, 0.76% for Investor A, 1.57% for Investor B and 1.50% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	9

Portfolio Summary as of March 31, 2009	Inflation Protected Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the Barclays Capital Global Real: US TIPS Index for the six-month period.

What factors influenced performance?

•

Overall sector allocation contributed favorably to Portfolio performance during the period. Investments in Treasury securities, agencies and, to a lesser extent, non-US dollar and agency pass-through securities all added value. Security selection within the Treasury Inflation-Protected Securities (TIPS) portion of the Portfolio also proved beneficial.

•	Detracting from results were the Portfolio’s out-of-index allocations to agency and non-agency adjustable-rate mortgages (ARMs) and a small allocation to asset-backed securities (ABS).

Describe recent Portfolio activity.

•

During the period, we tactically extended duration on a rise in Treasury rates. We reduced the Portfolio’s out-of-index exposure to agency mortgages on the back of very strong performance in the sector. We also reduced the allocation to investment grade corporate debt and eliminated its non-US dollar positioning. In addition, we increased our overall inflation-linked bond (ILB) exposure (through TIPS) on very attractive breakevens, and we increased agency debenture holdings on a continued belief that these investments will perform well in the current market environment — one offering significant government support.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio was positioned with a slightly long duration relative to the benchmark. The Portfolio held a significant portion of its assets in inflation-linked bonds (97% in TIPS), with an over-weight in shorter-dated TIPS that are trading at attractive levels. With respect to the Portfolio’s non-ILB positions, we focused primarily on agency mortgages, but also had very small allocations to ABS, commercial mortgage-backed securities (CMBS) and investment grade corporate debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
U.S. Treasury Obligations	97%
U.S. Government Sponsored Agency Mortgage-Backed Securities	2
Corporate Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	100%
1 Using the higher of S&P’s or Moody’s rating.

10	SEMI-ANNUAL REPORT	MARCH 31, 2009

Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the US and non-US governments, their agencies or instrumentalities, and US and non-US corporations.

3	An unmanaged market index made up of US Treasury Inflation Linked Indexed securities.

4	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[5]
			1 Year		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	6.40%	3.46%	(0.93)%	N/A	6.22%	N/A
Institutional	6.32	3.37	(1.14)	N/A	6.20	N/A
Service	6.08	3.26	(1.46)	N/A	5.57	N/A
Investor A	5.78	3.29	(1.39)	(5.37)%	5.85	4.94%
Investor B	5.31	2.84	(2.19)	(6.41)	5.10	4.75
Investor C	5.30	2.82	(2.18)	(3.12)	5.18	5.18
Barclays Capital Global Real: US TIPS Index	—	1.84	(2.04)	N/A	5.31	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on June 28, 2004.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[9]
	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[7]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[8]	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[7]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[8]
BlackRock	$1,000.00	$1,034.60	$1.67	$1,034.60	$1.52	$1,000.00	$1,023.33	$1.67	$1,023.49	$1.51
Institutional	$1,000.00	$1,033.70	$1.93	$1,033.70	$1.77	$1,000.00	$1,023.08	$1.92	$1,023.23	$1.77
Service	$1,000.00	$1,032.60	$3.29	$1,032.60	$3.14	$1,000.00	$1,021.72	$3.28	$1,021.87	$3.13
Investor A	$1,000.00	$1,032.90	$3.40	$1,032.90	$3.35	$1,000.00	$1,021.62	$3.38	$1,021.67	$3.33
Investor B	$1,000.00	$1,028.40	$7.33	$1,028.40	$7.18	$1,000.00	$1,017.68	$7.32	$1,017.83	$7.17
Investor C	$1,000.00	$1,028.20	$7.28	$1,028.20	$7.13	$1,000.00	$1,017.73	$7.27	$1,017.88	$7.12

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.33% for BlackRock, 0.38% for Institutional, 0.65% for Service, 0.67% for Investor A, 1.45% for Investor B and 1.44% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.30% for BlackRock, 0.35% for Institutional, 0.62% for Service, 0.66% for Investor A, 1.42% for Investor B and 1.41% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

9	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	11

Portfolio Summary as of March 31, 2009	Intermediate Government Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the Barclays Capital Intermediate Government Index for the six-month period.

What factors influenced performance?

•

Detracting from performance was the Portfolio’s out-of-index allocation to both non-agency mortgages and commercial mortgage-backed securities (CMBS). These sectors underperformed amid historic levels of volatility, most notably during October and November 2008. An underweight in agency debentures also hurt results. The sector posted strong returns for the period as it benefited from the Fed’s quantitative easing programs.

•

By contrast, duration positioning benefited performance; most notable was a shift to long duration during the latter part of the period. Exposure to agency mortgages also aided results, as this sector responded well to the Federal Reserve’s mortgage purchase program. Security selection within the Treasury sector proved beneficial as well.

Describe recent Portfolio activity.

•

We significantly reduced the Portfolio’s exposure to agency mortgages following a strong rally during the first quarter of 2009, in response to the Fed’s quantitative easing measures. We subsequently increased the Portfolio’s exposure to other government-owned/government-backed debt, including agency debentures, FDIC-guaranteed paper and non-US government-backed securities, all of which trade at attractive levels relative to comparable US Treasury issues.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio was positioned with a slightly long duration relative to the benchmark. We remain underweight in Treasury securities, preferring to focus on other government-owned/government-backed debt that includes agency mortgages, agency debentures, FDIC-guaranteed paper and non-US government-backed debt. We have maintained out-of-index exposure to spread sectors, including CMBS, asset-backed securities and, to a lesser extent, non-agency mortgages and investment grade corporate debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Mortgage-Backed Securities	48%
U.S. Treasury Obligations	21
U.S. Government Sponsored Agency Obligations	14
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	8
Corporate Bonds	5
Asset Backed Securities	3
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	98%
AA	2
1 Using the higher of S&P’s or Moody’s rating.

12	SEMI-ANNUAL REPORT	MARCH 31, 2009

Intermediate Government Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its assets in bonds that are issued or guaranteed by the US Government and its agencies and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Intermediate Government Index (the benchmark).

3	An unmanaged index comprised of US Government securities from the more comprehensive Barclays Capital US Aggregate Bond Index. This index concentrates on intermediate maturity bonds and thus excludes all maturities from the broader index that are 10 years or greater.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.44%	4.62%	3.61%	N/A	4.11%	N/A	5.28%	N/A
Service	3.15	4.57	3.32	N/A	3.82	N/A	4.97	N/A
Investor A	2.91	4.50	3.19	(0.98)%	3.67	2.83%	4.84	4.42%
Investor B	2.24	3.99	2.37	(2.09)	2.88	2.52	4.28	4.28
Investor C	2.31	4.14	2.43	1.44	2.88	2.88	4.04	4.04
Barclays Capital Intermediate Government Index	—	6.08	5.99	N/A	4.82	N/A	5.76	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[5]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[6]	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[5]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[6]
Institutional	$1,000.00	$1,046.20	$3.16	$1,046.20	$3.06	$1,000.00	$1,021.87	$3.13	$1,021.97	$3.03
Service	$1,000.00	$1,045.70	$4.54	$1,045.70	$4.54	$1,000.00	$1,020.51	$4.49	$1,020.51	$4.49
Investor A	$1,000.00	$1,045.00	$5.10	$1,045.00	$5.05	$1,000.00	$1,019.95	$5.05	$1,020.00	$5.00
Investor B	$1,000.00	$1,039.90	$9.36	$1,039.90	$9.26	$1,000.00	$1,015.71	$9.29	$1,015.81	$9.19
Investor C	$1,000.00	$1,041.40	$8.70	$1,041.40	$8.65	$1,000.00	$1,016.37	$8.63	$1,016.42	$8.58

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.89% for Service, 1.00% for Investor A, 1.84% for Investor B and 1.71% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.89% for Service, 0.99% for Investor A, 1.82% for Investor B and 1.70% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	13

Portfolio Summary as of March 31, 2009	Long Duration Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed the benchmark Barclays Capital Long Government/Credit Index for the six-month period.

What factors influenced performance?

•

An underweight in US investment grade credit, coupled with favorable security selection in the sector, aided performance over the period. On a selection basis, our preference for industrials over financials proved most advantageous. An overweight in agency mortgage-backed securities (MBS) also benefited Portfolio results, as these issues responded well to significant government support through the US Federal Reserve’s mortgage purchase program.

•

Detracting from Portfolio performance was an overweight in US spread assets, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and MBS, which underperformed amid historic levels of volatility, most notably during October and November 2008. The allocations to CMBS and non-agency MBS had the greatest negative impact on results.

Describe recent Portfolio activity.

•

The Portfolio’s positioning in high-quality spread product remained fairly consistent over the six-month period. However, we did reduce the allocation to fixed-rate agency MBS, in favor of investment grade credit, where we increased an existing overweight in the industrials and healthcare subsectors. In addition, we increased the Portfolio’s ABS allocation, and added non-US rates exposure through Mexican and Italian government bonds. We also moved to an overweight position in US agency securities, which, in our view, offer attractive value in comparison to US Treasury securities. Lastly, we adjusted both the duration of the Portfolio (from slightly long to neutral position relative to the benchmark) and its yield curve positioning (from a steepening to a flattening bias).

Describe Portfolio positioning at period-end.

•	The Portfolio ended the period positioned with a neutral duration relative to the benchmark, and a bias towards a flattening yield curve.

•

We remain underweight in US Treasury securities, while maintaining overweights in high-quality spread assets, preferring to hold these securities that remain undervalued on a historical basis and have garnered support from the US government. An improved tone in this market began at the end of November 2008 and has continued alongside the announcements of both the Public-Private Investment Program and the expansion of the Term Asset-Backed Securities Loan Facility towards the end of the first quarter of 2009. We continue to believe that as stability returns to financial markets, spreads will recover gradually over time. The Portfolio was also overweight in US agency securities and investment grade credit.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	44%
U.S. Treasury Obligations	17
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	12
U.S. Government Sponsored Agency Mortgage-Backed Securities	10
U.S. Government Sponsored Agency Obligations	7
Asset Backed Securities	7
Capital Trusts	2
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	50%
AA	11
A	27
BBB	11
Less than BBB	1
1 Using the higher of S&P’s or Moody’s rating.

14	SEMI-ANNUAL REPORT	MARCH 31, 2009

Long Duration Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Barclays Capital Long Government/Credit Index (the benchmark).

3	An unmanaged index comprised of US Government securities or investment grade credit securities from the more comprehensive Barclays Capital U.S. Aggregate Bond Index. This index concentrates on long maturity bonds and thus excludes all maturities from the broader index that are less than 10 years.

4	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[5]
			1 Year		From Inception[6]
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
BlackRock	4.74%	7.59%	0.34%	N/A	1.54%	N/A
Institutional	4.70	7.58	0.31	N/A	1.52	N/A
Investor A	4.27	7.43	0.00	(4.05)%	1.21	(1.62)%
Barclays Capital Long Government/Credit Index	—	6.10	0.98	N/A	2.36	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on October 19, 2007.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]
BlackRock	$1,000.00	$1,075.90	$2.07	$1,000.00	$1,022.98	$2.02
Institutional	$1,000.00	$1,075.80	$2.23	$1,000.00	$1,022.83	$2.17
Investor A	$1,000.00	$1,074.30	$3.57	$1,000.00	$1,021.52	$3.48

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.40% for BlackRock, 0.43% for Institutional and 0.69% for Investor A), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the period the fund was open during the one-half year period).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	15

Portfolio Summary as of March 31, 2009	Managed Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Barclays Capital US Aggregate Bond Index for the six-month period.

What factors influenced performance?

•

The Portfolio’s overweight exposure to spread assets, specifically commercial mortgage-backed securities (CMBS) and non-agency mortgages, was the primary performance detractor during the period. These sectors underperformed amid historic levels of volatility, most notably during October and November 2008. An overweight exposure to financials within the corporate sector also hampered results.

•

By contrast, tactical yield curve and duration positioning benefited performance over the six months. A yield curve steepener trade during the early part of the period and a long duration positioning in the latter part of the period proved most advantageous. An overweight in agency mortgages also aided results as this sector responded well to the Federal Reserve’s mortgage purchase program. Security selection within the CMBS and asset-backed securities (ABS) sectors helped as well.

Describe recent Portfolio activity.

•

During the six months, we reduced the Portfolio’s exposure to agency mortgages, selling on strength during the latter half of the period. Notably, we moved from an overweight to an underweight in this sector. We subsequently increased exposure to other government-owned/ government-backed debt, including agency debentures, FDIC-guaranteed paper and non-US government-backed securities. In addition, we actively traded in the corporate sector throughout the period, reducing the Portfolio’s overweight exposure to financials. At the same time, we increased holdings in the industrials subsector, where we focused on high-quality, non-cyclical names, primarily through the new-issue market.

Describe Portfolio positioning at period-end.

•	At the end of the period, the Portfolio was positioned with a slightly long duration relative to the benchmark, and a neutral yield curve posture.

•

We currently maintain an underweight in US Treasury securities and agency mortgages, in favor of other government-owned/government-backed debt and select spread assets. Within the government-owned/ government-backed sector, we hold overweights in agency debentures and FDIC-guaranteed debt, as these sectors provide an attractive yield pick-up over similar-dated Treasury issues. Among spread assets, we remain overweight in CMBS paper (emphasizing seasoned paper issued prior to 2006), ABS and non-agency mortgages, preferring to hold these assets that remain undervalued on a historical basis. Moreover, each of these sectors has responded well to the proposed Public-Private Investment Program and the expansion of the Term Asset-Backed Securities Loan Facility, and we would expect them to perform well if the programs are successful. Finally, we hold a slight overweight in corporate bonds, with a focus on the industrials sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Mortgage-Backed Securities	41%
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	20
Corporate Bonds	16
U.S. Government Sponsored Agency Obligations	8
Asset Backed Securities	8
U.S. Treasury Obligations	3
Project Loans	2
Capital Trusts	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	80%
AA	9
A	7
BBB	3
Less than BBB	1
1 Using the higher of S&P’s or Moody’s rating.

16	SEMI-ANNUAL REPORT	MARCH 31, 2009

Managed Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital US Aggregate Index.

3	An unmanaged US index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.18%	0.10%	(6.23)%	N/A	1.61%	N/A	4.36%	N/A
Service	5.89	(0.05)	(6.51)	N/A	1.31	N/A	4.05	N/A
Investor A	5.45	(0.08)	(6.58)	(10.32)%	1.23	0.40%	3.92	3.49%
Investor B	4.97	(0.61)	(7.44)	(11.41)	0.43	0.10	3.38	3.38
Investor C	5.04	(0.59)	(7.36)	(8.25)	0.44	0.44	3.05	3.05
Barclays Capital US Aggregate Bond Index	—	4.70	3.13	N/A	4.13	N/A	5.70	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 18 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[5]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[6]	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[5]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[6]
Institutional	$1,000.00	$1,001.00	$4.39	$1,001.00	$3.24	$1,000.00	$1,020.56	$4.44	$1,021.72	$3.28
Service	$1,000.00	$999.50	$5.83	$999.50	$4.74	$1,000.00	$1,019.09	$5.91	$1,020.20	$4.80
Investor A	$1,000.00	$999.20	$6.18	$999.20	$5.08	$1,000.00	$1,018.74	$6.26	$1,019.85	$5.15
Investor B	$1,000.00	$993.90	$10.44	$993.90	$9.30	$1,000.00	$1,014.40	$10.60	$1,015.56	$9.44
Investor C	$1,000.00	$994.10	$10.04	$994.10	$9.05	$1,000.00	$1,014.80	$10.20	$1,015.81	$9.19

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.88% for Institutional, 1.17% for Service, 1.24% for Investor A, 2.10% for Investor B and 2.02% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.65% for Institutional, 0.95% for Service, 1.02% for Investor A, 1.87% for Investor B and 1.82% for Investor C), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 19 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	17

About Portfolio Performance

•

BlackRock and Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Portfolios included in this report, except for Enhanced Income, which incurs an initial sales charge of 3.00%. In addition, these shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waving its fees after February 1, 2010.

18	SEMI-ANNUAL REPORT	MARCH 31, 2009

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The Expense Example tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Portfolios may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage through borrowings or issuance of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Portfolio, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Portfolio’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Portfolio may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Instruments

The Portfolios may invest in various derivative instruments, including written options, reverse repurchase agreements, foreign currency exchange contracts, futures contracts, swaps and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	19

Schedule of Investments March 31, 2009 (Unaudited)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset Backed Securities
AEP Texas Central Transition Funding LLC, Series 06-A, Class A4,
5.17%, 1/01/18	USD	940	$977,962
American Express Issuance Trust, Series 07-2, Class A,
0.81%, 7/15/13(a)		9,540	8,406,417
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 2/15/10		7,075	7,031,719
Amresco Independence Funding, Inc., Series 00-1A, Class A,
1.40%, 1/15/27(a)(b)		631	315,368
Bank One Issuance Trust, Series 04-A7, Class A7,
0.68%, 9/15/11(a)		6,175	5,719,703
Bear Stearns Securities, Inc., Series 06-3, Class A1,
0.67%, 8/25/36(a)		2,073	1,862,117
Carrington Mortgage Loan Trust, Series 06-NC3, Class A1,
0.57%, 1/25/31(a)		224	220,104
Chase Issuance Trust, Series 05-A2, Class A2,
0.63%, 4/16/12(a)		5,930	5,340,888
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
1.62%, 12/23/13(a)(b)		6,395	5,791,112
Citigroup Mortgage Loan Trust, Inc., Series 06-HE2, Class A2A,
0.57%, 8/25/36(a)		81	79,793
Citigroup Mortgage Loan Trust, Inc., Series 07-AMC3, Class A2,
0.63%, 3/25/37(a)		1,223	1,009,208
Conseco Financial Corp., Series 96-7, Class A6,
7.65%, 10/15/27(a)		482	428,768
Countrywide Asset-Backed Certificates, Series 07-12, Class 2A1,
0.87%, 5/25/29(a)		4,612	4,146,190
First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FF10, Class A2,
0.57%, 7/25/36(a)		179	175,991
Ford Credit Auto Owner Trust, Series 07-A, Class A4B,
0.61%, 6/15/12(a)		5,300	4,690,454
Ford Credit Auto Owner Trust, Series 09-A, Class 3B,
3.02%, 5/15/13(a)		18,730	18,732,841
GSAA Home Equity Trust, Series 04-8, Class A3A,
0.89%, 9/25/34(a)		256	135,092
IFC Small Business Administration Loan-Backed Certificates, Series 97-1, Class A,
1.25%, 1/15/24(a)(b)		271	233,004
MBNA Credit Card Master Note Trust, Series 05-A9, Class A9,
0.60%, 4/15/13(a)		2,865	2,712,946
The Money Store Small Business Loan Backed Certificates, Series 97-2, Class A,
1.05%, 2/15/29(a)		794	376,486
Nissan Auto Receivables Owner Trust, Series 09-1, Class A2,
3.92%, 4/15/11		6,710	6,678,191
Nissan Auto Receivables Owner Trust, Series 09-A, Class 2A,
2.94%, 7/15/11		5,605	5,566,562
PECO Energy Transition Trust, Series 01-A, Class A1,
6.52%, 9/01/10		3,510	3,673,923
PMC Capital LP, Series 98-1, Class A,
3.00%, 4/01/21(a)(b)		1,033	671,763
Popular ABS Mortgage Pass-Through Trust, Series 06-D, Class A1,
0.58%, 11/25/36(a)		1,352	1,213,080
Residential Asset Securities Corp., Series 06-EMX6, Class A1,
0.58%, 10/25/30(a)		40	39,550
Small Business Administration Participation Certificates, Series 92-20H,
7.40%, 8/01/12		235	241,655
Small Business Administration Participation Certificates, Series 96-20H,
7.25%, 8/01/16		754	815,349
Small Business Administration Participation Certificates, Series 01-P10B, Class 1,
6.34%, 8/01/11		329	341,786
Structured Asset Securities Corp., Series 03-AL1, Class A,
3.36%, 4/25/31(b)		1,789	1,579,356
Student Loan Marketing Assoc. Student Loan Trust, Series 05-4, Class A2,
1.24%, 4/26/21(a)		2,375	2,295,455
Student Loan Marketing Assoc. Student Loan Trust, Series 05-8, Class A4,
1.91%, 1/25/28(a)		7,375	5,800,437
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
2.26%, 10/25/16(a)		8,030	7,852,794
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
2.46%, 1/25/18(a)		2,030	1,982,681
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
2.86%, 7/25/23(a)		5,470	5,170,154
SWB Loan-Backed Certificates, Series 99-1, Class A,
7.38%, 5/15/25(b)		773	471,406

Total Asset Backed Securities — 12.0%			112,780,305

Portfolios Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, we have abbreviated certain descriptions according to the list on the right.	ARM	Adjustable Rate Mortgage	IO	Interest Only
	CMT	Constant Maturity Treasury Rate	JPY	Japanese Yen
	EUR	Euro	LIBOR	London InterBank Offered Rate
	FGIC	Financial Guaranty Insurance Co.	OID	Original Issue Discount
	FSA	Financial Security Assurance	PO	Principal Only
	GBP	British Pound	TBA	To-Be-Announced
	HEQ	Home Equity	USD	United States Dollar
			ZAR	South African Rand

20	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Capital Trusts
Banks — 0.2%
State Street Capital Trust III, Capital Securities,
8.25%, 3/15/42(a)	USD	4,175	$2,471,600
Commercial Banks — 0.3%
Barclays Bank Plc (United Kingdom), Subordinated Notes,
7.38%(a)(b)(c)(d)		1,500	503,925
Royal Bank of Scotland Group Plc (United Kingdom), Capital Securities,
6.99%(a)(b)(c)(d)		1,055	464,200
UBS Preferred Funding Trust I, Capital Securities,
8.62%(a)(d)		475	190,633
Wells Fargo & Co., Series K, Subordinated Notes,
7.98%(a)(d)		3,600	1,692,000

			2,850,758

Diversified Financial Services — 0.5%
Credit Suisse Guernsey Ltd. (Switzerland), Unsecured Notes,
5.86%(a)(c)(d)(e)		4,450	1,649,156
General Electric Capital Corp., Subordinated Debentures,
6.38%, 11/15/67(a)		2,125	1,031,862
JPMorgan Chase & Co., Subordinated Depositary Shares,
7.90%(a)(d)		3,000	1,927,920

			4,608,938

Insurance — 0.2%
CHUBB Corp., Capital Securities,
6.38%, 3/29/67(a)		950	542,270
The Progressive Corp., Junior Subordinated Notes,
6.70%, 6/15/37(a)		1,580	710,742
Travelers Cos., Inc., Debentures,
6.25%, 3/15/37(a)		1,000	530,662

			1,783,674

Total Capital Trusts — 1.2%			11,714,970

Corporate Bonds
Air Freight & Logistics — 0.7%
United Parcel Service, Inc., Senior Unsecured Notes,
3.88%, 4/01/14		6,400	6,415,661

Automobiles — 0.5%
Daimler Finance North America LLC, Unsecured Notes,
4.88%, 6/15/10		2,000	1,942,488
5.75%, 9/08/11		2,125	2,008,242
6.50%, 11/15/13		475	430,375

			4,381,105

Beverages — 0.8%
Bottling Group LLC, Senior Unsecured Notes,
6.95%, 3/15/14		1,450	1,648,695
Diageo Capital Plc (United Kingdom), Unsecured Notes,
5.20%, 1/30/13(c)		3,950	4,012,888
7.38%, 1/15/14(c)		1,975	2,169,950

			7,831,533

Capital Markets — 2.9%
BP Capital Markets Plc (United Kingdom), Unsecured Notes,
3.13%, 3/10/12(c)		4,000	4,016,468
Eksportfinans A/S (Norway), Unsecured Notes,
5.50%, 5/25/16(c)		3,025	3,238,216
The Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13		7,945	7,419,001
Lehman Brothers Holdings, Inc., Senior Unsecured Notes,
5.00%, 1/14/11(f)		1,365	174,037
5.75%, 4/25/11(f)		2,620	334,050
6.20%, 9/26/14(f)		3,905	497,888
Lehman Brothers Holdings, Inc., Subordinated Notes,
6.75%, 12/28/17(f)		2,550	255
Lehman Brothers Holdings, Inc., Unsecured Notes,
5.25%, 2/06/12(f)		1,015	129,412
Morgan Stanley, Senior Notes,
1.65%, 1/09/12(a)(g)		10,025	8,045,885
5.55%, 4/27/17		505	449,371
6.25%, 8/28/17		2,875	2,668,526
Morgan Stanley, Unsecured Notes,
6.75%, 4/15/11		350	350,270

			27,323,379

Commercial Banks — 2.7%
Deutsche Bank AG (Germany), Bonds,
5.38%, 10/12/12(c)		3,175	3,220,364
Kreditanstalt fuer Wiederaufbau (Germany), Unsecured Notes,
3.50%, 3/10/14(c)		8,825	8,921,469
UBS AG (Switzerland), Senior Notes,
5.88%, 12/20/17(c)		4,165	3,582,279
UBS AG (Switzerland), Senior Unsecured Notes,
5.75%, 4/25/18(c)		3,800	3,178,525
Wachovia Corp., Unsecured Notes,
5.30%, 10/15/11		3,895	3,845,055
5.50%, 5/01/13		30	27,662
Wells Fargo & Co., Unsecured Notes,
4.63%, 8/09/10		1,475	1,456,545
4.88%, 1/12/11		830	820,351
5.25%, 10/23/12		860	835,672

			25,887,922

Computers & Peripherals — 0.4%
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17		2,250	2,330,712
7.63%, 10/15/18		1,500	1,720,791

			4,051,503

Consumer Finance — 0.3%
Student Loan Marketing Corp., Senior Unsecured Notes,
1.30%, 7/27/09(a)		1,400	1,348,858
2.21%, 1/31/14(a)		3,750	1,178,138

			2,526,996

Diversified Financial Services — 8.2%
BAE Systems Holdings, Inc., Unsecured Notes,
5.20%, 8/15/15(b)		680	663,309
Bank of America Corp., Senior Unsecured Notes,
6.00%, 9/01/17		2,400	2,042,808

SEMI-ANNUAL REPORT	MARCH 31, 2009	21

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Diversified Financial Services (concluded)
5.75%, 12/01/17	USD	495	$415,694
Bank of America Corp., Subordinated Notes,
7.80%, 2/15/10		1,115	1,071,134
Bank of America N.A., Subordinated Bank Notes,
6.10%, 6/15/17		2,300	1,666,838
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
6.95%, 8/10/12		3,460	3,523,550
The Bear Stearns Cos., Inc., Unsecured Notes,
5.50%, 8/15/11		1,725	1,727,244
Citigroup, Inc., Senior Unsecured Notes,
2.13%, 4/30/12		8,410	8,438,325
5.30%, 10/17/12(g)		7,675	6,764,799
Citigroup, Inc., Unsecured Notes,
5.13%, 2/14/11		860	789,662
Countrywide Financial Corp., Unsecured Notes,
5.80%, 6/07/12		3,085	2,679,131
EnCana Holdings Finance Corp. (Canada), Senior Unsecured Notes,
5.80%, 5/01/14(c)		980	964,006
General Electric Capital Corp., Senior Notes,
1.80%, 3/11/11		14,700	14,739,117
General Electric Capital Corp., Senior Unsecured Notes,
5.00%, 12/01/10(g)		8,200	8,137,057
General Electric Capital Corp., Unsecured Notes,
4.88%, 10/21/10(g)		4,120	4,095,424
5.00%, 11/15/11		1,030	1,024,268
JPMorgan Chase & Co., Subordinated Notes,
6.25%, 2/15/11		1,500	1,516,695
JPMorgan Chase & Co., Unsecured Notes,
1.65%, 2/23/11(g)		8,900	8,937,309
JPMorgan Chase Bank N.A., Subordinated Notes,
6.00%, 7/05/17		3,575	3,420,009
6.00%, 10/01/17		930	871,760
TIAA Global Markets, Inc., Unsecured Notes,
5.13%, 10/10/12(b)		3,775	3,736,661

			77,224,800

Diversified Telecommunication Services — 3.8%
AT&T, Inc., Unsecured Notes,
5.88%, 2/01/12		130	136,171
4.95%, 1/15/13		3,525	3,575,954
SingTel Optus Finance Ltd. (Australia), Unsecured Notes,
8.00%, 6/22/10(b)(c)		1,425	1,462,674
Sprint Capital Corp., Senior Unsecured Notes,
7.63%, 1/30/11		635	587,375
Telecom Italia Capital SA (Luxembourg), Senior Notes,
5.25%, 11/15/13(c)		3,540	3,179,047
Telecom Italia Capital SA (Luxembourg), Senior Unsecured Notes,
5.25%, 10/01/15(c)		600	505,892
Telecom Italia Capital SA (Luxembourg), Unsecured Notes,
6.20%, 7/18/11(c)		3,875	3,805,265
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
5.98%, 6/20/11(c)		3,500	3,599,978
5.86%, 2/04/13(c)		1,875	1,941,559
6.42%, 6/20/16(c)		2,200	2,274,653
Telefonica Europe BV (Netherlands), Senior Unsecured Notes,
7.75%, 9/15/10(c)		510	532,574
TELUS Corp. (Canada), Senior Unsecured Notes,
8.00%, 6/01/11(c)		2,560	2,664,748
Verizon Communications, Inc., Senior Unsecured Notes,
8.75%, 11/01/18(g)		3,850	4,405,093
6.35%, 4/01/19		2,250	2,222,865
Verizon New Jersey, Inc., Senior Debentures,
5.88%, 1/17/12		5,015	5,152,687

			36,046,535

Electric Utilities — 3.2%
Carolina Power & Light Co., First Mortgage Bonds,
5.30%, 1/15/19		2,425	2,455,085
Dominion Resources, Inc., Senior Unsecured Notes,
5.13%, 12/15/09		455	457,820
Duke Energy Carolinas LLC, First Mortgage Bonds,
5.25%, 1/15/18		925	942,125
EDP Finance BV (Netherlands), Senior Notes,
5.38%, 11/02/12(b)(c)		10,200	10,297,583
NiSource Finance Corp., Senior Unsecured Notes,
7.88%, 11/15/10		2,400	2,359,231
NiSource Finance Corp., Unsecured Notes,
1.82%, 11/23/09(a)		2,450	2,337,530
PacifiCorp, First Mortgage Bonds,
5.50%, 1/15/19		3,550	3,634,384
PECO Energy Co., First & Refunding Mortgage Bonds,
5.95%, 11/01/11		1,900	1,958,898
Progress Energy, Inc., Senior Unsecured Notes,
7.10%, 3/01/11		3,739	3,876,195
Scottish Power Ltd. (United Kingdom), Unsecured Notes,
4.91%, 3/15/10(c)		2,300	2,267,616

			30,586,467

Energy Equipment & Services — 0.5%
Halliburton Co., Senior Unsecured Notes,
5.50%, 10/15/10(g)		1,850	1,922,601
6.15%, 9/15/19		2,320	2,357,415

			4,280,016

Food & Staples Retailing — 0.5%
CVS Caremark Corp., Senior Notes,
1.56%, 6/01/10(a)		4,500	4,336,132

Food Products — 0.7%
Kraft Foods, Inc., Senior Unsecured Notes,
6.00%, 2/11/13		1,280	1,348,467
6.50%, 8/11/17		5,025	5,174,434

			6,522,901

Health Care Providers & Services — 0.5%
UnitedHealth Group, Inc., Unsecured Notes,
5.25%, 3/15/11		2,600	2,622,246

22	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Health Care Providers & Services (concluded)
WellPoint, Inc., Unsecured Notes,
5.00%, 1/15/11	USD	1,925	$1,930,530

			4,552,776

Insurance — 2.3%
Hartford Life Global Funding Trusts, Secured Notes,
1.50%, 6/16/14(a)(b)		5,100	3,223,649
MetLife, Inc., Debentures,
7.72%, 2/15/19		2,725	2,443,401
Metropolitan Life Global Funding I, Senior Unsecured Notes,
5.13%, 4/10/13(b)		2,325	2,123,402
Monumental Global Funding Ltd. (Cayman Islands), Notes,
0.74%, 6/16/10(a)(b)(c)		4,940	4,590,024
New York Life Global Funding, Unsecured Notes,
5.25%, 10/16/12(b)		4,650	4,642,763
Pricoa Global Funding I, Secured Notes,
5.40%, 10/18/12(b)		3,800	3,222,347
Prudential Financial, Inc., Senior Unsecured Notes,
5.80%, 6/15/12		2,175	1,747,312

			21,992,898

Investment Companies — 0.1%
Xstrata Finance Ltd. (Canada), Unsecured Notes,
5.80%, 11/15/16(b)(c)		1,025	658,649

Media — 2.5%
Comcast Cable Communications Holdings, Inc., Unsecured Notes,
8.38%, 3/15/13		1,235	1,320,745
Comcast Cable Holdings LLC, Senior Debentures,
7.88%, 8/01/13		735	744,269
Comcast Corp., Unsecured Notes,
5.45%, 11/15/10		4,000	4,074,780
5.90%, 3/15/16		1,250	1,207,455
Cox Communications, Inc., Senior Unsecured Notes,
7.75%, 11/01/10		3,695	3,762,267
7.13%, 10/01/12		900	895,930
Cox Communications, Inc., Unsecured Notes,
8.38%, 3/01/39(b)		1,975	1,853,044
News America Holdings, Inc., Senior Debentures,
9.50%, 7/15/24		550	575,432
8.50%, 2/23/25		650	598,300
Rogers Communications, Inc. (Canada), Notes,
6.25%, 6/15/13(c)		2,575	2,590,914
TCI Communications, Inc., Senior Debentures,
8.75%, 8/01/15		965	1,041,097
Time Warner Cable, Inc., Unsecured Notes,
5.85%, 5/01/17		4,050	3,630,809
Time Warner, Inc., Senior Unsecured Notes,
6.75%, 4/15/11		1,110	1,126,569
Turner Broadcasting Corp., Senior Notes,
8.38%, 7/01/13		300	310,125

			23,731,736

Oil, Gas & Consumable Fuels — 2.8%
Anadarko Petroleum Corp., Senior Unsecured Notes,
5.95%, 9/15/16		2,650	2,282,392
Canadian Natural Resources Ltd. (Canada), Unsecured Notes,
5.70%, 5/15/17(c)		810	722,196
Chevron Corp., Unsecured Notes,
3.45%, 3/03/12		4,895	5,024,458
ConocoPhillips Australia Funding Co., Unsecured Notes,
1.50%, 4/09/09(a)		3,523	3,522,993
ConocoPhillips, Senior Unsecured Notes,
8.75%, 5/25/10(g)		2,400	2,566,699
EnCana Corp. (Canada), Unsecured Notes,
4.60%, 8/15/09(c)		175	174,691
Enterprise Products Operating LLC, Senior Unsecured Notes,
4.95%, 6/01/10		4,955	4,869,080
Shell International Finance BV (Netherlands), Unsecured Notes,
4.00%, 3/21/14(c)		4,350	4,411,035
XTO Energy, Inc., Senior Unsecured Notes,
6.25%, 8/01/17		2,700	2,633,153

			26,206,697

Pharmaceuticals — 2.6%
Abbott Laboratories, Senior Unsecured Notes,
5.13%, 4/01/19		2,155	2,167,346
Abbott Laboratories, Unsecured Notes,
5.60%, 5/15/11		1,250	1,340,299
Eli Lilly & Co., Senior Unsecured Notes,
3.55%, 3/06/12		1,920	1,961,612
GlaxoSmithKline Capital, Inc., Senior Unsecured Notes,
4.85%, 5/15/13		2,000	2,080,798
Novartis Capital Corp., Senior Unsecured Notes,
4.13%, 2/10/14		3,900	3,985,390
Pfizer, Inc., Senior Unsecured Notes,
5.35%, 3/15/15		6,625	6,989,680
Roche Holdings, Inc., Unsecured Notes,
3.25%, 2/25/11(a)(b)		895	893,411
5.00%, 3/01/14(b)		3,975	4,068,520
Schering-Plough Corp., Senior Unsecured Notes,
5.55%, 12/01/13		795	835,560

			24,322,616

Road & Rail — 0.2%
Canadian National Railway Co. (Canada), Senior Unsecured Notes,
4.25%, 8/01/09(c)		2,075	2,073,954

Software — 0.5%
Oracle Corp., Senior Unsecured Notes,
5.75%, 4/15/18		1,320	1,377,577
Oracle Corp., Unsecured Notes,
5.00%, 1/15/11(g)		3,650	3,826,627

			5,204,204

Tobacco — 0.3%
Philip Morris International, Inc., Senior Unsecured Notes,
4.88%, 5/16/13(g)		2,915	2,946,806

SEMI-ANNUAL REPORT	MARCH 31, 2009	23

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Wireless Telecommunication Services — 0.2%
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes,
7.75%, 2/15/10(c)	USD	1,845	$1,914,341
Vodafone Group Plc (United Kingdom), Unsecured Notes,
5.00%, 9/15/15(c)		110	107,125

			2,021,466

Total Corporate Bonds — 37.2%			351,126,752

Foreign Government Obligations
Germany — 0.0%
Bundesrepublic Deutschland,
4.00%, 1/04/37	EUR	135	181,433

Mexico — 0.1%
Mexico Government International Bond, Senior Unsecured Notes,
5.63%, 1/15/17(c)	USD	330	322,740
Mexico Government International Bond, Unsecured Notes,
7.50%, 4/08/33(c)		200	208,000

			530,740

United Kingdom — 0.2%
United Kingdom Treasury Bonds,
4.25%, 12/07/49	GBP	1,405	1,963,037

Total Foreign Government Obligations — 0.3%			2,675,210

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 3.1%
Bear Stearns ALT-A Trust, Series 04-12, Class 1A1,
0.87%, 1/25/35(a)	USD	1,335	638,198
Bear Stearns ALT-A Trust, Series 04-13, Class A1,
0.89%, 11/25/34(a)		1,787	974,754
Bear Stearns Mortgage Trust, Series 04-7, Class 4A,
4.91%, 10/25/34(a)		1,582	1,023,117
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A,
5.34%, 8/25/35(a)		1,681	1,372,916
Countrywide Alternative Loan Trust, Series 05-21CB, Class A17,
6.00%, 6/25/35		5,566	2,875,176
Countrywide Alternative Loan Trust, Series 06-OA21, Class A1,
0.74%, 3/20/47(a)		2,422	877,422
Countrywide Home Loan Mortgage Pass Through Trust, Series 04-29, Class 1A1,
0.79%, 2/25/35(a)		797	403,402
Countrywide Home Loan Mortgage Pass Through Trust, Series 06-OA5, Class 2A1,
0.72%, 4/25/46(a)		1,086	386,595
Credit Suisse Mortgage Capital Certificates, Series 06-8, Class 3A1,
6.00%, 10/25/21		1,347	763,206
Deutsche ALT-A Securities, Inc., Series 06-AR3, Class A3,
0.61%, 8/25/36(a)		2,626	2,379,297
Deutsche ALT-A Securities, Inc., Series 06-OA1, Class A1,
0.72%, 2/25/47(a)		808	292,884
First Horizon Alernative Mortgage Securities, Inc., Series 04-AA4, Class A1,
5.39%, 10/25/34(a)		2,898	1,594,382
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1,
5.25%, 7/25/35(a)		623	400,087
Goldman Sachs Residential Mortgage Loan Trust, Series 06-OA1, Class 2A1,
0.71%, 8/25/46(a)		2,457	1,275,808
Homebanc Mortgage Trust, Series 06-2, Class A1,
0.70%, 12/25/36(a)		2,518	1,052,920
JPMorgan Mortgage Trust, Series 06-A2, Class 5A3,
5.13%, 11/25/33(a)		3,160	2,182,359
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36		679	493,090
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22		555	412,341
Mortgage IT Trust, Series 04-1, Class A1,
0.91%, 11/25/34(a)		3,117	1,561,289
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A,
0.58%, 7/25/36(a)		1,680	1,570,369
Structured Adjustable Rate Mortgage Loan Trust, Series 04-13, Class A2,
0.82%, 9/25/34(a)		730	439,244
Structured Adjustable Rate Mortgage Loan Trust, Series 04-6, Class 4A1,
4.84%, 6/25/34(a)		6,724	5,523,075
Summit Mortgage Trust, Series 00-1, Class B1,
7.03%, 12/28/12(a)(b)		1	545
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
2.40%, 5/25/47(a)		1,215	459,828
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
2.38%, 6/25/47(a)		1,054	370,643

			29,322,947

Commercial Mortgage-Backed Securities — 14.4%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2,
6.50%, 4/15/36		3,995	3,948,262
Banc of America Commercial Mortgage, Inc., Series 05-3, Class A2,
4.50%, 7/10/43		3,930	3,678,666
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2,
7.32%, 10/15/32		1,769	1,788,921
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(a)		1,800	1,288,459
Commercial Mortgage Loan Trust, Series 08-LS1, Class A4B,
6.02%, 9/10/17(a)		3,730	2,183,763
Commercial Mortgage Pass-Through Certificates Series 05-C6, Class A2,
5.00%, 6/10/44		6,645	6,306,618

24	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates, Series 04-LB3A, Class A3,
5.09%, 7/10/37(a)	USD	2,385	$2,162,975
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CF2, Class A4,
6.51%, 2/15/34		4,083	4,121,468
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 8/15/12		4,050	3,834,189
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35		6,185	5,835,775
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 99-CG2, Class A1B,
7.30%, 6/10/09(a)		714	712,393
First Union National Bank Commercial Mortgage Trust, Series 99-C4, Class C,
7.79%, 12/15/31(b)		5,690	5,668,983
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2,
7.20%, 10/15/32		4,215	4,279,870
First Union National Bank Commercial Mortgage Trust, Series 01-C3, Class A3,
6.42%, 6/15/11		6,470	6,440,139
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3,
6.27%, 12/10/35		4,850	4,688,146
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(a)		2,164	2,174,709
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2,
7.46%, 8/16/33(a)		4,124	4,184,165
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2,
6.96%, 11/15/10		5,922	6,008,888
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2,
5.49%, 5/10/40(a)		5,830	5,628,658
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 04-C3, Class A3,
4.21%, 12/10/41		6,616	6,422,005
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class A2,
4.31%, 1/10/10		7,093	6,832,350
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-CB8, Class A1A,
4.16%, 1/12/39(b)		2,041	1,589,665
JPMorgan Chase Commercial Mortgage Securities Corp., Series 05-LDP4, Class A2,
4.79%, 10/15/42		6,369	5,874,307
JPMorgan Chase Commercial Mortgage Securties Corp., Series 04-CB9, Class A2,
5.11%, 6/12/41(a)		7,180	6,420,008
JPMorgan Commercial Mortgage Finance Corp., Series 97-C5, Class E,
7.61%, 9/15/29		4,896	4,518,310
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C3, Class A2,
6.37%, 12/15/28		6,505	6,495,441
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C7, Class A3,
5.87%, 9/15/45(a)		4,825	3,379,861
Merrill Lynch Mortgage Trust, Series 05-MCP1, Class A2,
4.56%, 6/12/43(h)		5,345	4,997,213
Wachovia Bank Commercial Mortgage Trust, Series 05-C17, Class A2,
4.78%, 3/15/42		6,728	6,357,461
Wachovia Bank Commercial Mortgage Trust, Series 05-C21, Class A3,
5.21%, 10/15/44(a)		2,270	2,098,048
Wachovia Bank Commerical Mortgage Trust, Series 07-C33, Class A4,
5.90%, 7/15/17(a)		7,420	4,552,729
Washington Mutual Commercial Mortgage Securities Trust, Series 05-C1A, Class X (IO),
1.97%, 5/25/36(a)(b)		28,793	829,149

			135,301,594

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 17.5%			164,624,541

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56,
7.46%, 1/01/23		325	321,431

Taxable Municipal Bonds
New York Sales Tax Asset Receivable Corp. Revenue Bonds, Series 04, Class B (FGIC Insured),
3.83%, 10/15/09		1,280	1,293,888
Wisconsin General Revenue Bonds, Series 03, Class A, (FSA Insured, OID),
4.80%, 5/01/13		1,910	1,987,833

Total Taxable Municipal Bonds — 0.4%			3,281,721

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 21.9%
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.77%, 1/01/35(a)		2,769	2,840,981
4.98%, 10/01/35(a)		8,836	8,929,797
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
6.00%, 10/01/36(a)		5,521	5,724,124
Federal Home Loan Mortgage Corp., Series 2391, Class VA,
6.00%, 5/15/18		4,380	4,434,126
Federal Home Loan Mortgage Corp., Series 2626, Class NA,
5.00%, 6/15/23		6,131	6,244,826
Federal Home Loan Mortgage Corp., Series 3294, Class NA,
5.50%, 7/15/27		4,918	5,008,829
Federal National Mortgage Assoc.,
6.00%, 5/01/16-1/01/38		4,944	5,188,295
5.50%, 1/01/20-7/01/38(g)		38,157	39,757,269
5.00%, 12/01/20-11/01/36(g)		25,992	27,020,079
Federal National Mortgage Assoc. 12 Month LIBOR,
4.01%, 4/01/34(a)		2,925	2,971,127
5.58%, 4/01/37(a)		4,163	4,310,096

SEMI-ANNUAL REPORT	MARCH 31, 2008	25

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Federal National Mortgage Assoc. 15 Year HEQ,
8.50%, 8/01/09	USD	8	$7,547
Federal National Mortgage Assoc. 15 Year TBA,
5.50%, 4/01/24(i)		200	208,375
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(i)		11,000	11,230,313
5.50%, 4/01/39(i)		900	934,031
6.00%, 4/01/39(i)		100	104,406
Federal National Mortgage Assoc. 6 Month LIBOR,
4.17%, 12/01/34(a)		4,423	4,507,144
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1,
3.31%, 2/25/32		1,293	1,225,823
Federal National Mortgage Assoc., Series 89-16, Class B (PO),
0.50%, 3/25/19(j)		54	51,476
Federal National Mortgage Assoc., Series 05-109, Class PV,
6.00%, 10/25/32		9,978	10,531,907
Federal National Mortgage Assoc., Series 05-118, Class MC,
6.00%, 1/25/32		5,087	5,232,206
Federal National Mortgage Assoc., Series 05-118, Class WA,
6.00%, 10/25/33		5,253	5,402,668
Federal National Mortgage Assoc., Series 05-29, Class AT,
4.50%, 4/25/35		2,082	2,152,298
Federal National Mortgage Assoc., Series 05-29, Class WB,
4.75%, 4/25/35		5,897	6,101,194
Federal National Mortgage Assoc., Series 05-62, Class CQ,
4.75%, 7/25/35		7,414	7,723,544
Federal National Mortgage Assoc., Series 05-88, Class PA,
5.00%, 9/25/24		3,656	3,707,853
Federal National Mortgage Assoc., Series 05-97, Class HM,
5.00%, 1/25/26		5,172	5,286,044
Federal National Mortgage Assoc., Series 07-81, Class IS (IO),
5.78%, 8/25/37(a)		14,777	1,241,672
Federal National Mortgage Assoc., Series 378, Class 4 (IO),
5.00%, 7/01/36		8,503	912,820
Government National Mortgage Assoc. I 30 Year TBA,
4.50%, 4/01/39-5/01/39(i)		21,200	21,615,031
Government National Mortgage Assoc. II 30 Year TBA,
6.00%, 5/01/39(i)		5,200	5,408,000
Government National Mortgage Assoc. II, Series 4006,
6.00%, 7/20/37		84	87,657
Government National Mortgage Assoc., Series 07-67, Class SI (IO),
5.97%, 11/20/37(a)		6,984	435,997

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 21.9%			206,537,555

Federal Home Loan Bank, Bonds,
5.53%, 11/03/14		7,880	8,141,183
5.63%, 6/11/21		9,585	10,752,789
Federal Home Loan Bank, Subordinated Notes,
5.63%, 6/13/16		4,430	4,324,734
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.75%, 6/27/16(e)		4,665	4,862,600
Federal Home Loan Mortgage Corp., Unsecured Notes,
2.13%, 3/23/12		7,225	7,279,751
5.13%, 11/17/17		13,060	14,570,559
Federal National Mortgage Assoc., Subordinated Notes,
5.25%, 8/01/12		3,070	3,214,259
4.63%, 5/01/13(e)(k)		1,960	2,003,786
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10		9,595	9,860,762
1.75%, 3/23/11(k)		13,665	13,752,934
2.00%, 1/09/12		9,095	9,186,678
2.75%, 2/05/14-3/13/14		25,950	26,282,420
5.25%, 9/15/16		6,575	7,383,574

Total U.S. Government Sponsored Agency Obligations — 12.9%			121,616,029

U.S. Treasury Obligations
U.S. Treasury Bonds,
8.13%, 8/15/19(k)		4,025	5,836,250
7.63%, 11/15/22(e)(k)		7,025	10,256,500
4.50%, 5/15/38(k)		1,975	2,305,813
U.S. Treasury Notes,
0.88%, 3/31/11(k)		9,385	9,397,463
1.88%, 2/28/14		3,900	3,942,666
2.75%, 2/15/19(k)(l)		60,805	61,137,603

Total U.S. Treasury Obligations — 9.8%			92,876,295

Total Long-Term Investments (Cost — $1,127,341,358) — 113.2%			1,067,554,809

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60%(m)(n)
(Cost — $1,527,827) — 0.1%		1,527,827	1,527,827

	Contracts(o)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		1,020	275,744
Receive a fixed rate of 5.210% and pay a floating rate based on 3-month LIBOR, expiring March 2011, Broker, Goldman Sachs Bank USA		950	1,518,807

			1,794,551

26	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Bond Portfolio
(Percentages shown are based on Net Assets)

		Contracts(o)	Value
Options Purchased
Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 5.210% and receive a floating rate based on 3-month LIBOR, expiring March 2011, Broker, Goldman Sachs Bank USA		950	$96,581
Pay a fixed rate of 5.500% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Bank of America, N.A.		540	20,176

			116,757

Total Options Purchased (Cost — $1,526,360) — 0.2%			1,911,308

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $1,130,395,545*) — 113.5%			1,070,993,944

		Par (000)
TBA Sale Commitments
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(i)	USD	(11,000)	(11,230,312)
5.00%, 4/01/39-5/01/39(i)		(10,400)	(10,704,831)
5.50%, 4/01/39-5/01/39(i)		(38,800)	(40,136,844)
6.00%, 4/01/39(i)		(4,700)	(4,907,094)
Government National Mortgage Assoc. I 30 Year TBA,
4.50%, 4/01/39(i)		(5,100)	(5,213,156)

Total TBA Sale Commitments (Proceeds — $71,923,695) — (7.6)%			(72,192,237)

		Contracts(o)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.310% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association		(1,010)	(457,872)
Pay a fixed rate of 3.330% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		(1,170)	(543,118)
Pay a fixed rate of 4.100% and receive a floating rate based on 3-month LIBOR, expiring May 2009, Broker, JPMorgan Chase Bank, National Association		(1,230)	(1,290,158)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA		(1,630)	(2,362,536)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG		(2,600)	(3,999,705)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.		(2,200)	(3,199,718)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association		(2,220)	(4,713,689)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.		(1,250)	(2,782,488)

			(19,349,284)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.310% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association		(1,010)	(321,006)
Receive a fixed rate of 3.330% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		(1,170)	(359,639)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		(1,020)	(237,945)
Receive a fixed rate of 4.750% and pay a floating rate based on 3-month LIBOR, expiring May 2009, Broker, JPMorgan Chase Bank, National Association		(1,230)	(40)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA		(1,630)	(99,350)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG		(2,600)	(93,611)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.		(2,200)	(296,970)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association		(2,220)	(10,337)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.		(1,250)	(9,741)

			(1,428,639)

Total Options Written (Premiums received — $12,089,340) — (2.2)%			(20,777,923)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 103.7%			978,023,784
Liabilities in Excess of Other Assets — (3.7)%			(34,686,819)

Net Assets — 100.0%			$943,336,965

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,130,541,716

Gross unrealized appreciation	$15,748,515
Gross unrealized depreciation	(75,296,287)

Net unrealized depreciation	$(59,547,772)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(e)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

SEMI-ANNUAL REPORT	MARCH 31, 2009	27

Schedule of Investments (continued)	Bond Portfolio

(h)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Purchase Cost	Income
Merrill Lynch Mortgage Trust Series 05-MCP1, Class A2	$4,951,015	$42,860

(i)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$11,188,719	$34,375
Citibank, N.A.	$(29,515,687)	$39,141
Credit Suisse International	$(2,991,531)	$(43,500)
Deutsche Bank AG	$(4,698,719)	$(53,438)
Emmet & Co.	$(11,230,313)	$(132,344)
JPMorgan Chase Bank, National Association	$(6,674,863)	$2,419
UBS AG	$11,230,313	$142,656

(j)	Represents a zero coupon bond. Rate shown reflects the current yield as of report date.

(k)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(l)	Security, or a portion thereof, subject to mortgage dollar roll transactions.

(m)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Income
BlackRock Liquidity Funds, TempFund	$1,527,827	**	$13,825

**	Represents net purchase cost.

(n)	Represents current yield as of report date.

(o)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank, Plc	0.20%	03/31/09	12/31/09	$4,506,875	$4,500,000
JPMorgan Chase Bank, National Association	0.21%	03/27/09	12/31/09	$58,819,968	$58,724,394
JPMorgan Chase Bank, National Association	0.32%	03/27/09	12/31/09	$5,758,245	$5,744,000
JPMorgan Chase Bank, National Association	0.30%	03/24/09	12/31/09	$18,114,093	$18,071,625
JPMorgan Chase Bank, National Association	0.30%	03/24/09	12/31/09	$1,569,842	$1,566,162

Total					$88,606,181

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	698,197	EUR	542,500	Citibank, N.A.	5/20/09	$(22,575)
USD	4,178,957	GBP	2,988,500	Deutsche Bank AG	6/10/09	(110,118)

	Total					$(132,693)

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
43	U.S. Treasury Notes (2 Year)	Chicago	June 2009	$9,369,297	$39,060
410	U.S. Treasury Notes (5 Year)	Chicago	June 2009	$48,693,906	726,216
229	U.S. Treasury Notes (10 Year)	Chicago	June 2009	$28,413,891	201,054
89	U.S. Treasury Bonds	Chicago	June 2009	$11,543,578	452,159
71	Euro-Bund	Eurex	June 2009	$11,737,587	3,907
84	Gilt British	London	June 2009	$14,850,119	247,645
88	Euro Dollar Futures	Chicago	June 2009	$21,758,000	444,632

Total					$2,114,673

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
4.05%	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	11,800	$369,637
2.90%	3-month LIBOR	Barclays Bank, Plc	September 2010	USD	34,700	834,976
4.51%	3-month LIBOR	UBS AG	September 2010	USD	24,600	1,184,781
5.00%	3-month LIBOR	Deutsche Bank AG	November 2010	USD	10,300	772,469
1.76%	3-month LIBOR	Deutsche Bank AG	March 2011	USD	18,600	(137,819)
5.03%	3-month LIBOR	Deutsche Bank AG	November 2011	USD	10,000	1,058,655
5.02%	3-month LIBOR	Goldman Sachs Bank USA	November 2011	USD	17,000	1,797,211
4.20%	3-month LIBOR	Credit Suisse International	December 2012	USD	50,000	4,719,105
3.62%	3-month LIBOR	Barclays Bank, Plc	February 2013	USD	68,000	4,483,716

28	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.63%	3-month LIBOR	Deutsche Bank AG	March 2014	USD	18,800	$(380,885)
2.53%	3-month LIBOR	Citibank, N.A.	March 2014	USD	18,200	(281,632)
2.24%	3-month LIBOR	Deutsche Bank AG	March 2014	USD	10,200	14,845
2.21%	3-month LIBOR	Goldman Sachs Bank USA	December 2018	USD	12,600	(627,393)
3.06%	3-month LIBOR	Credit Suisse International	March 2019	USD	11,200	197,431
3.17%	3-month LIBOR	Deutsche Bank AG	March 2019	USD	13,200	355,218
3.17%	3-month LIBOR	Bank of America, N.A.	March 2019	USD	10,800	282,239
5.41%	3-month LIBOR	JPMorgan Chase Bank, National Association	August 2022	USD	6,610	1,733,381
3.50%	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	2,700	(71,263)

Total						$16,304,672

•	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	December 2014	BBB-	USD	1,900	$(73,257)

1	Using S&P’s rating of the issuer.

2	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments ***
	Assets	Liabilities	Assets	Liabilities
Level 1	$1,527,827	$—	$2,114,673	$—
Level 2	1,059,740,855	(72,192,237)	19,714,972	(111,089,046)
Level 3	7,813,954	—	—	—

Total	$1,069,082,636	$(72,192,237)	$21,829,645	$(111,089,046)

***	Other financial instruments are futures, swaps, foreign currency exchange contracts, options and reverse repurchase agreements. Futures, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options and reverse repurchase agreements are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Assets
Balance, as of September 30, 2008	$976,770
Accrued discounts/premiums	128
Realized gain	118
Change in unrealized appreciation/depreciation****	11,478
Net sales	(987,949)
Net transfers in of Level 3	7,813,409

Balance, as of March 31, 2009	$7,813,954

****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	29

Schedule of Investments March 31, 2009 (Unaudited)	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
AEP Texas Central Transition Funding II LLC, Series 06-A, Class A2,
4.98%, 7/01/15	$250	$262,593
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 2/15/10	320	318,042
Bear Stearns Asset Backed Securities Trust, Series 07-HE1, Class 1A1,
0.64%, 2/25/37(a)	66	47,467
BMW Vehicle Owner Trust, Series 06-A, Class A3,
5.13%, 9/27/10	118	118,270
Conseco Financial Corp., Series 99-1, Class A5,
6.11%, 9/01/23	44	42,993
Countrywide Certificates, Series 07-5, Class 2A1,
0.62%, 4/25/29(a)	212	180,382
Countrywide Certificates, Series 07-6, Class 2A1,
0.62%, 9/25/37(a)	171	150,622
Daimler Chrysler Auto Trust, Series 05-B, Class A4,
4.20%, 7/08/10	197	197,131
Ford Credit Auto Owner Trust, Series 08-A, Class A3A,
3.96%, 4/15/12	345	333,236
GSAA Home Equity Trust, Series 04-8, Class A3A,
0.89%, 9/25/34(a)	70	36,710
GSAA Home Equity Trust, Series 06-2, Class N,
6.00%, 12/25/35(b)	17	5
Honda Auto Receivables Owner Trust, Series 07-1, Class A3,
5.10%, 3/18/11	179	180,743
Honda Auto Receivables Owner Trust, Series 08-1, Class A2,
3.77%, 11/18/09	284	284,928
Merrill Lynch First Franklin Mortgage Loan Trust, Series 07-1, Class A2A,
0.64%, 4/25/37(a)(c)	73	64,714
Merrill Lynch Mortgage Trust, Series 05-FF6, Class N1,
4.50%, 5/25/36(b)(c)(d)	89	9
Morgan Stanley ABS Capital I, Inc., Series 07-HE1, Class A2A,
0.57%, 11/25/36(a)	109	100,385
Morgan Stanley ABS Capital I, Inc., Series 07-NC2, Class A2A,
0.63%, 2/25/37(a)	196	154,776
Nissan Auto Receivables Owner Trust, Series 09-1, Class A2,
3.92%, 4/15/11	175	174,170
Option One Mortgage Loan Trust, Series 01-4, Class A,
1.12%, 1/25/32(a)	7	5,468
Permanent Master Issuer Plc (United Kingdom), Series 07-1, Class 2A1,
1.14%, 1/15/16(a)(e)	210	197,898
Structured Asset Receivables Trust, Series 04-1,
1.63%, 4/21/11(a)(b)	279	214,969
Student Loan Marketing Assoc. Student Loan Trust, Series 06-5, Class A3,
1.19%, 10/25/19(a)	175	171,859
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
2.26%, 10/25/16(a)	315	308,049

Total Asset Backed Securities — 13.6%		3,545,419

Corporate Bonds
Capital Markets — 2.3%
BP Capital Markets Plc (United Kingdom), Unsecured Notes,
3.13%, 3/10/12(e)	245	246,009
Eksportfinans A/S (Norway), Unsecured Notes,
5.00%, 2/14/12(e)	125	130,000
Morgan Stanley, Senior Unsecured Notes,
2.25%, 3/13/12	235	236,827

		612,836

Commercial Banks — 0.5%
Societe Financement de l’Economie Francaise (France), Unsecured Notes,
2.38%, 3/26/12(b)(e)	135	135,543

Computer Software & Services — 1.0%
Electronic Data Systems Corp., Senior Unsecured Notes,
7.13%, 10/15/09	250	257,508

Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Unsecured Notes,
4.25%, 2/24/12	140	143,820

Consumer Finance — 0.3%
Student Loan Marketing Corp., Senior Unsecured Notes,
1.30%, 7/27/09(a)	80	77,078

Diversified Financial Services — 4.6%
Countrywide Home Loans, Inc., Unsecured Notes,
4.13%, 9/15/09	200	197,636
General Electric Capital Corp., Senior Notes,
1.80%, 3/11/11	300	300,798
IBM International Group Capital LLC, Unsecured Notes,
1.52%, 7/29/09(a)	555	555,931
JPMorgan Chase & Co., Unsecured Notes,
1.65%, 2/23/11	140	140,587

		1,194,952

Diversified Telecommunication Services — 1.6%
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
5.98%, 6/20/11(e)	75	77,142
Verizon Global Funding Corp., Senior Unsecured Notes,
7.25%, 12/01/10	275	290,533
6.88%, 6/15/12	50	53,072

		420,747

Electric Utilities — 0.5%
Florida Power Corp., First Mortgage Bonds,
6.65%, 7/15/11	130	138,879

Insurance — 0.7%
General Re Corp., Debentures,
9.00%, 9/12/09	170	174,653

Media — 0.6%
Time Warner Cable, Inc., Unsecured Notes,
5.40%, 7/02/12	150	144,892

Pharmaceuticals — 3.0%
Eli Lilly & Co., Senior Unsecured Notes,
3.55%, 3/06/12	130	132,817

30	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Pharmaceuticals (concluded)
Pfizer, Inc., Senior Unsecured Notes,
4.45%, 3/15/12	$230	$236,245
Roche Holdings, Inc., Unsecured Notes,
3.25%, 2/25/11(a)(b)	185	184,672
4.50%, 3/01/12(b)	215	218,859

		772,593

Tobacco — 0.7%
Imperial Tobacco Overseas BV (Netherlands), Unsecured Notes,
7.13%, 4/01/09(e)	190	190,000

Wireless Telecommunication Services — 0.4%
Vodafone Group Plc (United Kingdom), Unsecured Notes,
1.54%, 2/27/12(a)(e)	125	115,156

Total Corporate Bonds — 16.8%		4,378,657

Foreign Government Obligations
Canada — 0.6%
Export Development Canada,
2.38%, 3/19/12(e)	165	166,266

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 14.2%
Adjustable Rate Mortgage Trust, Series 04-4, Class 5A3,
0.89%, 3/25/35(a)	20	9,228
American Home Mortgage Asset Trust, Series 05-1, Class 3A11,
0.79%, 11/25/35(a)	136	58,990
Banc of America Funding Corp., Series 04-C, Class 4A2,
0.89%, 12/20/34(a)	116	57,440
Banc of America Mortgage Securities, Inc., Series 06-B, Class 3A1,
6.16%, 11/20/36(a)	245	130,846
Bear Stearns ALT-A Trust, Series 04-12, Class 1A1,
0.87%, 1/25/35(a)	126	60,327
Bear Stearns ALT-A Trust, Series 04-13, Class A1,
0.89%, 11/25/34(a)	103	56,213
Countrywide Home Loan Mortgage Pass Through Trust, Series 03-37, Class 2A1,
5.11%, 9/25/33(a)	194	135,510
Countrywide Home Loan Mortgage Pass Through Trust, Series 04-29, Class 1A1,
0.79%, 2/25/35(a)	70	35,247
Credit Suisse First Boston Mortgage Securities Corp., Series 02-10, Class 2A1,
7.50%, 5/25/32	22	18,765
Credit Suisse First Boston Mortgage Securities Corp., Series 03-AR2, Class 3A1,
5.21%, 2/25/33(a)	191	157,003
First Horizon Asset Securities, Inc., Series 04-AR2, Class 2A1,
4.27%, 5/25/34(a)	350	276,206
Goldman Sachs Residential Mortgage Loan Trust, Series 04-11, Class 5A1,
4.71%, 9/25/34(a)	128	89,151
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR1, Class 2A1,
4.91%, 1/25/35(a)	419	242,396
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR6, Class 1A1,
4.13%, 9/25/35(a)	268	182,609
Homebanc Mortgage Trust, Series 05-4, Class A1,
0.79%, 10/25/35(a)	183	90,292
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2,
4.23%, 8/25/34(a)(c)	294	227,143
Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A,
2.11%, 11/25/29(a)(c)	75	45,490
Mortgage IT Trust, Series 04-1, Class A1,
0.91%, 11/25/34(a)	184	92,369
Opteum Mortgage Acceptance Corp., Series 06-1, Class 1A1A,
0.61%, 4/25/36(a)	43	41,870
Permanent Financing Plc (United Kingdom), Series 5, Class 3A,
1.45%, 6/10/09(a)(e)	155	151,643
Sequoia Mortgage Trust, Series 04-1, Class A,
1.89%, 2/20/34(a)	130	83,653
Structured Adjustable Rate Mortgage Loan Trust, Series 04-13, Class A2,
0.82%, 9/25/34(a)	108	64,793
Washington Mutual Alternative Mortgage Pass-Through Certificates, Series 07-HY1, Class A1,
0.61%, 2/25/37(a)	233	129,427
Washington Mutual Mortgage Pass-Through Certificates, Series 05-AR12, Class 1A6,
4.83%, 10/25/35(a)	475	196,128
Washington Mutual Mortgage Pass-Through Certificates, Series 05-AR5, Class A6,
4.68%, 5/25/35(a)	550	303,580
Wells Fargo Mortgage Backed Securities Trust, Series 04-V, Class 1A2,
4.01%, 10/25/34(a)	472	341,533
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR10, Class 2A1,
5.63%, 7/25/36(a)	302	161,895
Wells Fargo Mortgage Backed Securities Trust, Series 07-8, Class 2A7,
6.00%, 7/25/37	347	278,718

		3,718,465

Commercial Mortgage-Backed Securities — 8.4%
Banc of America Commercial Mortgage, Inc., Series 03-1, Class A1,
3.88%, 9/11/36	289	283,395
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2,
7.42%, 8/15/33(a)	255	257,128
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33	318	323,989
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(a)	77	77,668
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2,
7.72%, 3/15/33(a)	306	307,984

SEMI-ANNUAL REPORT	MARCH 31, 2009	31

Schedule of Investments (continued)	Enhanced Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class X2 (IO),
0.10%, 5/10/40(a)(b)	$3,937		$3,087
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB3, Class A3,
6.47%, 11/15/35	170		169,801
Lehman Brothers-UBS Commercial Mortgage Trust, Series 02-C1, Class A3,
6.23%, 3/15/26	93		93,467
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C4, Class A2,
4.57%, 6/15/29(a)	254		253,276
Merrill Lynch Mortgage Trust, Series 02-MW1, Class XP (IO),
1.55%, 7/12/34(a)(b)(c)	1,811		7,281
TIAA Retail Commercial Trust, Series 01-C1A, Class A4,
6.68%, 6/19/31(a)(b)	140		139,731
Wachovia Bank Commercial Mortgage Trust, Series 03-C3, Class A1,
4.04%, 2/15/34	223		213,071
Washington Mutual Commercial Mortgage Securities Trust, Series 05-C1A, Class X (IO),
1.97%, 5/25/36(a)(b)	1,894		54,556

			2,184,434

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 22.6%			5,902,899

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 8.8%
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
4.45%, 7/01/34(a)	68		68,606
4.84%, 5/01/35(a)	485		496,240
Federal Home Loan Mortgage Corp., Series 2893, Class PA,
4.00%, 4/15/25	287		288,553
Federal Home Loan Mortgage Corp., Series 3215, Class EP,
5.38%, 9/15/11	380		392,319
Federal National Mortgage Assoc. 12 Month LIBOR,
5.34%, 10/01/35(a)	312		322,739
Federal National Mortgage Assoc., Series 02-39, Class FB,
1.11%, 3/18/32(a)	25		25,118
Federal National Mortgage Assoc., Series 04-25, Class PA,
5.50%, 10/25/30	41		42,344
Federal National Mortgage Assoc., Series 04-36, Class BS,
5.50%, 11/25/30	57		58,650
Federal National Mortgage Assoc., Series 05-57, Class PA,
5.50%, 5/25/27	314		319,936
Federal National Mortgage Assoc., Series 05-68, Class PB,
5.75%, 7/25/35	140		146,812
Federal National Mortgage Assoc., Series 06-60, Class LK,
6.50%, 7/25/36	93		94,064
Government National Mortgage Assoc. II 1 Year Treasury,
4.13%, 11/20/29(a)	22		22,276
4.63%, 8/20/31(a)	35		35,266

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 8.8%			2,312,923

U.S. Government Sponsored Agency Obligations — 0.8%
Federal National Mortgage Assoc., Unsecured Notes,
2.00%, 2/11/11	210		210,637

U.S. Treasury Obligations — 1.5%
U.S. Treasury Inflation Protected Notes,
4.25%, 1/15/10	300		386,675

Total Long-Term Investments (Cost — $19,434,797) — 64.7%			16,903,476

	Par/Shares (000)
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(f)(g)	8,880		8,880,183
Merck & Co., Inc.,
0.28%, 4/06/09(h)	500		499,969

Total Short-Term Securities (Cost — $9,380,164) — 35.9%			9,380,152

	Contracts
Options Purchased
Exchange-Traded Call Options Purchased
September 1 Year Euro-Bobl Futures, Strike Price $98.25, Expires 9/11/09
(Cost — $3,871) — 0.0%	7		6,300

Total Investments Before Outstanding Options Written (Cost — $28,818,832*) — 100.6%			26,289,928

Options Written
Exchange-Traded Call Options Written
September 1 Year Euro-Bobl Futures, Strike Price $98.50, Expires 9/11/09	(7)		(3,763)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Deutsche Bank AG	(150	)(i)	(3,280)

Total Options Written (Premiums Received — $10,579) — (0.0)%			(7,043)

Total Investments Net of Outstanding Options Written — 100.6%			26,282,885
Liabilities in Excess of Other Assets — (0.6)%			(159,155)

Net Assets — 100.0%			$26,123,730

32	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Enhanced Income Portfolio

•	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$28,820,339

Gross unrealized appreciation	$96,001
Gross unrealized depreciation	(2,626,412)

Net unrealized depreciation	$(2,530,411)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Sales Cost	Income
Merrill Lynch Mortgage Investors, Inc., Series 07-1, Class A2A	$19,936	$1,643
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2	$15,425	$3,772
Merrill Lynch Mortgage Investors, Inc., Series 04-E, Class A2A	$2,362	$771
Merrill Lynch Mortgage Trust, Series 02-MW1, Class XP (IO)	—	$7,248
Merrill Lynch Mortgage Trust, Series 05-FF6, Class N1	—	$1,045

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	U.S. dollar denominated security issued by foreign domiciled entity.

(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Income
BlackRock Liquidity Funds, TempFund	$8,880,184	**	$13,748

**	Represents net purchase cost.

(g)	Represents current yield as of report date.

(h)	The rate shown is the effective yield on the discount notes at the time of purchase. (i) One contract represents a notional amount of $10,000.

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation
4	U.S. Treasury Notes (2 Year)	June 2009	$871,563	$6,404
7	U.S. Treasury Notes (5 Year)	June 2009	$831,359	17,278

Total				$23,682

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
	Assets	Assets	Liabilities
Level 1	$8,880,183	$6,300	$(3,763)
Level 2	16,838,930	—	(3,280)
Level 3	564,515	—	—

Total	$26,283,628	$6,300	$(7,043)

***	Other financial instruments are futures and options. Futures are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

SEMI-ANNUAL REPORT	MARCH 31, 2009	33

Schedule of Investments (concluded)	Enhanced Income Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Assets
Balance, as of September 30, 2008	$307,957
Accrued discounts/premiums	7
Realized gain	6
Change in unrealized appreciation/depreciation****	(45,644)
Net sales	(47,357)
Net transfers in of Level 3	349,546

Balance, as of March 31, 2009	$564,515

****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	GNMA Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 0.0%
Commercial Mortgage-Backed Securities — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22(a)	$3	$2,917

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 138.2%
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.00%, 4/01/39(b)	100	103,062
Federal Home Loan Mortgage Corp. Gold,
6.00%, 11/01/13-8/01/16	30	31,573
9.00%, 12/01/19(c)	0	390
5.50%, 1/01/22-5/01/22	413	431,562
7.50%, 2/01/27-3/01/27	6	6,847
8.00%, 3/17/32	7,079	7,571,743
4.50%, 10/01/35	164	168,128
10.00%, 11/01/38	6,593	7,185,642
11.00%, 11/01/38	5,301	5,865,451
Federal Home Loan Mortgage Corp. Gold 30 Year,
5.00%, 3/01/39	66,930	69,097,815
Federal Home Loan Mortgage Corp. Gold 30 Year GIANT,
8.00%, 10/17/30	4,261	4,857,276
Federal Home Loan Mortgage Corp., Series 3171, Class ST (IO),
5.93%, 6/15/36(d)	12,858	1,070,556
Federal Home Loan Mortgage Corp., Series 3218, Class SA (IO),
6.01%, 9/15/36(d)	6,051	473,346
Federal Home Loan Mortgage Corp., Series 3501, Class SC (IO),
5.29%, 1/15/39(d)	4,357	298,042
Federal Home Loan Mortgage Corp., Series 3501, Class SJ (IO),
5.89%, 1/15/39(d)	4,357	331,715
Federal National Mortgage Assoc.,
5.00%, 1/01/21-3/01/21	131	136,121
5.50%, 1/01/22-9/01/38	11,189	11,635,644
6.00%, 2/01/25-11/01/28(e)	98,130	102,871,921
8.00%, 6/01/37	1,226	1,308,589
8.50%, 7/01/37	586	632,581
6.50%, 9/01/37	1,665	1,755,658
Federal National Mortgage Assoc. 15 Year HEQ,
8.00%, 8/01/14	36	37,277
Federal National Mortgage Assoc. 15 Year TBA,
4.50%, 4/01/24(b)	1,900	1,955,812
5.00%, 4/01/24-5/01/24(b)	4,300	4,446,967
6.00%, 4/01/24(b)	800	837,250
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(b)	14,300	14,599,406
5.50%, 4/01/39(b)	17,500	18,161,719
6.00%, 4/01/39(b)	29,200	30,486,625
Federal National Mortgage Assoc. Pool,
5.50%, 2/01/38	46,344	48,148,149
Federal National Mortgage Assoc., Series 03-130, Class SP (IO),
6.48%, 8/25/28(d)	1,489	17,912
Federal National Mortgage Assoc., Series 07-30, Class WI (IO),
6.24%, 4/25/37(d)	15,223	1,210,849
Federal National Mortgage Assoc., Series 08-2, Class SA (IO),
5.75%, 2/25/38(d)	7,722	648,853
Government National Mortgage Assoc. I,
9.50%, 10/15/09-11/15/20	272	297,707
11.00%, 9/15/10	1	1,051
17.00%, 11/15/11-12/15/11	23	25,029
16.00%, 3/15/12-4/15/12	15	17,038
12.00%, 2/15/13-6/15/15	17	19,709
11.50%, 4/15/13-12/15/15	29	32,905
14.50%, 4/15/13	9	10,526
15.00%, 6/15/13	17	19,963
10.00%, 2/15/16-6/15/18	207	227,971
9.00%, 4/15/16-10/15/21	272	294,245
6.50%, 5/15/16-11/15/34	37,888	40,173,205
8.50%, 6/15/16-2/15/25	239	258,868
5.50%, 7/15/16-3/15/39	89,434	93,278,236
6.00%, 7/15/16-10/15/38	113,421	118,781,940
8.00%, 1/15/17-1/15/32	22,216	24,053,653
7.00%, 9/15/17-5/15/32	3,597	3,851,261
7.50%, 2/15/22-8/15/33	6,088	6,522,888
5.00%, 11/15/32-6/15/36	46,158	48,037,610
4.50%, 12/15/34-1/15/35	3,822	3,917,341
Government National Mortgage Assoc. I 30 Year,
5.50%, 6/15/37	72	75,093
Government National Mortgage Assoc. I 30 Year TBA,
4.00%, 4/01/39-5/01/39(b)	45,400	45,593,523
4.50%, 4/01/39-5/01/39(b)	122,600	125,058,937
5.00%, 4/01/39(b)	116,500	120,723,125
5.50%, 4/01/39(b)	75,400	78,463,125
6.00%, 4/01/39(b)	600	626,625
6.50%, 4/01/39(b)	20,000	20,968,750
Government National Mortgage Assoc. I Pool,
9.50%, 1/15/10-9/15/22	530	582,649
6.50%, 10/15/31-4/15/36	12,905	13,644,102
6.00%, 8/15/32-10/15/38	122,800	128,621,610
5.50%, 1/15/37-7/15/38(e)	115,458	120,438,433
Government National Mortgage Assoc. II,
7.50%, 4/20/23-10/20/25	17	18,347
7.00%, 3/20/24-5/20/27	242	258,320
8.00%, 8/20/24	116	124,747
6.00%, 2/20/29-5/20/36	17,365	18,168,996
5.00%, 11/20/35	4,397	4,566,258
4.50%, 8/20/38	426	435,760
Government National Mortgage Assoc. II 30 Year TBA,
5.00%, 4/01/39(b)	22,700	23,480,312
5.50%, 4/01/39-5/01/39(b)	131,500	136,484,250
6.00%, 4/01/39-5/01/39(b)	90,700	94,413,000
4.50%, 4/20/39(b)	20,000	20,406,250
Government National Mortgage Assoc., Series 03-51, Class LT,
5.00%, 10/20/28	667	673,494
Government National Mortgage Assoc., Series 04-83, Class CD,
11.07%, 10/20/34(d)	1,006	1,026,616
Government National Mortgage Assoc., Series 05-91, Class UP,
13.19%, 9/16/31(d)	4,259	4,428,142
Government National Mortgage Assoc., Series 07-59, Class SC (IO),
5.96%, 7/20/37(d)	13,178	854,487

SEMI-ANNUAL REPORT	MARCH 31, 2009	35

Schedule of Investments (continued)	GNMA Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Government National Mortgage Assoc., Series 08-40, Class PS (IO),
5.94%, 5/16/38(d)	$14,336	$1,527,009

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 138.2%		1,637,867,587

Total Long-Term Investments (Cost — $1,617,140,223) — 138.2%		1,637,870,504

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(f)(g)
(Cost — $158,436,960) — 13.4%	158,436,960	158,436,960

	Contracts
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc
(Cost — $464,100) — 0.0%	1,190 (h)	321,141

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $1,776,041,283*) — 151.6%		1,796,628,605

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.00%, 4/01/39(b)	(67,000)	(69,051,875)
Federal National Mortgage Assoc. 15 Year TBA,
5.00%, 4/01/24(b)	(200)	(207,312)
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(b)	(14,300)	(14,599,406)
5.50%, 4/01/39(b)	(74,900)	(77,732,156)
6.00%, 4/01/39(b)	(101,400)	(105,867,938)
6.50%, 5/01/39(b)	(1,600)	(1,680,000)
Government National Mortgage Assoc. I 30 Year TBA,
4.50%, 4/01/39(b)	(37,500)	(38,332,031)
5.50%, 4/01/39(b)	(90,700)	(94,384,688)
6.00%, 4/01/39(b)	(91,000)	(95,038,125)

Total TBA Sale Commitments (Proceeds — $492,511,328) — (41.9)%		(496,893,531)

	Contracts(h)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.425% and receive a floating rate based on 3-month LIBOR, expiring March 2011, Broker, JPMorgan Chase Bank, National Association	(3,500)	(1,740,145)
Pay a fixed rate of 5.025% and receive a floating rate based on 3-month LIBOR, expiring November 2010, Broker, UBS AG	(400)	(602,719)

		(2,342,864)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.425% and pay a floating rate based on 3-month LIBOR, expiring March 2011, Broker, JPMorgan Chase Bank, National Association	(3,500)	(1,718,237)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	(1,190)	(276,878)
Receive a fixed rate of 5.025% and pay a floating rate based on 3-month LIBOR, expiring November 2010, Broker, UBS AG	(400)	(39,755)

		(2,034,870)

Total Options Written (Premiums Received — $4,239,000) — (0.4)%		(4,377,734)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 109.3%		1,295,357,340
Liabilities in Excess of Other Assets — (9.3)%		(110,489,682)

Net Assets — 100.0%		$1,184,867,658

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,776,156,489

Gross unrealized appreciation	$20,973,225
Gross unrealized depreciation	(501,109)

Net unrealized appreciation	$20,472,116

(a)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Sales Cost	Income
Federal Housing Authority, Merrill Lynch Project, Pool 42	$26	$55

(b)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$(76,015,813)	$(670,992)
Barclays Bank, Plc	$(105,867,937)	$(1,295,227)
Citibank, N.A.	$222,252,500	$1,369,883
Credit Suisse International	$128,380,461	$1,299,094
Deutsche Bank AG	$63,736,123	$529,041
JPMorgan Chase Bank, National Association	$7,429,875	$(677,406)

(c)	Par is less than $500.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

36	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	GNMA Portfolio

(f)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Income
BlackRock Liquidity Funds, TempFund	$158,514,725	**	$1,423,820

**	Represents net purchase cost.

(g)	Represents current yield as of report date.

(h)	One contract represents a notional amount of $10,000.

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Depreciation
101	U.S. Treasury Notes (2 Year)	June 2009	$22,006,953	$(160,861)
41	Euro Dollar Futures	June 2009	$10,137,250	(17,463)
41	Euro Dollar Futures	September 2009	$10,137,763	(25,225)
15	Euro Dollar Futures	December 2009	$3,703,313	(10,429)
1	Euro Dollar Futures	March 2010	$246,750	(897)
1	Euro Dollar Futures	June 2010	$246,363	(984)
1	Euro Dollar Futures	September 2010	$245,963	(1,097)
1	Euro Dollar Futures	December 2010	$245,450	(1,185)
11	Euro Dollar Futures	March 2011	$2,695,825	(16,869)
11	Euro Dollar Futures	June 2011	$2,690,463	(17,006)
11	Euro Dollar Futures	September 2011	$2,685,100	(16,349)
11	Euro Dollar Futures	December 2011	$2,679,188	(14,699)

Total				$(283,064)

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.60%	3-month LIBOR	Deutsche Bank AG	February 2011	USD	31,100	$155,444
3.17%	3-month LIBOR	Bank of America, N.A.	March 2019	USD	3,800	99,306
3.50%	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	2,000	(53,237)

Total						$201,513

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments***
	Assets	Liabilities	Assets	Liabilities
Level 1	$158,436,960	$—	$—	$(283,064)
Level 2	1,637,867,587	(496,893,531)	575,891	(4,377,734)
Level 3	2,917	—	—	(53,237)

Total	$1,796,307,464	$(496,893,531)	$575,891	$(4,714,035)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Financial Instruments***
	Assets	Liabilities
Balance, as of September 30, 2008	$295,459	$—
Accrued discounts/premiums	38	—
Realized gain	26	19,166
Change in unrealized appreciation/depreciation****	3,494	(72,403)
Net sales	(299,017)	—
Net transfers in of Level 3	2,917	—

Balance, as of March 31, 2009	$2,917	$(53,237)

***	Other financial instruments are futures, swaps and options. Futures and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	37

Schedule of Investments March 31, 2009 (Unaudited)	Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
Bear Stearns Asset Backed Securities Trust, Series 06-HE4, Class 1A1,
0.58%, 5/25/36(a)	$64	$62,947
Bear Stearns Asset-Backed Securities Trust, Series 07-2, Class A1,
0.71%, 2/25/37(a)	363	297,697
Chase Issuance Trust, Series 07-A17, Class A,
5.12%, 10/15/12	700	704,353
Citigroup Mortgage Loan Trust, Inc., Series 07-AMC3, Class A2,
0.63%, 3/25/37(a)	138	114,250
Countrywide Asset-Backed Certificates, Series 06-20, Class 2A1,
0.57%, 4/25/37(a)	283	264,873
Morgan Stanley ABS Capital I, Inc., Series 06-HE7, Class A2A,
0.57%, 9/25/36(a)	217	205,838
Popular ABS Mortgage Pass-Through Trust, Series 06-D, Class A1,
0.58%, 11/25/36(a)	251	224,818
Structured Asset Securities Corp., Series 06-BC3, Class A2,
0.57%, 10/25/36(a)	372	325,058
Structured Asset Securities Corp., Series 07-WF2, Class A2,
1.22%, 8/25/37(a)	479	419,192

Total Asset Backed Securities — 0.3%		2,619,026

Corporate Bonds
Banks — 0.0%
International Bank for Reconstruction and Development, Senior Bank Notes,
0.04%, 12/10/13(a)	265	242,851

Capital Markets — 0.0%
Lehman Brothers Holdings, Inc., Senior Notes,
5.63%, 1/24/13(b)	900	108,000
Lehman Brothers Holdings, Inc., Unsecured Notes,
0.00%, 6/02/09(a)(b)	610	73,200

		181,200

Consumer Finance — 0.3%
Student Loan Marketing Corp., Senior Unsecured Notes,
1.22%, 4/01/09(a)	2,500	2,500,000

Diversified Financial Services — 0.2%
The Bear Stearns Cos. LLC, Inc., Senior Unsecured Notes,
1.89%, 3/10/14(a)	340	301,502
JPMorgan Chase & Co., Senior Unsecured Notes,
1.76%, 6/28/09(a)	975	928,687

		1,230,189

Diversified Telecommunication Services — 0.1%
Verizon Wireless Capital LLC, Unsecured Notes,
8.50%, 11/15/18(c)(d)	1,000	1,142,321

Total Corporate Bonds — 0.6%		5,296,561

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.1%
Countrywide Alternative Loan Trust, Series 06-OA21, Class A1,
0.74%, 3/20/47(a)	951	344,322

Commercial Mortgage-Backed Securities — 0.3%
JPMorgan Chase Commercial Mortgage Securities Corp., Series 02-CIB4, Class A3,
6.16%, 5/12/34	435	419,010
LB-UBS Commercial Mortgage Trust, Series 03-C5, Class A3,
4.25%, 7/15/27	2,500	2,273,309

		2,692,319

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 0.4%		3,036,641

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.9%
Federal Home Loan Mortgage Corp., Series 3405, Class SC (IO),
5.44%, 1/15/38(a)	34,797	2,022,788
Federal National Mortgage Assoc. 12 Month LIBOR,
4.40%, 6/01/34(a)	228	231,846
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(e)	11,000	11,230,312
Federal National Mortgage Assoc., Series 07-42, Class S (IO),
5.58%, 5/25/37(a)	37,063	2,754,727

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 1.9%		16,239,673

U.S. Government Sponsored Agency Obligations — 0.1%
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.00%, 12/14/18(d)	1,190	1,149,044

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Bonds,
2.38%, 1/15/25	45,950	53,473,332
2.00%, 1/15/26	22,975	24,162,666
1.75%, 1/15/28	40,009	38,604,360
3.63%, 4/15/28(d)	20,729	33,355,867
3.88%, 4/15/29(d)(f)	24,205	39,923,591
3.38%, 4/15/32	1,985	3,033,019
U.S. Treasury Inflation Protected Notes,
4.25%, 1/15/10	18,205	23,464,707
0.88%, 4/15/10(g)	20,615	22,858,079
3.50%, 1/15/11	7,065	8,947,302
2.38%, 4/15/11-1/15/27	49,675	54,688,162
3.38%, 1/15/12	18,891	23,885,100
2.00%, 4/15/12-1/15/16(g)	150,260	170,615,899
3.00%, 7/15/12	39,070	48,813,239
0.63%, 4/15/13	17,145	16,947,839
1.88%, 7/15/13-7/15/15(d)	97,073	110,542,656
1.63%, 1/15/15-1/15/18	51,960	56,685,815
2.50%, 7/15/16-1/15/29	59,631	64,967,233
2.63%, 7/15/17	17,190	19,014,672
1.38%, 7/15/18	9,579	9,301,741

38	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Treasury Obligations
U.S. Treasury Notes,
2.75%, 2/15/19	$3,835		$3,855,977

Total U.S. Treasury Obligations — 97.6%			827,141,256

Total Long-Term Investments (Cost — $834,119,808) — 100.9%			855,482,201

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(h)(i)
(Cost — $16,479,425) — 2.0%	16,479,425		16,479,425

	Contracts
Options Purchased
Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.550% and receive a floating rate based on 3-month LIBOR, expiring May 2009, Broker, Citibank, N.A.
(Cost — $651,000) — 0.0%	3,000	(j)	80,983

Total Investments Before Outstanding Options Written (Cost — $851,250,233*) — 102.9%			872,042,609

Options Written
Exchange-Traded Put Options Written
June 10 Year U.S. Treasury Notes Futures, Strike Price $118.50, Expires 05/22/09	(375)		(70,312)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.375% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Barclays Bank, Plc	(580	)(j)	(61,676)
Pay a fixed rate of 3.470% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Morgan Stanley Capital Services, Inc.	(1,000	)(j)	(538,869)
Pay a fixed rate of 3.510% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	(1,000	)(j)	(560,431)
Pay a fixed rate of 5.430% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Barclays Bank, Plc	(1,090	)(j)	(2,170,239)

			(3,331,215)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.375% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Barclays Bank, Plc	(580	)(j)	(414,747)
Receive a fixed rate of 3.470% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Morgan Stanley Capital Services, Inc.	(1,000)		(263,520)
Receive a fixed rate of 3.510% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	(1,000)		(253,038)
Receive a fixed rate of 5.430% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Barclays Bank, Plc	(1,090)		(18,009)

			(949,314)

Total Options Written (Premiums Received — $3,726,275) — (0.5)%			(4,350,841)

Total Investments Net of Outstanding Options Written — 102.4%			$867,691,768
Liabilities in Excess of Other Assets — (2.4)%			(19,985,198)

Net Assets — 100.0%			$847,706,570

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$854,500,433

Gross unrealized appreciation	$32,143,048
Gross unrealized depreciation	(14,600,872)

Net unrealized appreciation	$17,542,176

(a)	Variable rate security. Rate shown is as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of interest payments.

(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(e)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation
Citibank, N.A.	$11,230,312	$201,094

(f)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(g)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(h)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Income
BlackRock Liquidity Funds, TempFund	$16,479,425	**	$25,658

**	Represents net purchase cost.

(i)	Represents current yield as of report date.

(j)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
JPMorgan Chase Bank, National Association	0.22%	03/31/09	04/01/09	$41,200,252	$41,200,000
JPMorgan Chase Bank, National Association	0.23%	03/31/09	01/15/16	$40,991,613	40,352,000

Total					$81,552,000

SEMI-ANNUAL REPORT	MARCH 31, 2009	39

Schedule of Investments (concluded)	Inflation Protected Bond Portfolio

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
JPY	2,359,000	USD	24,307	Citibank, N.A.	6/10/09	$(448)

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
71	U.S. Treasury Notes (2 Year)	Chicago	June 2009	$15,470,235	$114,371
50	U.S. Treasury Notes (10 Year)	Chicago	June 2009	$6,203,906	15,777
113	Euro-Bund	Eurex	June 2009	$18,680,949	12,022
70	Gilt British	London	June 2009	$12,375,099	(82,084)

Total					$60,086

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
2	U.S. Treasury Notes (5 Year)	Chicago	June 2009	$237,531	$(3,167)
33	U.S. Treasury Bonds	Chicago	June 2009	$4,280,203	(22,607)

Total					$(25,774)

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
1.60%	3-month LIBOR	Deutsche Bank AG	February 2011	USD	14,600	$72,974
4.91%	3-month LIBOR	Barclays Bank, Plc	December 2011	USD	10,500	1,064,692
4.86%	3-month LIBOR	Deutsche Bank AG	October 2012	USD	2,200	270,006
4.49%	3-month LIBOR	Bank of America, N.A.	October 2018	USD	10,700	1,690,104
3.29%	3-month LIBOR	Citibank, N.A.	March 2019	USD	2,800	106,523
3.17%	3-month LIBOR	Bank of America, N.A.	March 2019	USD	2,100	54,880

Total						$3,259,179

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
	Assets	Assets	Liabilities
Level 1	$16,479,425	$142,170	$(178,170)
Level 2	855,482,201	3,340,162	(85,832,977)
Level 3	—	—	—

Total	$871,961,626	$3,482,332	$(86,011,147)

***	Other financial instruments are futures, swaps, foreign currency exchange contracts, options and repurchase agreements. Futures, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument, options and reverse purchase agreements are shown at market value.

See Notes to Financial Statements.

40	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset Backed Securities
Chase Issuance Trust, Series 07-A17, Class A,
5.12%, 10/15/12	USD	3,100	$3,119,280
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
1.62%, 12/23/13(a)(b)		3,700	3,350,604
Citigroup Mortgage Loan Trust, Inc., Series 07-AMC3, Class A2,
0.63%, 3/25/37(b)		692	571,250
Conseco Financial Corp., Series 97-5, Class A7,
7.13%, 5/15/29(b)		1,001	841,583
IndyMac Residential Asset Backed Trust, Series 06-E, Class 2A1,
0.58%, 4/25/37(b)		866	818,231
Small Business Administration Participation Certificates, Series 96-20H,
7.25%, 8/01/16		661	714,999
Small Business Administration Participation Certificates, Series 96-20J, Class 1,
7.20%, 10/01/16		545	586,423
Small Business Administration Participation Certificates, Series 98-20J, Class 1,
5.50%, 10/01/18		1,410	1,480,860
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
2.26%, 10/25/16(b)		4,470	4,371,356
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
2.46%, 1/25/18(b)		1,130	1,103,660
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
2.86%, 7/25/23(b)		3,040	2,873,358
SWB Loan-Backed Certificates, Series 99-1, Class A,
7.38%, 5/15/25(a)		363	221,418

Total Asset Backed Securities — 3.5%			20,053,022

Corporate Bonds
Banks — 0.6%
International Bank for Reconstruction & Development (Multiple Countries), Unsecured Notes,
1.00%, 2/05/15(c)		4,100	3,565,647
Diversified Financial Services — 3.9%
Citigroup, Inc., Senior Unsecured Notes,
2.13%, 4/30/12(d)		5,435	5,453,305
General Electric Capital Corp., Senior Notes,
1.80%, 3/11/11		9,000	9,023,949
JPMorgan Chase & Co., Unsecured Notes,
1.65%, 2/23/11(d)		5,450	5,472,846
TIAA Global Markets, Inc., Unsecured Notes,
5.13%, 10/10/12(a)(d)		2,150	2,128,165

			22,078,265

Finance — 0.9%
Private Export Funding Corp., Unsecured Notes,
3.55%, 4/15/13		4,575	4,758,814

Oil, Gas & Consumable Fuels — 0.3%
ENSCO Offshore Co. Bonds,
6.36%, 12/01/15		1,622	1,738,726

Total Corporate Bonds — 5.7%			32,141,452

Foreign Government Obligations
United Kingdom — 0.2%
United Kingdom Treasury Bonds,
4.25%, 12/07/49	GBP	850	1,187,603

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.4%
American Home Mortgage Investment Trust, Series 05-1, Class 6A,
5.29%, 6/25/45(b)	USD	907	455,867
Bear Stearns ALT-A Trust, Series 04-13, Class A1,
0.89%, 11/25/34(b)		513	279,895
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A,
5.34%, 8/25/35(b)		4,967	4,056,343
Countrywide Alternative Loan Trust, Series 06-OA19, Class A1,
0.73%, 2/20/47(b)		733	259,121
Countrywide Alternative Loan Trust, Series 06-OA21, Class A1,
0.74%, 3/20/47(b)		1,395	505,183
Countrywide Home Loan Mortgage Pass Through Trust, Series 06-OA5, Class 2A1,
0.72%, 4/25/46(b)		607	216,231
Credit Suisse Mortgage Capital Certificates, Series 06-8, Class 3A1,
6.00%, 10/25/21		741	419,763
Deutsche ALT-A Securities, Inc., Series 06-OA1, Class A1,
0.72%, 2/25/47(b)		443	160,424
Deutsche Mortgage Securities, Inc., Series 04-4, Class 3AR1,
4.70%, 6/25/34(b)		292	176,630
Goldman Sachs Residential Mortgage Loan Trust, Series 04-9, Class 3A1,
4.33%, 8/25/34(b)		862	624,022
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1,
5.25%, 7/25/35(b)		5,055	3,245,151
Goldman Sachs Residential Mortgage Loan Trust, Series 06-OA1, Class 2A1,
0.71%, 8/25/46(b)		1,401	727,330
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36		339	246,545
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22		278	206,171
Mortgage IT Trust, Series 04-1, Class A1,
0.91%, 11/25/34(b)		986	493,916
Structured Adjustable Rate Mortgage Loan Trust, Series 04-13, Class A2,
0.82%, 9/25/34(b)		193	116,096
Summit Mortgage Trust, Series 00-1, Class B1,
7.03%, 12/28/12(a)(b)(e)		0	480
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
2.40%, 5/25/47(b)		685	259,176
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
2.38%, 6/25/47(b)		587	206,434
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR4, Class 2A4,
5.78%, 4/25/36(b)		1,500	764,742

			13,419,520

SEMI-ANNUAL REPORT	MARCH 31, 2009	41

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 6.0%
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4,
6.19%, 6/11/35	USD	3,380	$3,247,806
Bear Stearns Commercial Mortgage Securities, Inc., Series 02-TOP6, Class A1,
5.92%, 10/15/36		622	623,013
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR4, Class A1,
4.36%, 6/11/41		340	339,247
Citigroup Commercial Mortgage Trust, Series 08-C7, Class A4,
6.10%, 12/10/49(b)		1,292	957,459
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 07-CD4, Class A4,
5.32%, 12/11/49		218	144,714
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(b)		925	662,125
Commercial Mortgage Loan Trust, Series 08-LS1, Class A4B,
6.02%, 9/10/17(b)		1,970	1,153,355
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2,
7.42%, 8/15/33(b)		2,943	2,972,095
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 8/15/12		2,680	2,537,192
Federal Housing Authority, Merrill Lynch Project, Series 29, Class 1A1,
7.43%, 6/01/22(f)		131	129,332
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2,
7.20%, 10/15/32		3,464	3,516,642
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3,
6.27%, 12/10/35		3,540	3,421,863
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(b)		700	703,212
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3,
5.86%, 10/12/11		3,580	3,533,647
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIBC, Class A3,
6.26%, 3/15/33		1,505	1,522,031
Lehman Brothers-UBS Commercial Mortgage Trust, Series 01-C7, Class A3,
5.64%, 4/15/11		757	756,355
Lehman Brothers-UBS Commercial Mortgage Trust, Series 04-C2, Class A2,
3.25%, 3/15/29		439	438,113
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C7, Class A3,
5.87%, 9/15/45(b)		2,725	1,908,834
Morgan Stanley Capital I, Inc., Series 02-TOP7, Class A1,
5.38%, 1/15/39		865	862,312
Wachovia Bank Commercial Mortgage Trust, Series 03-C5, Class A1,
2.99%, 6/15/35		1,502	1,451,442
Wachovia Bank Commercial Mortgage Trust, Series 04-C12, Class A1,
3.40%, 7/15/41		164	163,381
Wachovia Bank Commerical Mortgage Trust, Series 07-C33, Class A4,
5.90%, 7/15/17(b)		3,735	2,291,704
Washington Mutual Commercial Mortgage Securities Trust, Series 05-C1A, Class X (IO),
1.97%, 5/25/36(a)(b)		19,025	547,876

			33,883,750

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 8.4%			47,303,270

Project Loans — 0.1%
Federal Housing Authority, USGI Project, Series 56,
7.46%, 1/01/23		329	325,533

Taxable Municipal Bonds — 0.4%
Stanislaus County California Taxable Pension Obligation Refunding Revenue Bonds, Series 95,
7.15%, 8/15/13		2,210	2,334,534

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 51.0%
Federal Home Loan Mortgage Corp.,
9.00%, 12/01/09		1	1,395
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.75%, 4/01/35(b)		6,820	6,901,602
5.54%, 4/01/36(b)		2,662	2,760,006
Federal Home Loan Mortgage Corp. 1 Year Treasury,
3.73%, 7/01/34(b)		1,186	1,190,979
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
4.45%, 7/01/34(b)		376	382,236
5.04%, 8/01/34(b)		4,094	4,232,565
4.38%, 3/01/35(b)		5,051	5,148,074
4.78%, 3/01/35(b)		5,442	5,549,916
6.00%, 10/01/36(b)		2,950	3,058,561
5.50%, 5/01/37(b)		2,849	2,942,503
Federal Home Loan Mortgage Corp. Gold,
5.50%, 12/01/37(d)		2,429	2,523,302
4.50%, 2/01/39-3/01/39		6,332	6,470,909
Federal Home Loan Mortgage Corp. HYBRID,
4.40%, 11/01/34(b)		1,566	1,578,730
Federal Home Loan Mortgage Corp., Series 2391, Class VA,
6.00%, 5/15/18		2,287	2,314,875
Federal Home Loan Mortgage Corp., Series 2668, Class AD,
4.00%, 1/15/15		875	884,478
Federal Home Loan Mortgage Corp., Series 2730, Class PT,
3.75%, 6/15/16		168	168,323
Federal Home Loan Mortgage Corp., Series 2870, Class AH,
5.00%, 12/15/23		846	851,728

42	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (continued)
Federal Home Loan Mortgage Corp., Series 2931, Class DE,
4.00%, 2/15/20	USD	10,000	$10,315,907
Federal Home Loan Mortgage Corp., Series 3057, Class BL,
5.50%, 6/15/27		2,564	2,618,356
Federal Home Loan Mortgage Corp., Series 3084, Class BC,
5.50%, 12/15/24		1,406	1,426,378
Federal Home Loan Mortgage Corp., Series 3087, Class VA,
5.50%, 3/15/15		1,420	1,473,209
Federal Home Loan Mortgage Corp., Series 3143, Class NA,
5.50%, 7/15/26		2,319	2,359,766
Federal Home Loan Mortgage Corp., Series 3162, Class 0A,
6.00%, 10/15/26		2,286	2,341,469
Federal Home Loan Mortgage Corp., Series 3210, Class PA,
6.00%, 3/15/29		1,317	1,352,837
Federal National Mortgage Assoc.,
9.00%, 5/01/09-4/01/16(e)		—	239
5.01%, 1/01/12(d)		10,994	11,493,838
6.00%, 4/01/16-1/01/38		6,312	6,622,549
7.00%, 1/01/17-4/01/32		719	762,820
5.00%, 12/01/20-8/01/36(d)		77,317	80,075,224
5.50%, 1/01/24-9/01/36(d)		11,089	11,560,925
4.50%, 2/01/29(e)		—	1
6.50%, 12/01/29		77	82,527
Federal National Mortgage Assoc. 1 Year CMT,
4.01%, 9/01/33(b)		1,276	1,293,321
5.21%, 10/01/33(b)		503	513,048
4.57%, 3/01/35(b)		3,910	3,889,921
Federal National Mortgage Assoc. 12 Month LIBOR,
4.82%, 3/01/33-8/01/34(b)		3,825	3,911,698
4.40%, 6/01/34(b)		3,634	3,694,538
4.43%, 7/01/34(b)		3,564	3,623,452
4.93%, 7/01/35(b)		8,856	9,077,066
Federal National Mortgage Assoc. 15 Year HEQ,
8.50%, 8/01/09		6	5,885
Federal National Mortgage Assoc. 15 Year TBA,
5.00%, 5/01/24(g)		2,000	2,068,124
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(g)		19,315	19,719,408
5.50%, 4/01/39(g)		600	622,688
6.00%, 4/01/39(g)		100	104,406
Federal National Mortgage Assoc. 6 Month LIBOR,
4.27%, 5/01/33(b)		1,231	1,234,664
4.17%, 12/01/34(b)		2,495	2,543,032
4.43%, 2/01/35(b)		2,564	2,610,905
Federal National Mortgage Assoc. Grantor Trust, Series 01-T2, Class B,
6.02%, 11/25/10		3,600	3,801,197
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1,
3.31%, 2/25/32		336	318,660
Federal National Mortgage Assoc., Series 03-10, Class PC,
5.50%, 5/25/28		3,038	3,052,459
Federal National Mortgage Assoc., Series 05-100, Class TA,
5.50%, 3/25/25		2,252	2,279,531
Federal National Mortgage Assoc., Series 05-109, Class PV,
6.00%, 10/25/32		4,476	4,724,908
Federal National Mortgage Assoc., Series 05-118, Class MC,
6.00%, 1/25/32		2,594	2,668,078
Federal National Mortgage Assoc., Series 05-118, Class WA,
6.00%, 10/25/33		2,694	2,770,599
Federal National Mortgage Assoc., Series 05-16, Class LY,
5.50%, 9/25/25		2,445	2,476,496
Federal National Mortgage Assoc., Series 05-29, Class JB,
4.50%, 4/25/35		6,712	6,901,703
Federal National Mortgage Assoc., Series 05-57, Class PA,
5.50%, 5/25/27		948	964,848
Federal National Mortgage Assoc., Series 05-68, Class PC,
5.50%, 7/25/35		3,353	3,525,082
Federal National Mortgage Assoc., Series 05-68, Class PD,
6.00%, 9/25/30		1,323	1,323,927
Federal National Mortgage Assoc., Series 05-78, Class PA,
5.50%, 1/25/26		2,267	2,297,144
Federal National Mortgage Assoc., Series 05-88, Class PA,
5.00%, 9/25/24		1,856	1,882,016
Federal National Mortgage Assoc., Series 05-97, Class HM,
5.00%, 1/25/26		2,680	2,739,482
Federal National Mortgage Assoc., Series 06-3, Class NA,
6.00%, 4/25/28		1,727	1,771,543
Federal National Mortgage Assoc., Series 06-39, Class WA,
5.50%, 11/25/25		2,000	2,029,851
Federal National Mortgage Assoc., Series 06-54, Class OA,
6.00%, 3/25/27		3,438	3,516,525
Federal National Mortgage Assoc., Series 07-81, Class IS (IO),
5.78%, 8/25/37(b)		9,062	761,463
Federal National Mortgage Assoc., Series 08-33, Class SA (IO),
5.48%, 4/25/38(b)		8,362	518,999
Federal National Mortgage Assoc., Series 378, Class 4 (IO),
5.00%, 7/01/36		4,932	529,478
Government National Mortgage Assoc. I,
6.00%, 2/15/11		13	12,737
Government National Mortgage Assoc. II 1 Year CMT,
3.63%, 2/20/35(b)		1,838	1,823,025
Government National Mortgage Assoc. II 1 Year Treasury,
3.75%, 6/20/34(b)		1,533	1,533,187

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 51.0%			288,581,321

SEMI-ANNUAL REPORT	MARCH 31, 2009	43

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Obligations
Federal Home Loan Bank, Bonds,
5.53%, 11/03/14	USD	4,080	$4,215,232
5.38%, 5/15/19		5,335	5,856,331
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.75%, 6/27/16(h)		2,450	2,553,777
Federal Home Loan Mortgage Corp., Unsecured Notes,
2.13%, 3/23/12		4,450	4,483,722
5.13%, 11/17/17		12,355	13,784,016
Federal National Mortgage Assoc., Subordinated Notes,
6.25%, 2/01/11(h)		3,190	3,369,661
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10(d)(h)		4,955	5,092,244
1.75%, 3/23/11		8,350	8,403,732
2.00%, 1/09/12		5,825	5,883,716
2.75%, 2/05/14-3/13/14		15,875	16,078,436
5.25%, 9/15/16		8,835	9,921,502
Housing & Urban Development, Section 108 Government Guaranteed Participation Certificates, Series 03-A,
4.44%, 8/01/11		2,099	2,231,900

Total U.S. Government Sponsored Agency Obligations — 14.5%			81,874,269

U.S. Treasury Obligations
U.S. Treasury Bonds,
8.13%, 8/15/19		10,700	15,515,000
8.50%, 2/15/20(h)		6,190	9,242,444
8.75%, 8/15/20		10,980	16,751,362
8.00%, 11/15/21		4,250	6,288,674
7.63%, 11/15/22		4,325	6,314,500
6.25%, 8/15/23		4,650	6,117,656
4.50%, 5/15/38		565	659,638
U.S. Treasury Notes,
0.88%, 2/28/11(i)		59,565	59,678,769
2.75%, 2/15/19(i)		6,900	6,937,743

Total U.S. Treasury Obligations — 22.5%			127,505,786

Total Long-Term Investments (Cost — $604,173,075) — 106.3%			601,306,790

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(j)(k)
(Cost — $6,654,736) — 1.2%		6,654,736	6,654,736

	Contracts(l)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		610	164,906

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 5.500% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Bank of America, N.A.		280	10,461

Total Options Purchased (Cost — $277,170) — 0.0%			175,367

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $611,104,981*) — 107.5%			608,136,893

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 30 Year TBA,
4.50%, 4/01/39(g)	USD	(6,200)	(6,324,000)
Federal National Mortgage Assoc. 20 Year TBA,
5.00%, 4/01/29(g)		(1,048)	(1,082,626)
5.50%, 4/01/29(g)		(605)	(629,065)
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(g)		(8,100)	(8,269,594)
5.00%, 4/01/39(g)		(66,200)	(68,289,437)
5.50%, 4/01/39-5/01/39(g)		(10,700)	(11,076,188)
6.00%, 4/01/39(g)		(6,400)	(6,682,000)

Total TBA Sale Commitments (Proceeds — $101,332,931) — (18.1)%			(102,352,910)

	Contracts(l)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.310% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association		(610)	(276,536)
Pay a fixed rate of 3.330% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		(700)	(324,942)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA		(910)	(1,318,962)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG		(1,460)	(2,245,988)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.		(1,250)	(1,818,022)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association		(1,100)	(2,335,612)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.		(390)	(868,136)

			(9,188,198)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.310% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association		(610)	(193,875)
Receive a fixed rate of 3.330% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.		(700)	(215,169)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		(610)	(142,300)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA		(910)	(55,466)

44	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Intermediate Government Bond Portfolio
(Percentages shown are based on Net Assets)

	Contracts(l)	Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG	(1,460)	$(52,566)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.	(1,250)	(168,733)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association	(1,100)	(5,122)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	(390)	(3,039)

		(836,270)

Total Options Written (Premiums Received — $6,123,950) — (1.8)%		(10,024,468)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 87.6%		495,759,515
Other Assets in Excess of Liabilities — 12.4%		69,934,014

Net Assets — 100.0%		$565,693,529

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$609,771,933

Gross unrealized appreciation	$12,292,238
Gross unrealized depreciation	(13,927,278)

Net unrealized depreciation	$(1,635,040)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(e)	Par is less than $500.

(f)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Sales Cost	Income
Federal Housing Authority, Merrill Lynch Project, Series 29, Class 1A1	$530	$2,502

(g)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$10,107,281	$(6,188)
Barclays Bank, Plc	$(6,324,000)	$29,063
Citibank, N.A.	$(11,076,187)	$(24,391)
Credit Suisse International	$(27,276,348)	$(308,027)
Deutsche Bank AG	$(5,776,750)	$(78,531)

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Goldman Sachs Bank USA	$(8,269,594)	$6,328
Greenwich Capital Markets	$8,284,908	$(13,042)
JPMorgan Chase Bank, National Association	$(39,507,594)	$(620,484)

(h)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(i)	Security, or a portion thereof, subject to mortgage dollar roll transactions.

(j)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Income
BlackRock Liquidity Funds, TempFund	$6,654,736	**	$313,215

**	Represents net purchase cost.

(k)	Represents current yield as of report date.

(l)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	1,048,905	EUR	815,000	Citibank, N.A.	5/20/09	$(33,914)
USD	2,229,663	GBP	1,594,500	Deutsche Bank AG	6/10/09	(58,753)

Total						$(92,667)

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
36	U.S. Treasury Notes (2 Year)	Chicago	June 2009	$7,844,062	$58,103
361	U.S. Treasury Notes (5 Year)	Chicago	June 2009	$42,874,391	640,961
269	U.S. Treasury Notes (10 Year)	Chicago	June 2009	$33,377,016	199,850
3	U.S. Treasury Bonds	Chicago	June 2009	$389,109	14,599
50	Euro-Bund	Eurex	June 2009	$8,265,907	2,862
52	Gilt British	London	June 2009	$9,192,931	153,490

Total					$1,069,865

SEMI-ANNUAL REPORT	MARCH 31, 2009	45

Schedule of Investments (continued)	Intermediate Government Bond Portfolio

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration		Notional Amount (000)	Unrealized Appreciation (Depreciation)
4.05%	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	6,800	$213,011
1.76%	3-month LIBOR	Deutsche Bank AG	March 2011	USD	11,300	(83,729)
5.02%	3-month LIBOR	Goldman Sachs Bank USA	November 2011	USD	2,000	211,437
4.36%	3-month LIBOR	Barclays Bank, Plc	December 2012	USD	17,800	1,775,488
3.77%	3-month LIBOR	Bank of America, N.A.	January 2013	USD	10,600	776,097
3.25%	3-month LIBOR	Goldman Sachs Bank USA	March 2013	USD	11,700	574,862
2.95%	3-month LIBOR	Bank of America, N.A.	November 2013	USD	14,300	642,776
2.53%	3-month LIBOR	Citibank, N.A.	March 2014	USD	11,100	(171,764)
2.57%	3-month LIBOR	Citibank, N.A.	March 2014	USD	5,400	(92,858)
2.24%	3-month LIBOR	Deutsche Bank AG	March 2014	USD	5,200	7,568
4.39%	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2015	USD	21,100	(2,687,078)
4.39%	3-month LIBOR	Morgan Stanley Capital Services, Inc.	July 2015	USD	17,000	(2,043,314)
4.49%	3-month LIBOR	Bank of America, N.A.	October 2018	USD	5,800	916,131
2.21%	3-month LIBOR	Goldman Sachs Bank USA	December 2018	USD	8,000	(399,148)
2.30%	3-month LIBOR	Citibank, N.A.	December 2018	USD	7,000	(296,136)
2.86%	3-month LIBOR	Goldman Sachs Bank USA	January 2019	USD	3,500	7,794
2.71%	3-month LIBOR	Bank of America, N.A.	January 2019	USD	7,200	(79,899)
3.06%	3-month LIBOR	Credit Suisse International	March 2019	USD	6,800	119,869
3.17%	3-month LIBOR	Deutsche Bank AG	March 2019	USD	2,800	75,349
3.17%	3-month LIBOR	Bank of America, N.A.	March 2019	USD	5,700	148,960
2.82%	3-month LIBOR	Barclays Bank, Plc	March 2019	USD	3,100	(13,211)
5.41%	3-month LIBOR	JPMorgan Chase Bank, National Association	August 2022	USD	12,035	3,156,013
3.50%	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	1,700	(44,855)

Total						$2,713,363

•	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2009 were as follows:

Index	Receive Fixed Rate	Counterparty	Credit Rating[2]	Expiration		Notional Amount (000)[1]	Unrealized Depreciation
Commercial Mortgage-Backed North America Index Series 3	0.08%	Credit Suisse International	AAA	December 2049	USD	4,900	$(1,143,118)

1	The maximum potential amount the Portfolio may pay should a negative credit event take place under the terms of the agreement.

2	Using Standard & Poor’s weighted average ratings of the underlying securities in the index.

•	For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•	Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•	Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

46	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Intermediate Government Bond Portfolio

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments ***
	Assets	Liabilities	Assets	Liabilities
Level 1	$6,654,736	$—	$1,069,865	$—
Level 2	600,630,027	(102,352,910)	8,800,722	(16,029,127)
Level 3	676,763	—	—	(1,143,118)

Total	$607,961,526	$(102,352,910)	$9,870,587	$(17,172,245)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Financial Instruments ***
	Assets	Liabilities
Balance, as of September 30, 2008	$471,669	$(3,407)
Accrued discounts/premiums	46	—
Realized gain	31	—
Change in unrealized appreciation/depreciation****	4,094	(1,139,711)
Net sales	(475,360)	—
Net transfers in of Level 3	676,283	—

Balance, as of March 31, 2009	$676,763	$(1,143,118)

***	Other financial instruments are futures, swaps, foreign currency exchange contracts and options. Futures, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	47

Schedule of Investments March 31, 2009 (Unaudited)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
American Express Issuance Trust, Series 07-2, Class A,
0.81%, 7/15/13(a)	$805	$709,346
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 2/15/10	975	969,035
Bank One Issuance Trust,
0.69%, 3/15/14(a)	1,225	1,143,100
Bank One Issuance Trust, Series 04-A7, Class A7,
0.68%, 9/15/11(a)	945	875,323
Bear Stearns Asset Backed Securities Trust, Series 06-HE10, Class 21A1,
0.59%, 12/25/36(a)	122	93,364
Bear Stearns Asset Backed Securities Trust, Series 06-HE4, Class 1A1,
0.58%, 5/25/36(a)	16	15,178
Carrington Mortgage Loan Trust, Series 06-NC5, Class A1,
0.57%, 1/25/37(a)	142	130,633
Chase Issuance Trust, Series 05-A2, Class A2,
0.63%, 4/16/12(a)	910	819,597
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13	475	473,283
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
1.62%, 12/23/13(a)(b)	440	398,450
Countrywide Asset-Backed Certificates, Series 06-13, Class 3AV2,
0.67%, 1/25/37(a)	853	543,703
Ford Credit Auto Owner Trust, Series 08-A, Class A3A,
3.96%, 4/15/12	425	410,509
Goldman Sachs Home Equity Trust, Series 06-5, Class 2A1,
0.59%, 3/25/36(a)	109	77,185
Goldman Sachs Home Equity Trust, Series 06-9, Class A1,
0.57%, 6/25/36(a)	48	33,517
Home Equity Asset Trust, Series 07-2, Class 2A1,
0.63%, 7/25/37(a)	59	48,683
MBNA Credit Card Master Note Trust, Series 05-A9, Class A9,
0.60%, 4/15/13(a)	595	563,422
Morgan Stanley Capital I, Inc., Series 06-HE8, Class A2A,
0.57%, 10/25/36(a)	75	65,400
Nissan Auto Receivables Owner Trust, Series 07-A, Class A4,
0.56%, 6/17/13(a)	1,660	1,609,968
Nissan Auto Receivables Owner Trust, Series 09-1, Class A3,
5.00%, 9/15/14	1,950	1,962,266
PECO Energy Transition Trust, Series 01-A, Class A1,
6.52%, 9/01/10	840	879,229
Small Business Administration Participation Certificates, Series 02-P10B, Class 1,
5.20%, 8/10/12	33	34,019
Small Business Administration Participation Certificates, Series 04-P10A, Class 1,
4.50%, 2/01/14	88	88,369
Structured Asset Securities Corp., Series 06-BC6, Class A2,
0.60%, 1/25/37(a)	132	114,538
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
2.26%, 10/25/16(a)	720	704,111
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
2.46%, 1/25/18(a)	180	175,804
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
2.86%, 7/25/23(a)	490	463,140
USAA Auto Owner Trust, Series 05-3, Class A4,
4.63%, 5/15/12	275	276,675
USAA Auto Owner Trust, Series 08-1, Class A3,
4.16%, 4/16/12	570	571,337

Total Asset Backed Securities — 7.4%		14,249,184

Capital Trusts
Commercial Banks — 0.2%
Barclays Bank Plc (United Kingdom), Unsecured Notes,
5.93%(a)(b)(c)(d)	200	67,082
Royal Bank of Scotland Group Plc (United Kingdom), Subordinated Capital Securities,
7.64%(a)(c)(d)	1,000	225,000
UBS Preferred Funding Trust I, Capital Securities,
8.62%(a)(d)	15	6,020
Wells Fargo & Co., Series K, Subordinated Notes,
7.98%(a)(d)	225	105,750

		403,852

Diversified Financial Services — 1.2%
Bank of America Corp. Capital Trust XI, Capital Securities,
6.63%, 5/23/36	500	228,135
Credit Suisse Guernsey Ltd. (Switzerland), Unsecured Notes,
5.86%(a)(c)(d)	160	59,295
JPMorgan Chase & Co., Subordinated Depositary Shares,
7.90%(a)(d)	425	273,122
JPMorgan Chase Capital XXV, Capital Securities,
6.80%, 10/01/37	2,545	1,685,480
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities,
5.86%(d)(e)	20	2

		2,246,034

Insurance — 0.8%
Allstate Corp., Junior subordinated Debentures,
6.50%, 5/15/57(a)	900	468,000
American International Group, Inc., Junior Subordinated Debentures,
8.18%, 5/15/58(a)(b)	228	19,426
CHUBB Corp., Capital Securities,
6.38%, 3/29/67(a)	75	42,811
Lincoln National Corp., Capital Securities,
7.00%, 5/17/66(a)	850	178,500
MetLife, Inc., Junior Subordinated Debentures,
6.40%, 12/15/36	275	115,500

48	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Capital Trusts
Insurance (concluded)
Reinsurance Group of America, Inc., Capital Securities,
6.75%, 12/15/65(a)	$50	$19,523
Travelers Cos., Inc., Debentures,
6.25%, 3/15/37(a)	895	474,942
Travelers Cos., Inc., Senior Unsecured Notes,
6.25%, 6/15/37	250	228,742

		1,547,444

Total Capital Trusts — 2.2%		4,197,330

Corporate Bonds
Aerospace & Defense — 1.3%
Boeing Co., Senior Unsecured Notes,
6.88%, 3/15/39	675	675,383
Honeywell International, Inc., Senior Debentures,
6.63%, 6/15/28	105	112,161
Honeywell International, Inc., Senior Unsecured Notes,
5.70%, 3/15/37	500	485,039
L-3 Communications Corp., Senior Subordinated Notes,
6.38%, 10/15/15	5	4,713
United Technologies Corp., Senior Notes,
6.70%, 8/01/28	200	206,799
United Technologies Corp., Unsecured Notes,
6.13%, 7/15/38	950	964,481

		2,448,576

Air Freight & Logistics — 0.8%
United Parcel Service, Inc., Senior Unsecured Notes,
6.20%, 1/15/38	1,600	1,627,957

Beverages — 0.5%
Anheuser-Busch InBev Worldwide, Inc., Unsecured Notes,
8.20%, 1/15/39(b)	1,050	1,030,296

Capital Markets — 0.6%
The Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13	285	266,132
Lehman Brothers Holdings, Inc., Senior Notes,
5.63%, 1/24/13(e)	115	13,800
Lehman Brothers Holdings, Inc., Senior Unsecured Notes,
6.63%, 1/18/12(e)	100	12,750
7.00%, 9/27/27(e)	50	6,375
Lehman Brothers Holdings, Inc., Subordinated Notes,
6.88%, 7/17/37(e)	275	27
Lehman Brothers Holdings, Inc., Unsecured Notes,
5.25%, 2/06/12(e)	90	11,475
4.80%, 3/13/14(e)	125	15,937
Morgan Stanley, Senior Notes,
6.25%, 8/28/17	895	830,724

		1,157,220

Chemicals — 0.1%
Monsanto Co., Senior Unsecured Notes,
5.13%, 4/15/18	275	277,668

Commercial Banks — 1.9%
Bank of Scotland Plc (United Kingdom), Mortgage Notes,
5.00%, 11/21/11(b)(c)	365	359,221
HSBC Bank (USA) N.A, Bank Notes,
5.88%, 11/01/34	250	214,720
HSBC Holdings Plc (United Kingdom), Subordinated Notes,
6.50%, 5/02/36(c)	400	330,154
UBS AG (Switzerland), Senior Notes,
5.88%, 12/20/17(c)	1,575	1,354,643
Wachovia Bank N.A., Subordinated Notes,
6.60%, 1/15/38	1,595	1,261,414
Wells Fargo & Co., Unsecured Notes,
4.63%, 8/09/10	150	148,123

		3,668,275

Commercial Services — 0.5%
President & Fellows of Harvard College, Unsecured Notes,
6.50%, 1/15/39(b)	500	558,515
Princeton University, Unsecured Notes,
5.70%, 3/01/39	375	368,115

		926,630

Communications Equipment — 0.4%
Cisco Systems, Inc., Senior Unsecured Notes,
5.90%, 2/15/39	800	735,054

Computers & Peripherals — 1.7%
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17(f)	1,800	1,864,570
8.00%, 10/15/38	1,200	1,426,004

		3,290,574

Consumer Finance — 0.3%
Student Loan Marketing Corp., Senior Unsecured Notes,
1.30%, 7/27/09(a)	400	385,388
5.13%, 8/27/12	125	67,354
Student Loan Marketing Corp., Unsecured Notes,
5.40%, 10/25/11	75	46,500

		499,242

Diversified Financial Services — 4.4%
BAE Systems Holdings, Inc., Unsecured Notes,
5.20%, 8/15/15(b)	60	58,527
Bank of America Corp., Senior Unsecured Notes,
6.00%, 9/01/17	315	268,119
5.75%, 12/01/17(f)	1,460	1,226,088
Bank of America Corp., Subordinated Notes,
7.80%, 2/15/10	30	28,820
Bank of America N.A., Subordinated Bank Notes,
6.10%, 6/15/17	100	72,471
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
1.49%, 7/19/10(a)	60	59,122
Belvoir Land LLC, Series A-1, Unsecured Notes,
5.27%, 12/15/47(b)	25	15,425
Citigroup, Inc., Senior Unsecured Notes,
5.30%, 10/17/12	175	154,246
6.00%, 8/15/17	150	129,455

SEMI-ANNUAL REPORT	MARCH 31, 2009	49

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Diversified Financial Services (concluded)
Citigroup, Inc., Unsecured Notes,
6.13%, 11/21/17	$650	$563,554
ConocoPhillips Funding Co. (Canada), Unsecured Notes,
5.95%, 10/15/36(c)	1,600	1,415,470
Fort Irwin Land LLC, Unsecured Notes,
5.03%, 12/15/25(b)	25	18,350
General Electric Capital Corp., Notes,
5.88%, 1/14/38	2,697	1,926,429
General Electric Capital Corp., Senior Unsecured Notes,
5.00%, 12/01/10-4/10/12	155	153,065
5.88%, 2/15/12	725	719,690
General Electric Capital Corp., Unsecured Notes,
6.15%, 8/07/37	400	295,808
General Electric Captial Corp., Senior Unsecured Notes,
6.88%, 1/10/39	410	334,392
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Unsecured Notes,
7.13%, 2/15/13	130	103,350
JPMorgan Chase & Co., Unsecured Notes,
6.00%, 1/15/18	885	893,923

		8,436,304

Diversified Telecommunication Services — 4.9%
AT&T, Inc., Unsecured Notes,
6.50%, 9/01/37	825	744,498
6.30%, 1/15/38	1,975	1,734,271
6.40%, 5/15/38	1,950	1,734,931
Cincinnati Bell, Inc., Senior Unsecured Notes,
7.25%, 7/15/13	5	4,775
Embarq Corp., Unsecured Notes,
8.00%, 6/01/36	400	300,000
Frontier Communications Corp., Senior Unsecured Notes,
6.25%, 1/15/13	20	18,125
Intelsat Corp. (Bermuda), Senior Debentures,
6.88%, 1/15/28(c)	30	22,800
Qwest Communications International, Inc., Senior Unsecured Notes,
7.50%, 2/15/14	55	47,575
Qwest Corp., Unsecured Notes,
4.57%, 6/15/13(a)	30	25,725
Telecom Italia Capital SA (Luxembourg), Senior Unsecured Notes,
5.25%, 10/01/15(c)	100	84,315
6.00%, 9/30/34(c)	315	214,910
7.20%, 7/18/36(c)	300	237,380
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
6.42%, 6/20/16(c)	75	77,545
7.05%, 6/20/36(c)	775	796,334
Verizon Communications, Inc., Senior Unsecured Notes,
6.40%, 2/15/38	1,625	1,473,149
6.90%, 4/15/38	275	265,973
8.95%, 3/01/39	1,200	1,379,033
Verizon Communications, Inc., Unsecured Notes,
6.25%, 4/01/37	225	200,146
Verizon New England, Inc., Debentures,
7.88%, 11/15/29	25	23,328
Verizon New Jersey, Inc., Debentures,
7.85%, 11/15/29	45	41,883
Windstream Corp., Senior Unsecured Notes,
8.13%, 8/01/13	35	34,475
8.63%, 8/01/16	25	24,563

		9,485,734

Electric Utilities — 6.9%
Alabama Power Co., Senior Unsecured Notes,
5.65%, 3/15/35	250	233,274
6.00%, 3/01/39	725	713,079
Carolina Power & Light Co., First Mortgage Bonds,
6.30%, 4/01/38	300	309,358
Dominion Resources, Inc., Senior Unsecured Notes,
5.13%, 12/15/09	150	150,930
Duke Energy Carolinas LLC, First Mortgage Bonds,
6.00%, 1/15/38	550	548,444
Duke Energy Carolinas LLC, Senior Unsecured Notes,
6.10%, 6/01/37	50	48,238
E.ON International Finance BV (Netherlands), Unsecured Notes,
6.65%, 4/30/38(b)(c)	325	312,091
EDF SA, (France) Unsecured Notes,
6.95%, 1/26/39(b)	960	951,516
EDP Finance BV (Netherlands), Senior Unsecured Notes,
6.00%, 2/02/18(b)(c)	600	572,815
Energy East Corp., Unsecured Notes,
6.75%, 7/15/36	200	135,216
Florida Power & Light Co., First Mortgage Bonds,
4.95%, 6/01/35	45	39,496
5.95%, 2/01/38	1,595	1,612,481
Florida Power Corp., First Mortgage Bonds,
6.35%, 9/15/37	150	155,650
6.40%, 6/15/38	1,175	1,227,600
MidAmerican Energy Holdings Co., Bonds,
6.13%, 4/01/36	400	354,727
5.95%, 5/15/37	50	43,198
6.50%, 9/15/37	200	184,954
MidAmerican Energy Holdings Co., Senior Unsecured Notes,
5.80%, 10/15/36	1,450	1,325,813
PacifiCorp, First Mortgage Bonds,
6.25%, 10/15/37	300	303,194
6.00%, 1/15/39	750	740,690
Public Service Co., First Mortgage Bonds,
6.25%, 9/01/37	775	804,463
Southern California Edison Co., First Mortgage Bonds,
5.95%, 2/01/38	900	891,338
Toledo Edison Co., Senior Unsecured Notes,
6.15%, 5/15/37	75	52,839
Virginia Electric & Power Co., Senior Unsecured Notes,
6.00%, 5/15/37	1,000	958,087
8.88%, 11/15/38	475	580,713

		13,250,204

Energy Equipment & Services — 0.3%
Halliburton Co., Senior Unsecured Notes,
7.45%, 9/15/39	650	650,731

50	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Food & Staples Retailing — 2.0%
CVS Caremark Corp., Senior Unsecured Notes,
6.25%, 6/01/27	$1,130	$1,041,324
Tesco Plc (United Kingdom), Unsecured Notes,
6.15%, 11/15/37(b)(c)	625	565,323
Wal-Mart Stores, Inc., Senior Unsecured Notes,
6.50%, 8/15/37	375	389,899
6.20%, 4/15/38	1,775	1,794,120

		3,790,666

Food Products — 0.8%
Kraft Foods, Inc., Senior Unsecured Notes,
6.50%, 8/11/17	130	133,866
7.00%, 8/11/37	100	99,136
6.88%, 2/01/38	1,300	1,276,648

		1,509,650

Health Care Providers & Services — 0.0%
UnitedHealth Group, Inc., Unsecured Notes,
5.80%, 3/15/36	70	54,202

Hotels, Restaurants & Leisure — 0.4%
McDonald’s Corp., Senior Unsecured Notes,
5.70%, 2/01/39	700	678,455

Household Products — 0.3%
Kimberly-Clark Corp., Senior Unsecured Notes,
6.63%, 8/01/37	550	598,883

Independent Power Producers & Energy Traders — 0.0%
NRG Energy, Inc., Senior Unsecured Notes,
7.38%, 2/01/16	15	13,950

Insurance — 1.7%
CHUBB Corp., Senior Unsecured Notes,
6.00%, 5/11/37	750	677,765
6.50%, 5/15/38	200	191,928
Hartford Life Global Funding Trusts, Secured Notes,
1.50%, 6/16/14(a)(b)	925	584,681
Lincoln National Corp., Senior Unsecured Notes,
6.30%, 10/09/37	75	32,156
MetLife, Inc., Senior Unsecured Notes,
5.70%, 6/15/35	1,155	797,900
Prudential Financial, Inc., Senior Notes,
6.63%, 12/01/37	1,770	957,915

		3,242,345

Machinery — 0.4%
Parker-Hannifin Corp., Unsecured Notes,
6.25%, 5/15/38	835	765,228

Media — 3.5%
Comcast Cable Communications Holdings, Inc., Unsecured Notes,
8.38%, 3/15/13	120	128,331
Comcast Corp., Senior Unsecured Notes,
7.05%, 3/15/33	25	23,234
Comcast Corp., Unsecured Notes,
6.50%, 11/15/35	20	17,665
6.95%, 8/15/37	2,445	2,276,813
Cox Communications, Inc., Senior Unsecured Notes,
7.75%, 11/01/10	25	25,455
Cox Communications, Inc., Unsecured Notes,
6.95%, 6/01/38(b)	400	323,017
8.38%, 3/01/39(b)	275	258,019
News America, Inc., Senior Debentures,
7.63%, 11/30/28	65	55,934
8.15%, 10/17/36	45	43,265
News America, Inc., Senior Unsecured Notes,
6.40%, 12/15/35	250	185,210
6.65%, 11/15/37	1,710	1,281,375
TCI Communications, Inc., Senior Debentures,
8.75%, 8/01/15	100	107,886
Time Warner Cable, Inc., Debentures,
6.55%, 5/01/37	1,300	1,094,081
7.30%, 7/01/38	1,000	903,570
Time Warner Cos., Inc., Senior Debentures,
7.57%, 2/01/24	15	13,834
Time Warner Entertainment Co. LP, Senior Debentures,
8.38%, 3/15/23	25	24,212
Time Warner, Inc., Senior Debentures,
7.63%, 4/15/31	15	13,403

		6,775,304

Metals & Mining — 0.1%
Ispat Inland ULC (Canada), Notes,
9.75%, 4/01/14(c)	68	61,880
Teck Cominco Ltd. (Canada), Senior Unsecured Notes,
6.13%, 10/01/35(c)	200	98,000

		159,880

Multiline Retail — 0.2%
Target Corp., Senior Unsecured Notes,
6.50%, 10/15/37	150	132,919
7.00%, 1/15/38	250	234,183

		367,102

Oil, Gas & Consumable Fuels — 3.1%
Anadarko Petroleum Corp., Senior Unsecured Notes,
5.95%, 9/15/16	215	185,175
6.45%, 9/15/36	745	520,729
Arch Western Finance LLC, Senior Notes,
6.75%, 7/01/13	60	54,900
Canadian Natural Resources (Canada), Unsecured Notes,
6.25%, 3/15/38(c)	975	750,994
6.75%, 2/01/39(c)	725	573,934
CenterPoint Energy, Inc., Senior Unsecured Notes,
7.25%, 9/01/10	25	25,061
Chesapeake Energy Corp., Senior Unsecured Notes,
6.38%, 6/15/15	10	8,425
6.25%, 1/15/18	5	3,900
Compton Petroleum Finance Corp. (Canada), Senior Notes,
7.63%, 12/01/13(c)	5	1,575
Devon Energy Corp., Senior Debentures,
7.95%, 4/15/32	300	310,657
EnCana Corp. (Canada), Senior Unsecured Notes,
6.30%, 11/01/11(c)	70	70,461
EnCana Corp. (Canada), Unsecured Notes,
6.63%, 8/15/37(c)	175	152,335

SEMI-ANNUAL REPORT	MARCH 31, 2009	51

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Oil, Gas & Consumable Fuels (concluded)
Enterprise Products Operating LLC, Senior Unsecured Notes,
4.95%, 6/01/10	$50	$49,133
Marathon Oil Corp., Senior Unsecured Notes,
7.50%, 2/15/19	575	579,306
Sabine Pass LNG LP, Notes,
7.50%, 11/30/16	20	13,400
Shell International Finance BV (Netherlands), Unsecured Notes,
6.38%, 12/15/38(c)	1,315	1,384,727
Tennessee Gas Pipeline Co., Senior Debentures,
7.00%, 10/15/28	15	12,760
XTO Energy, Inc., Senior Unsecured Notes,
6.75%, 8/01/37	1,375	1,251,409
6.38%, 6/15/38	100	89,096

		6,037,977

Pharmaceuticals — 5.0%
Abbott Laboratories, Senior Unsecured Notes,
6.15%, 11/30/37	1,050	1,072,775
Bristol-Myers Squibb Co., Unsecured Notes,
6.13%, 5/01/38	1,075	1,072,761
Covidien International Finance SA (Luxembourg), Senior Unsecured Notes,
6.55%, 10/15/37(c)	1,225	1,206,309
Eli Lilly & Co., Unsecured Notes,
5.55%, 3/15/37	1,100	1,044,735
GlaxoSmithKline Capital, Inc., Notes,
6.38%, 5/15/38	1,000	1,009,860
Roche Holdings, Inc., Unsecured Notes,
7.00%, 3/01/39(b)	575	601,691
Schering-Plough Corp., Senior Unsecured Notes,
6.55%, 9/15/37	1,300	1,321,902
Teva Pharmaceutical Finance Co. LLC, Unsecured Notes,
6.15%, 2/01/36	1,175	1,083,934
Wyeth, Unsecured Notes,
6.00%, 2/15/36	175	163,307
5.95%, 4/01/37	1,050	988,823

		9,566,097

Software — 0.8%
Oracle Corp., Senior Unsecured Notes,
5.75%, 4/15/18	1,050	1,095,800
6.50%, 4/15/38	400	398,950

		1,494,750

Tobacco — 0.2%
Philip Morris International, Inc., Senior Unsecured Notes,
6.38%, 5/16/38	500	484,226

Transportation — 0.0%
Overseas Shipholding Group, Inc., Senior Unsecured Notes,
7.50%, 2/15/24	15	8,850

Wireless Telecommunication Services — 1.2%
Rogers Communications, Inc. (Canada), Notes,
7.50%, 3/15/15(c)	25	25,910
Rogers Communications, Inc. (Canada), Senior Unsecured Notes,
7.50%, 8/15/38(c)	425	421,456
Vodafone Group Plc (United Kingdom), Unsecured Notes,
5.00%, 12/16/13(c)	40	40,535
6.15%, 2/27/37(c)	1,850	1,744,324

		2,232,225

Total Corporate Bonds — 44.3%		85,264,255

Foreign Government Obligations
Israel — 0.2%
Israel Government AID Bond,
5.50%, 9/18/23(c)	325	365,689

Italy — 0.3%
Italian Republic, Unsecured Notes,
5.38%, 6/15/33(c)	650	610,237

Mexico — 0.1%
United Mexican States,
6.05%, 1/11/40(c)	160	136,800

Total Foreign Government Obligations — 0.6%		1,112,726

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.1%
Bank of America Alternative Loan Trust, Series 04-7, Class 4A1,
5.00%, 8/25/19	110	97,373
Citigroup Mortgage Loan Trust, Inc., Series 05-4, Class A,
5.34%, 8/25/35(a)	535	436,837
Citigroup Mortgage Loan Trust, Inc., Series 06-AR1, Class 1A1,
4.90%, 10/25/35(a)	343	221,103
Countrywide Alternative Loan Trust, Series 04-18CB, Class 2A5,
0.97%, 9/25/34(a)	36	26,293
Countrywide Alternative Loan Trust, Series 05-21CB, Class A17,
6.00%, 6/25/35	516	266,769
Countrywide Alternative Loan Trust, Series 06-OA19, Class A1,
0.73%, 2/20/47(a)	217	76,679
Countrywide Alternative Loan Trust, Series 06-OA21, Class A1,
0.74%, 3/20/47(a)	147	53,177
Countrywide Home Loan Mortgage Pass Through Trust, Series 04-29, Class 1A1,
0.79%, 2/25/35(a)	29	14,873
Countrywide Home Loan Mortgage Pass Through Trust, Series 06-OA5, Class 2A1,
0.72%, 4/25/46(a)	74	26,210
Deutsche ALT-A Securities, Inc. Alternate Loan Trust, Series 03-3, Class 2A1,
5.50%, 10/25/33	497	433,065
Deutsche ALT-A Securities, Inc., Series 06-OA1, Class A1,
0.72%, 2/25/47(a)	57	20,605

52	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1,
5.25%, 7/25/35(a)	$554	$355,633
Goldman Sachs Residential Mortgage Loan Trust, Series 06-OA1, Class 2A1,
0.71%, 8/25/46(a)	195	101,349
Harborview Mortgage Loan Trust, Series 05-10, Class 2A1A,
0.87%, 11/19/35(a)	892	339,257
Homebanc Mortgage Trust, Series 06-2, Class A1,
0.70%, 12/25/36(a)	234	97,946
JPMorgan Mortgage Trust, Series 06-A2, Class 4A1,
3.88%, 8/25/34(a)	376	277,922
Permanent Financing Plc (United Kingdom), Series 5, Class 3A,
1.45%, 6/10/09(a)(c)	235	229,910
Structured Asset Securities Corp., Series 05-5, Class 2A4,
5.50%, 4/25/35	500	352,502
Zuni Mortgage Loan Trust, Series 06-OA1, Class A1,
0.65%, 8/25/36(a)	671	638,809

		4,066,312

Commercial Mortgage-Backed Securities — 10.1%
Banc of America Commercial Mortgage, Inc., Series 01-PB1, Class A2,
5.74%, 7/10/17(a)	1,250	887,725
Banc of America Commercial Mortgage, Inc., Series 02-2, Class A3,
5.12%, 7/11/43	260	244,749
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4,
6.19%, 6/11/35	280	269,049
Banc of America Commercial Mortgage, Inc., Series 04-1, Class A3,
4.43%, 11/10/39	270	244,858
Banc of America Commercial Mortgage, Inc., Series 07-2, Class A4,
5.69%, 4/10/49(a)	275	199,390
Bear Stearns Commercial Mortgage Securities, Inc., Series 05-PWR8, Class A4,
4.67%, 6/11/41	70	55,085
Bear Stearns Commercial Mortgage Securities, Inc., Series 07-PW16, Class A4,
5.72%, 5/11/17(a)	795	590,516
Citigroup Commercial Mortgage Trust, Series 06-C5, Class A4,
5.43%, 10/01/49	40	27,686
Citigroup Commercial Mortgage Trust, Series 08-C7, Class A4,
6.10%, 12/10/49(a)	540	400,331
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(a)	175	125,267
Commercial Mortgage Pass-Through Certificates Series 2005-C6, Class A2,
5.00%, 6/10/44	1,025	972,804
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CKN5, Class 4A,
5.44%, 9/15/34	1,374	1,334,888
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35	370	349,109
CW Capital Cobalt Ltd., Series 06-C1, Class A4,
5.22%, 8/15/48	1,000	645,390
First Union National Bank Commercial Mortgage Trust, Series 01-C4, Class A2,
6.22%, 12/12/33	360	355,118
First Union National Bank-Bank of America Commercial Mortgage Trust, Series 01-C1, Class A2,
6.14%, 3/15/33	703	699,011
General Electric Capital Commercial Mortgage Corp., Series 02-3A, Class A2,
5.00%, 12/10/37	385	357,618
General Electric Capital Commercial Mortgage Corp., Series 05-C1, Class A3,
4.58%, 6/10/48	240	193,851
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 04-C3, Class A3,
4.21%, 12/10/41	1,018	987,706
Goldman Sachs Mortgage Securities Corp. II, Series 05-GG4, Class A4A,
4.75%, 7/10/39	100	73,972
Greenwich Capital Commercial Funding Corp., Series 05-GG3, Class AAB,
4.62%, 8/10/42	265	246,548
JPMorgan Chase Commercial Mortgage Securities Corp.,
5.05%, 12/12/34	1,730	1,622,174
JPMorgan Chase Commercial Mortgage Securities Corp., Series 06-LDP9, Class A3,
5.34%, 5/15/47	1,000	666,353
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD11, Class A2,
5.80%, 6/15/49(a)	100	79,817
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD12, Class A2,
5.83%, 8/15/12	75	63,220
JPMorgan Chase Commercial Mortgage Securties Corp., Series 04-CB9, Class A2,
5.11%, 6/12/41(a)	1,105	988,038
JPMorgan Commercial Mortgage Finance Corp., Series 00-C10, Class A2,
7.37%, 8/15/32(a)	220	222,299
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C2, Class AJ,
5.21%, 4/15/30(a)	100	44,981
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C5, Class A2,
4.89%, 9/15/30	1,145	1,081,488
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C5, Class A4,
4.95%, 9/15/30	90	69,840
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4,
5.37%, 9/15/39	130	93,557
Merrill Lynch Mortgage Investors, Inc., Series 99-C1, Class A2,
7.56%, 11/15/31(g)	58	58,028
Morgan Stanley Capital I, Inc., Series 06-IQ12, Class A4,
5.33%, 12/15/43	70	51,368
Morgan Stanley Capital I, Inc., Series 07-HQ12, Class A2,
5.63%, 4/12/49(a)	35	29,114

SEMI-ANNUAL REPORT	MARCH 31, 2009	53

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Morgan Stanley Capital I, Inc., Series 07-IQ14, Class A4,
5.69%, 4/15/49(a)	$1,055	$684,920
Morgan Stanley Capital I, Inc., Series 07-IQ15, Class AM,
5.88%, 7/11/17(a)	150	67,274
Morgan Stanley Capital I, Series 98-HF2, Class F,
6.01%, 11/15/30(b)	1,520	1,515,454
Morgan Stanley Capital I, Series 03-IQ4, Class A2,
4.07%, 5/15/40	1,500	1,302,317
Morgan Stanley Capital I, Series 07-HQ11, Class A4,
5.45%, 2/12/44(a)	375	262,625
Morgan Stanley Dean Witter Capital I, Inc., Series 00-LIF2, Class A2,
7.20%, 10/15/33	194	195,564
Nomura Asset Securities Corp., Series 98-D6, Class A1B,
6.59%, 3/17/28	19	19,359
Prudential Securities Secured Financing Corp., Series 99-C2, Class A2,
7.19%, 4/15/09(a)	7	6,729
Wachovia Bank Commercial Mortgage Trust, Series 05-C17, Class A2,
4.78%, 3/15/42	1,029	972,126
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4,
5.74%, 5/15/43(a)	130	103,402

		19,460,718

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 12.2%		23,527,030

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 9.7%
Federal Home Loan Mortgage Corp. 30 Year TBA,
4.50%, 4/01/39(h)	100	102,000
5.00%, 4/01/39(h)	100	103,063
6.00%, 4/01/39(h)	100	104,500
Federal Home Loan Mortgage Corp. Gold,
7.00%, 12/01/29-4/01/32	24	25,920
5.00%, 7/01/35	4,637	4,794,085
Federal Home Loan Mortgage Corp. Gold 15 Year TBA,
4.50%, 4/01/24(h)	400	411,375
Federal Home Loan Mortgage Corp., Series 2825, Class VP,
5.50%, 6/15/15	132	138,997
Federal Home Loan Mortgage Corp., Series 3346, Class SC (IO),
5.99%, 10/15/33(a)	2,150	176,445
Federal National Mortgage Assoc.,
7.00%, 1/01/31	10	10,912
6.00%, 12/01/32-8/01/34	417	437,735
5.50%, 11/01/33-3/01/36(f)	1,712	1,783,281
5.00%, 7/01/35-11/01/35(f)	566	585,422
Federal National Mortgage Assoc. 1 Year CMT,
4.55%, 1/01/35(a)	202	204,476
Federal National Mortgage Assoc. 15 Year TBA,
4.50%, 4/01/24(h)	200	205,875
5.50%, 4/01/24(h)	100	104,188
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(h)	6,900	7,044,469
Federal National Mortgage Assoc. 6 Month LIBOR,
4.43%, 2/01/35(a)	809	823,439
Federal National Mortgage Assoc., Series 03-49, Class YD,
5.50%, 6/25/23	360	384,437
Federal National Mortgage Assoc., Series 04-M1, Class A,
4.70%, 6/25/13	77	79,628
Federal National Mortgage Assoc., Series 05-80, Class PB,
5.50%, 4/25/30	126	129,597
Federal National Mortgage Assoc., Series 05-88, Class PA,
5.00%, 9/25/24	554	561,796
Federal National Mortgage Assoc., Series 07-61, Class PE,
5.50%, 7/25/37	170	176,414
Federal National Mortgage Assoc., Series 378, Class 19 (IO),
5.00%, 6/01/35(a)	737	74,526
Government National Mortgage Assoc. I,
7.00%, 9/15/31-5/15/32	42	44,803
5.50%, 4/15/33-8/15/33	59	61,697
Government National Mortgage Assoc. II ARM,
3.75%, 5/20/34(a)	136	135,962

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 9.7%		18,705,042

U.S. Government Sponsored Agency Obligations
Federal Home Loan Bank,
5.38%, 9/30/22	2,600	2,860,115
5.25%, 12/09/22	325	360,014
5.37%, 9/09/24	525	583,125
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.75%, 6/27/16	675	703,592
Federal Home Loan Mortgage Corp., Unsecured Notes,
5.50%, 8/23/17	1,600	1,817,546
Federal National Mortgage Assoc.,
7.25%, 5/15/30	675	942,317
Federal National Mortgage Assoc., Subordinated Debentures,
6.28%, 10/09/19(i)	5,475	2,854,884
Federal National Mortgage Assoc., Unsecured Notes,
5.00%, 5/11/17	1,300	1,442,520
7.13%, 1/15/30	850	1,167,932
6.63%, 11/15/30	1,400	1,837,168

Total U.S. Government Sponsored Agency Obligations — 7.6%		14,569,213

54	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Long Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Treasury Obligations
U.S. Treasury Bonds,
8.13%, 8/15/19	$425	$616,250
8.00%, 11/15/21(j)	1,700	2,515,470
6.25%, 8/15/23	775	1,019,609
6.63%, 2/15/27	1,475	2,077,214
6.38%, 8/15/27	2,575	3,547,866
6.13%, 11/15/27	1,395	1,875,403
5.50%, 8/15/28	5,575	7,035,823
4.50%, 5/15/38	4,212	4,918,094
3.50%, 2/15/39	1,830	1,808,278
U.S. Treasury Inflation Protected Bonds,
2.38%, 1/15/25	425	494,585
1.75%, 1/15/28	975	940,769
U.S. Treasury Notes,
3.75%, 11/15/18	3,360	3,662,669
2.75%, 2/15/19	1,900	1,910,393

Total U.S. Treasury Obligations — 16.9%		32,422,423

Total Long-Term Investments (Cost — $202,944,772) — 100.9%		194,047,203

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(k)(l)
(Cost — $3,918,350) — 2.1%	3,918,350	3,918,350

	Contracts(m)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 5.860% and pay a floating rate based on 3-month LIBOR, expiring August 2011, Broker, JPMorgan Chase Bank, National Association	100	201,108
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	210	56,672
Receive a fixed rate of 5.280% and pay a floating rate based on 3-month LIBOR, expiring November 2010, Broker, Barclays Bank, Plc	70	119,167

		376,947

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 5.280% and receive a floating rate based on 3-month LIBOR, expiring November 2010, Broker, Barclays Bank, Plc	70	5,298
Pay a fixed rate of 5.860% and receive a floating rate based on 3-month LIBOR, expiring August 2011, Broker, JPMorgan Chase Bank, National Association	100	8,291

		13,589

Total Options Purchased (Cost — $229,395) — 0.2%		390,536

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $207,092,517*) — 103.2%		198,356,089

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.00%, 4/01/39(h)	$(4,700)	$(4,843,938)
6.00%, 4/01/39(h)	(100)	(104,500)
Federal National Mortgage Assoc. 30 Year TBA,
6.00%, 4/01/39(h)	(400)	(417,625)
5.00%, 5/01/39(h)	(500)	(514,220)
5.50%, 5/01/39(h)	(1,700)	(1,759,500)

Total TBA Sale Commitments (Proceeds — $7,562,586) — (4.0)%		(7,639,783)

	Contracts(m)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 1.900% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Citibank, N.A.	(170)	(10,090)
Pay a fixed rate of 2.375% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Barclays Bank, Plc	(240)	(25,521)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.	(250)	(363,605)

		(399,216)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.375% and pay a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Barclays Bank, Plc	(240)	(171,619)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	(210)	(48,861)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.	(250)	(33,746)

		(254,226)

Total Options Written (Premiums Received — $661,740) — (0.3)%		(653,442)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 98.9%		190,062,864
Other Assets in Excess of Liabilities — 1.1%		2,183,962

Net Assets — 100.0%		$192,246,826

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$207,113,946

Gross unrealized appreciation	$5,205,452
Gross unrealized depreciation	(13,963,309)

Net unrealized depreciation	$(8,757,857)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

SEMI-ANNUAL REPORT	MARCH 31, 2009	55

Schedule of Investments (continued)	Long Duration Bond Portfolio

(d)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Sales Cost	Income
Merrill Lynch Mortgage Investors, Inc., Series 99-C1, Class A2	$2,622	$795

(h)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Credit Suisse International	$7,250,561	$88,467
Deutsche Bank AG	$(5,159,875)	$(73,160)
JPMorgan Chase Bank, National Association	$(1,655,000)	$1,188

(i)	Represents a zero coupon bond. Rate shown reflects the current yield as of report date.

(j)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(k)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Income
BlackRock Liquidity Funds, TempFund	$3,918,350	**	$7,920

**	Represents net purchase cost.

(l)	Represents current yield as of report date.

(m)	One contract represents a notional amount of $10,000.

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	511,795	GBP	366,000	Deutsche Bank AG	6/10/09	$(13,486)

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
363	U.S. Treasury Bonds	Chicago	June 2009	$47,082,234	$1,143,643
35	Gilt British	London	June 2009	$6,187,550	95,014

Total					$1,238,657

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
117	U.S. Treasury Notes (2 Year)	Chicago	June 2009	$25,493,203	$(135,225)
64	U.S. Treasury Notes (5 Year)	Chicago	June 2009	$7,601,000	(160,456)
24	U.S. Treasury Notes (10 Year)	Chicago	June 2009	$9,554,016	(318,149)

Total					$(613,830)

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.10%	3-month LIBOR	Barclays Bank, Plc	March 2009	USD	200	$(4,188)
5.07%	3-month LIBOR	Deutsche Bank AG	April 2009	USD	1,300	(29,293)
1.60%	3-month LIBOR	Deutsche Bank AG	February 2011	USD	5,900	29,489
5.03%	3-month LIBOR	Deutsche Bank AG	November 2011	USD	300	31,512
4.95%	3-month LIBOR	Bank of America, N.A.	December 2011	USD	500	51,272
5.05%	3-month LIBOR	Deutsche Bank AG	February 2012	ZAR	1,700	(161,845)
4.96%	3-month LIBOR	JPMorgan Chase Bank, National Association	September 2012	USD	2,500	265,280
3.49%	3-month LIBOR	Bank of America, N.A.	April 2013	USD	8,000	573,173
3.66%	3-month LIBOR	Citibank, N.A.	April 2013	USD	1,700	123,286
4.57%	3-month LIBOR	Deutsche Bank AG	June 2013	ZAR	7,700	(882,252)
4.43%	3-month LIBOR	Citibank, N.A.	June 2013	USD	3,400	368,542
3.63%	3-month LIBOR	Deutsche Bank AG	September 2013	USD	5,000	(330,449)
3.65%	3-month LIBOR	Citibank, N.A.	September 2013	USD	7,100	474,143

56	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Long Duration Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
3.97%	3-month LIBOR	Citibank, N.A.	October 2013	USD	5,900	$527,206
2.56%	3-month LIBOR	Citibank, N.A.	March 2014	USD	2,500	(41,878)
5.64%	3-month LIBOR	Citibank, N.A.	July 2017	USD	800	(183,305)
4.58%	3-month LIBOR	Citibank, N.A.	December 2017	USD	1,100	(171,001)
4.21%	3-month LIBOR	Deutsche Bank AG	September 2018	ZAR	400	46,616
4.66%	3-month LIBOR	JPMorgan Chase Bank, National Association	October 2018	USD	1,200	200,133
2.95%	3-month LIBOR	Deutsche Bank AG	December 2018	ZAR	3,000	47,618
5.41%	3-month LIBOR	Deutsche Bank AG	April 2027	USD	200	64,802
5.12%	3-month LIBOR	Citibank, N.A.	June 2028	USD	500	145,323
5.05%	3-month LIBOR	Citibank, N.A.	November 2037	USD	700	(248,551)
5.06%	3-month LIBOR	Citibank, N.A.	December 2037	USD	100	(35,553)
4.77%	3-month LIBOR	Barclays Bank, Plc	January 2038	USD	400	(114,827)
5.30%	3-month LIBOR	Citibank, N.A.	February 2038	USD	100	39,006
5.15%	3-month LIBOR	Deutsche Bank AG	June 2038	USD	600	(224,414)
4.57%	3-month LIBOR	Deutsche Bank AG	September 2038	USD	100	(25,282)

Total						$534,563

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments ***
	Assets	Liabilities	Assets	Liabilities
Level 1	$3,918,350	$—	$1,238,657	$(613,830)
Level 2	193,817,293	(7,639,783)	3,377,937	(3,119,766)
Level 3	229,910	—	—	—

Total	$197,965,553	$(7,639,783)	$4,616,594	$(3,733,596)

***	Other financial instruments are futures, swaps, foreign currency exchange contracts and options. Futures, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Assets
Balance, as of September 30, 2008	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation/depreciation	—
Net purchases (sales)	—
Net transfers in of Level 3	229,910

Balance, as of March 31, 2009	$229,910

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	57

Schedule of Investments March 31, 2009 (Unaudited)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset Backed Securities
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 2/15/10	USD	5,210	$5,178,128
Ameriquest Mortgage Securities, Inc., Series 04-R11, Class A1,
0.82%, 11/25/34(a)		1,848	1,245,901
Carrington Mortgage Loan Trust, Series 06-NC4, Class A1,
0.57%, 10/25/36(a)		1,036	972,807
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13		1,214	1,209,612
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
1.62%, 12/23/13(a)(b)		5,690	5,152,686
Conseco Financial Corp., Series 96-7, Class A6,
7.65%, 10/15/27(a)		1,500	1,335,027
Countrywide Asset-Backed Certificates, Series 04-14, Class A4,
0.80%, 6/25/35(a)		333	258,923
Countrywide Asset-Backed Certificates, Series 06-18, Class 2A1,
0.57%, 7/25/36(a)		1,253	1,181,969
DaimlerChrysler Auto Trust, Series 06-A, Class A3,
5.00%, 5/08/10		212	211,756
DaimlerChrysler Auto Trust, Series 06-D, Class A4,
4.94%, 2/08/12		5,450	5,276,399
Ford Credit Auto Owner Trust, Series 09-A, Class 3B,
3.02%, 5/15/13(a)		9,675	9,676,468
Home Equity Asset Trust, Series 07-2, Class 2A1,
0.63%, 7/25/37(a)		1,170	965,263
IndyMac Residential Trust, Series 06-D, Class 2A1,
0.57%, 11/25/36(a)		231	225,962
Lehman XS Trust, Series 05-5N, Class 3A2,
0.88%, 11/25/35(a)		2,198	575,202
Nissan Auto Receivables Owner Trust, Series 09-A, Class 2A,
2.94%, 7/15/11		2,895	2,875,147
Residential Asset Mortgage Products, Inc., Series 06-RS5, Class A1,
0.59%, 9/25/36(a)		92	90,835
Small Business Administration Participation Certificates, Series 96-20B, Class 1,
6.38%, 2/01/16		960	1,022,553
Small Business Administration Participation Certificates, Series 96-20K, Class 1,
6.95%, 11/01/16		1,447	1,554,516
Small Business Administration Participation Certificates, Series 97-20B, Class 1,
7.10%, 2/01/17		962	1,039,876
Small Business Administration Participation Certificates, Series 97-20F, Class 1,
7.20%, 6/01/17		287	310,414
Small Business Administration Participation Certificates, Series 97-20G, Class 1,
6.85%, 7/01/17		2,175	2,302,191
Structured Asset Securities Corp., Series 07-BC1, Class A2,
0.57%, 2/25/37(a)		2,387	2,040,821
Student Loan Marketing Assoc. Student Loan Trust, Series 05-4, Class A2,
1.24%, 4/26/21(a)		1,335	1,290,287
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
2.26%, 10/25/16(a)		6,580	6,434,793
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
2.46%, 1/25/18(a)		1,660	1,621,305
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
2.86%, 7/25/23(a)		4,480	4,234,423
SWB Loan-Backed Certificates, Series 97-1, Class A,
1.10%, 8/15/22(a)(b)		193	119,994
USAA Auto Owner Trust, Series 06-4, Class A4,
4.98%, 10/15/12		4,825	4,916,800

Total Asset Backed Securities — 12.7%			63,320,058

Capital Trusts
Commercial Banks — 0.3%
Barclays Bank Plc (United Kingdom), Unsecured Notes,
7.43%(a)(b)(c)(d)		1,450	602,374
Royal Bank of Scotland Group Plc (United Kingdom), Subordinated Capital Securities,
7.64%(a)(c)(d)		2,100	472,500
Wells Fargo & Co., Series K, Subordinated Notes,
7.98%(a)(d)		1,300	611,000

			1,685,874

Diversified Financial Services — 1.2%
Bank of America Corp., Depositary Shares,
8.00%(a)(d)		1,460	584,715
Credit Suisse Guernsey Ltd. (Switzerland), Unsecured Notes,
5.86%(a)(c)(d)		499	184,928
General Electric Capital Corp., Subordinated Debentures,
6.38%, 11/15/67(a)		1,850	898,327
Goldman Sachs Capital Trust II, Unsecured Notes,
5.79%(a)(d)		725	301,847
JPMorgan Chase & Co., Subordinated Depositary Shares,
7.90%(a)(d)		2,400	1,542,336
JPMorgan Chase Capital XXV, Capital Securities,
6.80%, 10/01/37(e)		3,350	2,218,608
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities,
5.86%(a)(d)(f)		360	36

			5,730,797

Insurance — 0.3%
American International Group, Inc., Junior Subordinated Debentures,
8.18%, 5/15/58(a)(b)		554	47,201
CHUBB Corp., Capital Securities,
6.38%, 3/29/67(a)		775	442,378
MetLife, Inc., Junior Subordinated Debentures,
6.40%, 12/15/36		1,565	657,300
The Progressive Corp., Junior Subordinated Notes,
6.70%, 6/15/37(a)		1,265	569,044

			1,715,923

Total Capital Trusts — 1.8%			9,132,594

58	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Air Freight & Logistics — 0.7%
United Parcel Service, Inc., Senior Unsecured Notes,
3.88%, 4/01/14	USD	3,425	$3,433,381
Capital Markets — 2.4%
BP Capital Markets Plc (United Kingdom), Unsecured Notes,
3.13%, 3/10/12(c)		2,155	2,163,872
Eksportfinans A/S (Norway), Unsecured Notes,
5.50%, 5/25/16(c)		1,625	1,739,538
The Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13		2,715	2,535,253
Lehman Brothers Holdings, Inc., Senior Unsecured Notes,
7.00%, 9/27/27(f)		1,375	175,313
Lehman Brothers Holdings, Inc., Subordinated Notes,
6.75%, 12/28/17(f)		2,275	228
Lehman Brothers Holdings, Inc., Unsecured Notes,
5.25%, 2/06/12(f)		1,575	200,813
Morgan Stanley, Senior Notes,
5.05%, 1/21/11		270	265,463
1.65%, 1/09/12(a)(e)		4,765	3,824,303
6.25%, 8/28/17(e)		340	315,582
Morgan Stanley, Unsecured Notes,
6.75%, 4/15/11		625	625,481

			11,845,846

Commercial Banks — 2.4%
Kreditanstalt fuer Wiederaufbau (Germany), Unsecured Notes,
3.50%, 3/10/14(c)		4,750	4,801,924
UBS AG (Switzerland), Senior Notes,
5.88%, 12/20/17(c)		3,700	3,182,337
UBS AG (Switzerland), Senior Unsecured Notes,
5.75%, 4/25/18(c)		2,400	2,007,490
Wachovia Bank N.A., Subordinated Notes,
6.60%, 1/15/38(e)		855	676,181
Wells Fargo & Co., Unsecured Notes,
4.63%, 8/09/10		915	903,551
4.88%, 1/12/11		705	696,804

			12,268,287

Communications Equipment — 0.1%
Cisco Systems, Inc., Senior Unsecured Notes,
5.90%, 2/15/39		400	367,527

Computers & Peripherals — 0.5%
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17		1,535	1,590,063
7.63%, 10/15/18(e)		900	1,032,475

			2,622,538

Diversified Financial Services — 7.3%
BAE Systems Holdings, Inc., Unsecured Notes,
5.20%, 8/15/15(b)		710	692,573
Bank of America Corp., Senior Unsecured Notes,
6.00%, 9/01/17		670	570,284
5.75%, 12/01/17		1,085	911,168
Bank of America Corp., Subordinated Notes,
7.80%, 2/15/10		1,190	1,143,183
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
6.95%, 8/10/12		1,420	1,446,081
The Bear Stearns Cos., Inc., Unsecured Notes,
4.55%, 6/23/10		750	740,281
Belvoir Land LLC Class II, Unsecured Notes,
5.40%, 12/15/47(b)		1,175	731,249
Citigroup, Inc., Unsecured Notes,
4.13%, 2/22/10		2,480	2,393,716
General Electric Capital Corp., Senior Notes,
1.80%, 3/11/11		7,900	7,921,022
General Electric Capital Corp., Senior Unsecured Notes,
5.00%, 12/01/10		9,300	9,228,613
General Electric Capital Corp., Unsecured Notes,
6.15%, 8/07/37		840	621,196
JPMorgan Chase & Co., Unsecured Notes,
1.65%, 2/23/11(g)		5,050	5,071,170
JPMorgan Chase Bank N.A., Subordinated Notes,
6.00%, 7/05/17-10/01/17		3,870	3,684,492
Pemex Finance Ltd. (Cayman Islands), Senior Unsecured Notes,
9.03%, 2/15/11(c)		1,402	1,415,030

			36,570,058

Diversified Telecommunication Services — 2.0%
AT&T, Inc., Unsecured Notes,
5.50%, 2/01/18(e)		975	942,781
6.50%, 9/01/37		2,700	2,436,539
BellSouth Telecommunications, Debentures,
0.00%, 12/15/35(h)		900	342,994
GTE Corp., Debentures,
6.94%, 4/15/28		150	134,316
Telecom Italia Capital SA (Luxembourg), Senior Unsecured Notes,
5.25%, 10/01/15(c)		1,000	843,154
6.00%, 9/30/34(c)		75	51,169
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
6.42%, 6/20/16(c)		600	620,360
Telefonica Europe BV (Netherlands), Senior Unsecured Notes,
7.75%, 9/15/10(c)		475	496,025
Verizon Communications, Inc., Senior Unsecured Notes,
8.75%, 11/01/18		3,300	3,775,794
Verizon New England, Inc., Debentures,
7.88%, 11/15/29		200	186,626

			9,829,758

Electric Utilities — 1.1%
Florida Power & Light Co., First Mortgage Bonds,
4.95%, 6/01/35		600	526,616
5.95%, 2/01/38		1,000	1,010,960
Florida Power Corp., First Mortgage Bonds,
6.65%, 7/15/11		960	1,025,567
5.90%, 3/01/33		175	172,951
6.40%, 6/15/38		575	600,740
MidAmerican Energy Holdings Co., Bonds,
5.95%, 5/15/37		1,125	971,945
6.50%, 9/15/37		875	809,173

SEMI-ANNUAL REPORT	MARCH 31, 2009	59

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corpote Bonds
Electric Utilities (concluded)
PacifiCorp, First Mortgage Bonds,
6.25%, 10/15/37	USD	700	$707,453

			5,825,405

Energy Equipment & Services — 0.1%
Halliburton Co., Senior Unsecured Notes,
7.45%, 9/15/39		330	330,371

Food Products — 0.5%
Kraft Foods, Inc., Senior Unsecured Notes,
6.50%, 8/11/17		800	823,790
6.13%, 2/01/18		1,720	1,723,886

			2,547,676

Insurance — 0.9%
Hartford Life Global Funding Trusts, Secured Notes,
1.49%, 9/15/09(a)		1,945	1,834,055
MetLife, Inc., Unsecured Notes,
6.38%, 6/15/34		350	264,047
Metropolitan Life Global Funding I, Senior Unsecured Notes,
5.13%, 4/10/13(b)(e)		2,750	2,511,550

			4,609,652

Media — 2.3%
Comcast Cable Communications Holdings, Inc., Unsecured Notes,
8.38%, 3/15/13		1,195	1,277,968
Comcast Corp., Senior Unsecured Notes,
7.05%, 3/15/33		315	292,744
Comcast Corp., Unsecured Notes,
6.50%, 11/15/35		475	419,552
6.95%, 8/15/37		1,725	1,606,341
Cox Communications, Inc., Unsecured Notes,
8.38%, 3/01/39(b)		1,125	1,055,531
News America, Inc., Senior Debentures,
7.13%, 4/08/28		300	245,280
7.63%, 11/30/28		1,150	989,598
TCI Communications, Inc., Senior Debentures,
7.88%, 2/15/26		790	725,612
TCI Communications, Inc., Senior Notes,
7.13%, 2/15/28		620	545,201
Time Warner Cable, Inc., Senior Unsecured Notes,
6.20%, 7/01/13		2,875	2,798,778
Time Warner Cos., Inc., Senior Debentures,
9.15%, 2/01/23		535	531,982
7.57%, 2/01/24		750	691,690
Time Warner Entertainment Co. LP, Senior Debentures,
8.38%, 3/15/23		500	484,240

			11,664,517

Multiline Retail — 1.0%
Target Corp., Senior Unsecured Notes,
6.00%, 1/15/18(e)		4,808	4,828,924

Oil, Gas & Consumable Fuels — 1.1%
Anadarko Petroleum Corp., Senior Unsecured Notes,
5.95%, 9/15/16		1,330	1,145,502
ConocoPhillips, Senior Unsecured Notes,
6.50%, 2/01/39		675	658,446
Shell International Finance BV (Netherlands), Unsecured Notes,
4.00%, 3/21/14(c)		2,475	2,509,727
XTO Energy, Inc., Senior Unsecured Notes,
6.75%, 8/01/37		1,150	1,046,634

			5,360,309

Pharmaceuticals — 2.3%
Abbott Laboratories, Senior Unsecured Notes,
5.13%, 4/01/19		1,165	1,171,674
Eli Lilly & Co., Senior Unsecured Notes,
3.55%, 3/06/12		1,030	1,052,323
GlaxoSmithKline Capital, Inc., Senior Unsecured Notes,
4.85%, 5/15/13		1,575	1,638,628
Novartis Securities Investment Ltd. (Bermuda), Senior Unsecured Notes,
5.13%, 2/10/19(c)		1,260	1,279,306
Pfizer, Inc., Senior Unsecured Notes,
5.35%, 3/15/15		3,525	3,719,037
Roche Holdings, Inc., Unsecured Notes,
3.25%, 2/25/11(a)(b)		500	499,113
5.00%, 3/01/14(b)		2,225	2,277,348

			11,637,429

Software — 0.5%
Oracle Corp., Senior Unsecured Notes,
4.95%, 4/15/13		2,220	2,346,072

Tobacco — 0.2%
Philip Morris International, Inc., Senior Unsecured Notes,
6.88%, 3/17/14		900	974,055

Wireless Telecommunication Services — 0.0%
Vodafone Group Plc (United Kingdom), Unsecured Notes,
5.00%, 12/16/13(c)		90	91,204

Total Corporate Bonds — 25.4%			127,153,009

Foreign Government Obligations
Germany — 0.4%
Bundesrepublic Deutschland,
4.00%, 1/04/37	EUR	530	712,293
4.25%, 7/04/39		1,000	1,418,815

			2,131,108

Israel — 1.1%
Israel Government AID Bond,
5.50%, 9/18/23(c)	USD	5,000	5,625,980

United Kingdom — 0.3%
United Kingdom Treasury Bonds,
4.25%, 12/07/49	GBP	885	1,236,504

Total Foreign Government Obligations — 1.8%			8,993,592

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 13.7%
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-4, Class 3A1,
5.37%, 8/25/35(a)		17,031	11,007,372
Bear Stearns Adjustable Rate Mortgage Trust, Series 06-2, Class 2A1,
5.65%, 7/25/36(a)		3,384	1,726,822

60	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (continued)
Citigroup Mortgage Loan Trust, Inc., Series 07-AR4, Class 2A2A,
5.73%, 3/25/37(a)	USD	6,072	$3,309,321
CitiMortgage Alternative Loan Trust, Series 07-A8, Class A1,
6.00%, 10/25/37		4,643	2,156,036
Countrywide Alternative Loan Trust, Series 05-21CB, Class A17,
6.00%, 6/25/35		4,533	2,341,638
Countrywide Alternative Loan Trust, Series 06-OA21, Class A1,
0.74%, 3/20/47(a)		1,982	717,891
Countrywide Home Loan Mortgage Pass Through Trust, Series 03-56, Class 4A1,
4.92%, 12/25/33(a)		4,550	3,763,738
Countrywide Home Loan Mortgage Pass Through Trust, Series 06-OA5, Class 2A1,
0.72%, 4/25/46(a)		902	321,071
Countrywide Home Loan Mortgage Pass Through Trust, Series 06-OA5, Class 3A1,
0.72%, 4/25/46(a)		1,698	679,135
Countrywide Home Loan Mortgage Pass Through Trust, Series 07-J3, Class A10,
6.00%, 7/25/37		3,685	1,688,033
Credit Suisse Mortgage Capital Certificates, Series 06-8, Class 3A1,
6.00%, 10/25/21		1,078	610,565
First Horizon Alernative Mortgage Securities, Inc., Series 04-AA4, Class A1,
5.39%, 10/25/34(a)		2,608	1,434,944
First Horizon Asset Securities, Inc., Series 05-AR3, Class 3A1,
5.50%, 8/25/35(a)		822	592,421
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR4, Class 6A1,
5.25%, 7/25/35(a)		1,523	977,991
Harborview Mortgage Loan Trust, Series 05-8, Class 1A2A,
0.89%, 9/19/35(a)		220	88,985
Homebanc Mortgage Trust, Series 05-4, Class A1,
0.79%, 10/25/35(a)		2,330	1,147,155
Homebanc Mortgage Trust, Series 06-2, Class A1,
0.70%, 12/25/36(a)		2,069	865,190
JPMorgan Alternative Loan Trust, Series 05-S1, Class 2A16,
6.00%, 12/25/35		1,287	1,237,293
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36		543	394,472
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22		486	360,799
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A,
0.58%, 7/25/36(a)		1,166	1,090,534
Residential Accredit Loans, Inc., Series 06-QO2, Class A1,
0.74%, 2/25/46(a)		1,356	565,798
Structured Adjustable Rate Mortgage Loan Trust, Series 07-3, Class 2A1,
5.73%, 4/25/37(a)		5,214	2,660,694
Summit Mortgage Trust, Series 00-1, Class B1,
7.03%, 12/28/12(a)(b)		1	711
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18, Class 1A1,
5.31%, 1/25/37(a)		3,569	1,725,835
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1,
5.62%, 3/25/37(a)		7,501	3,663,872
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1,
5.33%, 3/25/37(a)		6,822	3,760,285
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
2.40%, 5/25/47(a)		1,017	384,583
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
2.38%, 6/25/47(a)		889	312,779
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1,
5.11%, 9/25/35(a)		7,176	5,510,541
Wells Fargo Mortgage Backed Securities Trust, Series 06-A18, Class IIA1,
5.71%, 11/25/36(a)		6,291	3,350,442
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR10, Class IIA2,
4.19%, 6/25/35(a)		4,939	3,658,473
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR12, Class 2A1,
6.10%, 9/25/36(a)		1,475	925,690
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR15, Class A1,
5.66%, 10/25/36(a)		4,477	2,339,618
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR17, Class A1,
5.33%, 10/25/36(a)		2,445	1,351,595
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR2, Class 2A5,
5.08%, 3/25/36(a)		3,037	1,738,504

			68,460,826

Commercial Mortgage-Backed Securities — 17.0%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2,
6.50%, 4/15/36		3,253	3,214,444
Banc of America Commercial Mortgage, Inc., Series 02-PB2, Class A4,
6.19%, 6/11/35		3,670	3,526,463
Bear Stearns Commercial Mortgage Securities, Inc., Series 00-WF2, Class A2,
7.32%, 10/15/32(a)		4,463	4,506,682
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6,
4.83%, 11/11/41		1,315	1,058,968
Citigroup Commercial Mortgage Trust, Series 06-C5, Class A4,
5.43%, 10/01/49		525	363,382
Citigroup Commercial Mortgage Trust, Series 08-C7, Class A4,
6.10%, 12/10/49(a)		3,970	2,943,175
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(a)		1,925	1,377,935
Commercial Mortgage Loan Trust, Series 08-LS1, Class A4B,
6.02%, 9/10/17(a)		2,885	1,689,050
Commercial Mortgage Pass-Through Certificates, Series 04-LB3A, Class A3,
5.09%, 7/10/37(a)		1,965	1,782,074
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CKS4, Class A2,
5.18%, 8/15/12		3,140	2,972,680

SEMI-ANNUAL REPORT	MARCH 31, 2009	61

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (concluded)
Credit Suisse First Boston Mortgage Securities Corp., Series 02-CP5, Class A2,
4.94%, 12/15/35	USD	4,865	$4,590,306
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33		3,762	3,835,330
First Union National Bank Commercial Mortgage Trust, Series 01-C2, Class A2,
6.66%, 1/12/43		3,973	4,055,213
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3,
6.27%, 12/10/35		3,800	3,673,187
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3,
5.35%, 8/11/36		4,240	4,009,762
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(a)		1,825	1,834,649
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A4,
4.96%, 8/10/38		3,500	3,086,238
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3,
5.86%, 10/12/11		3,840	3,790,281
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB2, Class A3,
6.43%, 6/15/11		3,320	3,296,475
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C4, Class A2,
7.37%, 8/15/26		4,910	4,968,214
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C7, Class A2,
4.06%, 8/15/10(a)		1,453	1,436,254
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C6, Class A4,
5.37%, 9/15/39		1,915	1,378,162
Merrill Lynch Mortgage Trust, Series 07-C1, Class AM,
5.83%, 7/12/17(a)(i)		1,900	770,579
Morgan Stanley Capital I, Inc., Series 05-HQ6, Class A4A,
4.99%, 8/13/42		4,725	3,801,140
Morgan Stanley Capital I, Series 06-IQ11, Class A2,
5.69%, 10/15/42(a)		1,295	1,167,849
Morgan Stanley Dean Witter Capital I, Inc., Series 00-LIF2, Class A2,
7.20%, 10/15/33		2,930	2,958,348
Salomon Brothers Mortgage Securities VII, Inc., Series 00-C1, Class A2,
7.52%, 12/18/09(a)		4,344	4,372,914
TIAA Retail Commercial Trust, Series 01-C1A, Class A4,
6.68%, 6/19/31(a)(b)		2,037	2,040,449
USGI, Series 87,
7.43%, 12/01/22		75	73,895
Wachovia Bank Commercial Mortgage Trust, Series 03-C6, Class A4,
5.13%, 8/15/35(a)		4,470	3,912,027
Wachovia Bank Commercial Mortgage Trust, Series 05-C21, Class A3,
5.21%, 10/15/44(a)		1,870	1,728,348
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class AJ,
5.37%, 11/15/48(a)		755	186,567
Washington Mutual Commercial Mortgage Securities Trust, Series 05-C1A, Class X (IO),
1.97%, 5/25/36(a)(b)		22,314	642,577

			85,043,617

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 30.7%			153,504,443

Project Loans — 2.2%
Whittier Rehab at Haverhill Project Loan,
7.60%, 12/01/39		10,602	10,807,824

Taxable Municipal Bonds — 0.1%
Ohana Hawaii Military Communities LLC, Military Housing Revenue Bonds (Navy Housing Privatization Project), Series 04-A, Class 1,
6.19%, 4/01/49(b)		750	584,828

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 63.7%
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
5.44%, 11/01/38(a)		2,652	2,738,566
Federal Home Loan Mortgage Corp. 15 Year TBA,
5.00%, 4/01/24(j)		7,000	7,255,920
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.50%, 3/01/39-4/01/39(j)		21,800	22,611,492
4.50%, 4/01/39(j)		3,100	3,162,000
5.00%, 4/01/39(j)		900	927,563
Federal Home Loan Mortgage Corp. Gold,
6.50%, 5/01/09-12/01/30		245	257,487
4.00%, 5/01/10		1,079	1,088,791
6.00%, 11/01/14-2/01/32		687	723,059
5.50%, 10/01/17-9/01/38		2,435	2,534,941
7.50%, 11/01/25-10/01/27		17	18,159
7.00%, 4/01/29-4/01/32		37	40,216
4.50%, 2/01/39-3/01/39		5,463	5,582,248
Federal Home Loan Mortgage Corp., Series 2825, Class VP,
5.50%, 6/15/15		2,780	2,929,115
Federal Home Loan Mortgage Corp., Series 3171, Class ST (IO),
5.93%, 6/15/36(a)		7,606	633,224
Federal Home Loan Mortgage Corp., Series 3218, Class SA (IO),
6.01%, 9/15/36(a)		3,602	281,766
Federal Home Loan Mortgage Corp., Series 3501, Class SC (IO),
5.29%, 1/15/39(a)		2,577	176,283
Federal Home Loan Mortgage Corp., Series 3501, Class SJ (IO),
5.89%, 1/15/39(a)		2,577	196,199
Federal National Mortgage Assoc.,
7.00%, 7/01/10-6/01/32		519	558,595
5.50%, 9/01/13-6/01/37		15,244	15,939,614
4.50%, 12/01/18-2/01/29(e)		6,657	6,907,704
6.00%, 1/01/21-4/01/35		6,948	7,294,980
5.00%, 10/01/23		27	27,957

62	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Federal National Mortgage Assoc. 15 Year TBA,
4.00%, 4/01/24(j)	USD 7,400	$7,520,250
5.00%, 4/01/24-5/01/24(j)	6,300	6,517,841
Federal National Mortgage Assoc. 30 Year TBA,
6.00%, 3/01/39-4/01/39(j)	12,151	12,685,836
4.50%, 4/01/39(j)	25,395	25,926,708
5.00%, 4/01/39(j)	64,400	66,432,625
5.50%, 4/01/39-5/01/39(j)	7,800	8,080,184
6.50%, 4/01/39-5/01/39(j)	9,800	10,320,313
Federal National Mortgage Assoc. ARM,
4.26%, 12/01/34(a)	4,583	4,677,540
4.86%, 8/01/38(a)	4,105	4,188,288
Federal National Mortgage Assoc., Series 05-48, Class AR,
5.50%, 2/25/35	4,046	4,239,741
Federal National Mortgage Assoc., Series 06-M2, Class A2A,
5.27%, 10/25/32(a)	7,525	8,060,405
Federal National Mortgage Assoc., Series 07-108, Class AN,
8.87%, 11/25/37(a)	2,814	3,101,463
Federal National Mortgage Assoc., Series 07-30, Class WI (IO),
6.24%, 4/25/37(a)	9,006	716,329
Federal National Mortgage Assoc., Series 08-2, Class SA (IO),
5.75%, 2/25/38(a)	4,597	386,239
Federal National Mortgage Assoc., Series 378, Class 19 (IO),
5.00%, 6/01/35(a)	6,787	686,457
Government National Mortgage Assoc. I,
9.50%, 9/15/16-11/15/16	12	13,087
9.00%, 3/15/18	11	11,943
6.50%, 12/15/23-5/15/35	12,959	13,696,124
6.00%, 11/15/28-10/15/33	296	311,467
7.00%, 4/15/29-6/15/35(e)	6,870	7,338,547
5.50%, 11/15/33	30	30,925
Government National Mortgage Assoc. I 30 Year TBA,
5.50%, 2/16/39-5/01/39(j)	12,200	12,584,166
4.50%, 4/01/39-5/01/39(j)	20,200	20,599,031
6.00%, 5/01/39(j)	3,900	4,063,313
Government National Mortgage Assoc. II 30 Year TBA,
5.00%, 2/19/39-4/01/39(j)	5,000	5,158,409
5.50%, 5/01/39(j)	2,100	2,175,469
6.00%, 5/01/39(j)	6,200	6,448,000
Government National Mortgage Assoc., Series 07-59, Class SC (IO),
5.96%, 7/20/37(a)	6,200	402,050
Government National Mortgage Assoc., Series 07-67, Class SI (IO),
5.97%, 11/20/37(a)	3,667	228,898
Government National Mortgage Assoc., Series 07-72, Class US (IO),
6.01%, 11/20/37(a)	9,766	566,003

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 63.7%		319,053,530

U.S. Government Sponsored Agency Obligations
Federal Home Loan Bank, Bonds,
5.63%, 6/11/21(g)	6,775	7,600,432
Federal Home Loan Mortgage Corp., Unsecured Notes,
2.13%, 3/23/12(g)	4,100	4,131,070
Federal National Mortgage Assoc., Subordinated Notes,
5.25%, 8/01/12(g)(k)	3,275	3,428,892
4.63%, 5/01/13(g)	2,550	2,606,968
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10(g)	6,845	7,034,593
1.75%, 3/23/11(g)	7,405	7,452,651
2.00%, 1/09/12(g)	5,605	5,661,498
2.75%, 2/05/14-3/13/14(g)	14,250	14,433,146
Overseas Private Investment Corp.,
4.09%, 5/29/12	535	588,761
4.30%, 5/29/12(a)	1,342	1,529,254
4.64%, 5/29/12	1,134	1,310,580
4.68%, 5/29/12	642	716,053
4.87%, 5/29/12	4,878	5,691,189
Resolution Funding Corp., Strip Bonds,
3.77%, 7/15/18(h)	1,725	1,218,856
3.78%, 10/15/18(h)	1,725	1,206,950

Total U.S. Government Sponsored Agency Obligations — 12.9%		64,610,893

U.S. Treasury Obligations
U.S. Treasury Bonds,
4.38%, 2/15/38	600	681,563
4.50%, 5/15/38(g)	2,080	2,428,400
U.S. Treasury Notes,
1.88%, 2/28/14	45	45,492
2.75%, 2/15/19(g)(l)	18,215	18,314,636

Total U.S. Treasury Obligations — 4.3%		21,470,091

Total Long-Term Investments (Cost — $849,571,781) — 155.6%		778,630,862

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(m)(n)
(Cost — $19,369,433) — 3.9%	19,369,433	19,369,433

	Contracts(o)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	530	143,279

Over-the-Counter Put Swaptions Purchased Pay a fixed rate of 5.500% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Bank of America, N.A.	390	14,571

Total Options Purchased (Cost — $250,210) — 0.0%		157,850

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $869,191,424*) — 159.5%		798,158,145

SEMI-ANNUAL REPORT	MARCH 31, 2009	63

Schedule of Investments (continued)	Managed Income Portfolio
(Percentages shown are based on Net Assets)

		Par (000)	Value
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.50%, 3/01/39-4/01/39(j)	USD	(21,100)	$(21,885,461)
4.50%, 4/01/39(j)		(8,500)	(8,670,000)
5.00%, 4/01/39(j)		(800)	(824,500)
6.50%, 4/01/39(j)		(100)	(105,375)
Federal National Mortgage Assoc. 15 Year TBA,
5.00%, 4/01/24(j)		(1,300)	(1,347,938)
5.50%, 4/01/24(j)		(2,300)	(2,396,312)
6.00%, 4/01/24(j)		(1,900)	(1,988,469)
Federal National Mortgage Assoc. 30 Year TBA,
6.00%, 3/01/39-4/01/39(j)		(17,051)	(17,801,742)
4.50%, 4/01/39(j)		(12,600)	(12,863,813)
5.00%, 4/01/39(j)		(51,000)	(52,609,688)
5.50%, 4/01/39(j)		(1,900)	(1,971,843)
6.50%, 4/01/39(j)		(9,700)	(10,215,312)
7.00%, 4/01/39(j)		(370)	(392,378)
Government National Mortgage Assoc. I 30 Year TBA,
5.50%, 2/16/39(j)		(9,200)	(9,470,728)
4.50%, 4/01/39(j)		(5,900)	(6,030,906)
6.50%, 4/01/39(j)		(11,000)	(11,532,812)
Government National Mortgage Assoc. II 30 Year TBA,
5.00%, 2/19/39(j)		(1,000)	(1,020,909)

Total TBA Sale Commitments (Proceeds — $159,719,871) — (32.2)%			(161,128,186)

		Contracts(o)
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.310% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association		(530)	(240,269)
Pay a fixed rate of 3.400% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association		(500)	(250,395)
Pay a fixed rate of 4.740% and receive a floating rate based on 3-month LIBOR, expiring May 2009, Broker, Deutsche Bank AG		(2,470)	(3,990,656)
Pay a fixed rate of 4.870% and receive a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG		(2,230)	(3,430,516)
Pay a fixed rate of 5.050% and receive a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.		(1,490)	(2,167,082)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association		(1,060)	(2,250,680)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.		(1,000)	(2,225,991)

			(14,555,589)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.310% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association		(530)	(168,449)
Receive a fixed rate of 3.400% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association		(500)	(142,350)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		(530)	(123,638)
Receive a fixed rate of 4.740% and pay a floating rate based on 3-month LIBOR, expiring May 2009, Broker, Deutsche Bank AG		(2,470)	(25)
Receive a fixed rate of 4.870% and pay a floating rate based on 3-month LIBOR, expiring February 2010, Broker, Deutsche Bank AG		(2,230)	(80,289)
Receive a fixed rate of 5.050% and pay a floating rate based on 3-month LIBOR, expiring May 2011, Broker, Citibank, N.A.		(1,490)	(201,129)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association		(1,060)	(4,936)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.		(1,000)	(7,793)

			(728,609)

Total Options Written (Premiums Received — $8,175,610) — (3.1)%			(15,284,198)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 124.2%			621,745,761
Liabilities in Excess of Other Assets — (24.2)%			(121,266,891)

Net Assets — 100.0%			$500,478,870

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$869,351,736

Gross unrealized appreciation	$11,609,232
Gross unrealized depreciation	(82,802,823)

Net unrealized depreciation	$(71,193,591)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	Issuer filed for bankruptcy and/or is in default of interest payments.

(g)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(h)	Represents a zero coupon bond. Rate shown reflects the current yield as of report date.

(i)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Income
Merrill Lynch Mortgage Trust, Series 07-C1, Class AM	$28,514

(j)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

64	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Managed Income Portfolio

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
AK Capital Services Ltd.	$(392,378)	$1,965
Bank of America, N.A.	$21,855,044	$133,632
Barclays Bank, Plc	$1,228,469	$98,937
Citibank, N.A.	$(10,173,154)	$(258,319)
Credit Suisse International	$(27,363,349)	$(360,901)
Deutsche Bank AG	$50,129,843	$562,215
Goldman Sachs Bank USA	$(7,146,563)	$5,469
Greenwich Capital Markets	$7,141,458	$(11,242)
JPMorgan Chase Bank, National Association	$(7,673,656)	$(155,233)
Morgan Stanley Capital Services, Inc.	$33,735,219	$358,125

(k)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(l)	Security, or a portion thereof, subject to mortgage dollar roll transactions.

(m)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Income
BlackRock Liquidity Funds, TempFund	$19,369,433	**	$1,995

**	Represents net purchase cost.

(n)	Represents current yield as of report date.

(o)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
Barclays Bank, Plc	0.30%	11/10/08	12/31/09	$6,579,660	$6,556,930
Barclays Bank, Plc	0.30%	01/23/09	12/31/09	$4,984,585	$4,970,419
Barclays Bank, Plc	0.34%	02/12/09	12/31/09	$11,540,785	$11,505,794
Barclays Bank, Plc	0.34%	02/12/09	12/31/09	$4,080,917	$4,068,544
JPMorgan Chase Bank, National Association	0.33%	02/19/09	12/31/09	$3,973,527	$3,962,086
Barclays Bank, Plc	0.36%	03/02/09	12/31/09	$4,481,159	$4,467,578
JPMorgan Chase Bank, National Association	0.38%	03/02/09	12/31/09	$2,732,993	$2,724,251
JPMorgan Chase Bank, National Association	0.30%	03/24/09	12/31/09	$2,413,258	$2,407,600
JPMorgan Chase Bank, National Association	0.30%	03/24/09	12/31/09	$3,535,208	$3,526,920
JPMorgan Chase Bank, National Association	0.30%	03/24/09	12/31/09	$7,304,275	$7,287,150
JPMorgan Chase Bank, National Association	0.35%	03/25/09	12/31/09	$1,318,216	$1,314,625
JPMorgan Chase Bank, National Association	0.45%	03/26/09	12/31/09	$3,348,721	$3,337,000
JPMorgan Chase Bank, National Association	0.28%	03/26/09	12/31/09	$5,792,818	$5,780,230

Total					$61,909,127

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	2,969,109	EUR	2,307,000	Citibank, N.A.	5/20/09	$(96,000)
USD	2,851,927	GBP	2,039,500	Deutsche Bank AG	6/10/09	(75,150)

	Total					$(171,150)

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
75	U.S. Treasury Notes (2 Year)	Chicago	June 2009	$16,341,797	$1,337
124	U.S. Treasury Notes (5 Year)	Chicago	June 2009	$14,726,937	127,015
72	U.S. Treasury Bonds	Chicago	June 2009	$9,338,625	369,086
10	Euro-Bund	Eurex	June 2009	$1,653,181	(1,574)
48	Gilt British	London	June 2009	$8,485,782	141,171

Total					$637,035

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
136	U.S. Treasury Notes (10 Year)	Chicago	June 2009	$16,874,625	$(16,636)
152	Euro Dollar Futures	Chicago	June 2009	$37,582,000	(561,570)
31	Euro Dollar Futures	Chicago	September 2009	$7,665,138	(20,618)
31	Euro Dollar Futures	Chicago	December 2009	$7,653,513	(21,343)
19	Euro Dollar Futures	Chicago	March 2010	$4,688,250	(17,487)
19	Euro Dollar Futures	Chicago	June 2010	$4,680,888	(21,066)
19	Euro Dollar Futures	Chicago	September 2010	$4,673,288	(24,475)
19	Euro Dollar Futures	Chicago	December 2010	$4,663,550	(26,600)
6	Euro Dollar Futures	Chicago	March 2011	$1,470,450	(9,169)

SEMI-ANNUAL REPORT	MARCH 31, 2009	65

Schedule of Investments (continued)	Managed Income Portfolio

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
6	Euro Dollar Futures	Chicago	June 2011	$1,467,525	(9,244)
6	Euro Dollar Futures	Chicago	September 2011	$1,464,600	(8,882)
6	Euro Dollar Futures	Chicago	December 2011	$1,461,375	(7,982)

Total					$(745,072)

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
4.05%	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	10,400	$325,782
1.76%	3-month LIBOR	Deutsche Bank AG	March 2011	USD	10,000	(74,096)
3.67%	3-month LIBOR	Deutsche Bank AG	October 2013	USD	26,000	2,120,220
2.53%	3-month LIBOR	Citibank, N.A.	March 2014	USD	9,800	(151,648)
2.24%	3-month LIBOR	Deutsche Bank AG	March 2014	USD	7,800	11,352
4.46%	3-month LIBOR	Citibank, N.A.	October 2018	USD	9,000	1,402,960
4.49%	3-month LIBOR	Bank of America, N.A.	October 2018	USD	6,700	1,058,289
2.94%	3-month LIBOR	Deutsche Bank AG	December 2018	USD	1,200	18,314
2.21%	3-month LIBOR	Goldman Sachs Bank USA	December 2018	USD	7,900	(393,365)
2.99%	3-month LIBOR	Goldman Sachs Bank USA	December 2018	USD	8,000	(77,988)
2.30%	3-month LIBOR	Citibank, N.A.	December 2018	USD	6,900	(291,906)
2.86%	3-month LIBOR	Goldman Sachs Bank USA	January 2019	USD	4,800	10,689
2.71%	3-month LIBOR	Bank of America, N.A.	January 2019	USD	6,800	(75,460)
2.90%	3-month LIBOR	Deutsche Bank AG	February 2019	USD	12,400	71,996
3.22%	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2019	USD	4,000	129,178
3.06%	3-month LIBOR	Credit Suisse International	March 2019	USD	6,000	105,767
3.17%	3-month LIBOR	Bank of America, N.A.	March 2019	USD	8,600	224,746
2.82%	3-month LIBOR	Barclays Bank, Plc	March 2019	USD	2,700	(11,506)
5.41%	3-month LIBOR	JPMorgan Chase Bank, National Association	August 2022	USD	5,065	1,328,227
3.50%	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	1,500	(39,591)

Total						$5,691,960

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments ***
	Assets	Liabilities	Assets	Liabilities
Level 1	$19,369,433	$—	$638,609	$(746,646)
Level 2	757,912,595	(161,128,186)	6,965,370	(78,480,035)
Level 3	20,718,267	—	—	—

Total	$798,000,295	$(161,128,186)	$7,603,979	$(79,226,681)

***	Other financial instruments are futures, swaps, foreign currency exchange contracts, options and reverse repurchase agreements. Futures, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/ depreciation on the instrument and options and reverse repurchase agreements are shown at market value.

66	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Managed Income Portfolio

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Assets
Balance, as of September 30, 2008	$9,938,601
Accrued discounts/premiums	92
Realized gain	110
Change in unrealized appreciation/depreciation****	411,363
Net sales	(513,618)
Net transfers in of Level 3	10,881,719

Balance, as of March 31, 2009	$20,718,267

****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	67

Statements of Assets and Liabilities

March 31, 2009 (Unaudited)	Bond Portfolio	Enhanced Income Portfolio	GNMA Portfolio	Inflation Protected Bond Portfolio
Assets
Investments at value - unaffiliated[1]	$1,069,466,117	$17,409,745	$1,638,191,645	$855,563,184
Investments at value - affiliated[2]	1,527,827	8,880,183	158,436,960	16,479,425
Cash	—	7,574	77,765	43,703,722
Collateral received for future contracts	—	50,000	530,000	—
Foreign currency at value[3]	5,330	295	—	2,553
Unrealized appreciation on swaps	17,803,664	—	254,750	3,259,179
Investments sold receivable	154,056,577	—	857,501,198	—
Interest receivable	9,272,594	112,560	6,314,772	4,837,970
Capital shares sold receivable	2,243,890	30,973	18,646,593	22,887,152
Margin variation receivable	368,772	2,727	1,330	77,027
Principal paydown receivable	368,735	—	—	—
Prepaid expenses	114,061	21,428	135,451	102,950
Interest receivable - affiliated	4,186	5,681	33,492	9,387
Dividends receivable	3,059	—	7,373	914
Receivable from advisor	—	3,348	18,944	1,052

Total assets	1,255,234,812	26,524,514	2,680,150,273	946,924,515

Liabilities
Investments purchased payable	121,033,638	172,156	987,476,559	11,384,845
Reverse repurchase agreements payable	88,606,181	—	—	81,552,000
TBA sale commitments at value[5]	72,192,237	—	496,893,531	—
Options written at value[4]	20,777,923	7,043	4,377,734	4,350,841
Payable for mortgage dollar rolls	2,284,045	—	—	—
Capital shares redeemed payable	2,278,949	150,076	2,432,502	1,497,684
Income dividends payable	2,105,435	41,802	2,141,715	—
Unrealized depreciation on swaps	1,572,249	—	53,237	—
Investment advisory fees payable	251,600	—	303,041	98,520
Other affiliates payable	198,011	6,764	116,110	83,804
Unrealized depreciation on foreign currency exchange contracts	132,693	—	—	448
Bank overdraft - affiliated	129,496	—	—	—
Interest expense and fees payable	122,949	—	1,117,339	510
Service and distribution fees payable	92,492	401	288,381	243,846
Officer’s and Trustees’ fees payable	9,310	4,111	5,141	5,387
Margin variation payable	122	—	42,190	60
Other accrued expenses payable	110,517	18,431	35,135	—

Total liabilities	311,897,847	400,784	1,495,282,615	99,217,945

Net Assets	$943,336,965	$26,123,730	$1,184,867,658	$847,706,570

Net Assets Consist of
Paid-in capital	$1,003,737,150	$30,963,302	$1,156,963,273	$854,184,737
Distributions in excess of net investment income	(4,866,338)	(19,827)	(1,642,081)	(18,740,075)
Accumulated net realized gain (loss)	(5,247,599)	(2,318,035)	13,561,632	(10,974,741)
Net unrealized appreciation/depreciation	(50,286,248)	(2,501,710)	15,984,834	23,236,649

Net Assets	$943,336,965	$26,123,730	$1,184,867,658	$847,706,570

[1] Investments at cost - unaffiliated	$1,128,867,718	$19,938,649	$1,617,604,323	$834,770,808
[2] Investments at cost - affiliated	1,527,827	8,880,183	158,436,960	16,479,425
[3] Foreign currency at cost	5,282	292	—	2,655
[4] Premiums received - options written	12,089,340	10,579	4,239,000	3,726,275
[5] Proceeds received - TBA sale commitments	71,923,695	—	492,511,328	—

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Assets and Liabilities (continued)

March 31, 2009 (Unaudited)	Bond Portfolio	Enhanced Income Portfolio	GNMA Portfolio	Inflation Protected Bond Portfolio
Net Asset Value
BlackRock:
Net Assets	$188,964,567	$3,919,486	$946,010	$29,295,504

Shares outstanding, unlimited number of shares authorized, $0.001 par value	21,454,461	468,282	93,002	2,889,501

Net Asset Value	$8.81	$8.37	$10.17	$10.14

Institutional:
Net Assets	$453,352,912	$20,111,435	$572,827,709	$180,385,226

Shares outstanding, unlimited number of shares authorized, $0.001 par value	51,483,522	2,404,918	56,210,525	17,440,879

Net Asset Value	$8.81	$8.36	$10.19	$10.34

Service:
Net Assets	$185,033,035	$43,399	$26,716,155	$21,580,406

Shares outstanding, unlimited number of shares authorized, $0.001 par value	21,006,251	5,296	2,624,473	2,082,065

Net Asset Value	$8.81	$8.20	$10.18	$10.36

Investor A:
Net Assets	$68,154,767	$2,049,410	$269,633,711	$398,741,554

Shares outstanding, unlimited number of shares authorized, $0.001 par value	7,739,704	245,328	26,357,323	38,809,230

Net Asset Value	$8.81	$8.35	$10.23	$10.27

Investor B:
Net Assets	$5,710,355	—	$25,232,713	$13,997,285

Shares outstanding, unlimited number of shares authorized, $0.001 par value	648,414	—	2,474,089	1,362,490

Net Asset Value	$8.81	—	$10.20	$10.27

Investor C:
Net Assets	$42,121,329	—	$289,511,360	$203,706,595

Shares outstanding, unlimited number of shares authorized, $0.001 par value	4,778,825	—	28,415,663	19,733,446

Net Asset Value	$8.81	—	$10.19	$10.32

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	69

Statements of Assets and Liabilities (continued)

March 31, 2009 (Unaudited)	Intermediate Government Bond Portfolio	Long Duration Bond Portfolio	Managed Income Portfolio
Assets
Investments at value - unaffiliated[1]	$601,482,157	$194,437,739	$778,788,712
Investments at value - affiliated[2]	6,654,736	3,918,350	19,369,433
Cash	5,443	16,278	7,196
Collateral paid for swap contracts	39,100	—	—
Foreign currency at value[3]	802	174	907
Unrealized appreciation on swaps	8,625,355	2,987,401	6,807,520
Investments sold receivable	128,216,276	10,075,720	201,993,457
Interest receivable	3,434,755	2,301,274	5,275,271
Capital shares sold receivable	3,237,787	36,785	150,697
Principal paydown receivable	761,459	—	50,934
Margin variation receivable	253,198	220,884	60,625
Prepaid expenses	66,706	26,423	71,137
Receivable from advisor	5,333	16	3,664
Dividends receivable - affiliated	4,714	2,581	854
Dividends receivable	1,982	—	—
Interest receivable - affiliated	—	2,581	—

Total assets	752,789,803	214,026,206	1,012,580,407

Liabilities
TBA sale commitments at value[4]	102,352,910	7,639,783	161,128,186
Investments purchased payable	44,876,450	10,274,011	259,870,609
Payable for mortgage dollar rolls	19,546,118	—	9,632,713
Options written at value[5]	10,024,468	653,442	15,284,198
Unrealized depreciation on swaps	7,055,110	2,452,838	1,115,560
Capital shares redeemed payable	1,080,048	27,330	511,257
Income dividends payable	990,870	12,922	1,635,933
Premiums received for swap contracts	360,534	—	—
Investment advisory fees payable	218,602	37,864	201,784
Interest expense and fees payable	165,513	12,454	374,058
Other affiliates payable	131,536	21,412	78,094
Service and distribution fees payable	131,535	475	39,534
Unrealized depreciation on foreign currency exchange contracts	92,667	13,486	171,150
Officer’s and Trustees’ fees payable	7,158	4,867	8,799
Margin variation payable	86	—	391
Collateral received for swap contracts	—	600,000	52,379
Reverse repurchase agreements payable	—	—	61,909,127
Other accrued expenses payable	62,669	28,496	87,765

Total liabilities	187,096,274	21,779,380	512,101,537

Net Assets	$565,693,529	$192,246,826	$500,478,870

Net Assets Consist of
Paid-in capital	$560,483,643	$194,022,781	$586,409,448
Distributions in excess of net investment income	(3,247,194)	(224,226)	(984,625)
Accumulated net realized gain (loss)	14,965,188	6,107,124	(9,687,997)
Net unrealized appreciation/depreciation	(6,508,108)	(7,658,853)	(75,257,956)

Net Assets	$565,693,529	$192,246,826	$500,478,870

[1] Investments at cost - unaffiliated	$604,450,245	$203,174,167	$849,821,991
[2] Investments at cost - affiliated	6,654,736	3,918,350	19,369,433
[3] Foreign currency at cost	792	171	967
[4] Proceeds received - TBA sale commitments	101,332,931	7,562,586	159,719,871
[5] Premiums received - options written	6,123,950	661,740	8,175,610

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Assets and Liabilities (concluded)

March 31, 2009 (Unaudited)	Intermediate Government Bond Portfolio	Long Duration Bond Portfolio	Managed Income Portfolio
Net Asset Value
BlackRock:
Net Assets	—	$172,080,260	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	18,127,837	—

Net Asset Value	—	$9.49	—

Institutional:
Net Assets	$199,162,858	$17,817,990	$322,951,889

Shares outstanding, unlimited number of shares authorized, $0.001 par value	18,872,009	1,877,737	36,305,014

Net Asset Value	$10.55	$9.49	$8.90

Service:
Net Assets	$3,355,988	—	153,404,182

Shares outstanding, unlimited number of shares authorized, $0.001 par value	318,164	—	17,244,082

Net Asset Value	$10.55	—	$8.90

Investor A:
Net Assets	$275,198,935	$2,348,576	$18,011,614

Shares outstanding, unlimited number of shares authorized, $0.001 par value	26,016,106	247,489	2,024,222

Net Asset Value	$10.58	$9.49	$8.90

Investor B:
Net Assets	$24,604,799	—	$1,642,791

Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,331,381	—	184,581

Net Asset Value	$10.55	—	$8.90

Investor C:
Net Assets	$63,370,949	—	$4,468,394

Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,999,979	—	503,358

Net Asset Value	$10.56	—	$8.88

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	71

Statements of Operations

Six Months Ended March 31, 2009 (Unaudited)	Bond Portfolio	Enhanced Income Portfolio
Investment Income
Interest	$23,239,493	$429,407
Dividends	135,509	3,473
Interest and dividends - affiliated	56,759	28,230

Total investment income	23,431,761	461,110

Expenses
Investment advisory	2,229,454	51,107
Service and distribution - class specific	488,049	2,393
Administration	314,761	9,583
Transfer agent - class specific	216,261	1,112
Administration - class specific	111,382	3,194
Printing	95,038	1,780
Custodian	44,008	7,865
Professional	37,208	17,570
Registration	30,828	8,950
Officer and Trustees	19,060	4,408
Miscellaneous	43,915	5,981

Total expenses excluding interest expense and fees	3,629,964	113,943
Interest expense	26,280	—

Total expenses	3,656,244	113,943
Less fees waived by advisor	(813,006)	(52,319)
Less administration fees waived	—	(9,583)
Less administration fees waived - class specific	(24,901)	(481)
Less transfer agent fees waived - class specific	(32)	—
Less transfer agent fees reimbursed - class specific	(226)	(4)
Less expenses reimbursed by advisor	—	(7,392)

Total expenses after waivers and reimbursement	2,818,079	44,164

Net investment income	20,613,682	416,946

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	(5,899,206)	(962,661)
Options written	204,704	10,501
Futures and swaps	(3,970,060)	94,605
Foreign currency transactions	477,025	(1,283)

	(9,187,537)	(858,838)

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	1,474,561	(374,959)
Investments - affiliated	—	(67,052)
TBA sale commitments	(912,156)	—
Options written	(7,982,063)	5,681
Futures and swaps	29,029,299	10,933
Foreign currency transactions and other	(2,124,605)	2,471

	19,485,036	(422,926)

Total realized and unrealized gain (loss)	10,297,499	(1,281,764)

Net Increase (Decrease) in Net Assets Resulting from Operations	$30,911,181	$(864,818)

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	MARCH 31, 2009

GNMA Portfolio	Inflation Protected Bond Portfolio	Intermediate Government Bond Portfolio	Long Duration Bond Portfolio	Managed Income Portfolio

$14,891,216	$(15,168,139)	$10,344,471	$5,297,740	$18,212,379
217,099	47,425	164,856	20,774	43,985
1,424,185	25,933	316,084	8,716	30,530

16,532,500	(15,094,781)	10,825,411	5,327,230	18,286,894

2,101,083	1,112,297	1,353,476	479,332	1,343,549
1,073,662	1,164,810	691,309	1,345	240,794
272,700	205,381	200,883	71,900	199,464
202,354	271,945	214,950	735	63,578
94,633	68,961	67,696	23,949	67,232
30,376	42,536	42,750	6,592	51,826
98,214	23,483	32,672	18,233	57,077
26,154	22,014	29,040	23,336	34,698
37,704	48,994	22,846	12,794	20,906
14,819	13,940	14,229	9,661	15,066
19,635	17,840	26,942	7,021	34,522

3,971,334	2,992,201	2,696,793	654,898	2,128,712
460,302	63,847	55,152	6	605,089

4,431,636	3,056,048	2,751,945	654,904	2,733,801
(903,715)	(693,086)	(101,222)	(245,302)	(17,644)
—	—	—	—	—
(50,663)	(31,866)	(26,826)	(21,511)	(59,202)
—	(3,053)	—	(316)	(1,989)
(41,042)	(7,869)	(21,546)	(40)	(9,910)
—	—	—	—	—

3,436,216	2,320,174	2,602,351	387,735	2,645,056

13,096,284	(17,414,955)	8,223,060	4,939,495	15,641,838

21,260,695	(5,493,658)	8,202,848	(498,858)	(7,102,914)
—	957,030	(22,929)	37,095	(776,227)
(1,204,203)	(3,036,963)	5,903,615	5,905,593	74,691
—	266,177	532,320	68,913	812,491
20,056,492	(7,307,414)	14,615,854	5,512,743	(6,991,959)

21,153,829	46,954,635	2,481,710	3,918,371	(10,077,217)
(81)	—	(3,685)	(93)	(606,215)
(5,229,642)	—	(990,190)	(52,385)	(2,131,775)
(113,072)	(404,450)	(3,532,864)	52,361	(6,687,665)
(346,654)	2,579,374	3,891,075	1,999,361	10,107,498
—	(69,773)	(573,032)	(364,365)	(2,210,825)

15,464,380	49,059,786	1,273,014	5,553,250	(11,606,199)

35,520,872	41,752,372	15,888,868	11,065,993	(18,598,158)

$48,617,156	$24,337,417	$24,111,928	$16,005,488	$(2,956,320)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	73

Statements of Changes in Net Assets

	Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations
Net investment income (loss)	$20,613,682	$42,310,627
Net realized gain (loss)	(9,187,537)	12,446,599
Net change in unrealized appreciation/depreciation	19,485,036	(69,854,164)

Net increase (decrease) in net assets resulting from operations	30,911,181	(15,096,938)

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	(5,116,826)	(12,117,547)
Institutional	(10,124,790)	(16,161,847)
Service	(4,887,534)	(11,383,514)
Investor A	(1,246,420)	(1,808,043)
Investor B	(104,826)	(206,773)
Investor C	(549,189)	(486,065)
Net realized gain:
BlackRock	(735,437)	(280,057)
Institutional	(1,407,267)	(359,025)
Service	(800,342)	(304,874)
Investor A	(172,885)	(37,387)
Investor B	(19,312)	(7,068)
Investor C	(85,558)	(11,597)

Decrease in net assets resulting from dividends and distributions to shareholders	(25,250,386)	(43,163,797)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	49,571,248	81,874,385

Net Assets
Total increase (decrease) in net assets	55,232,043	23,613,650
Beginning of period	888,104,922	864,491,272

End of period	$943,336,965	$888,104,922

End of period undistributed (distributions in excess of) net investment income	$(4,866,338)	$(3,450,435)

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	MARCH 31, 2009

Enhanced Income Portfolio		GNMA Portfolio		Inflation Protected Bond Portfolio
Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

$416,946	$1,192,292	$13,096,284	$13,805,532	$(17,414,955)	$18,132,305
(858,838)	(395,427)	20,056,492	7,129,552	(7,307,414)	1,398,813
(422,926)	(2,011,588)	15,464,380	1,370,977	49,059,786	(25,778,416)

(864,818)	(1,214,723)	48,617,156	22,306,061	24,337,417	(6,247,298)

(63,368)	(293,274)	(11,842)	(208,464)	(49,440)	(720,440)
(304,557)	(898,782)	(8,211,872)	(11,522,081)	(421,980)	(3,898,051)
(917)	(1,783)	(371,653)	(520,605)	(22,486)	(462,256)
(26,429)	(30,763)	(2,769,186)	(1,217,386)	(501,199)	(7,393,448)
—	—	(268,000)	(395,569)	(3,965)	(622,452)
—	—	(2,225,760)	(741,621)	(40,239)	(5,075,081)

—	—	—	—	(747)	(29,060)
—	—	—	—	(6,894)	(150,776)
—	—	—	—	(413)	(11,242)
—	—	—	—	(10,627)	(89,246)
—	—	—	—	(794)	(35,919)
—	—	—	—	(8,367)	(173,764)

(395,271)	(1,224,602)	(13,858,313)	(14,605,726)	(1,067,151)	(18,661,735)

3,539,725	(12,946,297)	745,546,311	216,890,260	338,278,149	423,294,469

2,279,636	(15,385,622)	780,305,154	224,590,595	361,548,415	398,385,436
23,844,094	39,229,716	404,562,504	179,971,909	486,158,155	87,772,719

$26,123,730	$23,844,094	$1,184,867,658	$404,562,504	$847,706,570	$486,158,155

$(19,827)	$(41,502)	$(1,642,081)	$(880,052)	$(18,740,075)	$(285,811)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	75

Statements of Changes in Net Assets (concluded)

	Intermediate Government Bond Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations
Net investment income	$8,223,060	$19,040,122
Net realized gain (loss)	14,615,854	13,409,112
Net change in unrealized appreciation/depreciation	1,273,014	(7,969,377)

Net increase (decrease) in net assets resulting from operations	24,111,928	24,479,857

Dividends and Distributions to Shareholders From
Net investment income:
BlackRock	—	—
Institutional	(3,904,580)	(8,876,603)
Service	(37,984)	(66,694)
Investor A	(4,340,290)	(9,705,576)
Investor B	(324,736)	(928,583)
Investor C	(643,428)	(467,273)
Net realized gain:
BlackRock	—	—
Institutional	(1,120,903)	—
Service	(13,734)	—
Investor A	(1,365,737)	—
Investor B	(135,719)	—
Investor C	(265,525)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(12,152,636)	(20,044,729)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	50,019,571	7,950,324

Net Assets
Total increase (decrease) in net assets	61,978,863	12,385,452
Beginning of period	503,714,666	491,329,214

End of period	$565,693,529	$503,714,666

End of period undistributed (distributions in excess of) net investment income	$(3,247,194)	$(617,089)

1	Commencement of operations.

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	MARCH 31, 2009

Long Duration Bond Portfolio		Managed Income Portfolio
Six Months Ended March 31, 2009 (Unaudited)	October 19, 2007[1] to September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008

$4,939,495	$4,276,383	$15,641,838	$35,657,147
5,512,743	549,435	(6,991,959)	4,658,452
5,553,250	(13,212,103)	(11,606,199)	(62,813,856)

16,005,488	(8,386,285)	(2,956,320)	(22,498,257)

(4,320,688)	—	—	—
(451,349)	(3,425,092)	(11,850,918)	(22,994,360)
—	(830,722)	(4,894,389)	(10,043,322)
(27,168)	—	(551,232)	(936,402)
—	(5,261)	(49,029)	(116,951)
—	—	(79,745)	(87,320)

(330,517)	—	—	—
(31,950)	—	—	—
—	—	—	—
(951)	—	—	—
—	—	—	—
—	—	—	—

(5,162,623)	(4,261,075)	(17,425,313)	(34,178,355)

14,484,792	179,566,529	(117,579,017)	(61,232,774)

25,327,657	166,919,169	(137,960,650)	(117,909,386)
166,919,169	—	638,439,520	756,348,906

$192,246,826	$166,919,169	$500,478,870	$638,439,520

$(224,226)	$(364,516)	$(984,625)	$798,850

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	77

Financial Highlights	Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.74	$9.28	$9.24	$9.32	$9.57	$9.89	$8.73	$9.28	$9.24	$9.32	$9.57	$9.89

Net investment income[1]	0.21	0.45	0.42	0.39	0.35	0.35	0.21	0.45	0.42	0.38	0.34	0.34
Net realized and unrealized gain (loss)	0.11	(0.53)	0.06	(0.07)	(0.20)	(0.09)	0.12	(0.55)	0.06	(0.07)	(0.20)	(0.10)

Net increase (decrease) from investment operations	0.32	(0.08)	0.48	0.32	0.15	0.26	0.33	(0.10)	0.48	0.31	0.14	0.24

Dividends and distributions from:
Net investment income	(0.22)	(0.45)	(0.44)	(0.40)	(0.32)	(0.36)	(0.22)	(0.44)	(0.44)	(0.39)	(0.31)	(0.34)
Net realized gain	(0.03)	(0.01)	—	—	(0.08)	(0.22)	(0.03)	(0.01)	—	—	(0.08)	(0.22)

Total dividends and distributions	(0.25)	(0.46)	(0.44)	(0.40)	(0.40)	(0.58)	(0.25)	(0.45)	(0.44)	(0.39)	(0.39)	(0.56)

Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—	—	—	—	—	0.00 [2]	—	—

Net asset value, end of period	$8.81	$8.74	$9.28	$9.24	$9.32	$9.57	$8.81	$8.73	$9.28	$9.24	$9.32	$9.57

Total Investment Return
Based on net asset value	3.79%[3]	(1.07)%	5.33%	3.54%[4]	1.61%	2.72%	3.89%[3]	(1.22)%	5.29%	3.45%[4]	1.46%	2.57%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.45%[5]	0.45%	0.45%	0.45%	0.45%	0.45%	0.49%[5]	0.49%	0.48%	0.53%	0.60%	0.60%

Total expenses after waivers, reimbursement and fees paid indirectly	0.46%[5]	0.64%	0.47%	0.45%	0.45%	0.45%	0.50%[5]	0.67%	0.50%	0.53%	0.60%	0.60%

Total expenses	0.63%[5]	0.87%	0.68%	0.67%	0.70%	0.69%	0.68%[5]	0.86%	0.69%	0.72%	0.83%	0.81%

Net investment income	4.81%[5]	4.81%	4.59%	4.20%	3.75%	3.67%	4.75%[5]	4.79%	4.57%	4.12%	3.60%	3.53%

Supplemental Data
Net assets, end of period (000)	$188,965	$218,311	$262,145	$397,585	$435,529	$444,821	$453,353	$362,249	$300,377	$305,384	$316,522	$332,460

Portfolio turnover	96%[6]	316%[7]	101%	113%	194%	216%	96%[6]	316%[7]	101%	113%	194%	216%

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Bond Portfolio

	Service						Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.73	$9.28	$9.24	$9.33	$9.57	$9.89	$8.73	$9.28	$9.24	$9.32	$9.57	$9.88

Net investment income[1]	0.19	0.41	0.39	0.35	0.31	0.31	0.19	0.41	0.39	0.35	0.32	0.31
Net realized and unrealized gain (loss)	0.12	(0.54)	0.06	(0.08)	(0.19)	(0.10)	0.12	(0.54)	0.06	(0.07)	(0.20)	(0.09)

Net increase (decrease) from investment operations	0.31	(0.13)	0.45	0.27	0.12	0.21	0.31	(0.13)	0.45	0.28	0.12	0.22

Dividends and distributions from:
Net investment income	(0.20)	(0.41)	(0.41)	(0.36)	(0.28)	(0.31)	(0.20)	(0.41)	(0.41)	(0.36)	(0.29)	(0.31)
Net realized gain	(0.03)	(0.01)	—	—	(0.08)	(0.22)	(0.03)	(0.01)	—	—	(0.08)	(0.22)

Total dividends and distributions	(0.23)	(0.42)	(0.41)	(0.36)	(0.36)	(0.53)	(0.23)	(0.42)	(0.41)	(0.36)	(0.37)	(0.53)

Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—	—	—	—	—	0.00 [2]	—	—

Net asset value, end of period	$8.81	$8.73	$9.28	$9.24	$9.33	$9.57	$8.81	$8.73	$9.28	$9.24	$9.32	$9.57

Total Investment Return
Based on net asset value[8]	3.70%[3]	(1.55)%	4.94%	2.98%[4]	1.30%	2.26%	3.69%[3]	(1.60)%	4.95%	3.09%[4]	1.20%	2.33%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.84%[5]	0.83%	0.80%	0.88%	0.86%	0.89%	0.86%[5]	0.88%	0.80%	0.89%	0.86%	0.93%

Total expenses after waivers, reimbursement and fees paid indirectly	0.85%[5]	1.01%	0.82%	0.88%	0.86%	0.89%	0.87%[5]	1.06%	0.82%	0.89%	0.86%	0.93%

Total expenses	1.03%[5]	1.21%	1.00%	1.11%	1.08%	1.10%	1.05%[5]	1.27%	1.00%	1.18%	1.18%	1.29%

Net investment income	4.42%[5]	4.45%	4.27%	3.80%	3.34%	3.23%	4.35%[5]	4.37%	4.26%	3.76%	3.34%	3.20%

Supplemental Data
Net assets, end of period (000)	$185,033	$235,333	$257,580	$184,276	$94,557	$84,013	$68,155	$47,131	$29,328	$27,545	$31,272	$33,977

Portfolio turnover	96%[6]	316%[7]	101%	113%	194%	216%	96%[6]	316%[7]	101%	113%	194%	216%

1	Based on average shares outstanding.

2	Less than $0.005 per share.

3	Aggregate total investment return.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 35%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

8	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	79

Financial Highlights (continued)	Bond Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.73	$9.28	$9.24	$9.32	$9.57	$9.89	$8.74	$9.29	$9.25	$9.33	$9.57	$9.89

Net investment income[1]	0.16	0.34	0.31	0.27	0.24	0.23	0.16	0.34	0.32	0.28	0.25	0.23
Net realized and unrealized gain (loss)	0.12	(0.55)	0.06	(0.06)	(0.20)	(0.09)	0.11	(0.54)	0.05	(0.07)	(0.20)	(0.09)

Net increase (decrease) from investment operations	0.28	(0.21)	0.37	0.21	0.04	0.14	0.27	(0.20)	0.37	0.21	0.05	0.14

Dividends and distributions from:
Net investment income	(0.17)	(0.33)	(0.33)	(0.29)	(0.21)	(0.24)	(0.17)	(0.34)	(0.33)	(0.29)	(0.21)	(0.24)
Net realized gain	(0.03)	(0.01)	—	—	(0.08)	(0.22)	(0.03)	(0.01)	—	—	(0.08)	(0.22)

Total dividends and distributions	(0.20)	(0.34)	(0.33)	(0.29)	(0.29)	(0.46)	(0.20)	(0.35)	(0.33)	(0.29)	(0.29)	(0.46)

Redemption fees added to paid-in capital	—	—	—	0.00 [2]	—	—	—	—	—	0.00 [2]	—	—

Net asset value, end of period	$8.81	$8.73	$9.28	$9.24	$9.32	$9.57	$8.81	$8.74	$9.29	$9.25	$9.33	$9.57

Total Investment Return
Based on net asset value[3]	3.28%[4]	(2.38)%	4.07%	2.29%[5]	0.44%	1.46%	3.21%[4]	(2.33)%	4.07%	2.33%[5]	0.54%	1.46%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.68%[6]	1.67%	1.65%	1.67%	1.61%	1.68%	1.56%[6]	1.61%	1.64%	1.62%	1.61%	1.67%

Total expenses after waivers, reimbursement and fees paid indirectly	1.68%[6]	1.86%	1.67%	1.67%	1.61%	1.68%	1.56%[6]	1.79%	1.66%	1.62%	1.61%	1.67%

Total expenses	1.87%[6]	2.05%	1.88%	1.88%	1.83%	1.93%	1.74%[6]	1.98%	1.85%	1.82%	1.83%	1.93%

Net investment income	3.59%[6]	3.62%	3.40%	2.97%	2.59%	2.45%	3.66%[6]	3.66%	3.42%	3.02%	2.59%	2.45%

Supplemental Data
Net assets, end of period (000)	$5,710	$5,572	$6,134	$7,937	$10,594	$14,106	$42,121	$19,508	$8,927	$8,408	$9,204	$14,334

Portfolio turnover	96%[7]	316%[8]	101%	113%	194%	216%	96%[7]	316%[8]	101%	113%	194%	216%

1	Based on average shares outstanding.

2	Less than $0.005 per share.

3	Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.

5	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

6	Annualized.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 35%.

8	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 130%.

See Notes to Financial Statements.

80	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Enhanced Income Portfolio

	BlackRock
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period March 4, 2004[1] to September 30, 2004
		2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.90	$9.79	$9.85	$9.86	$9.94	$10.00

Net investment income[2]	0.15	0.43	0.47	0.40	0.29	0.11
Net realized and unrealized gain (loss)	(0.54)	(0.89)	(0.06)	0.00 [3]	(0.08)	(0.05)

Net increase (decrease) from investment operations	(0.39)	(0.46)	0.41	0.40	0.21	0.06

Dividends from net investment income	(0.14)	(0.43)	(0.47)	(0.41)	(0.29)	(0.12)

Net asset value, end of period	$8.37	$8.90	$9.79	$9.85	$9.86	$9.94

Total Investment Return
Based on net asset value	(4.42)%[4]	(4.88)%	4.22%	4.16%	2.15%	0.58%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.30%[5]	0.30%	0.30%	0.30%	0.30%	0.30%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.30%[5]	0.34%	0.31%	0.30%	0.32%	0.30%[5]

Total expenses	0.87%[5]	0.94%	0.74%	0.69%	0.72%	1.14%[5]

Net investment income	3.46%[5]	4.55%	4.71%	4.09%	2.94%	1.87%[5]

Supplemental Data
Net assets, end of period (000)	$3,919	$4,099	$20,165	$18,172	$23,641	$18,677

Portfolio turnover	52%	56%[6]	68%	108%	147%	208%

	Institutional
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period March 19, 2004[1] to September 30, 2004
		2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.90	$9.78	$9.85	$9.86	$9.94	$10.00

Net investment income[2]	0.14	0.41	0.46	0.40	0.27	0.09
Net realized and unrealized gain (loss)	(0.54)	(0.87)	(0.07)	0.00 [3]	(0.07)	(0.05)

Net increase (decrease) from investment operations	(0.40)	(0.46)	0.39	0.40	0.20	0.04

Dividends from net investment income	(0.14)	(0.42)	(0.46)	(0.41)	(0.28)	(0.10)

Net asset value, end of period	$8.36	$8.90	$9.78	$9.85	$9.86	$9.94

Total Investment Return
Based on net asset value	(4.54)%[4]	(4.83)%	4.09%	4.11%	2.05%	0.40%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.32%[5]	0.32%	0.33%	0.36%	0.40%	0.40%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.32%[5]	0.35%	0.34%	0.36%	0.41%	0.40%[5]

Total expenses	0.87%[5]	0.99%	0.74%	0.74%	0.83%	1.26%[5]

Net investment income	3.24%[5]	4.34%	4.67%	4.04%	2.74%	1.77%[5]

Supplemental Data
Net assets, end of period (000)	$20,111	$17,755	$18,934	$31,696	$32,646	$35,967

Portfolio turnover	52%	56%[6]	68%	108%	147%	208%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.005 per share.

4	Aggregate total investment return.

5	Annualized.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 29%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	81

Financial Highlights (continued)	Enhanced Income Portfolio

	Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period March 19, 2004[1] to September 30, 2004
		2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.75	$9.63	$9.70	$9.70	$9.86	$10.00

Net investment income[2]	0.12	0.38	0.43	0.37	0.27	0.14
Net realized and unrealized gain (loss)	(0.55)	(0.87)	(0.07)	0.00 [3]	(0.11)	(0.08)

Net increase (decrease) from investment operations	(0.43)	(0.49)	0.36	0.37	0.16	0.06

Dividends from net investment income	(0.12)	(0.39)	(0.43)	(0.37)	(0.32)	(0.20)

Net asset value, end of period	$8.20	$8.75	$9.63	$9.70	$9.70	$9.86

Total Investment Return
Based on net asset value	(4.92)%[4]	(5.23)%	3.74%	3.94%	1.66%	0.61%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.66%[5]	0.70%	0.74%	0.74%	0.71%	0.71%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.66%[5]	0.73%	0.75%	0.74%	0.74%	0.71%[5]

Total expenses	1.27%[5]	1.51%	1.66%	1.29%	1.09%	1.51%[5]

Net investment income	2.94%[5]	4.04%	4.34%	3.80%	2.77%	1.46%[5]

Supplemental Data
Net assets, end of period (000)	$43	$40	$43	$21	$49	$0 [6]

Portfolio turnover	52%	56%[7]	68%	108%	147%	208%

	Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period March 19, 2004[1] to September 30, 2004
		2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$8.89	$9.77	$9.84	$9.85	$9.93	$10.00

Net investment income[2]	0.13	0.34	0.42	0.35	0.28	0.06
Net realized and unrealized gain (loss)	(0.55)	(0.83)	(0.07)	0.00 [3]	(0.12)	(0.07)

Net increase (decrease) from investment operations	(0.42)	(0.49)	0.35	0.35	0.16	(0.01)

Dividends from net investment income	(0.12)	(0.39)	(0.42)	(0.36)	(0.24)	(0.06)

Net asset value, end of period	$8.35	$8.89	$9.77	$9.84	$9.85	$9.93

Total Investment Return
Based on net asset value[8]	(4.71)%[4]	(5.15)%	3.65%	3.65%	1.62%	(0.12)%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.67%[5]	0.60%	0.73%	0.79%	0.71%	0.71%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.67%[5]	0.60%	0.74%	0.79%	0.74%	0.71%[5]

Total expenses	1.21%[5]	1.31%	1.24%	3.19%	1.19%	1.61%[5]

Net investment income	3.10%[5]	3.67%	4.25%	3.72%	2.77%	1.46%[5]

Supplemental Data
Net assets, end of period (000)	$2,049	$1,950	$88	$52	$2	$0 [6]

Portfolio turnover	52%	56%[7]	68%	108%	147%	208%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.005 per share.

4	Aggregate total investment return.

5	Annualized.

6	Net assets end of period are less than $500.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 29%.

8	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

82	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	GNMA Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.73	$9.44	$9.53	$9.69	$9.87	$10.02	$9.75	$9.45	$9.54	$9.70	$9.88	$10.02

Net investment income[1]	0.19	0.23	0.47	0.45	0.44	0.48	0.19	0.59	0.47	0.44	0.43	0.47
Net realized and unrealized gain (loss)	0.45	0.55	(0.05)	(0.08)	(0.20)	(0.14)	0.45	0.20	(0.05)	(0.08)	(0.21)	(0.09)

Net increase from investment operations	0.64	0.78	0.42	0.37	0.24	0.34	0.64	0.79	0.42	0.36	0.22	0.38

Dividends from net investment income	(0.20)	(0.49)	(0.51)	(0.53)	(0.42)	(0.49)	(0.20)	(0.49)	(0.51)	(0.52)	(0.40)	(0.52)

Net asset value, end of period	$10.17	$9.73	$9.44	$9.53	$9.69	$9.87	$10.19	$9.75	$9.45	$9.54	$9.70	$9.88

Total Investment Return
Based on net asset value	6.61%	8.36%	4.56%	3.93%	2.44%	4.02%	6.59%	8.43%	4.53%	3.84%	2.28%	3.97%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.45%[2]	0.45%	0.45%	0.45%	0.45%	0.45%	0.48%[2]	0.48%	0.48%	0.53%	0.60%	0.60%

Total expenses after waivers, reimbursement and fees paid indirectly	0.58%[2]	0.56%	0.49%	0.45%	0.45%	0.50%	0.60%[2]	0.57%	0.52%	0.53%	0.61%	0.66%

Total expenses	0.85%[2]	0.87%	0.81%	0.78%	0.85%	0.83%	0.88%[2]	0.97%	0.82%	0.83%	0.97%	0.97%

Net investment income	3.75%[2]	4.98%	4.96%	4.71%	4.53%	4.85%	3.75%[2]	4.71%	4.93%	4.62%	4.40%	4.74%

Supplemental Data
Net assets, end of period (000)	$946	$353	$12,162	$11,632	$10,915	$10,659	$572,828	$272,840	$118,652	$108,286	$121,571	$151,558

Portfolio turnover	910%[3]	2,637%[4]	553%	320%	521%	228%	910%[3]	2,637%[4]	553%	320%	521%	228%

1	Based on average shares outstanding.

2	Annualized.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 360%.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	83

Financial Highlights (continued)	GNMA Portfolio

	Service						Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.73	$9.44	$9.53	$9.69	$9.87	$10.01	$9.78	$9.49	$9.58	$9.74	$9.92	$10.06

Net investment income[1]	0.17	0.51	0.44	0.41	0.39	0.44	0.17	0.53	0.43	0.41	0.41	0.43
Net realized and unrealized gain (loss)	0.46	0.24	(0.04)	(0.08)	(0.19)	(0.08)	0.46	0.21	(0.04)	(0.08)	(0.21)	(0.09)

Net increase from investment operations	0.63	0.75	0.40	0.33	0.20	0.36	0.63	0.74	0.39	0.33	0.20	0.34

Dividends from net investment income	(0.18)	(0.46)	(0.49)	(0.49)	(0.38)	(0.50)	(0.18)	(0.45)	(0.48)	(0.49)	(0.38)	(0.48)

Net asset value, end of period	$10.18	$9.73	$9.44	$9.53	$9.69	$9.87	$10.23	$9.78	$9.49	$9.58	$9.74	$9.92

Total Investment Return
Based on net asset value	6.56%	8.03%	4.26%	3.55%	2.02%	3.67%	6.52%	7.91%	4.13%	3.47%	2.01%	3.50%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.76%[2]	0.75%	0.74%	0.80%	0.86%	0.89%	0.76%[2]	0.81%	0.85%	0.87%	0.86%	0.99%

Total expenses after waivers, reimbursement and fees paid indirectly	0.88%[2]	0.84%	0.78%	0.80%	0.86%	0.94%	0.88%[2]	0.89%	0.89%	0.87%	0.86%	1.05%

Total expenses	1.12%[2]	1.16%	1.08%	1.10%	1.23%	1.25%	1.11%[2]	1.21%	1.18%	1.27%	1.32%	1.46%

Net investment income	3.47%[2]	4.34%	4.68%	4.36%	3.97%	4.45%	3.38%[2]	4.20%	4.54%	4.26%	4.13%	4.34%

Supplemental Data
Net assets, end of period (000)	$26,716	$15,688	$7,047	$7,712	$8,129	$2,271	$269,634	$61,896	$14,677	$14,122	$15,288	$18,080

Portfolio turnover	910%[3]	2,637%[4]	553%	320%	521%	228%	910%[3]	2,637%[4]	553%	320%	521%	228%

See Notes to Financial Statements.

84	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	GNMA Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.75	$9.45	$9.54	$9.71	$9.89	$10.03	$9.74	$9.45	$9.53	$9.70	$9.88	$10.01

Net investment income[1]	0.13	0.34	0.36	0.33	0.33	0.36	0.13	0.37	0.37	0.34	0.34	0.36
Net realized and unrealized gain (loss)	0.46	0.34	(0.05)	(0.09)	(0.21)	(0.09)	0.46	0.30	(0.04)	(0.10)	(0.22)	(0.08)

Net increase from investment operations	0.59	0.68	0.31	0.24	0.12	0.27	0.59	0.67	0.33	0.24	0.12	0.28

Dividends from net investment income	(0.14)	(0.38)	(0.40)	(0.41)	(0.30)	(0.41)	(0.14)	(0.38)	(0.41)	(0.41)	(0.30)	(0.41)

Net asset value, end of period	$10.20	$9.75	$9.45	$9.54	$9.71	$9.89	$10.19	$9.74	$9.45	$9.53	$9.70	$9.88

Total Investment Return
Based on net asset value[5]	6.12%	7.20%	3.34%	2.58%	1.25%	2.74%	6.15%	7.13%	3.51%	2.59%	1.26%	2.85%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.57%[2]	1.62%	1.63%	1.65%	1.61%	1.74%	1.50%[2]	1.57%	1.57%	1.65%	1.61%	1.74%

Total expenses after waivers, reimbursement and fees paid indirectly	1.71%[2]	1.72%	1.67%	1.65%	1.62%	1.80%	1.62%[2]	1.66%	1.61%	1.65%	1.62%	1.80%

Total expenses	1.94%[2]	2.03%	1.96%	1.96%	1.97%	2.11%	1.85%[2]	1.98%	1.90%	1.95%	1.98%	2.11%

Net investment income	2.67%[2]	3.60%	3.78%	3.50%	3.40%	3.62%	2.65%[2]	3.58%	3.85%	3.51%	3.44%	3.62%

Supplemental Data
Net assets, end of period (000)	$25,233	$10,556	$11,065	$14,627	$19,792	$25,439	$289,511	$43,229	$16,369	$19,497	$26,691	$39,542

Portfolio turnover	910%[3]	2,637%[4]	553%	320%	521%	228%	910%[3]	2,637%[4]	553%	320%	521%	228%

1	Based on average shares outstanding.

2	Annualized.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 360%.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 868%.

5	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	85

Financial Highlights (continued)	Inflation Protected Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004
		2008	2007	2006	2005			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.84	$9.87	$9.84	$10.35	$10.38	$10.00	$10.04	$10.06	$10.02	$10.54	$10.54	$10.00

Net investment income (loss)[2]	(0.26)	0.80	0.19	0.55	0.41	0.12	(0.31)	0.79	0.46	0.50	0.42	0.16
Net realized and unrealized gain (loss)	0.60	(0.10)	0.30	(0.26)	0.19	0.38	0.64	(0.08)	0.03	(0.23)	0.18	0.38

Net increase from investment operations	0.34	0.70	0.49	0.29	0.60	0.50	0.33	0.71	0.49	0.27	0.60	0.54

Dividends and distributions from:
Net investment income	(0.04)	(0.69)	(0.43)	(0.67)	(0.53)	(0.12)	(0.03)	(0.69)	(0.42)	(0.66)	(0.50)	—
Net realized gain	(0.00)[3]	(0.04)	(0.03)	(0.13)	(0.10)	—	(0.00)[3]	(0.04)	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.04)	(0.73)	(0.46)	(0.80)	(0.63)	(0.12)	(0.03)	(0.73)	(0.45)	(0.79)	(0.60)	—

Net asset value, end of period	$10.14	$9.84	$9.87	$9.84	$10.35	$10.38	$10.34	$10.04	$10.06	$10.02	$10.54	$10.54

Total Investment Return
Based on net asset value	3.46%[4]	6.97%	5.07%	3.00%	5.91%	5.05%[4]	3.37%[4]	6.88%	5.12%	2.78%	5.90%	5.40%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.30%[5]	0.30%	0.30%	0.30%	0.30%	0.30%[5]	0.35%[5]	0.34%	0.35%	0.35%	0.40%	0.40%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.33%[5]	0.34%	0.30%	0.30%	0.30%	0.30%[5]	0.38%[5]	0.38%	0.35%	0.35%	0.40%	0.40%[5]

Total expenses	0.61%[5]	0.68%	0.67%	0.85%	0.97%	2.61%[5]	0.63%[5]	0.69%	0.71%	0.85%	1.06%	2.73%[5]

Net investment income (loss)	(5.28)%[5]	7.62%	1.98%	5.59%	4.01%	4.29%[5]	(6.19)%[5]	7.38%	4.61%	4.96%	4.00%	4.19%[5]

Supplemental Data
Net assets, end of period (000)	$29,296	$12,573	$1,954	$17,890	$22,975	$20,763	$180,385	$86,495	$22,956	$15,069	$5,788	$0 [6]

Portfolio turnover	114%[7]	249%[8]	219%	235%	419%	96%	114%[7]	249%[8]	219%	235%	419%	96%

See Notes to Financial Statements.

86	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Inflation Protected Bond Portfolio

	Service						Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004
		2008	2007	2006	2005			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$10.06	$10.09	$10.03	$10.56	$10.39	$10.00	$9.97	$10.00	$9.95	$10.47	$10.50	$10.00

Net investment income (loss)[2]	(0.30)	0.78	0.50	0.49	0.43	(0.02)	(0.28)	0.84	0.41	0.50	0.42	0.01
Net realized and unrealized gain (loss)	0.63	(0.11)	(0.01)	(0.27)	0.14	0.41	0.61	(0.18)	0.06	(0.26)	0.13	0.51

Net increase from investment operations	0.33	0.67	0.49	0.22	0.57	0.39	0.33	0.66	0.47	0.24	0.55	0.52

Dividends and distributions from:
Net investment income	(0.03)	(0.66)	(0.40)	(0.62)	(0.30)	—	(0.03)	(0.65)	(0.39)	(0.63)	(0.48)	(0.02)
Net realized gain	(0.00)[3]	(0.04)	(0.03)	(0.13)	(0.10)	—	(0.00)[3]	(0.04)	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.03)	(0.70)	(0.43)	(0.75)	(0.40)	—	(0.03)	(0.69)	(0.42)	(0.76)	(0.58)	(0.02)

Net asset value, end of period	$10.36	$10.06	$10.09	$10.03	$10.56	$10.39	$10.27	$9.97	$10.00	$9.95	$10.47	$10.50

Total Investment Return
Based on net asset value[9]	3.26%[4]	6.49%	4.97%	2.26%	5.52%	3.90%[4]	3.29%[4]	6.52%	4.84%	2.43%	5.42%	5.21%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.62%[5]	0.61%	0.58%	0.74%	0.69%	0.71%[5]	0.66%[5]	0.63%	0.66%	0.71%	0.69%	0.71%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.65%[5]	0.64%	0.58%	0.74%	0.69%	0.71%[5]	0.67%[5]	0.66%	0.66%	0.71%	0.69%	0.71%[5]

Total expenses	0.90%[5]	0.95%	0.94%	4.40%	1.29%	2.98%[5]	0.94%[5]	0.99%	1.08%	1.34%	1.39%	3.08%[5]

Net investment income (loss)	(6.05)%[5]	7.29%	5.08%	4.84%	3.71%	3.88%[5]	(5.63)%[5]	7.89%	4.14%	5.00%	4.06%	3.88%[5]

Supplemental Data
Net assets, end of period (000)	$21,580	$11,071	$1,803	$4	$2	$0 [6]	$398,742	$209,192	$16,139	$4,079	$3,994	$93

Portfolio turnover	114%[7]	249%[8]	219%	235%	419%	96%	114%[7]	249%[8]	219%	235%	419%	96%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Aggregate total investment return.

5	Annualized.

6	Net assets end of period are less than $500.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 97%.

8	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

9	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	87

Financial Highlights (continued)	Inflation Protected Bond Portfolio

	Investor B						Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,				Period June 28, 2004[1] to September 30, 2004
		2008	2007	2006	2005			2008	2007	2006	2005
Per Share Operating Performance
Net asset value, beginning of period	$9.99	$10.01	$9.97	$10.48	$10.51	$10.00	$10.04	$10.06	$10.01	$10.53	$10.55	$10.00

Net investment income (loss)[2]	(0.37)	0.61	0.30	0.40	0.38	(0.01)	(0.35)	0.68	0.31	0.43	0.36	(0.01)
Net realized and unrealized gain (loss)	0.65	(0.02)	0.09	(0.22)	0.09	0.53	0.63	(0.09)	0.09	(0.26)	0.12	0.56

Net increase from investment operations	0.28	0.59	0.39	0.18	0.47	0.52	0.28	0.59	0.40	0.17	0.48	0.55

Dividends and distributions from:
Net investment income	—	(0.57)	(0.32)	(0.56)	(0.40)	(0.01)	—	(0.57)	(0.32)	(0.56)	(0.40)	—
Net realized gain	(0.00)[3]	(0.04)	(0.03)	(0.13)	(0.10)	—	(0.00)[3]	(0.04)	(0.03)	(0.13)	(0.10)	—

Total dividends and distributions	(0.00)[3]	(0.61)	(0.35)	(0.69)	(0.50)	(0.01)	(0.00)[3]	(0.61)	(0.35)	(0.69)	(0.50)	—

Net asset value, end of period	$10.27	$9.99	$10.01	$9.97	$10.48	$10.51	$10.32	$10.04	$10.06	$10.01	$10.53	$10.55

Total Investment Return
Based on net asset value[4]	2.84%[5]	5.79%	4.05%	1.78%	4.62%	5.21%[5]	2.82%[5]	5.77%	4.03%	1.72%	4.70%	5.51%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.42%[6]	1.42%	1.41%	1.44%	1.44%	1.44%[6]	1.41%[6]	1.39%	1.41%	1.39%	1.42%	1.44%[6]

Total expenses after waivers, reimbursement and fees paid indirectly	1.45%[6]	1.45%	1.41%	1.44%	1.44%	1.44%[6]	1.44%[6]	1.43%	1.41%	1.39%	1.42%	1.44%[6]

Total expenses	1.74%[6]	1.79%	1.87%	1.96%	2.07%	3.73%[6]	1.70%[6]	1.75%	1.81%	1.89%	2.04%	3.73%[6]

Net investment income (loss)	(7.56)%[6]	5.78%	3.06%	3.98%	3.65%	3.15%[6]	(7.20)%[6]	6.38%	3.09%	4.25%	3.46%	3.15%[6]

Supplemental Data
Net assets, end of period (000)	$13,997	$14,529	$8,800	$2,110	$2,045	$61	$203,707	$152,298	$36,120	$4,619	$3,749	$6

Portfolio turnover	114%[7]	249%[8]	219%	235%	419%	96%	114%[7]	249%[8]	219%	235%	419%	96%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Total investment returns exclude the effects of sales charges.

5	Aggregate total investment return.

6	Annualized.

7	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 97%.

8	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

88	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Intermediate Government Bond Portfolio

	Institutional						Service
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.23	$10.15	$10.20	$10.45	$10.63	$10.32	$10.22	$10.14	$10.19	$10.44	$10.62

Net investment income[1]	0.18	0.43	0.45	0.42	0.39	0.38	0.16	0.39	0.42	0.39	0.36	0.35
Net realized and unrealized gain (loss)	0.30	0.12	0.08	(0.07)	(0.25)	(0.17)	0.31	0.13	0.08	(0.07)	(0.25)	(0.17)

Net increase from investment operations	0.48	0.55	0.53	0.35	0.14	0.21	0.47	0.52	0.50	0.32	0.11	0.18

Dividends and distributions from:
Net investment income	(0.20)	(0.45)	(0.45)	(0.40)	(0.26)	(0.39)	(0.18)	(0.42)	(0.42)	(0.37)	(0.24)	(0.36)
Tax return of capital	—	—	—	—	(0.08)	—	—	—	—	—	(0.07)	—
Net realized gain	(0.06)	—	—	—	(0.05)	—	(0.06)	—	—	—	(0.05)	—

Total dividends and distributions	(0.26)	(0.45)	(0.45)	(0.40)	(0.39)	(0.39)	(0.24)	(0.42)	(0.42)	(0.37)	(0.36)	(0.36)

Net asset value, end of period	$10.55	$10.33	$10.23	$10.15	$10.20	$10.45	$10.55	$10.32	$10.22	$10.14	$10.19	$10.44

Total Investment Return
Based on net asset value	4.62%[2]	5.44%	5.34%	3.48%	1.38%	2.01%	4.57%[2]	5.14%	5.03%	3.18%	1.08%	1.71%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.60%[3]	0.60%	0.60%	0.60%	0.60%	0.60%	0.89%[3]	0.88%	0.90%	0.90%	0.90%	0.86%

Total expenses after waivers, reimbursement and fees paid indirectly	0.62%[3]	0.79%	0.63%	0.60%	0.60%	0.60%	0.89%[3]	1.07%	0.93%	0.90%	0.90%	0.86%

Total expenses	0.71%[3]	0.89%	0.72%	0.77%	0.89%	0.84%	0.93%[3]	1.14%	1.06%	1.10%	1.14%	1.08%

Net investment income	3.41%[3]	4.14%	4.40%	4.14%	3.78%	3.62%	3.08%[3]	3.73%	4.09%	3.86%	3.48%	3.38%

Supplemental Data
Net assets, end of period (000)	$199,163	$209,968	$195,658	$190,154	$214,980	$236,212	$3,356	$775	$1,134	$831	$842	$1,235

Portfolio turnover	157%[4]	459%[5]	57%	92%	194%	200%	157%[4]	459%[5]	57%	92%	194%	200%

1	Based on average shares outstanding.

2	Aggregate total investment return.

3	Annualized.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

5	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	89

Financial Highlights (continued)	Intermediate Government Bond Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2009 (Unaudited)						Six Months Ended March 31, 2009 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.35	$10.25	$10.17	$10.23	$10.47	$10.65	$10.33	$10.23	$10.15	$10.20	$10.45	$10.62

Net investment income[1]	0.15	0.39	0.40	0.38	0.35	0.33	0.11	0.31	0.32	0.30	0.27	0.25
Net realized and unrealized gain (loss)	0.32	0.12	0.09	(0.09)	(0.24)	(0.17)	0.30	0.12	0.09	(0.07)	(0.24)	(0.16)

Net increase from investment operations	0.47	0.51	0.49	0.29	0.11	0.16	0.41	0.43	0.41	0.23	0.03	0.09

Dividends and distributions from:
Net investment income	(0.18)	(0.41)	(0.41)	(0.35)	(0.23)	(0.34)	(0.13)	(0.33)	(0.33)	(0.28)	(0.18)	(0.26)
Tax return of capital	—	—	—	—	(0.07)	—	—	—	—	—	(0.05)	—
Net realized gain	(0.06)	—	—	—	(0.05)	—	(0.06)	—	—	—	(0.05)	—

Total dividends and distributions	(0.24)	(0.41)	(0.41)	(0.35)	(0.35)	(0.34)	(0.19)	(0.33)	(0.33)	(0.28)	(0.28)	(0.26)

Net asset value, end of period	$10.58	$10.35	$10.25	$10.17	$10.23	$10.47	$10.55	$10.33	$10.23	$10.15	$10.20	$10.45

Total Investment Return
Based on net asset value[2]	4.50%[3]	5.00%	4.88%	2.96%	1.07%	1.54%	3.99%[3]	4.18%	4.08%	2.26%	0.22%	0.88%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.99%[4]	1.01%	1.04%	1.00%	0.99%	1.05%	1.82%[4]	1.81%	1.81%	1.79%	1.75%	1.80%

Total expenses after waivers, reimbursement and fees paid indirectly	1.00%[4]	1.19%	1.07%	1.00%	0.99%	1.05%	1.84%[4]	1.98%	1.84%	1.79%	1.75%	1.80%

Total expenses	1.04%[4]	1.25%	1.11%	1.19%	1.25%	1.33%	1.89%[4]	2.11%	1.97%	1.91%	1.90%	1.98%

Net investment income	2.96%[4]	3.72%	3.95%	3.74%	3.43%	3.17%	2.21%[4]	2.96%	3.19%	2.95%	2.69%	2.43%

Supplemental Data
Net assets, end of period (000)	$275,199	$244,461	$246,273	$285,303	$345,132	$43,500	$24,605	$24,552	$35,150	$51,314	$75,182	$10,533

Portfolio turnover	157%[5]	459%[6]	57%	92%	194%	200%	157%[5]	459%[6]	57%	92%	194%	200%

See Notes to Financial Statements.

90	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Intermediate Government Bond Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)
		Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.33	$10.24	$10.15	$10.21	$10.46	$10.63

Net investment income[1]	0.12	0.31	0.32	0.30	0.27	0.26
Net realized and unrealized gain (loss)	0.31	0.11	0.10	(0.08)	(0.24)	(0.17)

Net increase from investment operations	0.43	0.42	0.42	0.22	0.03	0.09

Dividends and distributions from:
Net investment income	(0.14)	(0.33)	(0.33)	(0.28)	(0.18)	(0.26)
Tax return of capital	—	—	—	—	(0.05)	—
Net realized gain	(0.06)	—	—	—	(0.05)	—

Total dividends and distributions	(0.20)	(0.33)	(0.33)	(0.28)	(0.28)	(0.26)

Net asset value, end of period	$10.56	$10.33	$10.24	$10.15	$10.21	$10.46

Total Investment Return
Based on net asset value[2]	4.14%[3]	4.08%	4.18%	2.16%	0.22%	0.88%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.70%[4]	1.79%	1.81%	1.79%	1.75%	1.80%

Total expenses after waivers, reimbursement and fees paid indirectly	1.71%[4]	1.98%	1.84%	1.79%	1.75%	1.80%

Total expenses	1.75%[4]	2.04%	1.90%	1.90%	1.90%	1.98%

Net investment income	2.29%[4]	2.93%	3.19%	2.96%	2.66%	2.45%

Supplemental Data
Net assets, end of period (000)	$63,371	$23,959	$13,114	$14,426	$20,154	$14,194

Portfolio turnover	157%[5]	459%[6]	57%	92%	194%	200%

1	Based on average shares outstanding.

2	Total investment returns exclude the effects of sales charges.

3	Aggregate total investment return.

4	Annualized.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 105%.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 174%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	91

Financial Highlights (continued)	Long Duration Bond Portfolio

	BlackRock		Institutional		Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Period October 19, 2007[1] to September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Period October 19, 2007[1] to September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Period October 19, 2007[1] to September 30, 2008
Per Share Operating Performance
Net asset value, beginning of period	$9.06	$10.00	$9.05	$10.00	$9.02	$10.00

Net investment income[2]	0.24	0.48	0.24	0.47	0.23	0.44
Net realized and unrealized gain (loss)	0.45	(0.95)	0.45	(0.95)	0.48	(0.98)

Net increase (decrease) from investment operations	0.69	(0.47)	0.69	(0.48)	0.71	(0.54)

Dividends and distributions from:
Net investment income	(0.24)	(0.47)	(0.23)	(0.47)	(0.22)	(0.44)
Net realized gain	(0.02)	—	(0.02)	—	(0.02)	—

Total dividends and distributions	(0.26)	(0.47)	(0.25)	(0.47)	(0.24)	(0.44)

Net asset value, end of period	$9.49	$9.06	$9.49	$9.05	$9.49	$9.02

Total Investment Return
Based on net asset value[3]	7.59%	(4.97)%	7.58%	(5.10)%	7.43%	(5.70)%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.40%[5]	0.40%[5]	0.43%[5]	0.42%[5]	0.69%[5]	0.73%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	0.40%[5]	0.53%[5]	0.43%[5]	0.53%[5]	0.69%[5]	0.81%[5]

Total expenses	0.68%[5]	1.01%[5]	0.69%[5]	0.96%[5]	0.95%[5]	1.26%[5]

Net investment income	5.15%[5]	5.11%[5]	5.17%[5]	4.96%[5]	4.90%[5]	4.59%[5]

Supplemental Data
Net assets, end of period (000)	$172,080	$146,251	$17,818	$20,277	$2,349	$391

Portfolio turnover	99%[6]	652%[7]	99%[6]	652%[7]	99%[6]	652%[7]

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 62%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 287%.

See Notes to Financial Statements.

92	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Managed Income Portfolio

	Institutional						Service
	Six Months Ended March 31, 2009 (Unaudited)						Six Months Ended March 31, 2009 (Unaudited)

		Year Ended September 30,						Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.19	$9.99	$9.99	$10.20	$10.41	$10.80	$9.19	$9.99	$9.99	$10.20	$10.41	$10.80

Net investment income[1]	0.26	0.49	0.45	0.44	0.46	0.47	0.25	0.47	0.42	0.41	0.43	0.44
Net realized and unrealized loss	(0.26)	(0.82)	(0.01)	(0.12)	(0.18)	(0.10)	(0.26)	(0.83)	(0.01)	(0.12)	(0.18)	(0.10)

Net increase (decrease) from investment operations	—	(0.33)	0.44	0.32	0.28	0.37	(0.01)	(0.36)	0.41	0.29	0.25	0.34

Dividends and distributions from:
Net investment income	(0.29)	(0.47)	(0.44)	(0.48)	(0.45)	(0.48)	(0.28)	(0.44)	(0.41)	(0.45)	(0.42)	(0.45)
Net realized gain	—	—	—	(0.05)	(0.04)	(0.28)	—	—	—	(0.05)	(0.04)	(0.28)

Total dividends and distributions	(0.29)	(0.47)	(0.44)	(0.53)	(0.49)	(0.76)	(0.28)	(0.44)	(0.41)	(0.50)	(0.46)	(0.73)

Net asset value, end of period	$8.90	$9.19	$9.99	$9.99	$10.20	$10.41	$8.90	$9.19	$9.99	$9.99	$10.20	$10.41

Total Investment Return
Based on net asset value	0.10%	(3.51)%	4.50%	3.24%	2.76%	3.60%	(0.05)%	(3.80)%	4.19%	2.93%	2.45%	3.29%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.65%[2]	0.65%	0.65%	0.65%	0.65%	0.65%	0.95%[2]	0.95%	0.94%	0.94%	0.95%	0.95%

Total expenses after waivers, reimbursement and fees paid indirectly	0.88%[2]	1.09%	0.68%	0.65%	0.65%	0.65%	1.17%[2]	1.39%	0.97%	0.94%	0.95%	0.95%

Total expenses	0.91%[2]	1.11%	0.69%	0.73%	0.83%	0.81%	1.21%[2]	1.40%	0.99%	0.98%	1.08%	1.11%

Net investment income	5.93%[2]	4.96%	4.47%	4.42%	4.45%	4.50%	5.63%[2]	4.67%	4.18%	4.12%	4.13%	4.21%

Supplemental Data
Net assets, end of period (000)	$322,952	$414,653	$514,469	$557,787	$587,061	$644,083	$153,404	$200,973	$214,593	$150,085	$81,337	$80,253

Portfolio turnover	230%[3]	906%[4]	256%	184%	252%	284%	230%[3]	906%[4]	256%	184%	252%	284%

1	Based on average shares outstanding.

2	Annualized.

3	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 102%.

4	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	93

Financial Highlights (continued)	Managed Income Portfolio

	Investor A						Investor B
	Six Months Ended March 31, 2009 (Unaudited)						Six Months Ended March 31, 2009 (Unaudited)
		Year Ended September 30,						Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.19	$9.99	$10.00	$10.21	$10.41	$10.80	$9.20	$9.99	$10.00	$10.21	$10.41	$10.80

Net investment income[1]	0.25	0.46	0.41	0.41	0.42	0.42	0.21	0.38	0.33	0.32	0.35	0.35
Net realized and unrealized loss	(0.26)	(0.82)	(0.02)	(0.12)	(0.17)	(0.10)	(0.27)	(0.81)	(0.01)	(0.12)	(0.17)	(0.11)

Net increase (decrease) from investment operations	(0.01)	(0.36)	0.39	0.29	0.25	0.32	(0.06)	(0.43)	0.32	0.20	0.18	0.24

Dividends and distributions from:
Net investment income	(0.28)	(0.44)	(0.40)	(0.45)	(0.41)	(0.43)	(0.24)	(0.36)	(0.33)	(0.36)	(0.34)	(0.35)
Net realized gain	—	—	—	(0.05)	(0.04)	(0.28)	—	—	—	(0.05)	(0.04)	(0.28)

Total dividends and distributions	(0.28)	(0.44)	(0.40)	(0.50)	(0.45)	(0.71)	(0.24)	(0.36)	(0.33)	(0.41)	(0.38)	(0.63)

Net asset value, end of period	$8.90	$9.19	$9.99	$10.00	$10.21	$10.41	$8.90	$9.20	$9.99	$10.00	$10.21	$10.41

Total Investment Return
Based on net asset value[2]	(0.08)%	(3.86)%	4.03%	2.86%	2.45%	3.13%	(0.61)%	(4.53)%	3.24%	1.91%	1.69%	2.36%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.02%[3]	1.01%	1.00%	1.01%	1.05%	1.10%	1.87%[3]	1.82%	1.77%	1.85%	1.80%	1.85%

Total expenses after waivers, reimbursement and fees paid indirectly	1.24%[3]	1.45%	1.03%	1.01%	1.05%	1.10%	2.10%[3]	2.26%	1.80%	1.85%	1.80%	1.85%

Total expenses	1.25%[3]	1.45%	1.03%	1.13%	1.18%	1.30%	2.15%[3]	2.26%	1.80%	1.88%	1.84%	1.95%

Net investment income	5.58%[3]	4.60%	4.12%	4.07%	4.06%	4.06%	4.73%[3]	3.77%	3.38%	3.24%	3.34%	3.31%

Supplemental Data
Net assets, end of period (000)	$18,012	$18,309	$21,155	$23,921	$29,462	$35,462	$1,643	$2,198	$3,890	$5,127	$6,625	$9,136

Portfolio turnover	230%[4]	906%[5]	256%	184%	252%	284%	230%[4]	906%[5]	256%	184%	252%	284%

See Notes to Financial Statements.

94	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (concluded)	Managed Income Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)
		Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.18	$9.97	$9.97	$10.18	$10.38	$10.78

Net investment income[1]	0.21	0.38	0.33	0.33	0.34	0.35
Net realized and unrealized loss	(0.27)	(0.81)	(0.01)	(0.12)	(0.16)	(0.12)

Net increase (decrease) from investment operations	(0.06)	(0.43)	0.32	0.21	0.18	0.23

Dividends and distributions from:
Net investment income	(0.24)	(0.36)	(0.32)	(0.37)	(0.34)	(0.35)
Net realized gain	—	—	—	(0.05)	(0.04)	(0.28)

Total dividends and distributions	(0.24)	(0.36)	(0.32)	(0.42)	(0.38)	(0.63)

Net asset value, end of period	$8.88	$9.18	$9.97	$9.97	$10.18	$10.38

Total Investment Return
Based on net asset value[2]	(0.59)%	(4.56)%	3.32%	2.07%	1.69%	2.26%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.82%[3]	1.84%	1.81%	1.78%	1.79%	1.84%

Total expenses after waivers, reimbursement and fees paid indirectly	2.02%[3]	2.27%	1.84%	1.78%	1.79%	1.84%

Total expenses	2.03%[3]	2.28%	1.89%	1.80%	1.83%	1.95%

Net investment income	4.80%[3]	3.81%	3.35%	3.32%	3.27%	3.34%

Supplemental Data
Net assets, end of period (000)	$4,468	$2,306	$2,241	$1,144	$1,187	$870

Portfolio turnover	230%[4]	906%[5]	256%	184%	252%	284%

1	Based on average shares outstanding.

2	Total investment returns exclude the effects of sales charges.

3	Annualized.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 102%.

5	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 241%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	95

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2009, the Fund had 34 registered portfolios, of which the BlackRock Bond Portfolio (“Bond”), formerly known as BlackRock Intermediate Bond II Portfolio, BlackRock Enhanced Income Portfolio (“Enhanced Income”), BlackRock GNMA Portfolio (“GNMA”), BlackRock Inflation Protected Bond Portfolio (“Inflation Protected Bond”), BlackRock Intermediate Government Bond Portfolio (“Intermediate Government Bond”), BlackRock Long Duration Bond Portfolio (“Long Duration Bond”) and BlackRock Managed Income Portfolio (“Managed Income”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B and Investor C Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

Fund Reorganization:

The Fund’s Board of Trustees (the “Board”) and shareholders of the below BlackRock Fund approved a reorganization with a similarly-managed BlackRock Portfolio (the “Reorganization”), as indicated below. The Reorganization was a tax-free event and took place on October 29, 2007.

Target Fund	Acquiring Portfolio
The GNMA Fund Investment Accumulation Program, Inc.	BlackRock GNMA Portfolio

Under the agreement and plan of reorganization with respect to the Reorganization, The GNMA Fund Investment Accumulation Program, Inc. (“GNMA IAP”) shares were exchanged for GNMA Institutional Shares. The conversion ratio was 2.14043190.

The net assets before and after the Reorganization and shares issued and redeemed in the Reorganization were as follows:

BlackRock Portfolios	Net Assets Combined After Reorganization as of October 29, 2007	Net Assets Prior to Reorganization as of October 29, 2007	Portfolio’s Shares Issued	Fund’s Shares Redeemed
GNMA	$292,222,052	$181,236,851	11,624,184	5,430,403

Included in the net assets from the BlackRock Fund were the following components:

BlackRock Funds	Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Realized Loss	Net Unrealized Depreciation	Net Assets
GNMA IAP	$111,850,878	$29,902	$(403,957)	$(491,622)	$110,985,201

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Board. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolios’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there is no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior’s day’s price no longer reflects the fair value of the security. Short-term securities may be valued at amortized cost.

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Notes to Financial Statements (continued)

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to both increase the return of the Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security or if the counterparty does not perform under the contract.

•

Financial Futures Contracts – The Portfolios may purchase or sell financial or index futures contracts and options on financial futures contracts for investment purposes or to manage their interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Forward Currency Contracts – A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

•

Options – The Portfolios may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid).

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Notes to Financial Statements (continued)

When the Portfolio writes a call option, such option is “covered”, meaning that the Portfolio holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Portfolios bear the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in a Portfolio purchasing a security at a price different from the current market value. The Portfolio may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Portfolio to the risk of default by the counterparty to the transaction.

•

Swaps – The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Interest Rate Swaps – The Portfolios may enter into interest rate swaps for investment purposes or to manage their interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Credit Default Swaps – The Portfolios may enter into credit default swaps for investment purposes or to manage their credit risk. The Portfolios enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g. bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). A Portfolio may either buy or sell (write) credit default swaps. As a buyer, the Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Portfolio may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

Swaptions – Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity

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Notes to Financial Statements (continued)

of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”), are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury. The Portfolios invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities. Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolios may not fully recoup their initial investments in IO’s.

Stripped Mortgage Backed Securities: The Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: The Portfolios may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the

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Notes to Financial Statements (continued)

securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Inflation-Indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Portfolios may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolios, and the income from these investments will generate income for the Portfolios. The Portfolios will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolios is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitutes a borrowing (not treated as purchase and sales) and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Zero-Coupon Bonds: The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., TBA’s beyond normal settlement, extended settlements, options, reverse repurchase agreements, swaps, written swaptions, written options, forward foreign currency contracts, financial futures contracts) or certain borrowings (e.g. reverse repurchase agreements), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Portfolios may also be required to deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are

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Notes to Financial Statements (continued)

determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of the Portfolios are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s US federal income tax returns remains open for each of the four years ended September 30, 2008. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each Portfolio’s financial statement disclosures is currently being assessed.

Bank Overdraft: As of March 31, 2009, Bond recorded a bank overdraft resulting from the estimation of available cash. The overdrafts resulted in fees being charged by the custodian which are included on the Statements of Operations as custodian expenses.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

	Each Portfolio Except the Enhanced Income, Inflation Protected Bond & GNMA	GNMA	Inflation Protected Bond
Average Daily Net Assets	Investment Advisory Fee	Investment Advisory Fee	Investment Advisory Fee
First $1 Billion	.500%	.550%	.400%
$1 Billion – $2 Billion	.450	.500	.375
$2 Billion – $3 Billion	.425	.475	.350
Greater Than $3 Billion	.400	.450	.325

Enhanced Income pays an advisory fee at an annual rate of 0.40% of average daily net assets.

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, pursuant to which BFM serves as sub-advisor for all of the Portfolios. The Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Advisor.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2010, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Bond	Enhanced Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	0.45%	0.30%	0.45%	0.30%	NA	0.40%	NA
Institutional	0.60%	0.40%	0.60%	0.40%	0.60%	0.55%	0.65%
Service	0.90%	0.75%	0.90%	0.75%	0.90%	NA	0.95%
Investor A	0.95%	0.80%	1.07%	0.85%	1.07%	0.90%	1.12%
Investor B	1.70%	NA	1.82%	1.60%	1.82%	NA	1.87%
Investor C	1.70%	NA	1.82%	1.60%	1.82%	NA	1.87%

SEMI-ANNUAL REPORT	MARCH 31, 2009	101

Notes to Financial Statements (continued)

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. The Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

	Merrill Lynch	Other Affiliates
	Period October 1, 2008 to December 31, 2008	Six Months Ended March 31, 2009
Bond	$—	$23,560
Enhanced Income	—	37
GNMA	—	25,990
Inflation Protected Bond	—	58,490
Intermediate Government Bond	252	24,971
Long Duration Bond	—	35
Managed Income	—	37

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Fund, on behalf of the Portfolios, has entered into a separate Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BIL”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	NA
Investor A	0.25%	NA
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%

For the six months ended March 31, 2009, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Bond	$39,432
Enhanced Income	94
GNMA	138,071
Inflation Protected Bond	158,367
Intermediate Government Bond	124,044
Long Duration Bond	273
Managed Income	212,442

102	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

The Advisor maintains a call center which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2009, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Share Classes	Bond	Enhanced Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$1,789	$—	$67	$110	$—	$328	$—
Institutional	2,165	51	25,337	829	—	64	1,380
Service	3,069	—	185	612	24	—	1,179
Investor A	2,530	66	1,836	7,166	12,156	5	551
Investor B	414	—	820	527	—	—	120
Investor C	552	—	887	2,683	743	—	60

Total	$10,519	$117	$29,132	$11,927	$12,923	$397	$3,290

For the six months ended March 31, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Bond	Enhanced Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$25,012	$489	$75	$1,870	$—	$21,555	$—
Institutional	49,783	2,466	51,535	16,095	25,925	2,260	44,915
Service	25,911	9	2,521	1,331	276	—	19,519
Investor A	6,599	230	19,027	27,861	32,234	134	2,207
Investor B	672	—	2,340	1,791	3,178	—	227
Investor C	3,405	—	19,135	20,013	6,083	—	364

Total	$111,382	$3,194	$94,633	$68,961	$67,696	$23,949	$67,232

	Administration Fees Waived
Share Classes	Bond	Enhanced Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$24,302	$480	$72	$1,756	$—	$21,511	$—
Institutional	—	—	50,591	2,095	25,925	—	41,490
Service	447	1	—	3	14	—	17,501
Investor A	77	—	—	17,245	—	—	—
Investor B	75	—	—	1,590	887	—	204
Investor C	—	—	—	9,177	—	—	7

Total	$24,901	$481	$50,663	$31,866	$26,826	$21,511	$59,202

	Service and Distribution Fees
Share Classes	Bond	Enhanced Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
Service	$259,111	$84	$25,311	$13,324	$2,756	$—	$195,188
Investor A	65,907	2,309	190,143	278,497	318,334	1,345	22,038
Investor B	26,881	—	93,020	71,704	126,988	—	9,031
Investor C	136,150	—	765,188	801,285	243,231	—	14,537

Total	$488,049	$2,393	$1,073,662	$1,164,810	$691,309	$1,345	$240,794

SEMI-ANNUAL REPORT	MARCH 31, 2009	103

Notes to Financial Statements (continued)

	Transfer Agent Fees
Share Classes	Bond	Enhanced Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$63	$4	$48	$521	$—	$373	$—
Institutional	38,730	224	105,344	28,887	21,568	246	9,019
Service	121,713	29	3,895	3,593	187	—	41,684
Investor A	37,978	855	41,839	136,897	149,583	116	8,419
Investor B	5,443	—	9,669	9,856	24,785	—	2,211
Investor C	12,334	—	41,559	92,191	18,827	—	2,245

Total	$216,261	$1,112	$202,354	$271,945	$214,950	$735	$63,578

	Transfer Agent Fees Waived
Share Classes	Bond	Inflation Protected Bond	Long Duration Bond	Managed Income Fund
BlackRock	$—	$47	$316	$—
Institutional	—	2	—	991
Service	28	—	—	894
Investor A	—	2,443	—	—
Investor B	4	195	—	103
Investor C	—	366	—	1

Total	$32	$3,053	$316	$1,989

	Transfer Agent Fees Reimbursed
Share Classes	Bond	Enhanced Income	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
BlackRock	$32	$4	$48	$62	$—	$40	$—
Institutional	—	—	40,994	325	21,505	—	6,374
Service	167	—	—	—	—	—	3,391
Investor A	—	—	—	5,373	—	—	—
Investor B	27	—	—	795	41	—	142
Investor C	—	—	—	1,314	—	—	3

Total	$226	$4	$41,042	$7,869	$21,546	$40	$9,910

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At March 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2010	2011	2012
Bond	$1,153,520	$1,214,208	$165,973
Enhanced Income	151,856	149,334	20,499
GNMA	425,882	1,134,766	178,766
Inflation Protected Bond	310,871	1,049,588	273,576
Intermediate Government Bond	261,075	246,117	18,158
Long Duration Bond	76,977	465,009	85,481
Managed Income	116,101	158,702	33,391

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2009:

Bond	$1,296,977
Enhanced Income	166,825
GNMA	220,588
Inflation Protected Bond	187,402
Managed Income	102,081

For the six months ended March 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

Bond	$24,949
GNMA	371,409
Enhanced Income	46
Inflation Protected Bond	175,471
Intermediate Government Bond	52,899
Managed Income	8,103

104	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

For the six months ended March 31, 2009, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, B, and C Shares:

Share Classes	Bond	GNMA	Inflation Protected Bond	Intermediate Government Bond	Long Duration Bond	Managed Income
Investor A	$7,173	$14,149	$1,881	$5,011	$666	$714
Investor B	6,438	16,841	17,874	23,292	—	3,166
Investor C	8,056	82,523	109,817	17,875	—	2,732

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the six months ended March 31, 2009, was as follows which is included in interest—affiliated on the Statements of Operations:

Bond	$74
Enhanced Income	3
GNMA	310
Inflation Protected Bond	275

Intermediate Government Bond	$367
Long Duration Bond	1
Managed Income	21

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the six months ended March 31, 2009, purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions), excluding short-term securities and US government securities were as follows:

	Purchases	Sales
Bond	$609,087,293	$589,347,553
Enhanced Income	7,817,539	7,296,670
GNMA	6,719,320,332	5,777,433,092
Inflation Protected Bond	215,978,237	279,212,788
Intermediate Government Bond	419,250,484	343,899,596
Long Duration Bond	127,211,497	99,597,657
Managed Income	1,511,904,225	1,740,944,307

For the six months ended March 31, 2009, purchases and sales of US government securities were as follows:

	Purchases	Sales
Bond	$322,017,260	$278,593,891
Enhanced Income	629,169	245,627
GNMA	1,674,247,514	1,675,062,911
Inflation Protected Bond	722,001,876	384,832,733
Intermediate Government Bond	430,030,825	449,799,621
Long Duration Bond	64,357,171	70,582,496
Managed Income	113,790,364	109,384,268

For the six months ended March 31, 2009, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
Bond	$552,667,039	$552,512,961
GNMA	4,496,836,762	4,500,810,231
Inflation Protected Bond	99,640,996	99,716,113
Intermediate Government Bond	260,682,742	260,525,926
Long Duration Bond	63,520,865	63,489,742
Managed Income	903,481,367	904,386,588

Written option transactions during the six months ended March 31, 2009 are summarized as follows:

	Bond		Enhanced Income
	Contracts	Premium	Contracts	Premium
Balance at 9/30/08	(40,010)	$(11,787,858)	(173)	$(10,501)
Written	(17,920)	(8,395,560)	(157)	(10,579)
Expired	16,490	1,384,198	173	10,501
Closed	13,800	6,709,880	—	—

Balance at 3/31/09	(27,640)	$(12,089,340)	(157)	$(10,579)

SEMI-ANNUAL REPORT	MARCH 31, 2009	105

Notes to Financial Statements (continued)

	GNMA		Inflation Protected Bond
	Contracts	Premium	Contracts	Premium
Balance at 9/30/08	(800)	$(382,000)	(11,320)	$(2,577,751)
Written	(8,190)	(3,857,000)	(5,935)	(3,134,665)
Expired	—	—	7,160	1,244,566
Closed	—	—	2,380	741,575

Balance at 3/31/09	(8,990)	$(4,239,000)	(7,715)	$(3,726,275)

	Intermediate Government Bond
	Contracts	Premium
Balance at 9/30/08	(21,570)	$(6,207,633)
Written	(8,950)	(4,533,260)
Expired	8,190	637,533
Closed	8,880	3,979,410

Balance at 3/31/09	(13,450)	$(6,123,950)

	Long Duration Bond		Managed Income
	Contracts	Premium	Contracts	Premium
Balance at 9/30/08	(950)	$(281,095)	(35,780)	$(10,589,960)
Written	(860)	(417,740)	(9,730)	(4,893,760)
Expired	450	37,095	11,840	929,220
Closed	—	—	14,580	6,378,890

Balance at 3/31/09	(1,360)	$(661,740)	(19,090)	$(8,175,610)

4. Average Borrowings:

For the six months ended March 31, 2009, the average borrowings and the daily weighted average interest rate were as follows:

Portfolios	Average Borrowings	Daily Weighted Average Interest Rate
Bond	$16,942,098	2.76%
GNMA	16,355,125	0.57%
Inflation Protected	27,335,730	1.75%
Intermediate Government Bond	11,706,919	3.73%
Long Duration Bond	11,050	4.50%
Managed Income	78,840,502	1.43%

5. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted on month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the periods ended March 31, 2009 or September 30, 2008.

6. Capital Loss Carryforward:

As of September 30, 2008, capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
Portfolios	2011	2012	2013	2014	2015	2016	Total
Enhanced Income	$—	$240,751	$71,246	$91,650	$269,220	$347,784	$1,020,651
GNMA	—	—	712,028	3,180,490	2,160,349	—	6,052,867
Intermediate Government Bond	263,733	34,783	—	—	—	—	298,516
Managed Income	—	—	—	—	4,208,497	—	4,208,497

106	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

7. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuers of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

8. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,328,119	$11,663,699	6,941,989	$64,854,253
Shares issued in reinvestment of dividends	351,927	3,049,046	698,115	6,493,267

Total issued	1,680,046	14,712,745	7,640,104	71,347,520
Shares redeemed	(5,215,091)	(44,929,561)	(10,889,387)	(100,348,052)

Net decrease	(3,535,045)	$(30,216,816)	(3,249,283)	$(29,000,532)

Institutional
Shares sold	19,294,335	$169,009,958	16,948,161	$158,565,590
Shares issued in reinvestment of dividends	394,536	3,422,986	648,157	6,021,248

Total issued	19,688,871	172,432,944	17,596,318	164,586,838
Shares redeemed	(9,688,700)	(83,857,842)	(8,477,875)	(78,977,301)

Net increase	10,000,171	$88,575,102	9,118,443	$85,609,537

Service
Shares sold	2,949,028	$25,578,511	5,561,241	$51,949,878
Shares issued in reinvestment of dividends	648,707	5,623,051	1,250,575	11,630,636

Total issued	3,597,735	31,201,562	6,811,816	63,580,514
Shares redeemed	(9,533,866)	(82,976,105)	(7,615,244)	(70,990,323)

Net decrease	(5,936,131)	$(51,774,543)	(803,428)	$(7,409,809)

Investor A
Shares sold	4,198,767	$36,706,310	4,707,819	$44,081,629
Shares issued in reinvestment of dividends	139,618	1,211,221	174,476	1,617,355

Total issued	4,338,385	37,917,531	4,882,295	45,698,984
Shares redeemed	(1,996,203)	(17,283,821)	(2,645,200)	(24,580,592)

Net increase	2,342,182	$20,633,710	2,237,095	$21,118,392

Investor B
Shares sold	181,277	$1,579,539	161,662	$1,498,231
Shares issued in reinvestment of dividends	11,465	99,447	18,401	168,309

Total issued	192,742	1,678,986	180,063	1,666,540
Shares redeemed	(182,360)	(1,582,061)	(202,971)	(1,893,640)

Net increase (decrease)	10,382	$96,925	(22,908)	$(227,100)

SEMI-ANNUAL REPORT	MARCH 31, 2009	107

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Bond (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	3,062,548	$26,731,954	1,588,332	$14,733,187
Shares issued in reinvestment of dividends	62,644	547,232	46,619	420,843

Total issued	3,125,192	27,279,186	1,634,951	15,154,030
Shares redeemed	(578,729)	(5,022,316)	(363,661)	(3,370,133)

Net increase	2,546,463	$22,256,870	1,271,290	$11,783,897

Enhanced Income
BlackRock
Shares sold	240	$2,000	—	$—
Shares issued in reinvestment of dividends	7,533	63,368	20,414	193,285

Total issued	7,773	65,368	20,414	193,285
Shares redeemed	—	—	(1,620,225)	(15,823,122)

Net increase (decrease)	7,773	$65,368	(1,599,811)	$(15,629,837)

Institutional
Shares sold	1,416,639	$11,748,517	2,060,672	$19,709,835
Shares issued in reinvestment of dividends	127	1,066	137	1,276

Total issued	1,416,766	11,749,583	2,060,809	19,711,111
Shares redeemed	(1,007,504)	(8,495,088)	(2,000,973)	(19,015,008)

Net increase	409,262	$3,254,495	59,836	$696,103

Service
Shares sold	32,388	$267,200	2,490	$24,006
Shares issued in reinvestment of dividends	70	575	190	1,770

Total issued	32,458	267,775	2,680	25,776
Shares redeemed	(31,782)	(260,929)	(2,490)	(23,901)

Net increase	676	$6,846	190	$1,875

Investor A
Shares sold	45,788	$383,313	276,029	$2,583,524
Shares issued in reinvestment of dividends	3,034	25,473	3,299	30,272

Total issued	48,822	408,786	279,328	2,613,796
Shares redeemed	(22,927)	(195,770)	(68,895)	(628,234)

Net increase	25,895	$213,016	210,433	$1,985,562

GNMA
BlackRock
Shares sold	64,851	$650,053	70,598	$691,527
Shares issued in reinvestment of dividends	887	8,854	19,051	183,581

Total issued	65,738	658,907	89,649	875,108
Shares redeemed	(9,053)	(91,161)	(1,341,948)	(13,180,596)

Net increase (decrease)	56,685	$567,746	(1,252,299)	$(12,305,488)

108	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
GNMA (concluded)	Shares	Amount	Shares	Amount
Institutional
Shares issued from the reorganization	—	$—	11,624,184	$110,985,201
Shares sold	34,416,716	343,068,573	6,899,117	67,148,113
Shares issued in reinvestment of dividends	449,000	4,497,017	505,608	4,935,473

Total issued	34,865,716	347,565,590	19,028,909	183,068,787
Shares redeemed	(6,652,971)	(66,532,520)	(3,591,318)	(34,908,953)

Net increase	28,212,745	$281,033,070	15,437,591	$148,159,834

Service
Shares sold	1,455,087	$14,571,558	1,332,657	$12,991,461
Shares issued in reinvestment of dividends	35,913	358,684	50,245	488,999

Total issued	1,491,000	14,930,242	1,382,902	13,480,460
Shares redeemed	(478,214)	(4,764,070)	(517,771)	(5,042,891)

Net increase	1,012,786	$10,166,172	865,131	$8,437,569

Investor A
Shares sold	24,469,457	$245,065,608	5,760,348	$56,496,050
Shares issued in reinvestment of dividends	227,645	2,294,856	86,998	850,354

Total issued	24,697,102	247,360,464	5,847,346	57,346,404
Shares redeemed	(4,668,383)	(46,682,260)	(1,066,104)	(10,395,005)

Net increase	20,028,719	$200,678,204	4,781,242	$46,951,399

Investor B
Shares sold	1,951,061	$19,394,919	255,340	$2,497,178
Shares issued in reinvestment of dividends	21,059	210,883	32,120	313,169

Total issued	1,972,120	19,605,802	287,460	2,810,347
Shares redeemed	(580,414)	(5,817,198)	(375,489)	(3,655,494)

Net increase (decrease)	1,391,706	$13,788,604	(88,029)	$(845,147)

Investor C
Shares sold	26,302,414	$262,497,643	3,144,936	$30,761,693
Shares issued in reinvestment of dividends	177,098	1,778,430	48,378	471,245

Total issued	26,479,512	264,276,073	3,193,314	31,232,938
Shares redeemed	(2,501,732)	(24,963,558)	(488,448)	(4,740,845)

Net increase	23,977,780	$239,312,515	2,704,866	$26,492,093

Inflation Protected Bond
BlackRock
Shares sold	2,542,075	$24,920,081	1,130,967	$11,754,943
Shares issued in reinvestment of dividends	4,547	42,785	58,305	603,204

Total issued	2,546,622	24,962,866	1,189,272	12,358,147
Shares redeemed	(935,086)	(9,028,399)	(109,401)	(1,139,171)

Net increase	1,611,536	$15,934,467	1,079,871	$11,218,976

SEMI-ANNUAL REPORT	MARCH 31, 2009	109

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Inflation Protected Bond Portfolio (concluded)	Shares	Amount	Shares	Amount
Institutional
Shares sold	11,187,146	$111,963,001	8,105,958	$86,119,071
Shares issued in reinvestment of dividends	17,692	169,848	190,420	2,006,348

Total issued	11,204,838	112,132,849	8,296,378	88,125,419
Shares redeemed	(2,379,350)	(23,243,921)	(1,961,801)	(20,887,893)

Net increase	8,825,488	$88,888,928	6,334,577	$67,237,526

Service
Shares sold	1,504,305	$15,217,636	1,427,085	$15,279,183
Shares issued in reinvestment of dividends	849	8,184	16,256	171,103

Total issued	1,505,154	15,225,820	1,443,341	15,450,286
Shares redeemed	(523,304)	(5,073,983)	(521,851)	(5,565,305)

Net increase	981,850	$10,151,837	921,490	$9,884,981

Investor A
Shares sold	28,347,621	$280,039,496	22,482,202	$238,595,349
Shares issued in reinvestment of dividends	45,749	435,942	627,119	6,551,650

Total issued	28,393,370	280,475,438	23,109,321	245,146,999
Shares redeemed	(10,558,774)	(102,283,624)	(3,748,689)	(39,444,908)

Net increase	17,834,596	$178,191,814	19,360,632	$205,702,091

Investor B
Shares sold	374,955	$3,678,113	791,428	$8,335,184
Shares issued in reinvestment of dividends	379	3,577	47,567	499,287

Total issued	375,334	3,681,690	838,995	8,834,471
Shares redeemed	(467,287)	(4,530,054)	(263,249)	(2,763,924)

Net increase (decrease)	(91,953)	$(848,364)	575,746	$6,070,547

Investor C
Shares sold	8,870,059	$88,039,382	12,751,094	$135,466,119
Shares issued in reinvestment of dividends	4,077	38,565	409,792	4,311,498

Total issued	8,874,136	88,077,947	13,160,886	139,777,617
Shares redeemed	(4,315,095)	(42,118,480)	(1,576,252)	(16,597,269)

Net increase	4,559,041	$45,959,467	11,584,634	$123,180,348

Intermediate Government Bond
Institutional
Shares sold	3,139,461	$32,640,733	5,243,578	$54,905,514
Shares issued in reinvestment of dividends	121,997	1,269,353	187,050	1,955,422

Total issued	3,261,458	33,910,086	5,430,628	56,860,936
Shares redeemed	(4,723,166)	(49,108,310)	(4,224,167)	(44,207,196)

Net increase (decrease)	(1,461,708)	$(15,198,224)	1,206,461	$12,653,740

110	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Intermediate Government Bond (concluded)	Shares	Amount	Shares	Amount
Service
Shares sold	295,158	$3,074,394	351,733	$3,657,419
Shares issued in reinvestment of dividends	4,062	42,379	2,367	24,777

Total issued	299,220	3,116,773	354,100	3,682,196
Shares redeemed	(56,115)	(587,173)	(389,960)	(4,071,928)

Net increase (decrease)	243,105	$2,529,600	(35,860)	$(389,732)

Investor A
Shares sold	5,502,291	$57,324,665	3,483,017	$36,531,202
Shares issued in reinvestment of dividends	423,639	4,420,249	696,179	7,294,891

Total issued	5,925,930	61,744,914	4,179,196	43,826,093
Shares redeemed	(3,529,713)	(36,783,951)	(4,579,469)	(47,917,391)

Net increase (decrease)	2,396,217	$24,960,963	(400,273)	$(4,091,298)

Investor B
Shares sold	861,198	$8,933,389	295,255	$3,090,064
Shares issued in reinvestment of dividends	36,563	380,811	73,082	764,317

Total issued	897,761	9,314,200	368,337	3,854,381
Shares redeemed	(943,909)	(9,810,693)	(1,426,965)	(14,922,703)

Net decrease	(46,148)	$(496,493)	(1,058,628)	$(11,068,322)

Investor C
Shares sold	4,819,342	$50,058,317	1,594,707	$16,672,807
Shares issued in reinvestment of dividends	73,857	770,518	37,008	387,310

Total issued	4,893,199	50,828,835	1,631,715	17,060,117
Shares redeemed	(1,211,756)	(12,605,110)	(594,249)	(6,214,181)

Net increase	3,681,443	$38,223,725	1,037,466	$10,845,936

Long Duration
BlackRock
Shares sold	3,762,982	$31,991,698	17,297,487	$167,892,663
Shares issued in reinvestment of dividends	491,841	4,651,203	355,244	3,425,127

Total issued	4,254,823	36,642,901	17,652,731	171,317,790
Shares redeemed	(2,277,362)	(21,049,659)	(1,502,355)	(14,300,000)

Net increase	1,977,461	$15,593,242	16,150,376	$157,017,790

Institutional
Shares sold	67,242	$656,123	2,160,039	$21,347,075
Shares issued in reinvestment of dividends	50,712	476,421	84,602	822,902

Total issued	117,954	1,132,544	2,244,641	22,169,977
Shares redeemed	(479,865)	(4,236,733)	(4,993)	(48,420)

Net increase (decrease)	(361,911)	$(3,104,189)	2,239,648	$22,121,557

SEMI-ANNUAL REPORT	MARCH 31, 2009	111

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Long Duration (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	227,875	$2,222,375	83,031	$805,447
Shares issued in reinvestment of dividends	2,745	25,950	425	4,034

Total issued	230,620	2,248,325	83,456	809,481
Shares redeemed	(26,504)	(252,586)	(40,083)	(382,299)

Net increase	204,116	$1,995,739	43,373	$427,182

Managed Income
Institutional
Shares sold	892,297	$7,910,258	2,551,293	$25,558,592
Shares issued in reinvestment of dividends	51,338	454,780	76,838	762,681

Total issued	943,635	8,365,038	2,628,131	26,321,273
Shares redeemed	(9,755,682)	(86,544,470)	(9,008,572)	(89,644,424)

Net decrease	(8,812,047)	$(78,179,432)	(6,380,441)	$(63,323,151)

Service
Shares sold	2,636,654	$23,457,866	6,377,306	$63,851,023
Shares issued in reinvestment of dividends	503,435	4,458,220	938,976	9,321,141

Total issued	3,140,089	27,916,086	7,316,282	73,172,164
Shares redeemed	(7,764,229)	(69,349,076)	(6,928,681)	(68,667,993)

Net increase (decrease)	(4,624,140)	$(41,432,990)	387,601	$4,504,171

Investor A
Shares sold	399,316	$3,565,839	528,239	$5,303,902
Shares issued in reinvestment of dividends	54,907	486,380	85,118	846,233

Total issued	454,223	4,052,219	613,357	6,150,135
Shares redeemed	(421,526)	(3,749,594)	(738,735)	(7,329,978)

Net increase (decrease)	32,697	$302,625	(125,378)	$(1,179,843)

Investor B
Shares sold	36,797	$325,161	148,476	$1,495,880
Shares issued in reinvestment of dividends	4,565	40,451	9,432	93,983

Total issued	41,362	365,612	157,908	1,589,863
Shares redeemed	(95,808)	(855,215)	(308,134)	(3,099,588)

Net decrease	(54,446)	$(489,603)	(150,226)	$(1,509,725)

Investor C
Shares sold	316,128	$2,788,108	129,455	$1,277,425
Shares issued in reinvestment of dividends	6,604	58,416	7,397	73,205

Total issued	322,732	2,846,524	136,852	1,350,630
Shares redeemed	(70,602)	(626,141)	(110,447)	(1,074,856)

Net increase	252,130	$2,220,383	26,405	$275,774

112	SEMI-ANNUAL REPORT	MARCH 31, 2009

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

Jean Margo Reid, Trustee

David H. Walsh, Trustee

Richard R. West, Member of the Audit Committee and Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

SEMI-ANNUAL REPORT	MARCH 31, 2009	113

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are avail able on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

114	SEMI-ANNUAL REPORT	MARCH 31, 2009

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST Monday through Friday to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b) Plans.

SEMI-ANNUAL REPORT	MARCH 31, 2009	115

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Healthcare Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Growth Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Fund II
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Index Fund
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Value Equity Portfolio*
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock S&P 500 Index Fund
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Value Opportunities Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio		BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

116	SEMI-ANNUAL REPORT	MARCH 31, 2009

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE1-3/09-SAR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds II
SEMI-ANNUAL REPORT | MARCH 31, 2009 (UNAUDITED)

BlackRock Government Income Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Low Duration Portfolio

BlackRock Total Return Portfolio II

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	MARCH 31, 2009

A Letter to Shareholders

The past 12 months have been a period investors would like to forget, but instead will vividly remember, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted the downfalls of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The economic data generally deteriorated throughout the reporting period. US gross domestic product (“GDP”) contracted at an annual rate of 6.3% in the fourth quarter of 2008, and economic activity appears on pace to be negative in the first quarter of 2009 as well. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and ailing financial system. In addition to slashing the federal funds target rate from 3.0% to a record low range of 0% to 0.25%, the central bank provided enormous cash infusions and radically expanded its balance sheet through a range of lending and acquisition programs.

Against this backdrop, US equities contended with high levels of volatility and posted steep losses, notwithstanding a powerful rally in the final month of the reporting period. International markets also experienced sharp downturns, with some regions declining as much or more than the United States. Risk aversion remained the dominant theme in fixed income markets, as investors sought out the haven of Treasury issues at the expense of virtually all other asset classes. High yield issues, in particular, faced unprecedented challenges and posted severe underperformance; that said, the sector pared its losses in the first quarter of 2009, as both liquidity and investor sentiment toward lower-quality debt improved. At the same time, the start of the new year brought somewhat of a return to normalcy for the tax-exempt market, which registered one of its worst years on record in 2008.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of March 31, 2009	6-month	12-month
US equities (S&P 500 Index)	(30.54)%	(38.09)%
Small cap US equities (Russell 2000 Index)	(37.17)	(37.50)
International equities (MSCI Europe, Australasia, Far East Index)	(31.11)	(46.50)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.88	10.46
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.70	3.13
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.00	2.27
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(12.65)	(18.56)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Seeking additional investment insights?

Visit BlackRock’s award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. In this issue:

•	Discover why portfolio diversification still matters — even as nearly every financial asset class lost value over the past year.

•	Learn how adding commodities to a more traditional mix of assets can help you to balance risks and access new potential rewards.

•	Assuage your fears about higher taxes and discover how municipal bonds may offer some relief.

•	Find out if there’s still value to be found in dividend-paying stocks.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of March 31, 2009	Government Income Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed its benchmark, a composite of the Barclays Capital Mortgage-Backed Securities Index and the Merrill Lynch 10-Year Treasury Index, for the six-month period.

What factors influenced performance?

•

Detracting from performance during the period was the Portfolio’s exposure to non-government sectors, specifically non-agency mortgages (private label mortgages not backed by the US government or government agencies). The non-agency mortgage market was severely affected by the deleveraging wave that continued to plague the markets, peaking during the fourth quarter of 2008. While there is no index that tracks nonagency mortgages, the sector experienced a significant drop during this period and, thus, had a negative impact on results. Duration positioning throughout the six months also detracted from performance; a long duration positioning early in the reporting period had the most negative effect.

•

On the positive side, the Portfolio’s yield curve positioning enhanced performance, with a curve steepening trade early in the reporting period providing the greatest benefit. The Portfolio’s overall allocation to agency mortgage-backed securities (MBS) also aided results as the sector responded well to the Federal Reserve’s mortgage purchase program. Additionally, security selection within this sector was favorable as we successfully shifted the portfolio between 15- and 30-year pass-through securities, and across a range of available mortgage coupons.

Describe recent Portfolio activity.

•

During the period, we tactically extended duration on a rise in Treasury rates. In addition, we decreased the Portfolio’s allocation to Treasury securities in favor of agency mortgages, as we expect mortgages to continue to respond well to the Fed’s quantitative easing program, whereby they have targeted purchases of up to $1.25 trillion in agency mortgages in the secondary market. This should provide continued support for the broader sector. Meanwhile, we significantly reduced exposure to nonagency mortgages, looking to reduce the potential volatility that further price swings in the sector may have on the Portfolio.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio was positioned with a modestly long duration relative to the benchmark, and a slight yield curve steepening bias. We held an underweight in Treasury securities as we preferred to overweight agency mortgages, which should benefit from an attractive pick-up in yield and strong government support. We maintained a small position (3% of assets) in non-agency mortgages, holding onto issues backed by strong collateral that are likely to benefit from government programs aimed at supporting non-government assets.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Mortgage-Backed Securities	85%
U.S. Treasury Obligations	12
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	3

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	99%
Other	1

1	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) rating.

4	SEMI-ANNUAL REPORT	MARCH 31, 2009

Government Income Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in the highest rated government and agency bonds in the ten to fifteen year maturity range and in mortgages guaranteed by the US Government or its agencies. The Portfolio normally invests at least 80% of its assets in bonds issued or guaranteed by the US Government and its agencies.

3	An index that includes the mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC) that meet the maturity and liquidity criteria.

4	A one-security index consisting of the current “on-the run” 10-year issue.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[5]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w /sales charge	w / o sales charge	w / sales charge	w / o sales charge	w /sales charge
BlackRock	5.86%	7.88%	3.14%	N/A	3.63%	N/A	6.16%	N/A
Institutional	5.62	7.79	3.01	N/A	3.46	N/A	5.87	N/A
Service	5.42	7.86	2.94	N/A	3.28	N/A	5.64	N/A
Investor A	5.18	7.77	2.70	(1.37)%	3.20	2.37%	5.60	5.17%
Investor B	4.65	7.36	1.90	(2.52)	2.40	2.06	5.04	5.04
Investor B1	4.86	7.48	2.15	(1.78)	2.62	2.28	4.99	4.99
Investor C	4.59	7.26	1.83	0.85	2.41	2.41	4.79	4.79
Investor C1	4.80	7.36	2.07	1.09	2.56	2.56	4.93	4.93
R	5.11	7.52	2.39	N/A	2.86	N/A	5.25	N/A
Barclays Capital MBS Index/Merrill Lynch 10-Year Treasury Index	—	9.32	9.38	N/A	5.75	N/A	6.24	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[6]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[7]	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[6]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[7]
BlackRock	$1,000.00	$1,078.80	$2.85	$1,078.80	$2.33	$1,000.00	$1,022.22	$2.78	$1,022.73	$2.27
Institutional	$1,000.00	$1,077.90	$4.20	$1,077.90	$3.63	$1,000.00	$1,020.91	$4.09	$1,021.47	$3.53
Service	$1,000.00	$1,078.60	$4.61	$1,078.60	$3.99	$1,000.00	$1,020.51	$4.49	$1,021.11	$3.89
Investor A	$1,000.00	$1,077.70	$5.39	$1,077.70	$4.82	$1,000.00	$1,019.75	$5.25	$1,020.30	$4.70
Investor B	$1,000.00	$1,073.60	$9.36	$1,073.60	$8.74	$1,000.00	$1,015.86	$9.14	$1,016.47	$8.53
Investor B1	$1,000.00	$1,074.80	$8.17	$1,074.80	$7.60	$1,000.00	$1,017.02	$7.98	$1,017.58	$7.42
Investor C	$1,000.00	$1,072.60	$9.40	$1,072.60	$8.78	$1,000.00	$1,015.81	$9.19	$1,016.42	$8.58
Investor C1	$1,000.00	$1,073.60	$8.48	$1,073.60	$7.91	$1,000.00	$1,016.72	$8.28	$1,017.28	$7.72
R	$1,000.00	$1,075.20	$6.83	$1,075.20	$6.26	$1,000.00	$1,018.34	$6.66	$1,018.89	$6.11

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.55% for BlackRock, 0.81% for Institutional, 0.89% for Service, 1.04% for Investor A, 1.81% for Investor B, 1.58% for Investor B1, 1.82% for Investor C, 1.64% for Investor C1 and 1.32% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.45% for BlackRock, 0.70% for Institutional, 0.77% for Service, 0.93% for Investor A, 1.69% for Investor B, 1.47% for Investor B1, 1.70% for Investor C, 1.53% for Investor C1 and 1.21% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	5

Portfolio Summary as of March 31, 2009	High Yield Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Barclays Capital US Corporate High Yield 2% Issuer Capped Index for the six-month period.

What factors influenced performance?

•

The Portfolio’s underweight exposure to BB-rated paper hampered performance as this credit class trumped its lower-grade high yield counterparts. The Portfolio’s allocation to floating-rate bank loan securities was also a large detractor. This asset class severely underperformed the traditional high yield market in the fourth quarter of 2008 and, as a consequence, its return for the six-month period lagged as well. Security selection among B-rated credits also stifled performance, as did exposure to the paper sector.

•

On the positive side, the Portfolio’s moderate cash allocation was additive, as cash largely outperformed high yield debt in the period. Exposure to the wireless sector and a large underweight in technology also boosted returns.

Describe recent Portfolio activity.

•

Though we remained negative on the outlook for the economy, we maintained our constructive view on the speculative-grade market throughout the period, believing that high yield offers superb downside protection with the potential for strong, “equity-like” returns. Accordingly, we participated in the high yield new-issue calendar over the six months, adding exposure to higher-quality speculative-grade companies with good cash flow streams in the cable and energy industries. We also significantly increased the Portfolio’s allocation to investment grade debt, as we believe that there are excellent relative value opportunities among select corporate investment grade issuers.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio held large underweight positions relative to the benchmark in BB-rated and B-rated issues, with a minimal underweight in CCC-rated issues. On a sector basis, the Portfolio was overweight in wireless, wirelines and independent energy, while it was underweight technology, healthcare and home construction.

•

Although we have seen defaults rise significantly and this trend is expected to accelerate, we contend that this risk is more than priced into the high yield market, and that the cheap valuations and huge yields offered by non-investment-grade paper provide a substantial degree of protection against downside risk. Going forward, weakening corporate earnings and high levels of leverage will likely intensify volatility, but we believe that there are still promising opportunities and companies with great relative value in the high yield space.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
Corporate Bonds	84%
Floating Rate Loan Interests	12
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	3
Capital Trusts	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	3%
A	1
BBB	9
BB	28
B	34
CCC	17
Less than CCC	3
Unrated	5

1	Using the higher of S&P’s or Moody’s rating.

6	SEMI-ANNUAL REPORT	MARCH 31, 2009

High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in non-investment grade bonds with maturities of ten years or less.

3	An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no one issuer represents more than 2 percent of the index.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	15.07%	(17.14)%	(20.98)%	N/A	(0.20)%	N/A	3.30%	N/A
Institutional	15.01	(17.32)	(21.18)	N/A	(0.33)	N/A	3.16	N/A
Service	14.69	(17.32)	(21.33)	N/A	(0.59)	N/A	2.87	N/A
Investor A	14.06	(17.47)	(21.45)	(24.57)%	(0.66)	(1.47)%	2.33	2.33%
Investor B	13.90	(17.61)	(21.88)	(25.08)	(1.35)	(1.62)	2.21	2.21
Investor B1	14.17	(17.66)	(21.81)	(24.65)	(1.14)	(1.40)	2.31	2.31
Investor C	13.88	(17.75)	(21.90)	(22.61)	(1.39)	(1.39)	2.00	2.00
Investor C1	14.12	(17.66)	(21.83)	(22.54)	(1.19)	(1.19)	2.26	2.26
R	14.44	(17.55)	(21.61)	N/A	(0.88)	N/A	2.59	N/A
Barclays Capital US Corporate High Yield 2% Issuer Capped Index	—	(12.65)	(18.56)	N/A	(0.03)	N/A	2.75	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$828.60	$2.51	$1,000.00	$1,022.22	$2.78
Institutional	$1,000.00	$826.80	$2.78	$1,000.00	$1,021.92	$3.08
Service	$1,000.00	$826.80	$4.46	$1,000.00	$1,020.05	$4.95
Investor A	$1,000.00	$825.30	$4.37	$1,000.00	$1,020.15	$4.85
Investor B	$1,000.00	$823.90	$7.78	$1,000.00	$1,016.37	$8.63
Investor B1	$1,000.00	$823.40	$6.55	$1,000.00	$1,017.73	$7.27
Investor C	$1,000.00	$822.50	$7.77	$1,000.00	$1,016.37	$8.63
Investor C1	$1,000.00	$823.40	$6.77	$1,000.00	$1,017.48	$7.52
R	$1,000.00	$824.50	$5.32	$1,000.00	$1,019.09	$5.91

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.55% for BlackRock, 0.61% for Institutional, 0.98% for Service, 0.96% for Investor A, 1.71% for Investor B, 1.44% for Investor B1, 1.71% for Investor C, 1.49% for Investor C1 and 1.17% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	7

Portfolio Summary as of March 31, 2009	Low Duration Bond Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Merrill Lynch 1-3 Year Treasury Index for the six-month period.

What factors influenced performance?

•

Detracting from Portfolio performance was an overweight in US spread assets, including commercial mortgage-backed securities (CMBS), asset-backed securities (ABS) and mortgage-backed securities (MBS), which underperformed amid historic levels of volatility, most notably during October and November 2008. The allocation to non-agency mortgages had the greatest negative impact on results.

•

On the positive side, the Portfolio’s overweight exposure to short-dated US investment grade credit and non-US government bonds aided performance, as did our tactical positioning along the yield curve.

Describe recent Portfolio activity.

•

During the six months, we reduced the Portfolio’s allocation to higher coupon fixed-rate agency MBS at premiums due to concerns over prepayment speeds. The proceeds were used to increase exposure to shorter-term investment grade credit, which we believe has been oversold and offers attractive yields.

•

In the first half of the period, we purchased pre-refunded municipal bonds, which are 100% defeased by US Treasury securities, as we believed they offered comparatively more attractive value. Later in the period, we utilized cash from maturing assets to add to US agency debt, as well as FDIC- and European government-guaranteed debt. In general, we favor securities that are government-guaranteed and offer an attractive yield relative to US Treasury securities.

•

Lastly, we adjusted the Portfolio’s yield curve positioning, moving from a steepening to a flattening bias, as slowing growth and easing inflation made the intermediate end of the yield curve more appealing.

Describe Portfolio positioning at period-end.

•	At the end of the period, the Portfolio was positioned with a long duration relative to the benchmark, and a bias towards a flattening yield curve.

•

We remain underweight in US Treasury securities, while maintaining overweights in high-quality spread assets, preferring to hold these securities that remain undervalued on a historical basis and have garnered support from the US government. An improved tone in this market began at the end of November 2008 and has continued alongside the announcements of both the Public-Private Investment Program and the expansion of the Term Asset-Backed Securities Loan Facility towards the end of the first quarter of 2009. We continue to believe that as stability returns to financial markets, spreads will recover gradually over time.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	25%
Asset Backed Securities	21
Corporate Bonds	21
U.S. Treasury Obligations	15
U.S. Government Sponsored Agency Mortgage-Backed Securities	11
U.S. Government Sponsored Agency Obligations	6
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	69%
AA	12
A	5
BBB	7
Less than BBB	7

1	Using the higher of S&P’s or Moody’s rating.

8	SEMI-ANNUAL REPORT	MARCH 31, 2009

Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the duration of the Merrill Lynch 1-3 Year Treasury Index (the benchmark).

3	An unmanaged index comprised of Treasury securities with maturities from 1 to 2.99 years.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	4.02%	(4.23)%	(7.28)%	N/A	0.92%	N/A	3.25%	N/A
Institutional	4.02	(4.24)	(7.31)	N/A	0.83	N/A	3.14	N/A
Service	3.63	(4.40)	(7.53)	N/A	0.53	N/A	2.83	N/A
Investor A	3.51	(4.42)	(7.65)	(10.46)%	0.51	(0.09)%	2.75	2.44%
Investor A1	3.76	(4.33)	(7.47)	(8.41)	0.64	0.44	2.95	2.85
Investor B	2.88	(4.78)	(8.34)	(12.31)	(0.21)	(0.56)	2.22	2.22
Investor B1	3.13	(4.76)	(8.11)	(11.64)	(0.03)	(0.38)	2.27	2.27
Investor B2	3.49	(4.59)	(7.78)	(8.66)	0.33	0.33	2.63	2.63
Investor C	2.88	(4.88)	(8.35)	(9.23)	(0.23)	(0.23)	1.98	1.98
Investor C1	3.10	(4.78)	(8.12)	(9.00)	(0.06)	(0.06)	2.23	2.23
Investor C2	3.49	(4.59)	(7.75)	(8.64)	0.33	0.33	2.63	2.63
Merrill Lynch 1-3 Year Treasury Index	—	2.78	3.61	N/A	3.87	N/A	4.66	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value October 1, 2008	Ending Account Value March 31,2009	Expenses Paid During the Period[5]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[5]
BlackRock	$1,000.00	$957.70	$1.95	$1,000.00	$1,022.98	$2.02
Institutional	$1,000.00	$957.60	$2.15	$1,000.00	$1,022.78	$2.22
Service	$1,000.00	$956.00	$3.75	$1,000.00	$1,021.11	$3.89
Investor A	$1,000.00	$955.80	$3.95	$1,000.00	$1,020.91	$4.09
Investor A1	$1,000.00	$956.70	$3.02	$1,000.00	$1,021.87	$3.13
Investor B	$1,000.00	$952.20	$7.59	$1,000.00	$1,017.12	$7.88
Investor B1	$1,000.00	$952.40	$6.28	$1,000.00	$1,018.49	$6.51
Investor B2	$1,000.00	$954.10	$4.58	$1,000.00	$1,020.25	$4.75
Investor C	$1,000.00	$951.20	$7.59	$1,000.00	$1,017.12	$7.88
Investor C1	$1,000.00	$952.20	$6.47	$1,000.00	$1,018.29	$6.71
Investor C2	$1,000.00	$954.10	$4.58	$1,000.00	$1,020.25	$4.75

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.40% for BlackRock, 0.44% for Institutional, 0.77% for Service, 0.81% for Investor A, 0.62% for Investor A1, 1.56% for Investor B, 1.29% for Investor B1, 0.94% for Investor B2, 1.56% for Investor C, 1.33% for Investor C1 and 0.94% for Investor C2), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	9

Portfolio Summary as of March 31, 2009	Total Return Portfolio II

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed the benchmark Barclays Capital US Aggregate Bond Index for the six-month period.

What factors influenced performance?

•

The Portfolio’s overweight exposure to spread assets, specifically commercial mortgage-backed securities (CMBS) and non-agency mortgages, was the primary performance detractor during the period. These sectors underperformed amid historic levels of volatility, most notably during October and November 2008. An overweight exposure to financials within the corporate sector also hampered results.

•

By contrast, tactical yield curve and duration positioning benefited performance over the six months. A yield curve steepener trade during the early part of the period and a long duration positioning in the latter part of the period proved most advantageous. An overweight in agency mortgages also aided results as this sector responded well to the Federal Reserve’s mortgage purchase program. Security selection within the CMBS and asset-backed securities (ABS) sectors helped as well.

Describe recent Portfolio activity.

•

During the six months, we reduced the Portfolio’s exposure to agency mortgages, selling on strength during the latter half of the period. Notably, we moved from an overweight to an underweight in this sector. We subsequently increased exposure to other government-owned/ government-backed debt, including agency debentures, FDIC-guaranteed paper and non-US government-backed securities. In addition, we actively traded in the corporate sector throughout the period, reducing the Portfolio’s overweight exposure to financials. At the same time, we increased holdings in the industrials subsector, where we focused on high-quality, non-cyclical names, primarily through the new-issue market.

Describe Portfolio positioning at period-end.

•	At the end of the period, the Portfolio was positioned with a slightly long duration relative to the benchmark, and a neutral yield curve posture.

•

We currently maintain an underweight in US Treasury securities and agency mortgages, in favor of other government-owned/government-backed debt and select spread assets. Within the government-owned/ government-backed sector, we hold overweights in agency debentures and FDIC-guaranteed debt, as these sectors provide an attractive yield pick-up over similar-dated Treasury issues. Among spread assets, we remain overweight in CMBS paper (emphasizing seasoned paper issued prior to 2006), ABS and non-agency mortgages, preferring to hold these assets that remain undervalued on a historical basis. Moreover, each of these sectors has responded well to the proposed Public-Private Investment Program and the expansion of the Term Asset-Backed Securities Loan Facility, and we would expect them to perform well if the programs are successful. Finally, we hold a slight overweight in corporate bonds, with a focus on the industrials sector.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Mortgage-Backed Securities	39%
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities	20
Corporate Bonds	19
U.S. Government Sponsored Agency Obligations	9
Asset Backed Securities	8
U.S. Treasury Obligations	3
Capital Trusts	1
Foreign Government Obligations	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA	78%
AA	10
A	8
BBB	3
‹Less than BBB	1

1	Using the higher of S&P’s or Moody’s rating.

10	SEMI-ANNUAL REPORT	MARCH 31, 2009

Total Return Portfolio II

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge.

2	The Portfolio invests primarily in investment grade bonds and maintains an average portfolio duration that is within ±20% of the Barclays Capital US Aggregate Index (the benchmark).

3	An unmanaged index comprised of more than 5,000 taxable bonds. This is an index of investment grade bonds; all securities included must be rated investment grade by Moody’s, Standard & Poor’s or Fitch.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

			Average Annual Total Returns[4]
			1 Year		5 Years		10 Years
	Standardized 30-Day Yields	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
BlackRock	6.28%	(0.55)%	(7.03)%	N/A	1.45%	N/A	4.37%	N/A
Institutional	6.18	(0.72)	(7.14)	N/A	1.34	N/A	4.22	N/A
Service	5.83	(0.75)	(7.22)	N/A	1.10	N/A	3.94	N/A
Investor A	5.64	(0.75)	(7.42)	(11.08)%	1.05	0.22%	3.84	3.42%
Investor B	5.04	(1.16)	(8.08)	(12.01)	0.26	(0.08)	3.29	3.29
Investor C	5.10	(1.14)	(8.06)	(8.93)	0.20	0.20	3.03	3.03
R	5.59	(0.88)	(7.55)	N/A	0.73	N/A	3.56	N/A
Barclays Capital US Aggregate Bond Index	—	4.70	3.13	N/A	4.13	N/A	5.70	N/A

4	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

N/A - Not applicable as share class and index do not have a sales charge. Past performance is not indicative of future results.

Expense Example

	Actual					Hypothetical[7]
	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[5]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[6]	Beginning Account Value October 1, 2008	Ending Account Value (Including Interest Expense) March 31, 2009	Expenses Paid During the Period (Including Interest Expense)[5]	Ending Account Value (Excluding Interest Expense) March 31, 2009	Expenses Paid During the Period (Excluding Interest Expense)[6]
BlackRock	$1,000.00	$994.50	$2.73	$994.50	$1.99	$1,000.00	$1,022.22	$2.78	$1,022.98	$2.02
Institutional	$1,000.00	$992.80	$3.28	$992.80	$2.53	$1,000.00	$1,021.67	$3.33	$1,022.43	$2.57
Service	$1,000.00	$992.50	$4.82	$992.50	$4.02	$1,000.00	$1,020.10	$4.90	$1,020.91	$4.09
Investor A	$1,000.00	$992.50	$4.77	$992.50	$4.02	$1,000.00	$1,020.15	$4.85	$1,020.91	$4.09
Investor B	$1,000.00	$988.40	$8.92	$988.40	$8.18	$1,000.00	$1,015.91	$9.09	$1,016.67	$8.33
Investor C	$1,000.00	$988.60	$8.58	$988.60	$7.88	$1,000.00	$1,016.27	$8.73	$1,016.97	$8.03
R	$1,000.00	$991.20	$6.01	$991.20	$5.31	$1,000.00	$1,018.89	$6.11	$1,019.60	$5.40

5	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.55% for BlackRock, 0.66% for Institutional, 0.97% for Service, 0.96% for Investor A, 1.80% for Investor B, 1.73% for Investor C and 1.21% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

6	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.40% for BlackRock, 0.51% for Institutional, 0.81% for Service, 0.81% for Investor A, 1.65% for Investor B, 1.59% for Investor C and 1.07% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

7	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365. See “Disclosure of Expenses” on page 13 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	11

About Portfolio Performance

•

BlackRock and Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Service Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor A Shares incur a maximum initial sales charge (front-end load) of 4.00% for all Portfolios included in this report, except for Low Duration Bond, which incurs an initial sales charge of 3.00%. In addition, these shares are subject to a service fee of 0.25% per year (but no distribution fee).

•	Investor A1 Shares incur a maximum initial sales charge (front-end load) of 1.00%. In addition, these shares are subject to a service fee of 0.10% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

•

Investor B1 Shares are subject to a maximum contingent deferred sales charge of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year.

•

Investor B2 Shares are subject to a maximum contingent deferred sales charge of 1.00% declining to 0% after three years. In addition, these shares are subject to a distribution fee of 0.30% per year and a service fee of 0.10% per year.

•

Investor C, C1 and C2 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75%, 0.55% and 0.30% per year, respectively, and a service fee of 0.25%, 0.25% and 0.10% per year, respectively.

•

R Shares are not subject to any sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. High Yield Bond may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information on the previous pages includes information for each class of each Portfolio since the commencement of operations of such Portfolio, rather than the date such class was introduced. Performance information for each class introduced after the commencement of operations of a Portfolio is therefore based on the performance history of a predecessor class adjusted to reflect the class specific fees applicable to each class at the time of the launch of such share class. This information may be considered when assessing a Portfolio’s performance, but does not represent the actual performance of this share class.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were not such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waving its fees after February 1, 2010.

12	SEMI-ANNUAL REPORT	MARCH 31, 2009

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including advisory fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The Expense Example tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Portfolios may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Portfolios may utilize leverage through borrowings or issuance of short-term debt securities including reverse repurchase agreements, or through other techniques, such as dollar rolls. In general, the concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by each Portfolio on its longer-term portfolio investments. To the extent that the total assets of each Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Portfolio’s shareholders will benefit from the incremental yield.

The use of leverage may enhance opportunities for increased returns to the Portfolio, but as described above, they also create risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in a Portfolio’s NAV, market price and dividend rate than a comparable portfolio without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Portfolio’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Portfolio’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. A Portfolio may be required to sell portfolio securities at inopportune times or below fair market values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments which may cause a Portfolio to incur losses. The use of leverage may limit a Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. A Portfolio will incur expenses in connection with the use of leverage, all of which are borne by Portfolio shareholders and may reduce investment returns.

Derivative Instruments

The Portfolios may invest in various derivative instruments, including futures contracts, and other instruments specified in the Notes to Financial Statements, which constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or interest rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the other party to the transaction and illiquidity of the derivative instrument. A Portfolio’s ability to successfully use a derivative instrument depends on the Advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require a Portfolio to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation a Portfolio can realize on an investment or may cause a Portfolio to hold a security that it might otherwise sell. The Portfolios’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	13

Schedule of Investments March 31, 2009 (Unaudited)	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
Federal National Mortgage Assoc. Whole Loan, Series 96-W1, Class AL,
7.25%, 3/25/26(a)	$465	$502,378
Small Business Administration Participation Certificates, Series 96-20J, Class 1,
7.20%, 10/01/16	52	56,147
Small Business Administration Participation Certificates, Series 98-20J, Class 1,
5.50%, 10/01/18	69	72,018
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1,
4.63%, 3/10/13	589	601,895

Total Asset Backed Securities — 0.1%		1,232,438

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 5.4%
Countrywide Alternative Loan Trust, Series 08-2R, Class 3A1,
6.00%, 8/25/37	11,385	6,767,128
Countrywide Alternative Loan Trust, Series 08-2R, Class 4A1,
6.25%, 8/25/37	24,939	15,727,128
Credit Suisse First Boston Mortgage Securities Corp., Series 03-23, Class 8A1,
5.00%, 9/25/18	10,864	9,635,325
Credit Suisse First Boston Mortgage Securities Corp., Series 05-11, Class 6A5,
6.00%, 12/25/35	7,410	5,780,271
Credit Suisse First Boston Mortgage Securities Corp., Series 05-4, Class 3A16,
5.50%, 6/25/35	9,510	8,757,241
Credit Suisse First Boston Mortgage Securities Corp., Series 05-5, Class 2A8,
5.50%, 7/25/35	5,773	5,026,665
Residential Funding Mortgage Securities I, Inc., Series 07-S2, Class A3,
6.00%, 2/25/37	20,512	15,396,817
Salomon Brothers Mortgage Securities VI, Inc., Series 87-1 (IO),
11.00%, 2/17/17	16	2,981
Salomon Brothers Mortgage Securities VI, Inc., Series 87-1 (PO),
1.60%, 2/17/17(b)	16	14,084
Structured Asset Securities Corp., Series 05-6, Class 5A6,
5.00%, 5/25/35	9,487	8,136,877

		75,244,517

Commercial Mortgage-Backed Securities — 0.0%
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22(c)	1	555

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 5.4%		75,245,072

Collateralized Mortgage Obligations — 141.4%
Federal Home Loan Mortgage Corp.,
13.00%, 9/01/10-2/01/16	93	103,291
12.00%, 6/01/13-6/01/20	80	95,253
11.50%, 9/01/14-6/01/20	59	66,160
11.00%, 12/01/14-9/01/20	44	50,507
12.50%, 12/01/15-7/01/19	82	84,517
10.00%, 7/01/19(d)	0	221
5.30%, 11/01/38(a)	179	184,188
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
5.73%, 2/01/37(a)	16,823	17,461,466
Federal Home Loan Mortgage Corp. 15 Year TBA,
5.50%, 4/01/24(e)	500	521,094
Federal Home Loan Mortgage Corp. 30 Year TBA,
5.00%, 4/01/39(e)	26,200	27,002,375
Federal Home Loan Mortgage Corp. 6 Month LIBOR,
6.27%, 2/01/37(a)	11,438	11,894,492
Federal Home Loan Mortgage Corp. Gold,
7.50%, 5/01/09-12/01/32	8,262	8,939,650
8.00%, 8/01/09-8/01/32	883	954,496
6.00%, 10/01/09-1/01/21(f)	3,213	3,370,657
8.50%, 1/01/25-7/01/25	163	178,910
5.00%, 9/01/33-4/01/36(f)	46,983	48,634,025
5.50%, 2/01/38-10/01/38(f)	80,311	83,422,957
4.50%, 3/01/39	46,265	47,277,950
Federal Home Loan Mortgage Corp., Series 1220, Class A,
0.91%, 2/15/22(a)	136	134,404
Federal Home Loan Mortgage Corp., Series 1220, Class B (IO),
11.28%, 2/15/22(a)	1,109	181,744
Federal Home Loan Mortgage Corp., Series 2971, Class GD,
5.00%, 5/15/20	16,450	17,251,372
Federal Home Loan Mortgage Corp., Series 3042, Class EA,
4.50%, 9/15/35	20,419	20,420,995
Federal Home Loan Mortgage Corp., Series 3502, Class DL (IO),
5.44%, 1/15/39(a)	39,009	2,420,409
Federal National Mortgage Assoc.,
7.00%, 8/01/09-12/01/11	1	1,290
11.00%, 2/01/11-8/01/20	130	148,682
13.00%, 9/01/13-3/01/15	95	104,628
5.00%, 5/01/18-3/01/39(f)	356,295	368,916,984
7.50%, 9/01/25-12/01/32	2,898	3,137,256
6.00%, 11/01/28-9/01/38(f)	124,316	130,001,100
5.50%, 3/01/35-5/01/38(f)	74,683	77,822,598
6.50%, 7/01/37-9/01/37(f)	62,943	66,382,107
4.50%, 2/01/39-3/01/39	60,235	61,622,052
Federal National Mortgage Assoc. 1 Year CMT,
4.85%, 9/01/35(a)	14,580	14,588,046
Federal National Mortgage Assoc. 10 Year Balloon,
5.97%, 8/01/16	13,834	15,418,755

Portfolios Abbreviations

To simplify the listings of Portfolios’ holdings in the Schedules of Investments, we have abbreviated certain descriptions according to the list on the right.	ARM	Adjustable Rate Mortgage	HEQ	Home Equity
	CAD	Canadian Dollar	IO	Interest Only
	CMT	Constant Maturity Treasury Rate	LIBOR	London InterBank Offered Rate
	DUS	Delegated Underwriting and Servicing	PIK	Paid in Kind
	EUR	Euro	PO	Principal Only
	GBP	British Pound	TBA	To Be Announced
			USD	United States Dollar

14	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Federal National Mortgage Assoc. 12 Month LIBOR,
5.22%, 9/01/38(a)	$18,936	$19,500,427
Federal National Mortgage Assoc. 15 Year HEQ,
8.00%, 8/01/14	5	4,862
Federal National Mortgage Assoc. 15 Year TBA,
4.50%, 4/01/24(e)	3,600	3,705,750
5.00%, 4/01/24-5/01/24(e)	40,700	42,153,337
Federal National Mortgage Assoc. 20 Year TBA,
4.50%, 4/01/29(e)	26,125	26,712,812
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(e)	206,420	210,741,919
5.00%, 4/01/39(e)	197,400	203,630,438
6.50%, 4/01/39(e)	58,000	61,081,250
Federal National Mortgage Assoc. 5 Year DUS,
5.10%, 2/01/13	39,220	41,590,872
Federal National Mortgage Assoc. 6 Month LIBOR,
5.80%, 7/01/36(a)(f)	12,648	13,157,068
Federal National Mortgage Assoc., Series 02-59, Class B,
5.50%, 9/25/17	7,961	8,371,811
Federal National Mortgage Assoc., Series 03-130, Class SP (IO),
6.48%, 8/25/28(a)	1,315	15,818
Federal National Mortgage Assoc., Series 05-85, Class SC (IO),
5.98%, 10/25/35(a)	17,062	1,320,034
Federal National Mortgage Assoc., Series 06-M2, Class A2A,
5.27%, 10/25/32(a)	18,719	20,050,859
Federal National Mortgage Assoc., Series 07-32, Class SG (IO),
5.58%, 4/25/37(a)	20,068	1,414,767
Federal National Mortgage Assoc., Series 09-3, Class SE (IO),
4.98%, 1/25/37(a)	33,250	1,984,645
Government National Mortgage Assoc. Construction Loan,
3.00%, 4/15/20	98	101,688
Government National Mortgage Assoc. I,
6.00%, 1/15/14-11/15/31	1,291	1,358,875
5.50%, 3/15/14-4/15/29	412	430,759
10.50%, 1/15/16	2	1,980
7.00%, 6/15/23-4/15/32	2,017	2,164,313
7.50%, 2/15/25-12/15/31	2,416	2,601,950
6.09%, 7/15/46	33,980	35,426,924
Government National Mortgage Assoc. I 30 Year TBA,
4.50%, 4/01/39(e)	74,600	76,255,188
5.00%, 4/01/39(e)	1,600	1,658,000
5.50%, 4/01/39(e)	68,500	71,282,812
6.00%, 4/01/39(e)	13,600	14,203,500
6.50%, 4/01/39(e)	59,100	61,962,656
Government National Mortgage Assoc. II,
8.00%, 4/20/13	33	34,608
Government National Mortgage Assoc. II 30 Year TBA,
6.50%, 4/01/39(e)	300	313,969
5.50%, 5/01/39(e)	1,500	1,553,906
6.00%, 5/01/39(e)	9,400	9,776,000

		1,963,358,428

Commercial Mortgage-Backed Securities — 7.1%
Government National Mortgage Assoc., Series 01-58, Class C,
5.48%, 8/16/27(a)	20,000	21,041,486
Government National Mortgage Assoc., Series 04-10 (IO),
0.85%, 1/16/44(a)	52,014	1,528,268
Government National Mortgage Assoc., Series 04-77 (IO),
0.75%, 9/16/44(a)	125,438	3,889,959
Government National Mortgage Assoc., Series 04-97, Class C,
4.52%, 2/16/28(a)	8,400	8,587,048
Government National Mortgage Assoc., Series 05-10, Class ZB,
5.18%, 12/16/44(a)	3,396	3,138,042
Government National Mortgage Assoc., Series 05-12, Class C,
4.66%, 12/16/30	20,000	20,581,312
Government National Mortgage Assoc., Series 05-29, Class Z,
4.25%, 4/16/45(a)	5,313	4,205,056
Government National Mortgage Assoc., Series 05-50 (IO),
0.91%, 6/16/45(a)	29,958	1,333,187
Government National Mortgage Assoc., Series 05-59, Class ZA,
4.96%, 3/16/46(a)	10,337	9,296,555
Government National Mortgage Assoc., Series 05-67, Class Z,
4.72%, 8/16/45(a)	6,487	5,530,966
Government National Mortgage Assoc., Series 05-9, Class Z,
4.65%, 1/16/45(a)	6,043	5,145,410
Government National Mortgage Assoc., Series 06-15 (IO),
0.82%, 4/16/46(a)	129,645	5,235,369
Government National Mortgage Assoc., Series 06-30 (IO),
0.78%, 5/16/46(a)	48,925	2,216,351
Government National Mortgage Assoc., Series 07-53, Class SE (IO),
5.96%, 9/20/37(a)	10,734	700,907
Government National Mortgage Assoc., Series 07-59, Class SD (IO),
5.93%, 10/20/37(a)	21,663	1,491,308
Government National Mortgage Assoc., Series 05-9 (IO),
0.74%, 1/16/45(a)	119,146	4,391,582

		98,312,806

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 148.5%		2,061,671,234

SEMI-ANNUAL REPORT	MARCH 31, 2009	15

Schedule of Investments (continued)	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Treasury Obligations
U.S. Treasury Notes,
3.63%, 10/31/09	$1,000		$1,018,086
3.38%, 6/30/13(g)	1,000		1,081,016
1.75%, 3/31/14	153,000		153,526,014
2.75%, 2/15/19(g)	125,500		126,186,485

Total U.S. Treasury Obligations — 20.3%			281,811,601

Total Long-Term Investments (Cost — $2,420,224,877) — 174.3%			2,419,960,345

	Shares/Par (000)
Short-Term Securities
BlackRock Liquidity Funds, TempFund,
0.60%(h)(i)	2,544		2,543,826
U.S Treasury Bill,
0.17%, 5/14/09(j)	4,500		4,499,089

Total Short-Term Securities (Cost — $7,042,915) — 0.5%			7,042,915

	Contracts(k)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	1,460		394,005
Receive a fixed rate of 5.370% and pay a floating rate based on 3-month LIBOR, expiring March 2011, Broker, JPMorgan Chase Bank, National Association	2,300		3,948,093

			4,342,098
Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.240% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	1,500		525,635
Pay a fixed rate of 3.240% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Citibank, N.A.	1,500		629,936
Pay a fixed rate of 3.550% and receive a floating rate based on 3-month LIBOR, expiring May 2009, Broker, Citibank, N.A.	8,500		229,452
Pay a fixed rate of 5.370% and receive a floating rate based on 3-month LIBOR, expiring March 2011, Broker, JPMorgan Chase Bank, National Association	2,300		203,346

			1,588,369

Total Options Purchased (Cost — $6,251,300) — 0.4%			5,930,467

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $2,433,519,092*) — 175.2%			2,432,933,727

Federal Home Loan Mortgage Corp. 15 Year TBA,
6.00%, 4/01/24(e)	(3,200)		(3,349,000)
Federal Home Loan Mortgage Corp. 30 Year TBA,
4.50%, 4/01/39(e)	(45,800)		(46,716,000)
5.00%, 4/01/39(e)	(27,700)		(28,548,312)
5.50%, 4/01/39(e)	(61,300)		(63,579,594)
Federal National Mortgage Assoc. 20 Year TBA,
6.00%, 4/01/29(e)	(6,064)		(6,335,278)
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(e)	(255,800)		(260,821,125)
5.00%, 4/01/39(e)	(344,426)		(355,296,788)
5.50%, 4/01/39-5/01/39(e)	(74,600)		(77,344,594)
6.00%, 4/01/39(e)	(114,900)		(119,962,781)
6.50%, 5/01/39(e)	(62,900)		(66,045,000)
Government National Mortgage Assoc. I 30 Year TBA,
5.50%, 4/01/39(e)	(200)		(208,125)
6.50%, 4/01/39(e)	(58,000)		(60,809,375)

Total TBA Sale Commitments (Proceeds — $1,082,754,749) — (78.4)%			(1,089,015,972)

	Contracts
Options Written
Exchange-Traded Put Options Written
June 10 Year U.S. Treasury Notes Futures, Strike Price $118.50, Expires 05/22/09	(1,065)		(199,687)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.290% and receive a floating rate based on 3-month LIBOR, expiring January 2011, Broker, Credit Suisse International	(2,600	)(k)	(1,154,661)
Pay a fixed rate of 3.310% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association	(3,500	)(k)	(1,586,684)
Pay a fixed rate of 3.450% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Credit Suisse International	(5,000	)(k)	(2,637,324)
Pay a fixed rate of 3.470% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Morgan Stanley Capital Services, Inc.	(2,000	)(k)	(1,077,738)

			(6,456,407)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.290% and pay a floating rate based on 3-month LIBOR, expiring January 2011, Broker, Credit Suisse International	(2,600	)(k)	(1,320,320)
Receive a fixed rate of 3.310% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association	(3,500	)(k)	(1,112,397)
Receive a fixed rate of 3.450% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Credit Suisse International	(5,000	)(k)	(1,367,307)
Receive a fixed rate of 3.470% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Morgan Stanley Capital Services, Inc.	(2,000	)(k)	(527,041)

16	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Government Income Portfolio
(Percentages shown are based on Net Assets)

	Contracts		Value
Options Written
Over-the-Counter Put Swaptions Written (concluded)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	(1,460	)(k)	$(339,699)

			(4,666,764)

Total Options Written (Premiums Received — $15,251,449) — (0.8)%			(11,322,858)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 96.0%			1,332,594,897
Other Assets in Excess of Liabilities — 4.0%			55,794,767

Net Assets — 100.0%			$1,388,389,664

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,438,376,405

Gross unrealized appreciation	$23,207,829
Gross unrealized depreciation	(28,650,507)

Net unrealized depreciation	$(5,442,678)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Represents a zero coupon bond. Rate shown reflects the current yield as of report date.

(c)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Sales Cost	Interest Income
Federal Housing Authority,
Merrill Lynch Project,
Pool 42,	$5	$7

(d)	Par is less than $500.

(e)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	$3,661,469	$(40,514)
Barclays Bank, Plc	$(113,893,688)	$401,563
Citibank, N.A.	$208,410,556	$1,284,955
Credit Suisse International	$(102,092,633)	$(1,389,627)
Deutsche Bank AG	$(735,156)	$208,574
Goldman Sachs Bank USA	$21,756,844	$157,391
Greenwich Capital Markets	$(2,861,602)	$(106,340)
JPMorgan Chase Bank, National Association	$(125,461,913)	$(1,225,680)
Morgan Stanley Capital Services, Inc.	$(186,990,813)	$(589,234)

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(h)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Income
BlackRock Liquidity Funds,
TempFund	$2,543,826	**	$3,150,115

**	Represents net purchase cost.

(i)	Represents current yield as of report date.

(j)	The rate shown is the effective yield on the discount notes at the time of purchase. (k) One contract represents a notional amount of $10,000.

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Notional Amount	Unrealized Depreciation
1,540	U.S. Treasury Notes (2 Year)	June 2009	$335,551,562	$(547,995)
2,952	U.S. Treasury Notes (5 Year)	June 2009	$350,596,125	(1,384,407)
125	Euro Dollar Futures	June 2009	$30,906,250	(53,169)
125	Euro Dollar Futures	September 2009	$30,907,812	(74,199)
26	Euro Dollar Futures	December 2009	$6,419,075	(20,384)
56	Euro Dollar Futures	March 2011	$13,724,200	(81,349)
62	Euro Dollar Futures	June 2011	$15,164,425	(86,357)
62	Euro Dollar Futures	September 2011	$15,134,200	(80,582)
62	Euro Dollar Futures	December 2011	$15,100,875	(70,745)

Total				$(2,399,187)

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
5,470	U.S. Treasury Notes (10 Year)	June 2009	$678,707,344	$(122,651)
20	Euro Dollar Futures	March 2010	$4,935,000	5,570
13	Euro Dollar Futures	June 2010	$3,202,713	3,783
13	Euro Dollar Futures	September 2010	$3,197,512	4,108
13	Euro Dollar Futures	December 2010	$3,190,850	4,596
7	Euro Dollar Futures	March 2012	$1,702,488	2,124

Total				$(102,470)

SEMI-ANNUAL REPORT	MARCH 31, 2009	17

Schedule of Investments (continued)	Government Income Portfolio

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.66%	3-month LIBOR	Credit Suisse International	March 2010	USD	200,000	$2,883,149
3.27%	3-month LIBOR	Citibank, N.A.	June 2010	USD	201,200	6,756,141
3.33%	3-month LIBOR	Citibank, N.A.	June 2010	USD	281,700	(9,650,148)
5.12%	3-month LIBOR	Deutsche Bank AG	August 2012	USD	373,000	42,100,692
4.16%	3-month LIBOR	Barclays Bank, Plc	May 2013	USD	180,900	(17,766,719)
4.15%	3-month LIBOR	Goldman Sachs Bank USA	May 2013	USD	50,000	(4,892,791)
4.52%	3-month LIBOR	Deutsche Bank AG	June 2013	USD	130,000	(14,612,384)
4.16%	3-month LIBOR	Barclays Bank, Plc	July 2013	USD	400,000	36,951,792
3.88%	3-month LIBOR	JPMorgan Chase Bank, National Association	September 2013	USD	330,600	(25,465,855)
3.66%	3-month LIBOR	Barclays Bank, Plc	September 2013	USD	43,000	(2,885,363)
3.65%	3-month LIBOR	Deutsche Bank AG	September 2013	USD	20,500	1,373,368
2.66%	3-month LIBOR	Morgan Stanley Capital Services, Inc.	December 2013	USD	260,000	7,774,877
2.34%	3-month LIBOR	JPMorgan Chase Bank, National Association	January 2014	USD	93,000	(915,097)
2.59%	3-month LIBOR	Citibank, N.A.	February 2014	USD	75,000	1,517,308
2.50%	3-month LIBOR	Citibank, N.A.	February 2014	USD	156,000	(2,440,079)
2.30%	3-month LIBOR	Deutsche Bank AG	March 2014	USD	153,900	671,208
2.33%	3-Month LIBOR	Deutsche Bank AG	March 2014	USD	171,400	(895,491)
4.58%	3-month LIBOR	UBS AG	November 2014	USD	50,000	(6,664,493)
3.31%	3-month LIBOR	JPMorgan Chase Bank, National Association	March 2019	USD	69,700	2,764,035
3.32%	3-month LIBOR	Citibank, N.A.	March 2019	USD	35,700	1,452,821
3.07%	3-month LIBOR	JPMorgan Chase Bank, National Association	March 2019	USD	75,100	$1,351,814
3.08%	3-month LIBOR	Citibank, N.A.	March 2019	USD	38,600	(725,882)
3.10%	3-month LIBOR	Deutsche Bank AG	March 2019	USD	12,100	249,025
3.08%	3-month LIBOR	Goldman Sachs Bank USA	March 2019	USD	61,000	1,117,987
3.11%	3-month LIBOR	JPMorgan Chase Bank, National Association	March 2019	USD	73,200	(1,583,216)
3.14%	3-month LIBOR	JPMorgan Chase Bank, National Association	March 2019	USD	77,000	(1,861,461)
2.92%	3-Month LIBOR	Deutsche Bank AG	April 2019	USD	41,900	156,844
3.50%	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	2,400	(63,885)

Total						$16,698,197

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Government Income Portfolio

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments ***
	Assets	Liabilities	Assets	Liabilities
Level 1	$2,543,826	$—	$20,181	$(2,721,525)
Level 2	2,424,458,879	(1,089,015,972)	113,051,528	(101,482,150)
Level 3	555	—	—	(63,885)

Total	$2,427,003,260	$(1,089,015,972)	$113,071,709	$(104,267,560)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Financial Instruments ***
	Assets	Liabilities
Balance, as of September 30, 2008	$231,063	$—
Accrued discounts/premiums	30	—
Realized gain	21	23,956
Change in unrealized appreciation/depreciation****	2,732	(87,841)
Net sales	(233,846)	—
Net transfers in of Level 3	555	—

Balance, as of March 31, 2009	$555	$(63,885)

***	Other financial instruments are futures, swaps and options. Futures and swaps are valued at the unrealized appreciation/depreciation on the instrument and options are shown at market value.

****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	19

Schedule of Investments March 31, 2009 (Unaudited)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Capital Trusts
Diversified Financial Services — 0.7%
Citigroup, Inc., Depositary Shares,
8.40%(a)(b)	USD	19,620	$11,088,047

	Shares
Common Stocks
Airlines — 0.0%
Delta Air Lines, Inc.(c)		18,191	102,415

Auto Components — 0.0%
Dana Holding Corp.(c)		516,814	237,734
Hayes Lemmerz International, Inc.(c)		71,765	13,277

			251,011

Building Products — 0.0%
Armstrong World Industries, Inc.(c)		331	3,644

Capital Markets — 0.1%
E*TRADE Financial Corp.(c)		382,878	490,084
Freedom Pay, Inc.(c)		314,534	3,145

			493,229

Chemicals — 0.0%
Wellman Holdings, Inc.(c)		4,035	1,009

Communications Equipment — 0.2%
Loral Space & Communications, Inc.(c)		102,979	2,199,632

Computer & Office Equipment — 0.0%
Phase Metrics, Inc.(c)		842,908	16,858

Diversified Financial Services — 0.0%
Adelphia Recovery Trust, Series ACC-1 INT(c)		1,108,793	13,860
Adelphia Recovery Trust, Series ACC-4 INT(c)		2,414,212	9,657
Adelphia Recovery Trust, Series Arahova INT(c)		242,876	19,430
Adelphia Recovery Trust, Series Frontiervision INT(c)		131,748	1

			42,948

Electrical Equipment — 0.0%
Sunpower Corp. - Class B(c)		1,523	30,156

Machinery — 0.0%
Reunion Industries, Inc.(c)		8,341	417

Oil, Gas & Consumable Fuels — 0.0%
EXCO Resources, Inc.(c)		16,025	160,250

Paper & Forest Products — 0.0%
Ainsworth Lumber Co. Ltd. (Canada)(c)(d)(e)		321,575	196,393
Ainsworth Lumber Co. Ltd. (Canada)(c)		286,543	174,999
Western Forest Products, Inc. (Canada)(c)		83,810	10,303
Western Forest Products, Inc. (Canada)(c)		301,922	37,118

			418,813

Pharmaceuticals — 0.0%
Curative Health Services, Inc., Escrow Stock(f)		570,169	114,718

Specialty Retail — 0.0%
Mattress Discounters Corp.(c)		22,488	—

Wireless Telecommunication Services — 0.1%
iPCS, Inc.(c)		143,217	1,390,637

Total Common Stocks — 0.4%			5,225,737

	Par (000)		Value
Corporate Bonds
Advertising — 1.0%
Affinion Group, Inc., Senior Unsecured Notes,
10.13%, 10/15/13	USD	6,905	$5,247,800
Catalina Marketing Corp., Senior Notes,
11.25%, 10/01/15(e)(g)		15,058	10,088,860

			15,336,660

Aerospace & Defense — 0.7%
L-3 Communications Corp., Senior Subordinated Notes,
5.88%, 1/15/15		7,000	6,492,500
Sequa Corp., Senior Notes,
11.75%, 12/01/15(e)		8,390	1,258,500
Sequa Corp., Senior Unsecured Notes,
13.50%, 12/01/15(e)(g)		14,792	2,144,841

			9,895,841

Air Freight & Logistics — 0.5%
FedEx Corp., Unsecured Notes,
8.00%, 1/15/19		6,780	7,135,645

Airlines — 0.2%
American Airlines, Inc., Pass-Through Certificates, Series 99-1,
7.32%, 10/15/09		1,375	1,278,750
Continental Airlines, Inc., Pass-Through Certificates, Series 99-1B,
6.80%, 8/02/18		1,221	882,161
Delta Air Lines, Inc., Escrow Bonds,
0.00%, 12/31/49(f)(h)		8,370	51,057
UAL Corp., Senior Subordinated Notes,
4.50%, 6/30/21		2,415	785,841

			2,997,809

Auto Components — 1.4%
Allison Transmission, Inc., Toggle Notes,
11.00%, 11/01/15(e)		10,230	4,859,250
12.00%, 11/01/15(e)(g)		4,165	1,582,700
American Tire Distributors, Inc., Senior Unsecured Notes,
7.69%, 4/01/12(a)		1,910	1,337,000
The Goodyear Tire & Rubber Co., Senior Unsecured Notes,
7.86%, 8/15/11		3,748	3,073,360
The Goodyear Tire & Rubber Co., Unsecured Notes,
6.32%, 12/01/09(a)		1,000	955,000
8.63%, 12/01/11		4,320	3,585,600
Lear Corp., Senior Unsecured Notes,
8.50%, 12/01/13		595	133,875
5.75%, 8/01/14		1,295	323,750
8.75%, 12/01/16		2,635	540,175
Stanadyne Corp., Senior Subordinated Notes,
10.00%, 8/15/14		3,115	2,009,175
Stanadyne Corp., Senior Unsecured Notes,
12.00%, 2/15/15(i)		5,455	2,345,650

			20,745,535

Automobiles — 0.1%
Ford Motor Co., Debentures,
8.90%, 1/15/32		4,000	1,210,000

Beverages — 0.4%
Anheuser-Busch InBev Worldwide, Inc., Notes,
7.75%, 1/15/19(e)		6,005	5,987,592

20	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Broadcasting — 0.0%
Century Communications, Escrow Bonds,
0.00%, 12/31/49(f)(h)	USD	625	$17,187

Building Products — 0.7%
Grohe Holding GmbH (Germany),
5.49%, 1/15/14(a)	EUR	1,800	1,135,956
Nortek, Inc., Notes,
10.00%, 12/01/13	USD	8,660	3,615,550
Ply Gem Industries, Inc., Notes,
11.75%, 6/15/13		12,265	5,457,925

			10,209,431

Capital Markets — 0.3%
E*TRADE Financial Corp., Senior Unsecured Notes,
8.00%, 6/15/11		1,500	637,500
12.50%, 11/30/17(e)		8,404	3,823,820
12.50%, 11/30/17		1,000	455,000

			4,916,320

Chemicals — 0.6%
Airgas, Inc., Senior Subordinated Notes,
6.25%, 7/15/14		614	586,370
American Pacific Corp., Senior Unsecured Notes,
9.00%, 2/01/15		3,250	2,778,750
CPG International I, Inc., Senior Unsecured Notes,
10.50%, 7/01/13		2,450	1,151,500
Innophos, Inc., Senior Subordinated Notes,
8.88%, 8/15/14		3,075	2,521,500
MacDermid, Inc., Senior Subordinated Notes,
9.50%, 4/15/17(e)		5,360	1,849,200
Momentive Performance Materials, Inc., Senior Subordinated Notes,
11.50%, 12/01/16		4,610	864,375

			9,751,695

Commercial Services & Supplies — 1.9%
Aleris International, Inc., Senior Subordinated Notes,
10.00%, 12/15/16(h)		5,755	4,028
Aleris International, Inc., Toggle Notes,
9.75%, 12/15/14(g)(h)		2,450	1,470
Allied Waste North America, Inc., Notes,
6.13%, 2/15/14		5,500	5,170,000
Allied Waste North America, Inc., Senior Unsecured Notes,
7.38%, 4/15/14		1,015	961,713
ARAMARK Corp., Senior Unsecured Notes,
4.67%, 2/01/15(a)		3,000	2,287,500
8.50%, 2/01/15		2,190	2,014,800
Casella Waste Systems, Inc., Senior Subordinated Notes,
9.75%, 2/01/13		1,225	1,035,125
Corrections Corp. of America, Senior Notes,
7.50%, 5/01/11		1,200	1,203,000
Corrections Corp. of America, Senior Unsecured Notes,
6.75%, 1/31/14		350	335,125
DI Finance/DynCorp International, Senior Subordinated Notes,
9.50%, 2/15/13		2,606	2,456,155
Harland Clarke Holdings Corp., Senior Unsecured Notes,
5.98%, 5/15/15(a)		1,120	392,000
Corporate Bonds
9.50%, 5/15/15		1,360	600,100
Mobile Mini, Inc., Senior Unsecured Notes,
9.75%, 8/01/14		2,750	2,041,875
Park-Ohio Industries, Inc., Senior Subordinated Notes,
8.38%, 11/15/14		630	239,400
RBS Global, Inc./Rexnord LLC, Senior Notes,
8.88%, 9/01/16		1,810	1,357,500
Tyco International Finance SA (Luxembourg), Unsecured Notes,
8.50%, 1/15/19(d)		4,005	4,133,913
Viant Holdings, Inc., Senior Subordinated Notes,
10.13%, 7/15/17(e)		1,265	619,850
Waste Management, Inc., Senior Unsecured Notes,
7.38%, 3/11/19		2,855	2,911,883
Waste Services, Inc., Senior Subordinated Notes,
9.50%, 4/15/14		1,850	1,392,125

			29,157,562

Computer Services — 0.2%
SunGard Data Systems, Inc., Senior Unsecured Notes,
10.63%, 5/15/15(e)		4,280	3,745,000

Construction Materials — 0.3%
Dycom Industries, Inc., Senior Subordinated Notes,
8.13%, 10/15/15		1,150	908,500
ESCO Corp., Senior Unsecured Notes,
5.20%, 12/15/13(a)(e)		1,110	699,300
8.63%, 12/15/13(e)		2,900	2,204,000
Texas Industries, Inc., Senior Unsecured Notes,
7.25%, 7/15/13		1,105	834,275

			4,646,075

Containers & Packaging — 3.7%
Ball Corp., Senior Unsecured Notes,
6.63%, 3/15/18		655	636,988
Berry Plastics Corp., Notes,
8.88%, 9/15/14		520	291,200
5.84%, 2/15/15(a)		14,295	10,363,875
Cascades, Inc. (Canada), Senior Unsecured Notes,
7.25%, 2/15/13(d)		1,715	956,112
Crown European Holdings SA (France),
6.25%, 9/01/11	EUR	17,050	21,973,109
Graphic Packaging International, Inc., Senior Notes,
8.50%, 8/15/11	USD	2,755	2,383,075
Graphic Packaging International, Inc., Senior Subordinated Notes,
9.50%, 8/15/13		4,711	3,368,365
Impress Holdings BV (Netherlands), Notes,
4.22%, 9/15/13(a)(d)(e)		4,950	3,731,062
Owens Brockway Glass Container, Inc.,
6.75%, 12/01/14	EUR	4,130	4,938,419
Owens-Brockway Glass Container, Inc., Senior Unsecured Notes,
8.25%, 5/15/13	USD	1,675	1,683,375
Packaging Dynamics Finance Corp., Senior Subordinated Notes,
10.00%, 5/01/16(e)		470	198,575
Pregis Corp., Senior Subordinated Notes,
12.38%, 10/15/13		4,715	2,086,388

SEMI-ANNUAL REPORT	MARCH 31, 2009	21

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Containers & Packaging (concluded)
Rock-Tenn Co., Senior Unsecured Notes,
5.63%, 3/15/13	USD	3,252	$2,861,760
Smurfit-Stone Container Enterprises, Inc., Senior Unsecured Notes,
8.00%, 3/15/17(h)		1,330	159,600

			55,631,903

Diversified Financial Services — 7.3%
AES Ironwood LLC, Bonds,
8.86%, 11/30/25		3,467	3,050,814
AES Red Oak LLC, Bonds,
8.54%, 11/30/19		2,529	2,301,306
9.20%, 11/30/29		2,135	1,857,450
BCM Ireland Finance Ltd.,
11.58%, 2/15/17(a)(e)	EUR	4,116	273,434
BMS Holdings, Inc., Senior Unsecured Notes,
9.22%, 2/15/12(a)(e)(g)	USD	2,434	352,991
CCM Merger, Inc., Senior Unsecured Notes,
8.00%, 8/01/13(e)		2,310	947,100
Chukchansi Economic Development Authority, Unsecured Notes,
6.10%, 11/15/12(a)(e)		990	205,425
Chukchansi Economic Development Authority, Senior Unsecured Notes,
8.00%, 11/15/13(e)		445	96,787
Duloxetine Royalty (Cayman Islands), Secured Notes (acquired 9/30/05, cost $2,500,000),
13.00%, 10/15/13(d)(j)		1,900	1,748,000
Eagle-Picher, Inc., Escrow Bonds,
0.00%, 12/31/49(f)(k)		3,285	—
FCE Bank Plc (United Kingdom),
2.54%, 9/30/09(a)	EUR	1,995	2,412,013
7.13%, 1/16/12		15,050	13,596,928
Ford Motor Credit Co., Unsecured Notes,
5.70%, 1/15/10	USD	4,550	3,897,353
4.01%, 1/13/12(a)		1,900	1,197,000
General Motors Acceptance Corp. LLC, Senior Unsecured Notes,
6.88%, 8/28/12(e)		3,916	2,629,868
3.46%, 12/01/14(a)(e)		6,785	3,392,500
6.75%, 12/01/14(e)		18,472	10,734,818
8.00%, 11/01/31(e)		13,510	6,500,472
Icahn Enterprises LP/Icahn Enterprises Finance Corp., Senior Unsecured Notes,
8.13%, 6/01/12		4,445	3,778,250
7.13%, 2/15/13(l)		14,091	11,202,345
iPayment Investors LP, Subordinated Notes,
12.75%, 7/15/14(e)(g)		16,831	4,207,626
Leucadia National Corp., Senior Unsecured Note,
8.13%, 9/15/15		7,575	5,993,719
Marsico Parent Co. LLC, Senior Subordinated Notes,
10.63%, 1/15/16(e)		6,273	2,517,041
Marsico Parent Hold Co. LLC, Toggle Notes,
12.50%, 7/15/16(e)(g)		2,399	962,482
Marsico Parent Superhold Co. LLC, Senior Notes,
14.50%, 1/15/18(e)(g)		1,633	655,079
NSG Holdings LLC/NSG Holdings, Inc., Notes,
7.75%, 12/15/25(e)		10,470	8,271,300
Residential Capital LLC, Unsecured Notes,
8.38%, 6/30/10		30,602	14,076,920
Corporate Bonds
Southern Star Central Corp., Senior Notes,
6.75%, 3/01/16(e)		2,925	2,442,375

			109,301,396

Diversified Telecommunication Services — 10.8%
Asia Global Crossing Ltd. (Bermuda), Senior Unsecured Notes,
13.38%, 10/15/10(d)(h)		1,627	48,813
Broadview Networks Holdings, Inc., Notes,
11.38%, 9/01/12		7,135	4,138,300
Cincinnati Bell, Inc., Senior Unsecured Notes,
7.25%, 7/15/13		20,305	19,391,275
Digicel Group Ltd. (Bermuda), Toggle Notes,
9.88%, 1/15/15(d)(e)(g)		5,721	3,475,508
Digicel Group Ltd. (Bermuda), Unsecured Notes,
8.88%, 1/15/15(d)(e)		10,195	6,575,775
Frontier Communications Corp., Senior Unsecured Notes,
6.25%, 1/15/13		2,245	2,034,531
Inmarsat Finance Plc (United Kingdom), Senior Unsecured Notes,
7.63%, 6/30/12(d)		600	582,750
10.38%, 11/15/12(d)(i)		1,480	1,517,000
Intelsat Corp. (Bermuda), Senior Debentures,
6.88%, 1/15/28(d)		2,690	2,044,400
Intelsat Corp. (Bermuda), Senior Unsecured Notes,
9.25%, 8/15/14(d)(e)		950	893,000
9.25%, 6/15/16(d)(e)		7,810	7,224,250
Intelsat Subsidiary Holding Co. Ltd. (Bermuda), Senior Unsecured Notes,
8.50%, 1/15/13(d)(e)		3,000	2,827,500
8.88%, 1/15/15(d)(e)		2,260	2,096,150
Nordic Telephone Co. Holdings Aps (Denmark), Senior Unsecured Notes,
7.60%, 5/01/16(a)	EUR	2,400	2,519,032
8.88%, 5/01/16(d)(e)	USD	8,655	8,092,425
Orascom Telecom Finance SCA (Luxembourg), Senior Unsecured Notes,
7.88%, 2/08/14(d)(e)		1,440	921,600
Protostar I Ltd. (Bermuda), Notes,
18.00%, 10/15/12(d)(e)		10,499	5,774,196
Qwest Communications International, Inc., Senior Notes,
3.50%, 11/15/25		11,390	10,507,275
Qwest Communications International, Inc., Senior Unsecured Notes,
7.50%, 2/15/14		20,425	17,667,625
Qwest Corp., Debentures,
7.50%, 6/15/23		4,224	3,189,120
7.13%, 11/15/43		610	375,150
Qwest Corp., Unsecured Notes,
4.57%, 6/15/13(a)		2,000	1,715,000
7.50%, 10/01/14(l)		7,735	7,038,850
6.50%, 6/01/17(l)		3,170	2,631,100
Sprint Capital Corp., Senior Notes,
6.88%, 11/15/28		1,980	1,207,800
Sprint Capital Corp., Senior Unsecured Notes,
7.63%, 1/30/11(l)		18,140	16,779,500
Virgin Media Finance Plc (United Kingdom), Senior Unsecured Notes,
8.75%, 4/15/14(d)		2,665	2,518,425

22	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Diversified Telecommunication Services (concluded)
West Corp., Senior Subordinated Notes,
11.00%, 10/15/16	USD	8,580	$5,705,700
West Corp., Senior Unsecured Notes,
9.50%, 10/15/14		1,965	1,368,131
Wind Acquisition Finance SA (Luxembourg), Senior Unsecured Notes,
10.75%, 12/01/15(d)(e)		10,490	10,385,100
Windstream Corp., Senior Unsecured Notes,
8.13%, 8/01/13		6,295	6,200,575
8.63%, 8/01/16		5,430	5,334,975

			162,780,831

Electric Utilities — 2.6%
AES Eastern Energy LP, Pass-Through Certificates, Series 99-A,
9.00%, 1/02/17(l)		3,016	2,744,323
AES Eastern Energy LP, Pass-Through Certificates, Series 99-B,
9.67%, 1/02/29		500	440,000
Edison Mission Energy, Senior Unsecured Notes,
7.20%, 5/15/19		535	371,825
Elwood Energy LLC, Bonds,
8.16%, 7/05/26		4,233	3,229,349
Energy Future Holdings Corp., Toggle Notes,
12.00%, 11/01/17(g)		13,450	5,682,625
Entergy Texas, Inc., Mortgage Bonds,
7.13%, 2/01/19		3,125	3,055,047
FPL Energy National Wind Portfolio LLC, Bonds,
6.13%, 3/25/19(e)		461	406,325
Homer City Funding LLC, Senior Secured Notes,
8.73%, 10/01/26		1,155	935,550
Ipalco Enterprises, Inc., Notes,
8.63%, 11/14/11		1,960	1,871,800
7.25%, 4/01/16(e)		2,410	2,132,850
Mirant America Corp., Escrow Bonds,
0.00%, 12/31/49(e)(h)		1,880	—
0.00%, 12/31/49(e)(f)(h)(k)		3,270	—
Mirant Americas Generation LLC, Escrow Bonds,
0.00%, 12/31/49(f)(h)		1,215	—
National Power Corp. (Philippines), Bonds,
9.63%, 5/15/28(d)		10,200	9,180,000
Tenaska Alabama Partners LP, Bonds,
7.00%, 6/30/21(e)		811	625,531
Texas Competitive Electric Holdings Co. LLC, Senior Unsecured Notes,
10.25%, 11/01/15		8,560	4,280,000
Texas Competitive Electric Holdings Co. LLC, Toggle Notes,
11.25%, 11/01/16(e)(g)		11,430	4,286,250

			39,241,475

Electronic Equipment & Instruments — 0.1%
Sanmina-SCI Corp., Senior Subordinated Notes,
8.13%, 3/01/16		2,515	880,250

Energy Equipment & Services — 0.9%
Compagnie Generale de Geophysique (France), Senior Unsecured Notes,
7.75%, 5/15/17(d)		6,730	5,148,450
Hornbeck Offshore Services, Inc., Senior Unsecured Notes,
6.13%, 12/01/14		955	725,800
North American Energy Partners, Inc. (Canada), Senior Unsecured Notes,
8.75%, 12/01/11(d)		2,870	2,095,100
Corporate Bonds
Transocean, Inc. (Cayman Islands), Senior Unsecured Notes,
1.63%, 12/15/37(d)		6,905	6,343,969

			14,313,319

Food & Staples Retailing — 0.2%
Rite Aid Corp., Senior Secured Notes,
7.50%, 3/01/17		5,830	3,002,450

Food Products — 1.1%
AmeriQual Group LLC, Notes,
9.50%, 4/01/12(e)		625	375,000
Smithfield Foods, Inc., Senior Unsecured Notes,
7.75%, 7/01/17		1,415	877,300
Tyson Foods, Inc., Senior Unsecured Notes,
10.50%, 3/01/14(e)		15,000	15,300,000

			16,552,300

Health Care Equipment & Supplies — 1.8%
Biomet, Inc., Senior Unsecured Notes,
10.00%, 10/15/17		3,440	3,405,600
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes,
11.75%, 11/15/14		735	452,025
DJO Finance LLC/DJO Finance Corp., Senior Unsecured Notes,
10.88%, 11/15/14		20,245	15,031,912
Hologic, Inc., Senior Unsecured Notes,
2.00%, 12/15/37(i)		11,620	7,930,650

			26,820,187

Health Care Providers & Services — 1.4%
Community Health Systems, Inc., Senior Unsecured Notes,
8.88%, 7/15/15		2,595	2,452,275
Tenet Healthcare Corp., Notes,
9.00%, 5/01/15(e)		10,044	9,692,460
10.00%, 5/01/18(e)		9,854	9,533,745

			21,678,480

Hotels, Restaurants & Leisure — 1.2%
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Second Mortgage Bonds,
11.00%, 6/15/15(e)		2,115	63,450
Gaylord Entertainment Co., Senior Unsecured Notes,
8.00%, 11/15/13		3,215	2,121,900
Great Canadian Gaming Corp. (Canada), Senior Subordinated Notes,
7.25%, 2/15/15(d)(e)		2,870	2,066,400
Greektown Holdings LLC, Senior Notes,
10.75%, 12/01/13(e)(h)		2,698	134,900
Harrah’s Operating Co., Inc., Notes,
10.00%, 12/15/15(e)		3,003	930,930
10.00%, 12/15/18(e)		6,628	1,988,400
Harrah’s Operating Co., Inc., Senior Unsecured Notes,
10.75%, 2/01/16		5,790	1,100,100
Harrah’s Operating Co., Inc., Toggle Notes,
11.50%, 2/01/18		5,851	760,649
Little Traverse Bay Bands of Odawa Indians, Senior Unsecured Notes,
10.25%, 2/15/14(e)		1,075	430,000

SEMI-ANNUAL REPORT	MARCH 31, 2009	23

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Hotels, Restaurants & Leisure (concluded)
Mashantucket Western Pequot Tribe, Unsecured Notes,
8.50%, 11/15/15(e)	USD	35	$5,950
Scientific Games Corp., Senior Subordinated Debentures,
0.75%, 12/01/24(i)		1,360	1,241,000
Seneca Gaming Corp., Senior Unsecured Notes,
7.25%, 5/01/12		3,700	2,363,375
Snoqualmie Entertainment Authority, Senior Unsecured Notes,
5.38%, 2/01/14(a)(e)		1,220	305,000
Virgin River Casino Corp., Notes,
9.00%, 1/15/12(h)		14,355	1,435,500
Waterford Gaming LLC, Senior Notes,
8.63%, 9/15/14(e)		4,063	2,437,800

			17,385,354

Household Durables — 0.9%
American Greetings Corp., Senior Unsecured Notes,
7.38%, 6/01/16		210	102,900
Ames True Temper, Inc., Senior Unsecured Notes,
5.09%, 1/15/12(a)		5,865	3,870,900
Centex Corp., Unsecured Notes,
4.55%, 11/01/10		590	536,900
Jarden Corp., Senior Subordinated Notes,
7.50%, 5/01/17		2,465	1,984,325
KB Home, Senior Unsecured Notes,
6.38%, 8/15/11		5,430	4,887,000
Stanley-Martin Communities LLC, Senior Subordinated Notes,
9.75%, 8/15/15		4,970	1,491,000

			12,873,025

Independent Power Producers & Energy Traders — 1.9%
NRG Energy, Inc., Senior Unsecured Notes,
7.25%, 2/01/14		2,175	2,044,500
7.38%, 2/01/16		28,800	26,784,000

			28,828,500

Industrial Conglomerates — 0.1%
Icahn Enterprises LP, Senior Unsecured Notes,
4.00%, 8/15/13(a)(e)		2,155	1,112,196

Insurance — 0.3%
Americo Life, Inc., Senior Unsecured Notes,
7.88%, 5/01/13(e)		6,000	3,900,000
USI Holdings Corp., Senior Unsecured Notes,
5.11%, 11/15/14(a)(e)		1,760	827,200

			4,727,200

Iron/Steel — 0.2%
California Steel Industries, Inc., Senior Unsecured Notes,
6.13%, 3/15/14		1,990	1,383,050
RathGibson, Inc., Senior Unsecured Notes,
11.25%, 2/15/14		910	191,100
Ryerson, Inc., Notes,
8.55%, 11/01/14(a)(e)		1,930	998,775
12.25%, 11/01/15(e)		610	346,175

			2,919,100

IT Services — 0.4%
Alliance Data Systems Corp., Senior Unsecured Notes,
1.75%, 8/01/13(e)		9,345	6,599,906

Life Sciences Tools & Services — 0.1%
Bio-Rad Laboratories, Inc., Senior Subordinated Notes,
7.50%, 8/15/13		1,270	1,219,200

Machinery — 0.8%
Accuride Corp., Senior Subordinated Notes,
8.50%, 2/01/15		4,180	888,250
American Railcar Industries, Inc., Senior Unsecured Notes,
7.50%, 3/01/14		690	479,550
Ingersoll-Rand Co. Ltd. (Bermuda), Senior Unsecured Notes,
4.50%, 4/15/12(d)		720	720,000
Ingersoll-Rand Global Holding Co. Ltd (Bermuda), Unsecured Notes,
9.50%, 4/15/14(d)		5,710	5,709,543
Synventive Molding Solutions,
14.00%, 7/14/11		500	275,000
Titan International, Inc., Senior Unsecured Notes,
8.00%, 1/15/12		5,370	4,188,600

			12,260,943

Marine — 0.2%
Horizon Lines, Inc., Senior Unsecured Notes,
4.25%, 8/15/12		6,025	2,884,469
Navios Martime Holding, Inc. (Marshall Island), Senior Unsecured Notes,
9.50%, 12/15/14(d)		1,198	682,860

			3,567,329

Media — 9.0%
Adelphia Communications Corp., Escrow Bonds,
0.00%, 12/31/49(f)(h)		1,125	14,063
0.00%, 12/31/49(h)		1,925	—
Cablevision Systems Corp., Senior Unsecured Notes,
8.33%, 4/01/09(a)		15,110	15,110,000
8.00%, 4/15/12		325	316,063
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Unsecured Notes,
8.75%, 11/15/13		13,245	11,059,575
Cengage Learning Acquisitions, Inc., Senior Unsecured Notes,
10.50%, 1/15/15(e)		27,255	13,968,188
Charter Communications Holdings II LLC, Senior Unsecured Notes,
10.25%, 9/15/10(h)		6,625	5,896,250
Charter Communications Holdings II LLC, Unsecured Notes,
10.25%, 9/15/10(h)		3,185	2,866,500
Charter Communications Operating LLC/Charter Communications Operating Capital, Senior Unsecured Notes,
8.38%, 4/30/14(e)(h)		700	616,000
CMP Susquehanna Corp., Senior Subordinated Notes,
9.88%, 5/15/14		4,000	150,000

24	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Media (concluded)
Cox Communications, Inc., Unsecured Notes,
8.38%, 3/01/39(e)	USD	10,025	$9,405,956
CSC Holdings, Inc., Senior Unsecured Notes,
8.50%, 4/15/14(e)		4,050	3,989,250
DirecTV Holdings LLC/DirecTV Financing Co., Unsecured Notes,
8.38%, 3/15/13		6,380	6,451,775
DISH DBS Corp., Senior Notes,
6.38%, 10/01/11		3,000	2,895,000
DISH DBS Corp., Senior Unsecured Notes,
7.00%, 10/01/13		12,675	11,756,062
Idearc, Inc., Senior Unsecured Notes,
8.00%, 11/15/16(h)		2,000	52,500
ION Media Networks, Inc., Senior Subordinate Notes,
11.00%, 7/31/13		159	595
Lamar Advertising Co., Unsecured Notes,
2.88%, 12/31/10		2,880	2,638,800
Liberty Media Corp., Senior Debentures,
3.13%, 3/30/23		1,400	1,086,750
Local Insight Regatta Holdings, Inc., Senior Subordinated Notes,
11.00%, 12/01/17		3,198	743,535
Mediacom Broadband LLC/Mediacom Broadband Corp., Senior Unsecured Notes,
8.50%, 10/15/15		3,385	3,046,500
Mediacom LLC/Mediacom Capital Corp., Senior Unsecured Notes,
9.50%, 1/15/13		1,825	1,706,375
Network Communications, Inc., Senior Unsecured Notes,
10.75%, 12/01/13		2,215	312,869
Nielsen Finance LLC/Nielsen Finance Co.,
9.00%, 8/01/14	EUR	950	896,143
Nielsen Finance LLC/Nielsen Finance Co., Senior Unsecured Notes,
11.63%, 2/01/14(e)	USD	1,760	1,586,200
10.00%, 8/01/14		13,090	11,257,400
12.50%, 8/01/16(i)		620	257,300
Rainbow National Services LLC, Senior Notes,
8.75%, 9/01/12(e)		2,400	2,400,000
Rainbow National Services LLC, Senior Subordinated Notes,
10.38%, 9/01/14(e)		8,143	8,305,860
Time Warner Cable, Inc., Senior Unsecured Notes,
7.50%, 4/01/14		9,500	9,686,086
8.63%, 4/01/19		3,100	3,185,628
Virgin Media, Inc., Senior Unsecured Notes,
6.50%, 11/15/16(e)		7,875	4,232,812

			135,890,035

Metals & Mining — 2.3%
Barrick Gold Corp. (Canada), Unsecured Notes,
6.95%, 4/01/19(d)		4,060	4,078,526
BHP Billiton Finance USA Ltd. (Australia), Senior Unsecured Notes,
6.50%, 3/18/19(d)		9,065	9,184,114
Century Aluminum Co., Senior Unsecured Notes,
7.50%, 8/15/14		2,605	1,120,150
CII Carbon LLC, Senior Subordinated Notes,
11.13%, 11/15/15(e)		3,010	1,775,900
Evraz Group SA (Luxembourg), Unsecured Notes,
8.88%, 4/24/13(d)(e)		4,350	2,762,250
9.50%, 4/24/18(d)(e)		2,930	1,626,150
FMG Finance Property Ltd. (Australia), Notes,
5.26%, 9/01/11(a)(d)(e)		2,780	2,363,000
10.63%, 9/01/16(d)(e)		2,465	2,070,600
Freeport-McMoRan Copper & Gold, Inc., Senior Unsecured Notes,
7.08%, 4/01/15(a)		5,412	4,451,370
Novelis, Inc. (Canada), Senior Unsecured Notes,
7.25%, 2/15/15(d)		1,575	630,000
Steel Dynamics, Inc., Senior Unsecured Notes,
7.38%, 11/01/12		3,005	2,343,900
Vedanta Resources Plc (United Kingdom), Senior Unsecured Notes,
9.50%, 7/18/18(d)(e)		3,960	2,494,800

			34,900,760

Oil, Gas & Consumable Fuels — 12.7%
Arch Western Finance LLC, Senior Notes,
6.75%, 7/01/13		5,085	4,652,775
Atlas Energy Resources LLC, Senior Unsecured Notes,
10.75%, 2/01/18(e)		11,540	8,424,200
Atlas Pipeline Partners LP, Senior Unsecured Notes,
8.75%, 6/15/18(e)		4,500	2,520,000
Berry Petroleum Co., Senior Subordinated Notes,
8.25%, 11/01/16		815	448,250
Chesapeake Energy Corp., Senior Unsecured Notes,
9.50%, 2/15/15		17,745	17,257,012
6.38%, 6/15/15		4,670	3,934,475
6.63%, 1/15/16		2,040	1,698,300
7.25%, 12/15/18		4,205	3,453,356
6.88%, 11/15/20		300	234,750
2.25%, 12/15/38		5,100	2,626,500
Cimarex Energy Co., Senior Unsecured Notes,
7.13%, 5/01/17		3,115	2,507,575
Compton Petroleum Finance Corp. (Canada), Senior Notes,
7.63%, 12/01/13(d)		5,025	1,582,875
Connacher Oil and Gas Ltd. (Canada), Notes,
10.25%, 12/15/15(d)(e)		7,935	2,499,525
Corral Petroleum Holdings AB (Sweden), Toggle Notes,
2.59%, 4/15/10(a)(d)(e)(g)		1,172	590,287
Denbury Resources, Inc., Senior Subordinated Notes,
7.50%, 4/01/13		185	167,425
7.50%, 12/15/15		4,150	3,610,500
9.75%, 3/01/16		5,885	5,679,025
Drummond Co., Inc., Senior Unsecured Notes,
7.38%, 2/15/16(e)		3,460	2,249,000
Dynegy Holdings, Inc., Senior Unsecured Notes,
8.38%, 5/01/16		1,515	1,026,412
7.75%, 6/01/19		4,182	2,718,300
Dynegy Roseton/Danskammer, Pass-Through Certificates, Series B,
7.67%, 11/08/16		5,225	3,957,938
El Paso Corp., Senior Unsecured Notes,
8.25%, 2/15/16		5,000	4,675,000
Encore Acquisition Co., Senior Subordinated Notes,
6.00%, 7/15/15		3,400	2,499,000
EXCO Resources, Inc., Notes,
7.25%, 1/15/11		4,255	3,297,625

SEMI-ANNUAL REPORT	MARCH 31, 2009	25

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Oil, Gas & Consumable Fuels (concluded)
Forest Oil Corp., Senior Unsecured Notes,
8.50%, 2/15/14(e)(l)	USD	13,360	$12,391,400
7.25%, 6/15/19		1,955	1,544,450
7.25%, 6/15/19(e)		8,390	6,628,100
Foundation Pennsylvania Coal Co. LLC, Senior Unsecured Notes,
7.25%, 8/01/14		3,225	2,926,688
Frontier Oil Corp., Escrow Bonds,
0.00%, 12/31/49(f)(h)		500	—
Hess Corp., Unsecured Notes,
8.13%, 2/15/19		5,765	5,942,966
Kinder Morgan Finance Co. ULC (Canada), Senior Unsecured Notes,
5.35%, 1/05/11(d)		6,450	6,159,750
Marathon Oil Corp., Senior Unsecured Notes,
7.50%, 2/15/19		3,220	3,244,115
Massey Energy Co., Senior Unsecured Notes,
3.25%, 8/01/15		11,900	7,288,750
Newfield Exploration Co., Senior Subordinated Notes,
6.63%, 9/01/14		1,380	1,248,900
6.63%, 4/15/16		1,700	1,521,500
7.13%, 5/15/18		895	792,075
OPTi, Inc. (Canada), Notes,
7.88%, 12/15/14(d)		5,555	2,430,312
8.25%, 12/15/14(d)		9,730	4,354,175
Overseas Shipholding Group, Inc., Debentures,
8.75%, 12/01/13		3,980	3,343,200
Peabody Energy Corp., Senior Unsecured Notes,
6.88%, 3/15/13		4,700	4,582,500
PetroHawk Energy Corp., Senior Unsecured Notes,
10.50%, 8/01/14(e)		4,855	4,830,725
7.88%, 6/01/15(e)		5,280	4,646,400
Range Resources Corp., Senior Subordinated Notes,
7.38%, 7/15/13		2,325	2,202,938
Sabine Pass LNG LP, Notes,
7.50%, 11/30/16		1,500	1,005,000
SandRidge Energy, Inc., Senior Unsecured Notes,
5.06%, 4/01/14(a)		2,250	1,351,334
8.00%, 6/01/18(e)		6,300	4,630,500
SandRidge Energy, Inc., Toggle Notes,
9.38%, 4/01/15 (g)		4,065	2,642,250
Southwestern Energy Co., Senior Unsecured Notes,
7.50%, 2/01/18(e)		2,165	2,089,225
Swift Energy Co., Senior Unsecured Notes,
7.13%, 6/01/17		3,950	2,291,000
Tennessee Gas Pipeline Co., Senior Unsecured Notes,
8.00%, 2/01/16(e)		4,390	4,390,000
Whiting Petroleum Corp., Senior Subordinated Notes,
7.25%, 5/01/12		855	703,238
7.25%, 5/01/13		4,070	3,194,950
The Williams Cos., Inc., Index Linked Security,
3.44%, 10/01/10(a)(e)(l)		2,110	1,975,749
The Williams Cos., Inc., Senior Unsecured Notes,
8.75%, 1/15/20(e)		4,555	4,532,225
7.88%, 9/01/21		3,540	3,274,500

			190,469,020

Paper & Forest Products — 1.4%
Ainsworth Lumber Co. Ltd. (Canada), Toggle Notes,
11.00%, 7/29/15(d)(e)		2,412	699,448
Boise Cascade LLC, Senior Subordinated Notes,
7.13%, 10/15/14		2,679	1,098,390
Bowater, Inc., Debentures,
9.00%, 8/01/09		7,190	1,797,500
Bowater, Inc., Senior Unsecured Notes,
4.32%, 3/15/10(a)		3,455	449,150
Catalyst Paper Co. (Canada), Senior Unsecured Notes,
7.38%, 3/01/14(d)		2,275	807,625
Domtar Corp., Unsecured Notes,
7.88%, 10/15/11		1,685	1,364,850
Georgia-Pacific LLC, Senior Unsecured Notes,
8.13%, 5/15/11		2,700	2,683,125
NewPage Corp., Notes,
10.00%, 5/01/12		21,190	7,363,525
Verso Paper Holdings LLC/Verso Paper, Inc., Notes,
4.92%, 8/01/14(a)		1,825	529,250
9.13%, 8/01/14		7,790	2,921,250
Verso Paper Holdings LLC/Verso Paper, Inc., Senior Subordinated Notes,
11.38%, 8/01/16		3,465	814,275

			20,528,388

Pharmaceuticals — 0.8%
Angiotech Pharmaceutical, Inc. (Canada), Senior Unsecured Notes,
5.01%, 12/01/13(a)(d)		9,430	6,129,500
Axcan Intermediate Holdings, Inc., Senior Unsecured Notes,
12.75%, 3/01/16		4,540	4,233,550
Catalent Pharma Solutions, Inc.,
9.75%, 4/15/17	EUR	630	83,702
Catalent Pharma Solutions, Inc., Toggle Notes,
9.50%, 4/15/15	USD	4,460	1,070,400
Elan Finance Plc/Elan Finance Corp. (Ireland), Senior Unsecured Notes,
8.88%, 12/01/13(d)		615	492,000

			12,009,152

Professional Services — 0.4%
FTI Consulting, Inc., Senior Unsecured Notes,
7.75%, 10/01/16		2,905	2,897,738
U.S. Investigations Services, Inc., Unsecured Notes,
10.50%, 11/01/15(e)		4,100	3,126,250

			6,023,988

Real Estate — 0.2%
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Subordinated Notes (acquired 9/16/05 through 2/3/09, cost $3,212,496),
0.00%, 6/30/15(i)(j)		2,878	1,036,152
Realogy Corp., Senior Subordinated Notes,
12.38%, 4/15/15		3,295	560,150
Realogy Corp., Senior Unsecured Notes,
10.50%, 4/15/14		2,935	821,800
Tropicana Entertainment LLC/Tropicana Finance Corp., Senior Subordinated Notes,
9.63%, 12/15/14(h)		685	1,712

			2,419,814

Real Estate Investment Trusts — 0.2%
HCP, Inc., Senior Unsecured Notes,
5.65%, 12/15/13		3,160	2,378,627

26	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Retail — 1.0%
Buffets, Inc., Senior Unsecured Notes,
12.50%, 11/01/14(e)(h)	USD	1,980	$198
Dollar General Corp., Senior Unsecured Notes,
10.63%, 7/15/15		6,570	6,553,575
General Nutrition Centers, Inc., Senior Subordinated Notes,
10.75%, 3/15/15		6,590	4,744,800
General Nutrition Centers, Inc., Toggle Notes,
6.40%, 3/15/14(a)		5,345	3,340,625
Lazydays RV Center, Inc., Senior Notes,
11.75%, 5/15/12(h)		4,240	254,400
Michaels Stores, Inc., Senior Subordinated Notes,
11.38%, 11/01/16		1,905	704,850
Michaels Stores, Inc., Senior Unsecured Notes,
10.00%, 11/01/14		455	214,419

			15,812,867

Road & Rail — 0.3%
CSX Corp., Senior Unsecured Notes,
7.38%, 2/01/19		4,195	3,886,428

Semiconductors & Semiconductor Equipment — 0.1%
Spansion LLC, Notes,
4.39%, 6/01/13(a)(e)(h)		4,155	934,875
Teradyne, Inc., Senior Unsecured Notes,
4.50%, 3/15/14		315	315,000

			1,249,875

Software — 0.2%
First Data Corp., Senior Unsecured Notes,
9.88%, 9/24/15		6,250	3,656,250

Specialty Retail — 0.7%
Asbury Automotive Group, Inc., Senior Subordinated Notes,
8.00%, 3/15/14		1,700	824,500
7.63%, 3/15/17		1,590	747,300
Group 1 Automotive, Inc., Senior Unsecured Notes,
2.25%, 6/15/36(i)		3,320	1,722,250
Penske Auto Group, Inc., Senior Subordinated Notes,
7.75%, 12/15/16		4,950	2,475,000
Rent-A-Center, Inc., Senior Subordinated Notes,
7.50%, 5/01/10		680	664,700
Sunstate Equipment Co. LLC, Notes,
10.50%, 4/01/13(e)		7,760	4,112,800

			10,546,550

Textiles, Apparel & Luxury Goods — 0.1%
Levi Strauss & Co., Senior Unsecured Notes,
8.88%, 4/01/16		1,600	1,240,000
Quiksilver, Inc., Senior Unsecured Notes,
6.88%, 4/15/15		2,000	760,000

			2,000,000

Tobacco — 0.7%
Altria Group, Inc., Senior Unsecured Notes,
10.20%, 2/06/39		4,890	4,995,316
Vector Group Ltd., Notes,
11.00%, 8/15/15		6,400	5,120,000

			10,115,316

Trading Companies & Distributors — 0.1%
Russel Metals, Inc. (Canada), Senior Subordinated Notes,
6.38%, 3/01/14(d)		1,625	1,308,125

Travel Services — 0.0%
Travelport LLC, Senior Subordinated Notes,
11.88%, 9/01/16		1,000	295,000

Wireless Telecommunication Services — 4.9%
American Tower Corp., Senior Unsecured Notes,
5.00%, 2/15/10		4,270	4,270,000
7.50%, 5/01/12		5,025	5,050,125
7.13%, 10/15/12		580	582,900
Cricket Communications, Inc., Senior Unsecured Notes,
9.38%, 11/01/14		10,040	9,563,100
10.00%, 7/15/15(e)		6,000	5,775,000
Crown Castle International Corp., Senior Unsecured Notes,
9.00%, 1/15/15		2,355	2,360,887
FiberTower Corp., Notes,
9.00%, 11/15/12(e)		3,120	994,500
9.00%, 11/15/12		1,170	372,938
iPCS, Inc., Notes,
3.30%, 5/01/13(a)		12,130	9,097,500
Leap Wireless International, Inc., Senior Unsecured Notes,
4.50%, 7/15/14(e)		3,060	2,272,050
MetroPCS Wireless, Inc., Senior Unsecured Notes,
9.25%, 11/01/14		14,666	14,226,020
9.25%, 11/01/14(e)		5,040	4,863,600
Nextel Communications, Inc., Senior Notes,
6.88%, 10/31/13		1,140	649,800
7.38%, 8/01/15		3,900	2,067,000
Sprint Nextel Corp., Unsecured Notes,
1.63%, 6/28/10(a)		5,020	4,645,714
Verizon Wireless Capital LLC, Senior Unsecured Notes,
5.55%, 2/01/14(e)(l)		7,500	7,506,270

			74,297,404

Total Corporate Bonds — 79.4%			1,195,235,295

Floating Rate Loan Interests
Air Transportation — 0.0%
Northwest Airlines Corp., Trade Claim Participation,
0.00%, 12/31/49(a)		8,100	10,125

Auto Components — 0.4%
Navistar International Corp., Revolving Term Loan,
3.73%, 1/19/12(a)		1,449	1,126,597
Navistar International Corp., Term Advance,
3.73%, 1/19/12(a)		5,683	4,418,792

			5,545,389

Business Services — 0.7%
Turbo Beta Ltd., Dollar Facility,
14.50%, 3/15/18(a)		13,128	10,502,092

SEMI-ANNUAL REPORT	MARCH 31, 2009	27

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)		Value
Floating Rate Loan Interests
Chemicals — 0.7%
PQ Corp. (aka Niagara Acquisition, Inc.), Loan (Second Lien) (acquired 5/13/08, cost $9,191,250),
7.68%, 7/30/15(a)(j)	USD	10,750	$3,762,500
PQ Corp. (aka Niagara Acquisition, Inc.), Original Term Loan (First Lien),
7.02%, 7/30/14(a)		197	116,648
4.46%, 7/31/14(a)		3,525	2,088,563
Solutia, Inc., Term Loan,
8.50%, 2/28/14(a)		3,759	2,435,054
Wellman Holdings, Inc., Second Lien,
10.00%, 1/29/19(a)(e)		2,690	2,690,000

			11,092,765

Construction Materials — 0.1%
Building Materials Corp. of America, Term Loan,
3.88%, 2/22/14(a)		2,508	1,750,815
Building Materials Corp. of America, Term Loan B,
5.00%, 2/24/14(a)		6	4,399

			1,755,214

Diversified Financial Services — 0.6%
Wind Finance SL S.A. (Luxembourg), Euro Facility (Second Lien),
7.44%, 11/26/14(a)	EUR	8,120	9,322,211

Entertainment & Leisure — 0.2%
EB Sports Corp., Loan,
8.98%, 5/01/12(a)	USD	334	251,005
8.99%, 5/01/12(a)		621	466,976
10.77%, 5/01/12(a)		5,483	1,370,847
HIT Entertainment, Inc. (United Kingdom), Term Loan (Second Lien),
6.74%, 1/31/13(a)(d)		1,500	375,000

			2,463,828

Finance — 0.9%
Affinion Group Holdings, Inc., Loan,
9.87%, 3/01/12(a)		7,900	3,555,000
BLB Worldwide Holdings, Inc. (Wembley, Inc.), Second Priority Term Loan,
6.50%, 8/31/12(a)		500	176,724
Hawker Beechcraft Acquisition Co. LLC, LC Facility Deposit,
1.36%, 3/31/14(a)		91	40,685
Hawker Beechcraft Acquisition Co. LLC, Term Loan,
2.80%, 3/31/14(a)		1,032	463,264
4.80%, 3/31/14(a)		508	227,835
Kabel Deutschland Holdings GMBH (Germany), PIK,
11.26%, 12/15/14(a)	EUR	2,631	2,012,333
Marsico Parent Co. LLC, Term Loan,
4.50%, 11/14/14(a)	USD	417	198,123
5.41%, 11/14/14(a)		163	77,446
5.81%, 11/14/14(a)		652	309,782
6.25%, 11/14/14(a)		163	77,446
Wind Acquisition Holdings Finance S.A. (Luxembourg), Dollar PIK Loan,
8.39%, 12/21/11(a)(d)		7,080	4,955,728
Wind Finance SL S.A. (Luxembourg), Dollar Facility (Second Lien),
7.99%, 12/17/14(a)(d)		2,250	1,938,751

			14,033,117

Health Care Providers & Services — 1.0%
Community Health Systems, Inc., Delayed Draw,
2.73%, 7/25/14(a)		198	170,579
Community Health Systems, Inc., Funded Term Loan,
2.73%, 6/18/14(a)		341	294,056
3.44%, 7/25/14(a)		3,536	3,049,625
HCA, Inc., Tranche A-1 Term Loan,
3.46%, 11/19/12(a)		12,661	10,904,088

			14,418,348

Independent Power Producers & Energy Traders — 0.2%
NRG Energy, Inc., Credit-Linked Deposit,
1.36%, 2/01/13(a)		905	811,290
NRG Energy, Inc., Term Loan,
2.74%, 2/01/13(a)		1,316	1,179,491
3.75%, 2/01/13(a)		380	340,811

			2,331,592

Manufacturing — 0.7%
Allison Transmission, Inc., Term Loan,
3.20%, 8/07/14(a)		4,305	2,839,775
Delphi Corp., Initial Tranche C Loan (DIP),
10.50%, 6/30/09(a)		14,965	2,084,449
Delphi Corp., Subsequent Tranche C Loan (DIP),
10.50%, 6/30/09(a)		1,560	217,281
Georgia-Pacific LLC, Term B Loan,
2.41%, 12/20/12(a)		237	208,448
3.29%, 12/20/12(a)		353	310,431
3.46%, 12/20/12(a)		179	157,898
Navistar International Corp., Revoloving Credit-Linked Deposit,
3.72%, 1/19/12(a)		618	480,236
Stile Acquisition Corp. (aka Masonite), Canadian Term Loan,
6.75%, 4/05/13(a)		6,525	2,551,832
Stile U.S. Acquisition Corp. (aka Masonite), U.S. Term Loan,
6.25%, 4/05/13(a)		6,097	2,384,652

			11,235,002

Media — 0.4%
Newsday, LLC, Fixed Rate Term Loan,
9.75%, 8/01/13(a)		3,805	3,448,281
Nielsen Finance LLC, Dollar Term Loan,
2.45%, 8/09/13(a)		816	634,011
Nielsen Finance, LLC, Dollar Term Loan,
2.53%, 8/09/13(a)		2,417	1,877,286

			5,959,578

Medical & Medical Services — 0.1%
Rotech Healthcare, Inc., Term Loan,
6.48%, 9/26/11(a)		3,054	916,109

Motor Vehicles — 0.6%
Dana Holding Corp., Term Advance,
7.25%, 1/31/15(a)		10,611	2,405,193
Ford Motor Co., Term Loan,
3.56%, 12/16/13(a)		7,500	3,572,917
General Motors Corp., Loan,
8.00%, 11/17/13(a)		5,706	2,360,994

			8,339,104

28	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Floating Rate Loan Interests
Multi-Utilities — 1.2%
Calpine Corp., First Priority Term Loan,
4.34%, 3/29/14(a)	USD 2,032	$1,546,552
MACH Gen LLC, Synthetic L/C Loan (First Lien),
1.22%, 2/22/14(a)	460	335,728
MACH Gen LLC, Term C Loan,
8.76%, 12/31/49(a)	4,268	2,471,655
Texas Competitive Electric Holdings Co. LLC (TXU), Initial Tranche B-1 Term Loan,
4.03%, 10/10/14(a)	1,282	842,946
4.04%, 10/10/14(a)	10	6,468
Texas Competitive Electric Holdings Co. LLC (TXU), Initial Tranche B-2 Term Loan,
4.03%, 10/10/14(a)	2,681	1,763,340
4.45%, 10/10/14(a)	21	13,564
Texas Competitive Electric Holdings Co. LLC (TXU), Initial Tranche B-3 Term Loan,
3.98%, 10/10/14(a)	42	27,814
4.04%, 10/10/14(a)	16,538	10,847,325
4.45%, 10/10/14(a)	127	83,441
Texas Competitive Electric Holdings Co., LLC (TXU), Initial Tranche Term Loan,
4.04%, 10/10/14(a)	7	4,521

		17,943,354

Oil, Gas & Consumable Fuels — 0.2%
Dynegy Holdings, Inc., Term L/C Loan,
1.98%, 4/02/13(a)	2,789	2,416,175
Dynegy Holdings, Inc., Tranche B Term Loan,
1.98%, 4/02/13(a)	134	116,357

		2,532,532

Paper & Forest Products — 0.5%
Ainsworth Lumber Co. Ltd. (Canada), Term Loan,
5.50%, 6/12/14(a)(d)	2,000	1,410,000
Georgia-Pacific Corp., Term B Loan,
3.29%, 12/20/12(a)	6,596	5,802,599
Verso Paper Finance Holdings LLC, Loan,
7.70%, 2/01/13(a)	7,698	384,889

		7,597,488

Publishing & Printing — 0.8%
HMH Publishing Co. Ltd. (aka Education Media), Mezzanine,
5.26%, 11/14/14(a)	22,384	6,715,329
HMH Publishing Co. Ltd. (aka Education Media), Tranche A Term Loan,
8.26%, 11/14/14(a)	8,744	5,388,474

		12,103,803

Real Estate — 0.3%
Realogy Corp., Initial Term B Loan,
3.52%, 10/10/13(a)	6,287	3,571,156
Realogy Corp., Synthetic LC,
3.09%, 10/10/13(a)	1,826	1,037,431

		4,608,587

Road & Rail — 0.1%
Avis Budget Car Rental LLC, Term Loan,
4.93%, 4/19/12(a)	3,989	1,637,659

Semiconductor Equipment — 0.0%
Applied Tech Products Corp., Tranche A Term Loan,
12.32%, 10/24/10(a)	357	245,768
Applied Tech Products Corp., Tranche B Term Loan,
14.69%, 4/24/11(a)	669	—
Applied Tech Products Corp., Tranche C Term Loan,
19.75%, 10/24/11(a)	266	—
Electrical Components International Holdings Co. (ECI), Term Loan (Second Lien),
11.50%, 5/19/14(a)	1,000	100,000

		345,768

Telecommunications — 0.1%
Hawaiian Telecom Communications, Inc., Tranche C Term Loan,
4.75%, 5/30/14(a)	4,809	2,171,016

Travel Services — 0.1%
Travelport LLC (AKA Travelport, Inc.) Loan,
8.94%, 3/22/12(a)	10,402	1,976,377

Wireless Telecommunication Services — 1.0%
SBA Communications Corp., Term Loan,
2.82%, 11/01/10(a)	17,030	15,156,700

Total Floating Rate Loan Interests — 10.9%		163,997,758

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 2.8%
Crown Castle Towers LLC, Series 05-1A, Class AFL,
0.94%, 6/15/35(a)	15,715	14,300,650
Crown Castle Towers LLC, Series 05-1A, Class AFX,
4.64%, 6/15/35(e)	20,370	19,453,350
Global Signal Trust, Series 06-1, Class A2,
5.45%, 2/15/36	9,610	8,985,350

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 2.8%		42,739,350

	Shares
Preferred Stocks
Building Products — 0.4%
Louisiana-Pacific Corp., Unsecured Notes,
13.00%(c)(e)	6,000	5,100,000

Diversified Financial Services — 0.0%
Marsico Parent Superhold Co. LLC,
16.75%(c)(e)	407	162,800

Total Preferred Stocks — 0.4%		5,262,800

Warrants
Insurance — 0.0%
ATH Holdings, Inc. (issued 12/21/05, expiring
10/24/15, strike price $0.01)(c)	136	—

Machinery — 0.0%
Synventive Molding Solutions (issued 08/06/08, expiring 01/15/13, strike price $0.01)(c)	1	—

Medical & Medical Services — 0.0%
HealthSouth Corp. (issued 07/28/06, expiring 01/16/11, strike price $0.01)(c)	52,113	—

SEMI-ANNUAL REPORT	MARCH 31, 2009	29

Schedule of Investments (continued)	High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

	Shares		Value
Warrants
Plastics — 0.0%
ATEP Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $0.01)(c)		136	$—
ATPP Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $0.01)(c)		136	—
ATPR Holdings, Inc. (issued 12/21/05, expiring 10/24/15, strike price $0.01)(c)		136	—

Total Warrants — 0.0%			—

Total Long-Term Investments (Cost — $1,937,716,839) — 94.6%			1,423,548,987

	Beneficial Interest/ Shares
Short-Term Securities
Institutional Money Market Trust, 0.70%(m)(n)(o)	USD	233,200	233,200
BlackRock Liquidity Funds, TempFund, 0.60%(n)(o)		73,516,765	73,516,765

Total Short-Term Securities (Cost — $73,749,965) — 4.9%			73,749,965

	Contracts
Options Purchased
Over-the-Counter Call Options Purchased
Marsico Parent Superhold Co. LLC, Strike Price $942.860, Expires 12/31/49(c)
(Cost — $104,182) — 0.0%		107	170,480

Total Investments (Cost — $2,011,570,986*) — 99.5%			1,497,469,432
Other Assets in Excess of Liabilities — 0.5%			8,026,338

Net Assets — 100.0%			$1,505,495,770

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$2,015,540,735

Gross unrealized appreciation	$16,690,584
Gross unrealized depreciation	(534,761,887)

Net unrealized depreciation	$(518,071,303)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(c)	Non-income producing security.

(d)	U.S. dollar denominated security issued by foreign domiciled entity.

(e)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(f)	Security held in escrow for future payments.

(g)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(h)	Issuer filed for bankruptcy and/or is in default of interest payments.

(i)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the effective yield at the time of purchase.

(j)	Restricted security as to resale. As of report date the Portfolio held 0.4% of its net assets, with a current market value of $6,546,652 and an original cost of $14,903,746 in these securities.

(k)	Security, or a portion of security, is on loan.

(l)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(m)	Security purchased with the cash proceeds from securities loans.

(n)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Sales Cost		Income
BlackRock Liquidity Funds, TempFund	$73,516,765	**	$—		$34,403
Institutional Money Market Trust	—		$9,520	***	$1,159

**	Represents net purchase cost.

***	Represents net sales cost.

(o)	Represents current yield as of report date.

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	58,776,001	EUR	45,669,000	Citibank, N.A.	5/20/09	$(1,900,395)
USD	772,544	CAD	1,000,000	Citibank, N.A.	6/10/09	(21,196)

Total						$(1,921,591)

•	Credit default swaps on single-name issues - buy protection outstanding as of March 31, 2009 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Harrahs Entertainment, Inc.	5.00%	JPMorgan Chase Bank, National Association	September 2013	USD	5,500	$1,722,980
Avis Budget Group, Inc.	5.00%	Barclays Bank, Plc	December 2013	USD	1,000	166,113
Avis Budget Group, Inc.	5.00%	Barclays Bank, Plc	December 2013	USD	1,000	30,835
Avis Budget Group, Inc.	5.00%	Barclays Bank, Plc	December 2013	USD	3,000	(57,496)
First Data Corp.	8.25%	Barclays Bank, Plc	December 2013	USD	5,000	738,217
IDEARC, Inc.	5.00%	Barclays Bank, Plc	December 2013	USD	2,000	553,611
Pulte Homes, Inc.	4.65%	Barclays Bank, Plc	December 2013	USD	5,000	(419,713)

30	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	High Yield Bond Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Tyson Foods, Inc.	3.60%	Barclays Bank, Plc	December 2013	USD	10,000	$(311,646)
Domtar Corp.	5.25%	Credit Suisse International	December 2013	USD	6,000	513,974
Hertz Global Holdings, Inc.	5.00%	Credit Suisse International	December 2013	USD	2,000	179,336
Textron, Inc.	2.50%	Deutsche Bank AG	December 2013	USD	10,000	2,342,631
Avis Budget Group, Inc.	5.00%	Goldman Sachs Bank USA	December 2013	USD	2,000	452,225
Hertz Global Holdings, Inc.	5.00%	Goldman Sachs Bank USA	December 2013	USD	2,000	69,933
ArvinMeritor, Inc.	7.95%	JPMorgan Chase Bank, National Association	December 2013	USD	3,000	1,472,540
Cummins Engine Co.	2.50%	JPMorgan Chase Bank, National Association	December 2013	USD	2,000	(64,413)
Masco Corp.	4.70%	JPMorgan Chase Bank, National Association	December 2013	USD	3,000	58,988
MeadWestvaco Corp.	3.00%	JPMorgan Chase Bank, National Association	December 2013	USD	6,000	(392,341)
Hertz Global Holdings, Inc.	5.00%	Morgan Stanley Capital Services, Inc.	December 2013	USD	1,500	166,377
Temple-Inland, Inc.	5.95%	UBS AG	December 2013	USD	1,500	(52,164)
UPM-Kymmene Oyj	0.00%	Barclays Bank, Plc	March 2014	EUR	3,000	(109,631)
Stora Enso Oyj	5.95%	Goldman Sachs Bank USA	March 2014	EUR	3,000	72,243
UPM-Kymmene Oyj	0.00%	Goldman Sachs Bank USA	March 2014	EUR	3,000	(54,100)
Siebert Financial Corp.	4.40%	JPMorgan Chase Bank, National Association	March 2014	EUR	7,000	(354,250)
Stora Enso Oyj	4.85%	JPMorgan Chase Bank, National Association	March 2014	EUR	3,000	235,333
UPM-Kymmene Oyj	0.00%	JPMorgan Chase Bank, National Association	March 2014	EUR	3,000	103,929
CBS Corp.	4.25%	Barclays Bank, Plc	March 2014	USD	5,000	205,808
GMAC	5.00%	Barclays Bank, Plc	March 2014	USD	10,000	1,968,820
GMAC	5.00%	Barclays Bank, Plc	March 2014	USD	10,000	1,721,598
Hilton Hotels Corp.	5.00%	Barclays Bank, Plc	March 2014	USD	3,000	78,966
Hilton Hotels Corp.	5.00%	Barclays Bank, Plc	March 2014	USD	2,000	42,922
Host Hotels & Resorts, Inc.	5.00%	Barclays Bank, Plc	March 2014	USD	10,000	(400,469)
Macy’s, Inc.	7.90%	Barclays Bank, Plc	March 2014	USD	5,000	(261,423)
Masco Corp.	5.25%	Barclays Bank, Plc	March 2014	USD	7,000	(14,332)
Mohawk Industries, Inc.	3.95%	Barclays Bank, Plc	March 2014	USD	5,000	34,162
Nuveen Multi-Strategy Income and Growth Fund	5.40%	Barclays Bank, Plc	March 2014	USD	5,000	(252,889)

SEMI-ANNUAL REPORT	MARCH 31, 2009	31

Schedule of Investments (continued)	High Yield Bond Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Edison International	7.10%	Credit Suisse International	March 2014	USD	3,000	$262,512
CSX Corp.	1.60%	Deutsche Bank AG	March 2014	USD	3,500	(10,669)
The Black & Decker Corp.	2.93%	Goldman Sachs Bank USA	March 2014	USD	6,000	(215,608)
Nabors Industries Ltd.	3.80%	Goldman Sachs Bank USA	March 2014	USD	5,000	(211,645)
Nordstrom, Inc.	4.35%	Goldman Sachs Bank USA	March 2014	USD	7,000	(123,894)
BorgWarner, Inc.	4.20%	JPMorgan Chase Bank, National Association	March 2014	USD	3,500	43,600
International Paper Co.	7.45%	JPMorgan Chase Bank, National Association	March 2014	USD	6,000	(567,560)
Louisiana- Pacific Corp.	5.00%	JPMorgan Chase Bank, National Association	March 2014	USD	3,000	(158,978)
Temple-Inland, Inc.	5.00%	JPMorgan Chase Bank, National Association	March 2014	USD	4,500	(389,761)

Total						$8,814,671

•	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[2]	Notional Amount (000)[1]		Unrealized Depreciation
The Goodyear Tire & Rubber Co.	3.75%	Citibank, N.A.	December 2009	BB-	USD	6,000	$(223,858)
Levi Strauss & Co.	4.74%	Citibank, N.A.	March 2010	BB-	USD	6,000	(238,766)
Ford Motor Co.	5.10%	Bank of America, N.A.	December 2010	CCC-	USD	7,500	(4,314,878)

Total							$(4,777,502)

•	Credit default swaps on traded indexes - sold protection outstanding as of March 31, 2009 were as follows:

Index	Receive Fixed Rate	Counterparty	Credit Rating[2]	Expiration	Notional Amount (000)[1]		Unrealized Appreciation (Depreciation}
Dow Jones North America High Yield Index Series 10 Volume 1	5.00%	Credit Suisse International	B-	June 2013	USD	43,650	$(7,484,398)
Dow Jones North America High Yield Index Series 11 Volume 4	5.00%	Credit Suisse International	B-	December 2013	USD	58,200	333,328
Dow Jones North America High Yield Index Series 11	5.00%	JPMorgan Chase Bank, National Association	B-	December 2013	USD	14,550	(608,972)

Total							$(7,760,042)

[1]	The maximum potential amount the Portfolio may pay should a negative credit event take place under the terms of the agreement.

[2]	Using Standard & Poor’s weighted average ratings of the underlying securities in the index.

32	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	High Yield Bond Portfolio

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ****
	Assets	Assets	Liabilities
Level 1	$78,830,314	$—	$—
Level 2	1,295,939,176	14,099,643	(19,573,627)
Level 3	122,529,462	—	—

Total	$1,497,298,952	$14,099,643	$(19,573,627)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Assets
Balance, as of September 30, 2008	$34,870,831
Accrued discounts/premiums	705,909
Realized loss	(5,691,552)
Change in unrealized appreciation/depreciation*****	(7,691,746)
Net purchases	38,975,766
Transfers in of Level 3	61,360,254

Balance, as of March 31, 2009	$122,529,462

****	Other financial instruments are foreign currency exchange contracts and swaps. Foreign currency exchange contracts and swaps are valued at the unrealized appreciation/depreciation on the instrument.

*****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	33

Schedule of Investments March 31, 2009 (Unaudited)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Asset Backed Securities
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 2/15/10	$9,600	$9,541,272
Amresco Independence Funding, Inc., Series 99-1, Class A,
3.50%, 6/15/20(a)(b)	2,135	1,329,670
Asset Backed Securities Corp. Home Equity Trust, Series 06-HE7, Class A2,
0.57%, 11/25/36(b)	1,324	1,302,426
Business Loan Express, Inc., Series 98-1, Class A,
2.25%, 1/15/25(a)(b)	581	429,153
Capital Auto Receivables Asset Trust, Series 07-4, Class A3A,
5.00%, 7/15/10	12,780	12,501,169
Carmax Auto Owner Trust, Series 08-2, Class A3B,
1.96%, 10/15/12(b)	2,995	2,788,082
Citigroup Mortgage Loan Trust, Inc., Series 07-AH3, Class A3A,
0.58%, 5/25/37(b)	10,245	5,755,200
Citigroup Mortgage Loan Trust, Inc., Series 07-AMC3, Class A2,
0.63%, 3/25/37(b)	5,814	4,798,497
Conseco Financial Corp., Series 93-4, Class A5,
7.05%, 1/15/19	756	659,380
Conseco Financial Corp., Series 95-5, Class M1,
7.65%, 9/15/26(b)	423	374,719
Conseco Financial Corp., Series 96-8, Class A6,
7.60%, 10/15/27(b)	1,780	1,497,321
Conseco Financial Corp., Series 99-1, Class A5,
6.11%, 9/01/23	1,374	1,329,977
Countrywide Asset-Backed Certificates, Series 07-12, Class 2A1,
0.87%, 5/25/29(b)	5,212	4,685,393
Countrywide Asset-Backed Certificates, Series 07-4, Class A1A,
0.64%, 9/25/37(b)	5,863	5,033,884
DaimlerChrysler Auto Trust, Series 06-B, Class A3,
5.33%, 8/08/10	1,439	1,443,094
Ford Credit Auto Owner Trust, Series 05-C, Class A4,
4.36%, 6/15/10	5,490	5,496,079
Ford Credit Auto Owner Trust, Series 06-A, Class A4,
5.07%, 12/15/10	11,539	11,581,925
Ford Credit Auto Owner Trust, Series 06-B, Class A3,
5.26%, 10/15/10	4,194	4,211,126
Ford Credit Auto Owner Trust, Series 06-C, Class A4B,
0.60%, 2/15/12(b)	11,000	10,149,008
Ford Credit Auto Owner Trust, Series 08-A, Class A3A,
3.96%, 4/15/12	13,965	13,488,831
Ford Credit Auto Owner Trust, Series 08-B, Class A2,
1.76%, 12/15/10(b)	411	408,617
Ford Credit Auto Owner Trust, Series 09-A, Class 3B,
3.02%, 5/15/13(b)	18,615	18,617,824
GSAA Home Equity Trust, Series 04-11, Class 2A2,
0.84%, 12/25/34(b)	3,015	1,340,077
Heller Financial Commercial Mortgage Asset Corp., Series 98-1, Class A,
0.87%, 7/15/24(a)(b)	1,420	596,461
Home Equity Asset Trust, Series 07-1, Class 2A1,
0.58%, 5/25/37(b)	4,197	3,329,392
Home Equity Asset Trust, Series 07-2, Class 2A1,
0.63%, 7/25/37(b)	1,524	1,257,360
IFC Small Business Administration Loan-Backed Certificates, Series 97-1, Class A,
1.25%, 1/15/24(a)(b)	385	331,295
JPMorgan Mortgage Acquisition Corp., Series 07-CH5, Class A2,
0.57%, 11/25/29(b)	8,981	7,528,365
Massachusetts RRB Special Purpose Trust, Series 99-1, Class A5,
7.03%, 3/15/12	1,303	1,346,131
Morgan Stanley ABS Capital I, Inc., Series 07-HE2, Class A2A,
0.56%, 1/25/37(b)	3,379	2,937,620
Morgan Stanley ABS Capital I, Inc., Series 07-HE6, Class A1,
0.58%, 5/25/37(b)	6,575	5,210,733
Nissan Auto Receivables Owner Trust, Series 09-A, Class A3,
3.20%, 2/15/13	8,030	8,071,640
PECO Energy Transaction Trust, Series 00-A, Class A4,
7.65%, 9/01/09	7,000	7,156,668
Permanent Master Issuer Plc (United Kingdom), Series 07-1, Class 2A1,
1.14%, 1/15/16(b)(c)	8,540	8,047,840
PMC Capital LP, Series 98-1, Class A,
3.00%, 4/01/21(a)(b)	1,831	1,189,894
Soundview Home Equity Loan Trust, Series 07-OPT3, Class 2A1,
0.58%, 8/25/37(b)	4,722	4,117,749
Structured Asset Receivables Trust, Series 03-1,
1.63%, 1/21/10(a)(b)	4,348	3,652,254
Student Loan Marketing Assoc. Student Loan Trust, Series 05-8, Class A2,
1.25%, 7/25/22(b)	9,428	9,233,528
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
2.26%, 10/25/16(b)	15,855	15,505,112
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
2.46%, 1/25/18(b)	15,850	15,480,537
SWB Loan-Backed Certificates, Series 97-1, Class A,
1.10%, 8/15/22(a)(b)	249	154,277
SWB Loan-Backed Certificates, Series 98-1, Class AV,
1.00%, 9/15/24(a)(b)	1,934	961,468
Wells Fargo Home Equity Trust, Series 07-2, Class A1,
0.61%, 4/25/37(b)	5,373	4,490,807

Total Asset Backed Securities — 23.4%		219,361,855

Capital Trusts
Diversified Financial Services — 0.2%
ZFS Finance (USA) Trust I, Unsecured Notes,
6.15%, 12/15/65(a)(b)	1,645	710,977

34	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Capital Trusts
Diversified Financial Services (concluded)
ZFS Finance (USA) Trust IV, Unsecured Notes,
5.88%, 5/09/32(a)(b)	$3,345	$1,324,486

Total Capital Trusts — 0.2%		2,035,463

Corporate Bonds
Aerospace & Defense — 0.6%
Northrop Grumman Systems Corp., Senior Unsecured Notes,
7.13%, 2/15/11	5,605	5,980,675

Banks — 1.5%
Fifth Third Bank, Senior Bank Notes,
4.20%, 2/23/10	6,750	6,456,638
National City Bank, Senior Bank Notes,
4.15%, 8/01/09	7,430	7,391,327

		13,847,965

Beverages — 0.2%
Bottling Group LLC, Senior Unsecured Notes,
6.95%, 3/15/14	1,845	2,097,822

Capital Markets — 2.3%
BP Capital Markets Plc (United Kingdom), Unsecured Notes,
3.13%, 3/10/12(c)	8,440	8,474,747
Eksportfinans A/S (Norway), Unsecured Notes,
5.00%, 2/14/12(c)	4,525	4,705,991
Lehman Brothers Holdings, Inc., Unsecured Notes,
2.95%, 5/25/10(b)(d)	2,560	307,200
Morgan Stanley, Senior Unsecured Notes,
2.25%, 3/13/12	8,100	8,162,978

		21,650,916

Commercial Banks — 1.5%
Kreditanstalt fuer Wiederaufbau (Germany), Unsecured Notes,
3.50%, 3/10/14(c)	6,435	6,505,343
Societe Financement de l’Economie Francaise (France), Unsecured Notes,
2.38%, 3/26/12(a)(c)	4,690	4,708,856
Wells Fargo & Co., Unsecured Notes,
5.25%, 10/23/12	3,000	2,915,136

		14,129,335

Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Unsecured Notes,
4.25%, 2/24/12	5,990	6,153,431

Diversified Financial Services — 3.3%
Bank of America Corp., Senior Unsecured Notes,
5.38%, 8/15/11	5,125	4,775,936
General Electric Capital Corp., Senior Notes,
1.80%, 3/11/11	10,435	10,462,768
JPMorgan Chase & Co., Unsecured Notes,
4.60%, 1/17/11	10,000	9,979,760
2.20%, 6/15/12	5,380	5,422,502

		30,640,966

Diversified Telecommunication Services — 0.3%
Telefonica Europe BV (Netherlands), Senior Unsecured Notes,
7.75%, 9/15/10(c)	2,325	2,427,909

Electric Utilities — 1.6%
Florida Power Corp., First Mortgage Bonds,
6.65%, 7/15/11	9,915	10,592,185
FPL Group Capital, Inc., Debentures,
5.63%, 9/01/11	1,888	2,006,561
PSEG Power LLC, Senior Unsecured Notes,
7.75%, 4/15/11	2,135	2,234,181

		14,832,927

Food & Staples Retailing — 0.4%
CVS Caremark Corp., Senior Unsecured Notes,
5.75%, 8/15/11	3,265	3,424,453

Food Products — 0.2%
Kraft Foods, Inc., Senior Unsecured Notes,
5.63%, 8/11/10	1,795	1,838,364

Insurance — 1.0%
Berkshire Hathaway Finance Corp., Company Guaranteed Notes,
4.00%, 4/15/12(a)	9,635	9,620,152

Media — 1.6%
Comcast Corp., Unsecured Notes,
1.46%, 7/14/09(b)	5,844	5,813,342
Cox Communications, Inc., Senior Unsecured Notes,
7.75%, 11/01/10	4,820	4,907,748
Time Warner Cable, Inc., Unsecured Notes,
5.40%, 7/02/12	5,000	4,829,730

		15,550,820

Oil, Gas & Consumable Fuels — 2.3%
Anadarko Petroleum Corp., Senior Unsecured Notes,
1.72%, 9/15/09(b)	1,335	1,330,221
Conoco Funding Co. (Canada), Senior Unsecured Notes,
6.35%, 10/15/11(c)	4,000	4,328,004
ConocoPhillips Australia Funding Co., Unsecured Notes,
1.50%, 4/09/09(b)(e)	3,040	3,039,994
Shell International Finance BV (Netherlands), Unsecured Notes,
4.00%, 3/21/14(c)	8,635	8,756,157
XTO Energy, Inc., Senior Unsecured Notes,
5.00%, 8/01/10	3,810	3,792,394

		21,246,770

Pharmaceuticals — 2.6%
Eli Lilly & Co., Senior Unsecured Notes,
3.55%, 3/06/12	4,405	4,500,470
Novartis Capital Corp., Senior Unsecured Notes,
4.13%, 2/10/14	4,800	4,905,096
Pfizer, Inc., Senior Unsecured Notes,
4.45%, 3/15/12	7,985	8,201,817

SEMI-ANNUAL REPORT	MARCH 31, 2009	35

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Corporate Bonds
Pharmaceuticals (concluded)
Roche Holdings, Inc., Unsecured Notes,
4.50%, 3/01/12(a)	$6,995	$7,120,546

		24,727,929

Thrifts & Mortgage Finance — 0.4%
Sovereign Bancorp, Inc., Senior Unsecured Notes,
1.46%, 3/23/10(b)	3,835	3,503,361

Wireless Telecommunication Services — 2.1%
New Cingular Wireless Services, Inc., Senior Unsecured Notes,
7.88%, 3/01/11	5,000	5,342,525
Verizon Wireless Capital LLC, Senior Unsecured Notes,
5.25%, 2/01/12(a)	10,335	10,473,613
Vodafone Group Plc (United Kingdom), Unsecured Notes,
1.54%, 2/27/12(b)(c)	4,535	4,177,869

		19,994,007

Total Corporate Bonds — 22.5%		211,667,802

Foreign Government Obligations
Canada — 0.6%
Export Development Canada,
2.38%, 3/19/12(c)	5,625	5,668,173

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 14.9%
American Home Mortgage Asset Trust, Series 05-1, Class 3A11,
0.79%, 11/25/35(b)	3,790	1,647,518
American Home Mortgage Investment Trust, Series 06-3, Class 11A1,
0.70%, 12/25/46(b)	13,936	5,358,658
Banc of America Funding Corp., Series 06-7, Class 1A1,
0.97%, 9/25/36(b)	8,784	4,113,346
Banc of America Mortgage Securities, Inc., Series 03-J, Class 2A1,
5.29%, 11/25/33(b)	2,059	1,620,754
Banc of America Mortgage Securities, Inc., Series 05-D, Class 2A7,
4.79%, 5/25/35(b)	8,311	3,622,818
Banc of America Mortgage Securities, Inc., Series 06-B, Class 3A1,
6.16%, 11/20/36(b)	9,163	4,890,375
Bear Stearns ALT-A Trust, Series 04-12, Class 1A1,
0.87%, 1/25/35(b)	2,576	1,231,944
Bear Stearns ALT-A Trust, Series 04-13, Class A1,
0.89%, 11/25/34(b)	3,403	1,855,820
Bear Stearns Mortgage Trust, Series 04-7, Class 4A,
4.91%, 10/25/34(b)	2,833	1,832,465
Citigroup Mortgage Loan Trust, Inc., Series 06-AR5, Class 1A5A,
5.81%, 7/25/36(b)	12,267	6,452,414
Countrywide Alternative Loan Trust, Series 05-20CB, Class 2A3,
5.50%, 7/25/35	6,965	5,485,440
Countrywide Home Loan Mortgage Pass Through Trust, Series 03-37, Class 2A1,
5.11%, 9/25/33(b)	5,493	3,836,434
Countrywide Home Loan Mortgage Pass Through Trust, Series 04-29, Class 1A1,
0.79%, 2/25/35(b)	1,380	698,414
Credit Suisse First Boston Mortgage Securities Corp., Series 03-AR2, Class 3A1,
5.21%, 2/25/33(b)	8,544	7,005,334
First Horizon Asset Securities, Inc., Series 04-AR2, Class 2A1,
4.27%, 5/25/34(b)	1,378	1,088,502
First Horizon Mortgage Pass-Through Trust, Series 04-AR7, Class 1A1,
4.50%, 2/25/35(b)	854	652,822
Goldman Sachs Mortgage Securities Corp. II, Series 00-1, Class A,
0.90%, 3/20/23(a)(b)	369	283,932
Goldman Sachs Residential Mortgage Loan Trust, Series 04-9, Class 3A1,
4.33%, 8/25/34(b)	5,179	3,749,378
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR1, Class 1A1,
5.21%, 1/25/35(b)	2,749	1,713,948
Goldman Sachs Residential Mortgage Loan Trust, Series 05-AR6, Class 1A1,
4.13%, 9/25/35(b)	8,052	5,490,345
JPMorgan Mortgage Trust, Series 07-A1, Class 2A1,
4.74%, 7/25/35(b)	10,543	6,990,278
JPMorgan Mortgage Trust, Series 07-A1, Class 4A1,
4.07%, 7/25/35(b)	9,676	7,295,116
Merrill Lynch Mortgage Investors, Inc., Series 99-A, Class A,
1.32%, 3/15/25(b)(f)	521	295,129
Merrill Lynch Mortgage Investors, Inc., Series 04-A4, Class A2,
4.23%, 8/25/34(b)(f)	7,284	5,635,490
Merrill Lynch Mortgage Investors, Inc., Series 05-A5, Class A3,
4.44%, 6/25/35(b)(f)	9,400	5,189,373
Mortgage IT Trust, Series 04-1, Class A1,
0.91%, 11/25/34(b)	5,975	2,993,005
Opteum Mortgage Acceptance Corp., Series 06-1, Class 1A1A,
0.61%, 4/25/36(b)	1,024	995,574
Permanent Financing Plc (United Kingdom), Series 5, Class 3A,
1.45%, 6/10/09(b)(c)	6,838	6,689,407
Residential Asset Securitization Trust, Series 05-A5, Class A12,
0.82%, 5/25/35(b)	4,710	2,180,545
Structured Adjustable Rate Mortgage Loan Trust, Series 04-13, Class A2,
0.82%, 9/25/34(b)	1,472	885,641
Structured Adjustable Rate Mortgage Loan Trust, Series 04-3AC, Class A2,
4.39%, 3/25/34(b)	6,511	5,030,337
Thornburg Mortgage Securities Trust, Series 07-1, Class A3A,
0.62%, 3/25/37(b)	4,443	3,849,228
Washington Mutual Mortgage Pass-Through Certificates, Series 05-AR12, Class 1A6,
4.83%, 10/25/35(b)	11,500	4,748,362

36	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 4A1,
5.33%, 3/25/37(b)	$5,450	$3,003,955
Washington Mutual Mortgage Securities Corp., Series 02-AR1, Class 1A1,
5.02%, 11/25/30(b)	339	265,748
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR10, Class 2A1,
5.63%, 7/25/36(b)	14,104	7,548,343
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR8, Class 2A1,
5.24%, 4/25/36(b)	11,156	6,179,580
Wells Fargo Mortgage Backed Securities Trust, Series 07-8, Class 2A7,
6.00%, 7/25/37	8,851	7,100,256

		139,506,028

Commercial Mortgage-Backed Securities — 13.0%
Capco America Securitization Corp., Series 98-D7, Class PS1 (IO),
1.80%, 5/15/09(a)(b)	3,293	211
Chase Manhattan Bank-First Union National Bank, Series 99-1, Class A2,
7.44%, 8/15/31(b)	4,921	4,927,143
Citigroup Commercial Mortgage Trust, Series 07-C6, Class A4,
5.70%, 6/10/17(b)	11,737	8,062,980
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 06-CD2, Class AAB,
5.58%, 1/15/46	3,200	2,744,394
Commercial Capital Access One, Inc., Series 3A, Class A2,
6.62%, 11/15/28(a)(b)	3,370	3,363,855
Commercial Mortgage Pass Through Certificates, Series 03-LB1A, Class A1,
3.25%, 6/10/38	4,391	4,127,049
Commercial Mortgage Pass-Through Certificates, Series 00-C1, Class A2,
7.42%, 8/15/33(b)	6,770	6,836,575
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CK1, Class A3,
6.38%, 12/18/35	4,068	4,095,988
Credit Suisse First Boston Mortgage Securities Corp., Series 01-CK6, Class A3,
6.39%, 8/15/36	8,323	8,221,309
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33	7,601	7,749,467
Federal Housing Authority, Merrill Lynch Project, Pool 42,
7.43%, 9/25/22(f)	5	4,583
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(b)	4,384	4,406,096
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class B,
7.59%, 8/16/33(b)	1,875	1,840,452
Goldman Sachs Mortgage Securities Corp. II, Series 03-C1, Class X2 (IO),
0.83%, 1/10/40(a)(b)	133,564	1,037,215
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-FL1A, Class A2,
0.74%, 4/16/19(a)(b)	62	61,134
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C1, Class A2,
6.78%, 4/15/09	1,875	1,870,708
Lehman Brothers-UBS Commercial Mortgage Trust, Series 00-C3, Class A2,
7.95%, 5/15/25(b)	11,908	12,057,967
Lehman Brothers-UBS Commercial Mortgage Trust, Series 02-C1, Class A3,
6.23%, 3/15/26	3,637	3,647,600
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C3, Class XCP (IO),
1.03%, 2/15/37(a)(b)	23,343	262,056
Lehman Brothers-UBS Commercial Mortgage Trust, Series 03-C5, Class XCP (IO),
0.66%, 4/15/37(a)(b)	88,523	586,100
Morgan Stanley Capital I, Inc., Series 01-TOP1, Class A4,
6.66%, 2/15/33	4,645	4,609,331
Mortgage Capital Funding, Inc., Series 98-MC1, Class X (IO),
0.89%, 3/18/30(b)	328	26
PNC Mortgage Acceptance Corp., Series 00-C2, Class A2,
7.30%, 10/12/33(b)	18,250	18,530,670
TIAA Commercial Mortgage Trust, Series 07-C4, Class A1,
5.68%, 8/15/39(b)	8,907	8,928,042
TIAA Retail Commercial Trust, Series 01-C1A, Class A4,
6.68%, 6/19/31(a)(b)	3,253	3,257,827
Wachovia Bank Commercial Mortgage Trust, Series 03-C3, Class A1,
4.04%, 2/15/34	5,000	4,777,880
Wachovia Bank Commercial Mortgage Trust, Series 06-C25, Class A4,
5.74%, 5/15/43(b)	6,025	4,792,275
Washington Mutual Commercial Mortgage Securities Trust, Series 05-C1A, Class X (IO),
1.97%, 5/25/36(a)(b)	45,361	1,306,256

		122,105,189

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 27.9%		261,611,217

U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 11.9%
Federal Home Loan Mortgage Corp. 1 Year CMT,
7.67%, 5/01/15(b)	139	139,550
4.91%, 1/01/16(b)	40	40,668
4.36%, 1/01/19-8/01/31(b)	452	454,729
4.83%, 9/01/19(b)	265	268,927
4.87%, 6/01/20(b)	1,477	1,499,836
4.81%, 10/01/23(b)	244	249,653
5.05%, 12/01/35(b)	13,362	13,675,839
5.87%, 5/01/37(b)	6,450	6,668,907
Federal Home Loan Mortgage Corp. 1 Year Treasury,
4.02%, 7/01/34(b)	792	814,897
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
4.45%, 7/01/34(b)	386	391,939
5.81%, 11/01/36(b)	4,504	4,665,784

SEMI-ANNUAL REPORT	MARCH 31, 2009	37

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Par (000)	Value
U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (continued)
Federal Home Loan Mortgage Corp. 6 Month Treasury,
4.05%, 3/01/20(b)	$259	$257,380
Federal Home Loan Mortgage Corp. Gold,
7.00%, 11/01/15-12/01/16	634	668,845
6.50%, 6/01/16-1/01/19	3,235	3,394,078
Federal Home Loan Mortgage Corp. Gold 7 Year Balloon,
4.50%, 4/01/10	2,118	2,133,047
Federal Home Loan Mortgage Corp. Hybrid ARM,
5.16%, 8/01/32(b)	420	431,326
Federal Home Loan Mortgage Corp., Series 1165, Class LD,
7.00%, 11/15/21	937	991,347
Federal Home Loan Mortgage Corp., Series 232 (IO),
5.00%, 8/01/35(b)	8,418	948,764
Federal Home Loan Mortgage Corp., Series 3313, Class AB,
5.75%, 7/15/35	3,785	3,811,820
Federal Home Loan Mortgage Corp., Series 3348, Class QA,
6.00%, 6/15/28	8,956	9,181,415
Federal Home Loan Mortgage Corp., Series 3439, Class SB (IO),
6.24%, 4/15/38(b)	18,683	1,736,220
Federal National Mortgage Assoc.,
7.00%, 3/01/15-11/01/17	1,867	1,959,978
7.50%, 4/01/15-8/01/16	1,164	1,222,236
6.00%, 2/01/17	83	87,952
5.00%, 4/01/21	58	60,071
5.50%, 10/01/21	12,779	13,361,209
Federal National Mortgage Assoc. 1 Year CMT,
4.16%, 12/01/18(b)	519	516,951
4.41%, 12/01/21(b)	82	83,435
6.00%, 12/01/21(b)	264	269,070
4.70%, 1/01/33(b)	1,525	1,552,578
Federal National Mortgage Assoc. 1 Year Treasury,
5.11%, 12/01/30(b)	244	245,855
5.22%, 9/01/32(b)	472	476,525
Federal National Mortgage Assoc. 12 Month LIBOR,
5.09%, 11/01/35(b)	2,154	2,214,092
5.16%, 11/01/35(b)	1,238	1,272,071
Federal National Mortgage Assoc. 15 Year TBA,
5.50%, 4/01/24(g)	12,800	13,336,000
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(g)	5,600	5,717,250
Federal National Mortgage Assoc. 6 Month LIBOR,
6.78%, 12/01/31(b)	559	583,742
4.50%, 7/01/33(b)	709	708,588
Federal National Mortgage Assoc. Grantor Trust, Series 02-T6, Class A1,
3.31%, 2/25/32	1,269	1,203,449
Federal National Mortgage Assoc., Series 97-20, Class FB,
3.13%, 3/25/27(b)	1,313	1,229,685
Federal National Mortgage Assoc., Series 06-53, Class WA,
6.00%, 5/25/28	4,409	4,520,926
Federal National Mortgage Assoc., Series 06-M2, Class A1A,
4.86%, 8/25/16(b)	5,866	6,112,833
Federal National Mortgage Assoc., Series 07-22, Class SD (IO),
5.88%, 3/25/37(b)	28,903	2,380,421
Government National Mortgage Assoc. I,
6.50%, 6/15/09(h)	—	91
6.00%, 2/15/11	14	14,299

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 11.9%		111,554,278

U.S. Government Sponsored Agency Obligations
Federal Home Loan Bank,
5.00%, 3/14/14	715	793,847
5.38%, 6/13/14	3,405	3,850,282
5.25%, 9/12/14	3,405	3,837,139
Federal National Mortgage Assoc.,
4.54%, 4/01/14	5,600	5,801,040
Federal National Mortgage Assoc., Subordinated Notes,
6.25%, 2/01/11	2,914	3,078,116
5.25%, 8/01/12	15,315	16,034,652
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10-12/11/13(i)	18,015	18,434,571
2.00%, 2/11/11	7,115	7,136,580

Total U.S. Government Sponsored Agency Obligations — 6.3%		58,966,227

U.S. Treasury Obligations
U.S. Treasury Inflation Protected Notes,
4.25%, 1/15/10	10,250	13,211,384
U.S. Treasury Notes,
2.38%, 8/31/10(j)	100,000	102,449,200
1.75%, 11/15/11	31,770	32,385,703
1.88%, 2/28/14(j)	810	818,861
3.88%, 5/15/18(i)	5,225	5,763,828
4.00%, 8/15/18(j)	1,695	1,883,569
U.S. Treasury Notes - When Issued,
0.88%, 1/31/11(i)	200	200,438

Total U.S. Treasury Obligations — 16.7%		156,712,983

Total Long-Term Investments (Cost — $1,131,991,028) — 109.5%		1,027,577,998

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(k)(l) (Cost — $782,447) — 0.1%	782,447	782,447

38	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

	Contracts		Value
Options Purchased
Exchange-Traded Call Options Purchased
September 1 Year Euro-Bobl Futures, Strike Price
$98.25, Expires 09/11/09	239		$215,100

Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 1.970% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association	8,160	(m)	482,704

Total Options Purchased (Cost — $437,159) — 0.1%			697,804

Total Investments Before Outstanding Options Written (Cost — $1,133,210,634*) — 109.7%			1,029,058,249

Options Written
Exchange-Traded Call Options Written
September 1 Year Euro-Bobl Futures, Strike Price
$98.50, Expires 9/11/09	(239)		(128,462)

Over-the-Counter Call Swaptions Written
Pay a fixed rate of 2.900% and receive a floating rate based on 3-month LIBOR, expiring January 2011, Broker, Citibank, N.A.	(9,360	)(m)	(1,331,393)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 2.750% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Deutsche Bank AG	(5,310	)(m)	(116,124)
Receive a fixed rate of 2.900% and pay a floating rate based on 3-month LIBOR, expiring January 2011, Broker, Citibank, N.A.	(9,360	)(m)	(642,553)

			(758,677)

Total Options Written (Premiums received — $ 2,589,971) — (0.2)%			(2,218,532)

Total Investments Net of Options Written — 109.5%			1,026,839,717
Liabilities in Excess of Other Assets — (9.5)%			(88,773,195)

Net Assets — 100.0%			$938,066,522

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$1,133,258,901

Gross unrealized appreciation	$11,717,270
Gross unrealized depreciation	(115,917,922)

Net unrealized depreciation	$(104,200,652)

(a)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Issuer filed for bankruptcy and/or is in default of interest payments.

(e)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(f)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Sales Cost	Interest Income
Federal Housing Authority, Merrill Lynch Project, Pool 42	$61	$83
Merrill Lynch Mortgage Investors, Inc. Series 99-A, Class A	$18,249	$4,814
Merrill Lynch Mortgage Investors, Inc. Series 04-A4, Class A2	$382,709	$93,559
Merrill Lynch Mortgage Investors, Inc. Series 05-A5, Class A3	—	$107,764

(g)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation
Citibank, N.A	$5,717,250	$102,375
JPMorgan Chase Bank, National Association	$13,336,000	$78,000

(h)	Par is less than $500.

(i)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(j)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(k)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Income
BlackRock Liquidity Funds, TempFund	$782,447	**	$10,684

**	Represents net purchase cost.

(l)	Represents current yield as of report date.

(m)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
JPMorgan Chase Bank, National Association	0.30%	03/24/09	08/31/10	$8,956,514	$8,917,500
JPMorgan Chase Bank, National Association	0.23%	03/25/09	08/31/10	$28,796,081	28,700,000
JPMorgan Chase Bank, National Association	0.25%	03/26/09	08/31/10	$8,847,016	8,815,000
Barclays Bank, Plc	0.30%	03/30/09	04/03/09	$1,742,558	1,742,500
Barclays Bank, Plc	0.20%	03/31/09	04/02/09	$1,374,990	1,374,975

Total					$49,549,975

SEMI-ANNUAL REPORT	MARCH 31, 2009	39

Schedule of Investments (continued)	Low Duration Bond Portfolio

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	2,509,653	EUR	1,950,000	Citibank, N.A.	5/20/09	$(81,141)
USD	943,884	GBP	675,000	Deutsche Bank AG	6/10/09	(24,872)

Total						$(106,013)

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation (Depreciation)
835	U.S. Treasury Notes (2 Year)	Chicago	June 2009	$181,938,672	$939,316
90	Euro-Bobl	Eurex	June 2009	$13,938,180	(31,512)
48	Euro-Bund	Eurex	June 2009	$7,935,270	(7,558)
83	Euro-Schatz	Eurex	June 2009	$11,942,133	(13,622)
91	Gilt British	London	June 2009	$16,087,629	239,668
430	Euro Dollar Futures	Chicago	September 2009	$106,322,875	2,317,578
12	Euro Dollar Futures	Chicago	June 2010	$2,956,350	96,786
6	Euro Dollar Futures	Chicago	September 2010	$1,475,775	47,568
5	Euro Dollar Futures	Chicago	December 2010	$1,227,250	38,328
15	Euro Dollar Futures	Chicago	June 2011	$3,668,813	103,921

Total					$3,730,473

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
212	U.S. Treasury Notes (5 Year)	Chicago	June 2009	$25,178,313	$(453,166)
54	U.S. Treasury Notes (10 Year)	Chicago	June 2009	$6,700,219	(234,297)

Total					$(687,463)

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation
1.59%	3-month LIBOR	Barclays Bank, Plc	February 2011	USD	29,900	$142,187
1.62%	3-month LIBOR	Deutsche Bank AG	March 2011	USD	6,000	29,310

Total						$171,497

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

40	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Low Duration Bond Portfolio

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities	Other Financial Instruments ***
	Assets	Assets	Liabilities
Level 1	$782,447	$3,998,265	$(868,617)
Level 2	1,001,265,224	654,201	(51,746,058)
Level 3	26,312,774	—	—

Total	$1,028,360,445	$4,652,466	$(52,614,675)

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Investments in Securities	Other Financial Instruments ***
	Assets	Assets
Balance, as of September 30, 2008	$—	$679,051
Accrued discounts/premiums	—	—
Realized gain	—	1,390,554
Change in unrealized appreciation/depreciation****	55,790	(2,069,605)
Net purchases	5,745,250	—
Net transfers in of Level 3	20,511,734	—

Balance, as of March 31, 2009	$26,312,774	$—

***	Other financial instruments are futures, swaps, foreign currency exchange contracts, options and reverse repurchase agreements. Futures, swaps and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument and options and reverse repurchase agreements are shown at market value.

****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	41

Schedule of Investments March 31, 2009 (Unaudited)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Asset Backed Securities
American Express Issuance Trust, Series 08-2, Class A,
4.02%, 2/15/10	USD	22,695	$22,556,163
Chase Issuance Trust, Series 05, Class A5,
0.58%, 2/15/12(a)		5,805	5,779,670
Chase Issuance Trust, Series 06-A3, Class A3,
0.55%, 7/15/11(a)		19,270	19,221,380
Chase Issuance Trust, Series 07-A17, Class A,
5.12%, 10/15/12		14,250	14,338,628
Chase Issuance Trust, Series 08-A9, Class A9,
4.26%, 5/15/13		14,795	14,741,525
Citibank OMNI Master Trust, Series 07-A9A, Class A9,
1.62%, 12/23/13(a)(b)		23,720	21,480,090
Countrywide Asset-Backed Certificates, Series 04-14, Class A4,
0.80%, 6/25/35(a)		1,134	882,382
Ford Credit Auto Owner Trust, Series 09-A, Class 3B,
3.02%, 5/15/13(a)		45,135	45,141,847
Goldman Sachs Home Equity Trust, Series 06-10, Class AV1,
0.60%, 6/25/36(a)		3,055	2,392,994
Goldman Sachs Home Equity Trust, Series 06-5, Class 2A1,
0.59%, 3/25/36(a)		9,397	6,633,335
Goldman Sachs Home Equity Trust, Series 06-9, Class A1,
0.57%, 6/25/36(a)		145	100,551
Home Equity Asset Trust, Series 07-2, Class 2A1,
0.63%, 7/25/37(a)		7,171	5,915,804
Lehman XS Trust, Series 05-5N, Class 3A2,
0.88%, 11/25/35(a)		9,057	2,370,275
Maryland Insurance Backed Securities Trust, Series 06-1A, Class A,
5.55%, 12/10/65(b)		18,935	6,627,250
MBNA Credit Card Master Note Trust, Series 06-A4, Class A4,
0.55%, 9/15/11(a)		27,000	26,972,239
Nissan Auto Receivables Owner Trust, Series 09-A, Class 2A,
2.94%, 7/15/11		13,500	13,407,420
Option One Mortgage Loan Trust, Series 07-5, Class 2A1,
0.61%, 5/25/37(a)		10,030	8,582,789
Small Business Administration Participation Certificates, Series 92-20H,
7.40%, 8/01/12		14	14,499
Small Business Administration Participation Certificates, Series 96-20J, Class 1,
7.20%, 10/01/16		424	456,661
Small Business Administration Participation Certificates, Series 97-20B, Class 1,
7.10%, 2/01/17		442	478,214
Small Business Investment Cos. Pass-Through, Series 03-10A, Class 1,
4.63%, 3/10/13		4,725	4,826,520
Student Loan Marketing Assoc. Student Loan Trust, Series 05-4, Class A2,
1.24%, 4/26/21(a)		6,290	6,079,332
Student Loan Marketing Assoc. Student Loan Trust, Series 05-5, Class A1,
1.16%, 1/25/18(a)		872	871,459
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A2,
2.26%, 10/25/16(a)		28,330	27,704,814
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A3,
2.46%, 1/25/18(a)		7,130	6,963,800
Student Loan Marketing Assoc. Student Loan Trust, Series 08-5, Class A4,
2.86%, 7/25/23(a)		19,360	18,298,754

Total Asset Backed Securities — 12.5%			282,838,395

Capital Trusts
Banks — 0.0%
NB Capital Trust IV, Capital Securities,
8.25%, 4/15/27		125	54,241

Commercial Banks — 0.3%
Royal Bank of Scotland Group Plc (United Kingdom), Capital Securities,
6.99%(a)(b)(c)(d)		1,940	853,600
UBS Preferred Funding Trust I, Capital Securities,
8.62%(a)(d)		1,390	557,852
Wachovia Capital Trust III, Capital Securities,
5.80%, 3/15/42(a)(d)		1,680	604,800
Wells Fargo & Co., Series K, Subordinated Notes,
7.98%(a)(d)		9,525	4,476,750

			6,493,002

Diversified Financial Services — 0.7%
Bank of America Corp., Depositary Shares,
8.00%(a)(d)		4,470	1,790,190
General Electric Capital Corp., Subordinated Debentures,
6.38%, 11/15/67(a)		8,050	3,908,935
Goldman Sachs Capital Trust II, Unsecured Notes,
5.79%(a)(d)		1,925	801,457
JPMorgan Chase & Co., Subordinated Depositary Shares,
7.90%(a)(d)		10,550	6,779,852
JPMorgan Chase Capital XXV, Capital Securities,
6.80%, 10/01/37		2,480	1,642,432
Lehman Brothers Holdings Capital Trust VII, Trust Preferred Securities,
5.86%(a)(d)(e)		1,270	127
ZFS Finance (USA) Trust V, Capital Securities,
6.50%, 5/09/37(a)(b)		4,380	1,795,800

			16,718,793

Insurance — 0.7%
Allstate Corp., Junior Subordinated Debentures,
6.13%, 5/15/37(a)		2,755	1,487,700
American International Group, Inc., Junior Subordinated Debentures,
8.18%, 5/15/58(a)(b)		2,469	210,361
CHUBB Corp., Capital Securities,
6.38%, 3/29/67(a)		6,675	3,810,157
Lincoln National Corp., Capital Securities,
6.05%, 4/20/67(a)(f)		3,075	645,750
MetLife, Inc., Junior Subordinated Debentures,
6.40%, 12/15/36		6,525	2,740,500
The Progressive Corp., Junior Subordinated Notes,
6.70%, 6/15/37(a)		5,535	2,489,848

42	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Capital Trusts
Insurance (concluded)
Travelers Cos., Inc., Debentures,
6.25%, 3/15/37(a)	USD	7,750	$4,112,630
			15,496,946

Total Capital Trusts — 1.7%			38,762,982

Corporate Bonds
Air Freight & Logistics — 0.7%
United Parcel Service, Inc., Senior Unsecured Notes,
3.88%, 4/01/14		16,000	16,039,152

Capital Markets — 3.9%
BP Capital Markets Plc (United Kingdom), Unsecured Notes,
3.13%, 3/10/12(c)		10,220	10,262,076
Eksportfinans A/S (Norway), Unsecured Notes,
5.50%, 5/25/16(c)		7,150	7,653,966
The Goldman Sachs Group, Inc., Unsecured Notes,
5.25%, 10/15/13(f)		9,925	9,267,915
Lehman Brothers Holdings, Inc., Senior Notes,
5.63%, 1/24/13(e)		980	117,600
Lehman Brothers Holdings, Inc., Senior Unsecured Notes,
5.75%, 7/18/11(e)		3,475	443,062
6.20%, 9/26/14(e)		9,600	1,224,000
Lehman Brothers Holdings, Inc., Subordinated Notes,
6.75%, 12/28/17(e)		9,575	958
Lehman Brothers Holdings, Inc., Unsecured Notes,
7.88%, 8/15/10(e)		2,307	294,143
5.25%, 2/06/12(e)		2,545	324,488
Morgan Stanley, Senior Notes,
5.05%, 1/21/11		2,640	2,595,640
1.65%, 1/09/12(a)(f)		31,290	25,112,791
5.63%, 1/09/12		250	240,554
6.25%, 8/28/17		115	106,741
Morgan Stanley, Senior Unsecured Notes,
2.25%, 3/13/12(g)		27,500	27,713,812
Morgan Stanley, Unsecured Notes,
6.75%, 4/15/11(f)		2,250	2,251,732

			87,609,478

Commercial Banks — 1.9%
Kreditanstalt fuer Wiederaufbau (Germany), Unsecured Notes,
3.50%, 3/10/14(c)		22,450	22,695,409
UBS AG (Switzerland), Senior Notes,
5.88%, 12/20/17(c)		4,125	3,547,875
UBS AG (Switzerland), Senior Unsecured Notes,
5.75%, 4/25/18(c)		10,400	8,699,122
Wachovia Bank N.A., Subordinated Notes,
6.60%, 1/15/38		565	446,833
Wachovia Corp., Unsecured Notes,
5.50%, 5/01/13		6,650	6,131,652
Wells Fargo & Co., Unsecured Notes,
4.88%, 1/12/11		2,720	2,688,380

			44,209,271

Computers & Peripherals — 0.5%
International Business Machines Corp., Unsecured Notes,
5.70%, 9/14/17		7,035	7,287,359
7.63%, 10/15/18		3,700	4,244,618

			11,531,977

Consumer Finance — 0.2%
SLM Corp., Senior Unsecured Notes,
1.32%, 7/26/10(a)		3,085	2,190,023
SLM Corp., Unsecured Notes,
1.46%, 1/27/14(a)		6,750	3,094,564

			5,284,587

Diversified Financial Services — 7.2%
Bank of America Corp., Senior Unsecured Notes,
5.63%, 10/14/16(h)		6,275	5,323,214
6.00%, 9/01/17		10,400	8,852,168
5.75%, 12/01/17		1,775	1,490,620
The Bear Stearns Cos., Inc., Senior Unsecured Notes,
1.49%, 7/19/10(a)		4,220	4,158,249
6.95%, 8/10/12		21,605	22,001,819
Belvoir Land LLC, Series A-1, Unsecured Notes,
5.27%, 12/15/47(b)		2,025	1,249,405
Citigroup, Inc., Unsecured Notes,
4.13%, 2/22/10(f)		4,500	4,343,436
5.13%, 2/14/11		4,505	4,136,545
Fort Irwin Land California LLC Military Housing Revenue Bonds, Class II, Series A,
5.30%, 12/15/35(b)		3,415	2,374,723
General Electric Capital Corp., Senior Notes,
1.80%, 3/11/11(g)		37,400	37,499,521
General Electric Capital Corp., Senior Unsecured Notes,
5.00%, 12/01/10		30,975	30,737,236
General Electric Capital Corp., Unsecured Notes,
6.15%, 8/07/37		6,330	4,681,155
JPMorgan Chase & Co., Unsecured Notes,
1.65%, 2/23/11(f)(g)		25,400	25,506,477
JPMorgan Chase Bank N.A., Subordinated Notes,
6.00%, 7/05/17		11,975	11,455,836
Osprey Trust/Osprey I, Inc., Notes,
7.80%, 1/15/49(a)(b)(e)		2,375	2,969
Pemex Finance Ltd. (Cayman Islands), Senior Unsecured Notes,
9.03%, 2/15/11(c)		680	686,320

			164,499,693

Diversified Telecommunication Services — 1.7%
AT&T, Inc., Unsecured Notes,
6.50%, 9/01/37(f)(h)		10,150	9,159,583
6.55%, 2/15/39		3,300	2,993,041
Deutsche Telekom International Finance BV (Netherlands), Unsecured Notes,
8.75%, 6/15/30(a)(c)		20	21,366
France Telecom SA (France), Senior Unsecured Notes,
7.75%, 3/01/11(c)		600	642,595
GTE Corp., Debentures,
6.94%, 4/15/28		475	425,335

SEMI-ANNUAL REPORT	MARCH 31, 2009	43

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Diversified Telecommunication Services (concluded)
Telecom Italia Capital SA (Luxembourg), Senior Notes,
5.25%, 11/15/13(c)	USD	285	$255,940
Telecom Italia Capital SA (Luxembourg), Senior Unsecured Notes,
5.25%, 10/01/15(c)		3,700	3,119,670
Telefonica Emisiones SAU (Spain), Senior Unsecured Notes,
6.42%, 6/20/16(c)		2,475	2,558,984
Telefonica Europe BV (Netherlands), Senior Unsecured Notes,
7.75%, 9/15/10(c)		1,970	2,057,196
Verizon Communications, Inc., Senior Unsecured Notes,
8.75%, 11/01/18(f)		13,650	15,618,057
Verizon Maryland, Inc., Debentures,
5.13%, 6/15/33		650	450,280
Verizon New England, Inc., Debentures,
7.88%, 11/15/29(f)		1,355	1,264,393

			38,566,440

Electric Utilities — 1.2%
Detroit Edison Co., Notes,
6.13%, 10/01/10		210	216,232
Detroit Edison Co., Senior Notes,
6.35%, 10/15/32		5	4,726
Dominion Resources, Inc., Senior Unsecured Notes,
6.25%, 6/30/12		60	62,072
EDP Finance BV (Netherlands), Senior Unsecured Notes,
6.00%, 2/02/18(b)(c)(f)		7,725	7,374,988
Florida Power & Light Co., First Mortgage Bonds,
4.95%, 6/01/35		2,275	1,996,752
Florida Power Corp., First Mortgage Bonds,
5.90%, 3/01/33		605	597,917
6.40%, 6/15/38		2,650	2,768,630
Korea Electric Power Corp. (South Korea), Unsecured Notes,
5.13%, 4/23/34(b)(c)		75	66,378
MidAmerican Energy Holdings Co., Bonds,
5.95%, 5/15/37		4,625	3,995,773
PacifiCorp, First Mortgage Bonds,
6.25%, 10/15/37		3,975	4,017,322
Scottish Power Ltd. (United Kingdom), Unsecured Notes,
4.91%, 3/15/10(c)		3,200	3,154,944
Southern California Edison Co., First Mortgage Bonds,
5.95%, 2/01/38		2,000	1,980,752
Tenaska Alabama II Partners LP, Bonds,
6.13%, 3/30/23(b)		123	95,357

			26,331,843

Food Products — 0.5%
Kraft Foods, Inc., Senior Unsecured Notes,
6.50%, 8/11/17		10,140	10,441,543

Health Care Providers & Services — 0.1%
WellPoint, Inc., Unsecured Notes,
5.95%, 12/15/34		1,925	1,573,818

Insurance — 2.0%
Berkshire Hathaway Finance Corp., Senior Unsecured Notes,
4.75%, 5/15/12		3,290	3,377,784
Hartford Life Global Funding Trusts, Secured Notes,
1.49%, 9/15/09(a)		8,880	8,373,476
1.50%, 6/16/14(a)(b)		7,700	4,867,077
MetLife, Inc., Unsecured Notes,
6.38%, 6/15/34		900	678,978
Metropolitan Life Global Funding I, Senior Unsecured Notes,
5.13%, 4/10/13(b)		13,600	12,420,758
Monumental Global Funding Ltd. (Cayman Islands), Notes,
0.74%, 6/16/10(a)(b)(c)		16,090	14,950,098

			44,668,171

Media — 1.9%
Comcast Cable Communications Holdings, Inc., Unsecured Notes,
8.38%, 3/15/13		2,755	2,946,277
Comcast Cable Holdings LLC, Senior Debentures,
9.80%, 2/01/12		260	278,702
7.88%, 8/01/13		315	318,972
Comcast Corp., Senior Unsecured Notes,
7.05%, 3/15/33		1,350	1,254,617
Comcast Corp., Unsecured Notes,
6.50%, 1/15/17		3,800	3,761,677
6.50%, 11/15/35		2,905	2,565,891
6.95%, 8/15/37		6,505	6,057,534
Cox Communications, Inc., Unsecured Notes,
8.38%, 3/01/39(b)		5,200	4,878,900
News America Holdings, Inc., Senior Debentures,
7.75%, 1/20/24		1,285	1,128,306
8.50%, 2/23/25		1,920	1,767,287
8.45%, 8/01/34		840	796,674
7.75%, 12/01/45		110	90,199
8.25%, 10/17/96		45	39,493
News America, Inc., Senior Debentures,
7.13%, 4/08/28		1,175	960,681
7.63%, 11/30/28		2,010	1,729,645
6.75%, 1/09/38		30	30,271
TCI Communications, Inc., Senior Debentures,
7.88%, 2/15/26		2,540	2,332,982
Time Warner Cable, Inc., Debentures,
6.55%, 5/01/37		4,000	3,366,404
Time Warner Cable, Inc., Senior Unsecured Notes,
6.20%, 7/01/13		7,000	6,814,416
Time Warner Cos., Inc., Senior Debentures,
9.13%, 1/15/13		605	635,571
8.05%, 1/15/16		70	70,837
Time Warner, Inc., Senior Unsecured Notes,
6.75%, 4/15/11		1,080	1,096,121

			42,921,457

Metals & Mining — 0.0%
Teck Cominco Ltd. (Canada), Senior Unsecured Notes,
6.13%, 10/01/35(c)		2,425	1,188,250

Multiline Retail — 0.9%
Target Corp., Senior Unsecured Notes,
6.00%, 1/15/18		20,100	20,187,475

Oil, Gas & Consumable Fuels — 1.9%
Anadarko Petroleum Corp., Senior Unsecured Notes,
5.95%, 9/15/16		1,595	1,373,742
6.45%, 9/15/36		3,970	2,774,891

44	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Corporate Bonds
Oil, Gas & Consumable Fuels (concluded)
Atlantic Richfield Co., Debentures,
9.13%, 3/01/11	USD	4,960	$5,596,209
Canadian Natural Resources (Canada), Unsecured Notes,
6.50%, 2/15/37(c)		3,810	2,964,923
CenterPoint Energy Resources Corp., Senior Unsecured Notes,
6.15%, 5/01/16		2,100	1,837,687
CenterPoint Energy Resources Corp., Unsecured Notes,
7.88%, 4/01/13		270	276,434
ConocoPhillips Australia Funding Co., Unsecured Notes,
1.50%, 4/09/09(a)(f)		10,705	10,704,979
ConocoPhillips, Senior Unsecured Notes,
6.50%, 2/01/39		2,375	2,316,756
Devon Financing Corp. ULC (Canada), Senior Unsecured Notes,
7.88%, 9/30/31(c)		925	945,163
Shell International Finance BV (Netherlands), Unsecured Notes,
4.00%, 3/21/14(c)		11,775	11,940,215
XTO Energy, Inc., Senior Unsecured Notes,
6.75%, 8/01/37		2,070	1,883,940

			42,614,939

Pharmaceuticals — 2.5%
Abbott Laboratories, Senior Unsecured Notes,
5.13%, 4/01/19		6,025	6,059,517
Bristol-Myers Squibb Co., Senior Debentures,
6.88%, 8/01/97		559	547,405
Eli Lilly & Co., Senior Unsecured Notes,
3.55%, 3/06/12		4,880	4,985,764
GlaxoSmithKline Capital, Inc., Senior Unsecured Notes,
4.85%, 5/15/13(f)		7,225	7,516,883
Merck & Co., Inc., Senior Debentures,
6.40%, 3/01/28		1,000	1,031,234
Novartis Securities Investment Ltd. (Bermuda), Senior Unsecured Notes,
5.13%, 2/10/19(c)		5,855	5,944,711
Pfizer, Inc., Senior Unsecured Notes,
5.35%, 3/15/15		16,700	17,619,268
Roche Holdings, Inc., Unsecured Notes,
3.25%, 2/25/11(a)(b)		2,365	2,360,802
5.00%, 3/01/14(b)		10,750	11,002,916
Wyeth, Unsecured Notes,
5.50%, 2/15/16		75	76,281

			57,144,781

Road & Rail — 0.1%
Union Pacific Corp., Senior Debentures,
7.13%, 2/01/28		2,000	2,043,614

Software — 0.2%
Oracle Corp., Senior Unsecured Notes,
5.75%, 4/15/18(f)		4,690	4,894,573
Oracle Corp., Unsecured Notes,
5.25%, 1/15/16		50	50,982

			4,945,555

Thrifts & Mortgage Finance — 0.0%
Nationwide Building Society (United Kingdom), Unsecured Notes,
4.25%, 2/01/10(b)(c)		675	668,682

Tobacco — 0.3%
Philip Morris International, Inc., Senior Unsecured Notes,
6.88%, 3/17/14(f)		4,150	4,491,474
5.65%, 5/16/18		2,500	2,484,015

			6,975,489

Wireless Telecommunication Services — 0.3%
Vodafone Group Plc (United Kingdom), Senior Unsecured Notes,
7.75%, 2/15/10(c)		3,055	3,169,816
Vodafone Group Plc (United Kingdom), Unsecured Notes,
6.15%, 2/27/37(c)		2,875	2,710,774

			5,880,590

Total Corporate Bonds — 28.0%			635,326,805

Foreign Government Obligations
Germany — 0.4%
Bundesrepublic Deutschland,
4.00%, 1/04/37	EUR	1,895	2,546,783
4.25%, 7/04/39		4,600	6,526,552

			9,073,335

Israel — 0.6%
Israel Government AID Bond,
5.50%, 4/26/24(c)	USD	5,475	6,167,889
5.50%, 9/18/33(c)		6,735	8,198,919

			14,366,808

Mexico — 0.1%
Mexico Government International Bond, Senior Unsecured Notes,
5.63%, 1/15/17(c)		720	704,160
Mexico Government International Bond, Unsecured Notes,
7.50%, 4/08/33(c)		440	457,600

			1,161,760

United Kingdom — 0.2%
United Kingdom Treasury Bonds,
4.25%, 12/07/49	GBP	3,855	5,386,127

Total Foreign Government Obligations — 1.3%			29,988,030

Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 11.5%
Banc of America Alternative Loan Trust, Series 04-6, Class 4A1,
5.00%, 7/25/19		6,451	5,721,290
Bear Stearns Adjustable Rate Mortgage Trust, Series 05-4, Class 3A1,
5.37%, 8/25/35(a)		71,194	46,014,425
Citigroup Mortgage Loan Trust, Inc., Series 07-AR4, Class 2A2A,
5.73%, 3/25/37(a)		40,736	22,201,776
CitiMortgage Alternative Loan Trust, Series 07-A8, Class A1,
6.00%, 10/25/37		22,850	10,611,078
Countrywide Alternative Loan Trust, Series 05-20CB, Class 3A3,
5.50%, 7/25/35		4,385	3,556,340

SEMI-ANNUAL REPORT	MARCH 31, 2009	45

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust, Series 05-21CB, Class A17,
6.00%, 6/25/35	USD	19,279	$9,959,374
Countrywide Home Loan Mortgage Pass Through Trust, Series 03-56, Class 4A1,
4.92%, 12/25/33(a)		18,519	15,317,539
Countrywide Home Loan Mortgage Pass Through Trust, Series 06-OA5, Class 2A1,
0.72%, 4/25/46(a)		3,884	1,382,569
Countrywide Home Loan Mortgage Pass Through Trust, Series 06-OA5, Class 3A1,
0.72%, 4/25/46(a)		6,983	2,793,256
Countrywide Home Loan Mortgage Pass Through Trust, Series 07-J3, Class A10,
6.00%, 7/25/37		15,236	6,980,018
Countrywide Home Loans, Series 07-16, Class A1,
6.50%, 10/25/37		9,426	5,213,958
Credit Suisse Mortgage Capital Certificates, Series 06-8, Class 3A1,
6.00%, 10/25/21		4,917	2,785,701
First Horizon Asset Securities, Inc., Series 05-AR3, Class 3A1,
5.50%, 8/25/35(a)		3,573	2,574,180
Homebanc Mortgage Trust, Series 05-4, Class A1,
0.79%, 10/25/35(a)		7,907	3,892,274
Homebanc Mortgage Trust, Series 06-2, Class A1,
0.70%, 12/25/36(a)		8,901	3,721,950
JPMorgan Mortgage Trust, Series 06-S2, Class 2A2,
5.88%, 7/25/36		2,307	1,676,507
JPMorgan Mortgage Trust, Series 07-S1, Class 1A2,
5.50%, 3/25/22		1,874	1,391,652
Opteum Mortgage Acceptance Corp., Series 06-2, Class A1A,
0.58%, 7/25/36(a)		3,925	3,669,646
Residential Accredit Loans, Inc., Series 06-QO2, Class A1,
0.74%, 2/25/46(a)		5,505	2,297,139
Salomon Brothers Mortgage Securities VI, Inc., Series 87-1 (IO),
11.00%, 2/17/17(a)		91	16,965
Salomon Brothers Mortgage Securities VI, Inc., Series 87-1 (PO),
1.60%, 2/17/17(i)		95	83,675
Salomon Brothers Mortgage Securities VI, Inc., Series 87-2 (IO),
11.00%, 3/16/17(a)		73	16,102
Salomon Brothers Mortgage Securities VI, Inc., Series 87-2 (PO),
0.54%, 3/06/17(i)		73	70,238
Salomon Brothers Mortgage Securities VI, Inc., Series 87-3, Class A (PO),
2.49%, 10/23/17(i)		17	14,024
Structured Adjustable Rate Mortgage Loan Trust, Series 05-19XS, Class 1A1,
0.84%, 10/25/35(a)		5,921	2,381,923
Structured Adjustable Rate Mortgage Loan Trust, Series 07-3, Class 2A1,
5.73%, 4/25/37(a)		22,566	11,515,482
Summit Mortgage Trust, Series 00-1, Class B1,
7.03%, 12/28/12(a)(b)		1	1,430
Washington Mutual Mortgage Pass-Through Certificates, Series 06-AR18, Class 1A1,
5.31%, 1/25/37(a)		8,566	4,142,005
Washington Mutual Mortgage Pass-Through Certificates, Series 07-HY3, Class 1A1,
5.62%, 3/25/37(a)		52,826	25,802,452
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA4, Class 1A,
2.40%, 5/25/47(a)		4,332	1,638,659
Washington Mutual Mortgage Pass-Through Certificates, Series 07-OA5, Class 1A,
2.38%, 6/25/47(a)		3,778	1,329,311
Wells Fargo Mortgage Backed Securities Trust, Series 05-AR15, Class 2A1,
5.11%, 9/25/35(a)		31,595	24,262,911
Wells Fargo Mortgage Backed Securities Trust, Series 06-A18, Class IIA1,
5.71%, 11/25/36(a)		25,991	13,841,724
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR12, Class 2A1,
6.10%, 9/25/36(a)		6,161	3,867,327
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR17, Class A1,
5.33%, 10/25/36(a)		9,950	5,500,678
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR2, Class 2A5,
5.08%, 3/25/36(a)		207	118,534
Wells Fargo Mortgage Backed Securities Trust, Series 06-AR3, Class A4,
5.71%, 3/25/36(a)		25,987	14,464,720

			260,828,832

Commercial Mortgage-Backed Securities — 18.3%
Banc of America Commercial Mortgage, Inc., Series 01-1, Class A2,
6.50%, 4/15/36		11,098	10,967,396
Banc of America Commercial Mortgage, Inc., Series 02-2, Class A3,
5.12%, 7/11/43		22,670	21,340,257
Banc of America Commercial Mortgage, Inc., Series 05-1, Class A4,
4.99%, 11/10/42(a)		13,880	11,786,972
Banc of America Commercial Mortgage, Inc., Series 05-4, Class A5A,
4.93%, 7/10/45		13,781	10,336,259
Bear Stearns Commercial Mortgage Securities, Inc., Series 04-PWR6, Class A6,
4.83%, 11/11/41		4,540	3,656,059
Chase Commercial Mortgage Securities Corp., Series 97-1, Class X (IO),
1.20%, 4/19/15(a)		3,059	64,876
Chase Commercial Mortgage Securities Corp., Series 99-2, Class A2,
7.20%, 1/15/32		9,369	9,416,044
Chase Commercial Mortgage Securities Corp., Series 00-3, Class A2,
7.32%, 10/15/32		5,079	5,134,782
Citigroup Commercial Mortgage Trust, Series 08-C7, Class A4,
6.10%, 12/10/49(a)		16,022	11,877,654
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 07-CD5, Class A4,
5.89%, 11/15/44(a)		8,200	5,869,644
Commercial Mortgage Pass-Through Certificates, Series 04-LB3A, Class A3,
5.09%, 7/10/37(a)		8,540	7,744,993

46	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
Non-U.S. Government Sponsored Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities (continued)
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C1, Class AX (IO),
1.46%, 6/20/29(a)(b)	USD	7,686	$296,028
Credit Suisse First Boston Mortgage Securities Corp., Series 97-C2, Class AX (IO),
0.14%, 1/17/35(a)		2,494	15,403
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 98-CG1, Class B1,
6.91%, 6/10/31(a)		5,388	5,379,609
Donaldson, Lufkin & Jenrette, Inc., Commercial Mortgage Corp., Series 00-CKP1, Class A1B,
7.18%, 11/10/33		15,571	15,875,463
First Union National Bank Commercial Mortgage Trust, Series 00-C2, Class A2,
7.20%, 10/15/32		9,515	9,661,105
General Electric Capital Commercial Mortgage Corp., Series 02-1A, Class A3,
6.27%, 12/10/35		14,170	13,697,120
General Electric Capital Commercial Mortgage Corp., Series 02-2A, Class A3,
5.35%, 8/11/36		16,200	15,320,319
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 99-C3, Class A2,
7.18%, 8/15/36(a)		4,411	4,432,965
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C1, Class A2,
7.72%, 3/15/33(a)		14,868	14,971,680
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C2, Class A2,
7.46%, 8/16/33(a)		10,215	10,363,057
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 00-C3, Class A2,
6.96%, 11/15/10		18,531	18,802,646
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 01-C1, Class A2,
6.47%, 4/15/34		15,950	15,924,740
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C2, Class A2,
5.49%, 5/10/40(a)		18,085	17,460,425
General Motors Acceptance Corp. Commercial Mortgage Securities, Inc., Series 03-C3, Class A3,
4.65%, 4/10/40		1,840	1,650,826
Goldman Sachs Mortgage Securities Corp. II, Series 04-GG2, Class A6,
5.40%, 8/10/38(a)		640	524,971
Greenwich Capital Commercial Funding Corp., Series 04-GG1A, Class A4,
4.76%, 6/10/36		5,255	5,016,113
Greenwich Capital Commercial Funding Corp., Series 07-GG9, Class A4,
5.44%, 3/10/39		1,395	1,004,910
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-C1, Class A3,
5.86%, 10/12/11		14,370	14,183,942
JPMorgan Chase Commercial Mortgage Securities Corp., Series 01-CIB3, Class A3,
6.47%, 11/15/35		16,870	16,850,291
JPMorgan Chase Commercial Mortgage Securities Corp., Series 04-CB8, Class A1A,
4.16%, 1/12/39(b)		7,887	6,142,517
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD11, Class A2,
5.80%, 6/15/49(a)		8,025	6,405,308
JPMorgan Chase Commercial Mortgage Securities Corp., Series 07-LD12, Class A2,
5.83%, 8/15/12		6,550	5,521,209
Lehman Brothers Commercial Conduit Mortgage Trust, Series 98-C4, Class X (IO),
1.34%, 10/15/35(a)		1,423	58,285
Lehman Brothers Commercial Conduit Mortgage Trust, Series 99-C2, Class A2,
7.33%, 10/15/32		57	57,481
Lehman Brothers-UBS Commercial Mortgage Trust, Series 05-C2, Class AJ,
5.21%, 4/15/30(a)		7,250	3,261,109
Lehman Brothers-UBS Commercial Mortgage Trust, Series 06-C7, Class A3,
5.35%, 11/15/38		21,575	15,407,504
Lehman Brothers-UBS Commercial Mortgage Trust, Series 07-C2, Class A3,
5.43%, 2/15/40		19,000	12,678,673
Merrill Lynch Mortgage Investors, Inc., Series 03-KEY1, Class A4,
5.24%, 11/12/35(a)(j)		7,100	6,058,752
Merrill Lynch Mortgage Trust, Series 07-C1, Class AM,
5.83%, 7/12/17(a)(j)		8,150	3,305,377
Morgan Stanley Capital I, Inc., Series 07-HQ12, Class A2,
5.63%, 4/12/49(a)		2,895	2,408,163
Morgan Stanley Capital I, Series 05-HQ5, Class A4,
5.17%, 1/14/42		7,593	5,998,741
Prudential Mortgage Capital Funding, LLC, Series 01-ROCK, Class A2,
6.61%, 5/10/34		16,419	16,625,600
Structured Asset Securities Corp. Commercial Trust, Series 96-CFL, Class X1 (IO),
2.17%, 2/25/28(a)		3,376	156
Wachovia Bank Commercial Mortgage Trust, Series 03-C6, Class A4,
5.13%, 8/15/35(a)		18,000	15,753,128
Wachovia Bank Commercial Mortgage Trust, Series 05-C21, Class A3,
5.21%, 10/15/44(a)		8,120	7,504,912
Wachovia Bank Commercial Mortgage Trust, Series 06-C27, Class A3,
5.77%, 7/15/45(a)		2,145	1,482,711
Wachovia Bank Commercial Mortgage Trust, Series 06-C28, Class AJ,
5.63%, 10/15/48(a)		2,035	527,256
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class A4,
5.31%, 11/15/48		41,080	27,279,236
Wachovia Bank Commercial Mortgage Trust, Series 06-C29, Class AJ,
5.37%, 11/15/48(a)		2,090	516,456

			416,619,123

Total Non-U.S. Government Sponsored Agency Mortgage-Backed Securities — 29.8%			677,447,955

SEMI-ANNUAL REPORT	MARCH 31, 2009	47

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Shares		Value
Preferred Stocks
Diversified Telecommunication Services — 0.0%
Centaur Funding Corp. (Cayman Islands),
9.08%, 4/21/20(b)(c)		205	$128,637

	Par (000)
U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 57.7%
Federal Home Loan Mortgage Corp. 1 Year CMT,
4.98%, 10/01/35(a)	USD	10,648	10,761,551
5.97%, 6/01/36(a)		10,234	10,634,863
Federal Home Loan Mortgage Corp. 12 Month LIBOR,
5.74%, 4/01/37(a)		15,810	16,407,646
Federal Home Loan Mortgage Corp. 15 Year TBA,
5.00%, 4/01/24(k)		24,300	25,188,408
Federal Home Loan Mortgage Corp. 30 Year TBA,
4.50%, 4/01/39(k)		14,000	14,280,000
5.00%, 4/01/39(k)		700	721,438
5.50%, 4/01/39(k)		34,000	35,264,375
Federal Home Loan Mortgage Corp. Gold,
5.50%, 3/01/11-9/01/38		25,311	26,356,112
6.00%, 10/01/11-12/01/32		7,329	7,714,307
6.50%, 6/01/13-10/01/34		1,199	1,272,491
8.00%, 11/01/15-10/01/25		10	10,889
7.00%, 3/01/25-5/01/31		202	218,892
7.50%, 7/01/26-3/01/32		142	153,765
5.00%, 8/01/33		44	45,948
4.50%, 2/01/39-3/01/39		25,499	26,057,292
Federal Home Loan Mortgage Corp. Gold 7 Year Balloon,
4.00%, 7/01/10		4,101	4,140,711
Federal Home Loan Mortgage Corp., Series 1591, Class PK,
6.35%, 10/15/23		4,393	4,672,141
Federal Home Loan Mortgage Corp., Series 2594, Class TV,
5.50%, 3/15/14		4,500	4,753,729
Federal Home Loan Mortgage Corp., Series 2864, Class NA,
5.50%, 1/15/31		9,805	10,173,687
Federal Home Loan Mortgage Corp., Series 2996, Class MK,
5.50%, 6/15/35		116	121,979
Federal Home Loan Mortgage Corp., Series 3171, Class ST (IO),
5.93%, 6/15/36(a)		35,375	2,945,219
Federal Home Loan Mortgage Corp., Series 3215, Class EP,
5.38%, 9/15/11		9,532	9,831,600
Federal Home Loan Mortgage Corp., Series 3218, Class SA (IO),
6.01%, 9/15/36(a)		16,717	1,307,706
Federal Home Loan Mortgage Corp., Series 3501, Class SC (IO),
5.29%, 1/15/39(a)		11,984	819,866
Federal Home Loan Mortgage Corp., Series 3501, Class SJ (IO),
5.89%, 1/15/39(a)		11,984	912,495
Federal National Mortgage Assoc.,
7.00%, 12/01/09-8/01/32		2,683	2,853,937
5.50%, 6/01/11-7/01/38		93,539	97,737,245
6.00%, 9/01/11-4/01/35		25,500	26,777,840
4.50%, 12/01/20(f)		30,415	31,501,384
5.00%, 1/01/23-12/01/33(g)		82,497	85,407,112
Federal National Mortgage Assoc. 1 Year Treasury,
6.21%, 1/01/31(a)		1,805	1,819,017
Federal National Mortgage Assoc. 12 Month LIBOR,
5.16%, 8/01/38(a)		16,309	16,807,238
5.17%, 8/01/38(a)		15,595	16,079,641
Federal National Mortgage Assoc. 15 Year TBA,
4.00%, 4/01/24(k)		32,500	33,028,125
Federal National Mortgage Assoc. 30 Year,
5.50%, 8/01/33(g)		6,023	6,277,227
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(k)		108,405	110,674,730
5.00%, 4/01/39(k)		222,400	229,419,500
5.50%, 4/01/39(k)		8,600	8,925,188
6.00%, 4/01/39(k)		33,300	34,767,281
6.50%, 4/01/39(k)		54,100	56,974,062
Federal National Mortgage Assoc., Series 96-48, Class Z,
7.00%, 11/25/26		2,361	2,529,477
Federal National Mortgage Assoc., Series 04-28, Class PB,
6.00%, 8/25/28		3,825	3,864,495
Federal National Mortgage Assoc., Series 04-88, Class HA,
6.50%, 7/25/34		7,459	7,835,998
Federal National Mortgage Assoc., Series 06-M2, Class A2A,
5.27%, 10/25/32(a)		30,725	32,911,087
Federal National Mortgage Assoc., Series 07-108, Class AN,
8.87%, 11/25/37(a)		12,167	13,411,733
Federal National Mortgage Assoc., Series 07-30, Class WI (IO),
6.24%, 4/25/37(a)		41,888	3,331,683
Federal National Mortgage Assoc., Series 08-2, Class SA (IO),
5.75%, 2/25/38(a)		21,333	1,792,574
Federal National Mortgage Assoc., Series 378, Class 4 (IO),
5.00%, 7/01/36(a)		28,113	3,018,024
Government National Mortgage Assoc. I,
6.00%, 6/15/09-11/15/37		8,781	9,202,596
7.00%, 3/15/13-6/15/35		34,334	36,651,029
9.00%, 7/15/18		2	2,317
6.50%, 3/15/24-5/15/35		96,102	101,901,583
7.50%, 11/15/29		2	1,805
5.50%, 3/15/32		28	29,371
Government National Mortgage Assoc. I 30 Year TBA,
5.50%, 4/01/39(k)		13,400	13,944,375
6.00%, 4/01/39(k)		9,800	10,234,875
4.50%, 5/01/39(k)		27,800	28,321,250
Government National Mortgage Assoc. II,
6.00%, 11/20/33		1,047	1,095,813
Government National Mortgage Assoc. II 30 Year TBA,
5.00%, 4/01/39(k)		18,000	18,618,750
6.50%, 4/01/39(k)		4,000	4,186,250
5.50%, 5/01/39(k)		13,700	14,192,344
6.00%, 5/01/39(k)		21,300	22,152,000

48	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Par (000)		Value
U.S. Government Sponsored Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations (concluded)
Government National Mortgage Assoc., Series 07-59, Class SC (IO),
5.96%, 7/20/37(a)	USD	29,268	$1,897,819
Government National Mortgage Assoc., Series 07-67, Class SI (IO),
5.97%, 11/20/37(a)		17,397	1,086,085
Government National Mortgage Assoc., Series 07-72, Class US (IO),
6.01%, 11/20/37(a)		13,267	768,899
Government National Mortgage Assoc., Series 07-80, Class SA (IO),
6.08%, 12/20/37(a)		24,156	1,382,036
Government National Mortgage Assoc., Series 07-9, Class BI (IO),
6.28%, 3/20/37(a)		14,083	967,586

Total U.S. Government Sponsored Agency Mortgage-Backed Securities — 57.7%			1,309,148,491

U.S. Government Sponsored Agency Obligations
Federal Home Loan Bank, Bonds,
5.38%, 5/15/19(g)		31,715	34,814,158
Federal Home Loan Mortgage Corp., Subordinated Notes,
5.75%, 6/27/16		12,025	12,534,355
Federal Home Loan Mortgage Corp., Unsecured Notes,
2.13%, 3/23/12(g)		19,225	19,370,687
Federal National Mortgage Assoc., Subordinated Notes,
5.25%, 8/01/12(g)		14,600	15,286,054
4.63%, 5/01/13(h)		11,815	12,078,947
Federal National Mortgage Assoc., Unsecured Notes,
2.88%, 10/12/10-12/11/13(g)		53,755	55,118,028
1.75%, 3/23/11(g)		35,070	35,295,675
2.00%, 1/09/12(g)		25,475	25,731,788
2.75%, 2/05/14-3/13/14(g)		65,500	66,338,167
Overseas Private Investment Corp.,
4.09%, 5/29/12		379	417,831
4.30%, 5/29/12(a)		953	1,085,277
4.64%, 5/29/12		805	930,089
4.68%, 5/29/12		455	508,167
4.87%, 5/29/12		3,462	4,038,908
Resolution Funding Corp., Strip Bonds,
3.77%, 7/15/18(i)		2,850	2,013,762
3.78%, 10/15/18(i)		2,850	1,994,091

Total U.S. Government Sponsored Agency Obligations — 12.7%			287,555,984

U.S. Treasury Obligations
U.S. Treasury Bonds,
8.00%, 11/15/21(g)		13,725	20,308,718
4.38%, 2/15/38(g)		1,380	1,567,594
4.50%, 5/15/38(g)		11,405	13,315,338
U.S. Treasury Notes,
1.88%, 2/28/14(h)		380	384,157
2.75%, 2/15/19(l)		75,975	76,390,583

Total U.S. Treasury Obligations — 4.9%			111,966,390

Total Long-Term Investments (Cost — $3,714,066,406) — 148.6%			3,373,163,669

	Shares
Short-Term Securities
BlackRock Liquidity Funds, TempFund, 0.60%(m)(n) (Cost — $743,261) — 0.1%		743,261	743,261

	Contracts(o)
Options Purchased
Over-the-Counter Call Swaptions Purchased
Receive a fixed rate of 2.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc		2,520	681,250
Receive a fixed rate of 3.460% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Goldman Sachs Bank USA		2,500	1,332,219

			2,013,469

Over-the-Counter Put Swaptions Purchased
Pay a fixed rate of 3.460% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Goldman Sachs Bank USA		2,500	677,523
Pay a fixed rate of 5.500% and receive a floating rate based on 3-month LIBOR, expiring December 2009, Broker, Bank of America, N.A.		2,240	83,692

			761,215

Total Options Purchased (Cost — $3,451,860) — 0.1%			2,774,684

Total Investments Before TBA Sale Commitments and Outstanding Options Written (Cost — $3,718,261,527*) — 148.8%			3,376,681,614

	Par (000)
TBA Sale Commitments
Federal Home Loan Mortgage Corp. 15 Year TBA,
6.00%, 4/01/24(k)	USD	(2,900)	(3,035,031)
Federal Home Loan Mortgage Corp. 30 Year TBA,
4.50%, 4/01/39(k)		(38,900)	(39,678,000)
5.00%, 4/01/39(k)		(700)	(721,438)
6.50%, 4/01/39(k)		(1,000)	(1,053,750)
Federal National Mortgage Assoc. 15 Year TBA,
5.00%, 4/01/24(k)		(400)	(414,625)
5.50%, 4/01/24(k)		(26,300)	(27,401,312)
6.00%, 4/01/24(k)		(3,000)	(3,139,688)
Federal National Mortgage Assoc. 30 Year TBA,
4.50%, 4/01/39(k)		(32,600)	(33,282,562)
5.00%, 4/01/39-5/01/39(k)		(242,500)	(250,091,144)
5.50%, 4/01/39-5/01/39(k)		(40,900)	(42,355,688)
6.00%, 4/01/39(k)		(55,700)	(58,154,281)
6.50%, 4/01/39-5/01/39(k)		(54,100)	(56,973,750)
7.00%, 4/01/39(k)		(657)	(697,209)
Government National Mortgage Assoc. I 30 Year TBA,
6.50%, 4/01/39(k)		(90,400)	(94,778,750)

Total TBA Sale Commitments (Proceeds — $605,840,622) — (27.0)%			(611,777,228)

SEMI-ANNUAL REPORT	MARCH 31, 2009	49

Schedule of Investments (continued)	Total Return Portfolio II
(Percentages shown are based on Net Assets)

	Contracts(o)	Value
Options Written
Over-the-Counter Call Swaptions Written
Pay a fixed rate of 3.180% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	(2,000)	$(773,797)
Pay a fixed rate of 3.400% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association	(6,500)	(3,255,129)
Pay a fixed rate of 3.470% and receive a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Morgan Stanley Capital Services, Inc.	(4,000)	(2,155,475)
Pay a fixed rate of 4.100% and receive a floating rate based on 3-month LIBOR, expiring May 2009, Broker, JPMorgan Chase Bank, National Association	(5,500)	(5,769,000)
Pay a fixed rate of 4.450% and receive a floating rate based on 3-month LIBOR, expiring August 2009, Broker, UBS AG	(10,000)	(12,891,757)
Pay a fixed rate of 4.820% and receive a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA	(5,770)	(8,363,089)
Pay a fixed rate of 5.485% and receive a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association	(4,440)	(9,427,378)
Pay a fixed rate of 5.670% and receive a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	(3,270)	(7,278,990)

		(49,914,615)

Over-the-Counter Put Swaptions Written
Receive a fixed rate of 3.180% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	(2,000)	(630,755)
Receive a fixed rate of 3.400% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, JPMorgan Chase Bank, National Association	(6,500)	(1,850,549)
Receive a fixed rate of 3.470% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Morgan Stanley Capital Services, Inc.	(4,000)	(1,054,081)
Receive a fixed rate of 4.500% and pay a floating rate based on 3-month LIBOR, expiring March 2010, Broker, Barclays Bank, Plc	(2,520)	(587,863)
Receive a fixed rate of 4.750% and pay a floating rate based on 3-month LIBOR, expiring May 2009, Broker, JPMorgan Chase Bank, National Association	(5,500)	(179)
Receive a fixed rate of 4.820% and pay a floating rate based on 3-month LIBOR, expiring May 2010, Broker, Goldman Sachs Bank USA	(5,770)	(351,687)
Receive a fixed rate of 4.950% and pay a floating rate based on 3-month LIBOR, expiring August 2009, Broker, UBS AG	(10,000)	(56,689)
Receive a fixed rate of 5.485% and pay a floating rate based on 3-month LIBOR, expiring October 2009, Broker, JPMorgan Chase Bank, National Association	(4,440)	(20,675)
Receive a fixed rate of 5.670% and pay a floating rate based on 3-month LIBOR, expiring January 2010, Broker, Citibank, N.A.	(3,270)	(25,482)

		(4,577,960)

Total Options Written (Premiums Received — $32,957,250) — (2.4)%		(54,492,575)

Total Investments Net of TBA Sale Commitments and Outstanding Options Written — 119.4%		2,710,411,811
Liabilities in Excess of Other Assets — (19.4)%		(440,737,400)

Net Assets — 100.0%		$2,269,674,411

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$3,720,428,923

Gross unrealized appreciation	$41,631,210
Gross unrealized depreciation	(385,378,519)

Net unrealized depreciation	$(343,747,309)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. dollar denominated security issued by foreign domiciled entity.

(d)	Security is perpetual in nature and has no stated maturity date. In certain instances, a final maturity date may be extended and/or the final payment of principal may be deferred at the issuer’s option for a specified time without default.

(e)	Issuer filed for bankruptcy and/or is in default of interest payments.

(f)	Security, or a portion thereof, has been pledged as collateral for swap contracts.

(g)	All or a portion of security pledged as collateral for reverse repurchase agreements.

(h)	All or a portion of security pledged as collateral in connection with open financial futures contracts.

(i)	Represents a zero coupon bond. Rate shown reflects the current yield as of report date.

(j)	Investments in companies considered to be an affiliate during the period October 1, 2008 to December 31, 2008 were as follows:

Affiliate	Interest Income
Merrill Lynch Mortgage Investors, Inc., Series 03-KEY1, Class A4	$85,604
Merrill Lynch Mortgage Trust, Series 06-C2, Class A4	$341,857
Merrill Lynch Mortgage Trust, Series 07-C1, Class AM	$121,039

(k)	Represents or includes a to-be-announced transaction. The Portfolio has committed to purchasing (selling) securities for which all specific information is not available at this time.

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
AK Capital Services Ltd.	$(697,209)	$3,491
Bank of America, N.A.	$81,641,750	$349,437
Barclays Bank, Plc	$(27,496,531)	$227,281
Citibank, N.A.	$(245,492,200)	$(2,242,884)
Credit Suisse International	$(116,022,313)	$(1,972,375)
Deutsche Bank AG	$215,666,375	$2,251,609
Goldman Sachs Bank USA	$(33,282,563)	$25,469
Greenwich Capital Markets	$33,308,086	$(52,434)

50	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (continued)	Total Return Portfolio II

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase Bank, National Association	$55,288,514	$259,522
Morgan Stanley Capital Services, Inc.	$86,201,813	$922,844

(l)	Security, or a portion thereof, subject to mortgage dollar roll transactions.

(m)	Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Purchase Cost		Income
BlackRock Liquidity Funds, TempFund	$743,261	**	$3,620

**	Represents net purchase cost.

(n)	Represents current yield as of report date.

(o)	One contract represents a notional amount of $10,000.

•	Reverse repurchase agreements outstanding as of March 31, 2009 were as follows:

Counterparty	Interest Rate	Settlement Date	Maturity Date	Net Closing Amount	Par
JPMorgan Chase Bank National Association	0.33%	02/19/09	03/23/12	$3,905,419	$3,865,450
JPMorgan Chase Bank National Association	0.35%	02/20/09	03/23/12	$5,080,145	$5,025,085
JPMorgan Chase Bank National Association	0.35%	02/23/09	03/23/12	$9,830,514	$9,724,250
JPMorgan Chase Bank National Association	0.30%	03/13/09	03/13/14	$44,148,029	$43,486,313
Credit Suisse International	0.75%	03/13/09	04/13/09	$8,420,435	$8,415,000
JPMorgan Chase Bank National Association	0.30%	03/16/09	11/15/21	$20,918,057	$20,141,437
JPMorgan Chase Bank National Association	0.30%	03/16/09	05/15/38	$14,404,165	$13,229,800
Barclays Bank, Plc	0.70%	03/23/09	04/13/09	$13,997,713	$13,992,000
Barclays Bank, Plc	0.40%	03/24/09	03/11/11	$24,990,757	$24,792,625
Barclays Bank, Plc	0.45%	03/25/09	02/23/11	$21,469,746	$21,283,515
JPMorgan Chase Bank National Association	0.35%	03/25/09	02/15/38	$1,723,211	$1,562,850
BNP Paribas Securities Corporation	0.28%	03/27/09	03/23/11	$35,045,781	$34,849,000
BNP Paribas Securities Corporation	0.28%	03/27/09	10/12/10	$31,701,456	$31,563,000
BNP Paribas Securities Corporation	0.28%	03/27/09	12/11/13	$23,734,321	$23,421,000
BNP Paribas Securities Corporation	0.28%	03/27/09	02/05/14	$20,858,196	$20,574,000
Cantor Fitzgerald & Company	0.31%	03/27/09	01/09/12	$25,175,776	$24,957,000
JPMorgan Chase Bank National Association	0.39%	03/30/09	05/15/19	$34,715,178	$33,378,000
Barclays Bank, Plc	0.48%	03/30/09	03/11/11	$10,986,257	$10,884,150
Barclays Bank, Plc	0.48%	03/30/09	02/23/11	$2,794,165	$2,768,775
Barclays Bank, Plc	0.45%	03/31/09	03/13/12	$4,365,037	$4,307,000

Total					$352,220,250

•	Foreign currency exchange contracts as of March 31, 2009 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
USD	13,197,543	EUR	10,254,500	Citibank, N.A.	5/20/09	$(426,712)
USD	13,453,487	GBP	9,621,000	Deutsche Bank AG	6/10/09	(354,507)

Total						$(781,219)

•	Financial futures contracts purchased as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Appreciation
699	U.S. Treasury Bonds	Chicago	June 2009	$90,662,484	$2,379,958
62	Euro-Bund	Eurex	June 2009	$10,249,724	29,810
215	Gilt British	London	June 2009	$38,009,233	632,230

Total					$3,041,998

•	Financial futures contracts sold as of March 31, 2009 were as follows:

Contracts	Issue	Exchange	Expiration Date	Face Value	Unrealized Depreciation
503	U.S. Treasury Notes (5 Year)	Chicago	June 2009	$59,739,109	$(87,943)
540	U.S. Treasury Notes (10 Year)	Chicago	June 2009	$67,002,187	$(65,832)
613	Euro Dollar Futures	Chicago	June 2009	$151,564,250	$(2,170,419)
146	Euro Dollar Futures	Chicago	September 2009	$36,100,325	$(96,821)
147	Euro Dollar Futures	Chicago	December 2009	$36,292,463	$(100,854)
86	Euro Dollar Futures	Chicago	March 2010	$21,220,500	$(78,559)
86	Euro Dollar Futures	Chicago	June 2010	$21,187,175	$(138,681)
86	Euro Dollar Futures	Chicago	September 2010	$21,152,775	$(109,150)
85	Euro Dollar Futures	Chicago	December 2010	$20,863,250	$(117,354)
28	Euro Dollar Futures	Chicago	March 2011	$6,862,100	$(42,827)
28	Euro Dollar Futures	Chicago	June 2011	$6,848,450	$(43,176)
28	Euro Dollar Futures	Chicago	September 2011	$6,834,800	$(41,496)
28	Euro Dollar Futures	Chicago	December 2011	$6,819,750	$(37,296)

Total					$(3,130,408)

SEMI-ANNUAL REPORT	MARCH 31, 2009	51

Schedule of Investments (continued)	Total Return Portfolio II

•	Interest rate swaps outstanding as of March 31, 2009 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)
5.63%(a)	3-month LIBOR	Bank of America, N.A.	July 2009	USD	67,000	$1,453,874
4.05%(a)	3-month LIBOR	Barclays Bank, Plc	December 2009	USD	43,100	1,328,713
1.76%(b)	3-month LIBOR	Deutsche Bank AG	March 2011	USD	47,200	(349,735)
4.32%(a)	3-month LIBOR	Citibank, N.A.	July 2013	USD	93,300	9,325,167
3.67%(a)	3-month LIBOR	Deutsche Bank AG	October 2013	USD	95,000	7,746,957
2.53%(b)	3-month LIBOR	Citibank, N.A.	March 2014	USD	46,200	(714,911)
2.56%(b)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2014	USD	4,000	(66,528)
2.24%(a)	3-month LIBOR	Deutsche Bank AG	March 2014	USD	33,700	49,046
4.29%(a)	3-month LIBOR	Citibank, N.A.	October 2018	USD	14,700	2,063,575
3.03%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	December 2018	USD	9,000	203,508
2.30%(a)	3-month LIBOR	Citibank, N.A.	December 2018	USD	31,000	(1,310,116)
2.40%(a)	3-month LIBOR	Citibank, N.A.	January 2019	USD	16,000	(600,659)
2.86%(a)	3-month LIBOR	Goldman Sachs Bank USA	January 2019	USD	20,800	46,894
2.75%(a)	3-month LIBOR	JPMorgan Chase Bank, National Association	January 2019	USD	20,000	(142,008)
2.71%(a)	3-month LIBOR	Bank of America, N.A.	January 2019	USD	31,500	(351,484)
3.22%(a)	3-month LIBOR	Morgan Stanley Capital Services, Inc.	March 2019	USD	19,100	616,826
3.06%(a)	3-month LIBOR	Credit Suisse International	March 2019	USD	28,200	496,759
3.17%(a)	3-month LIBOR	Bank of America, N.A.	March 2019	USD	36,000	940,798
3.19%(b)	3-month LIBOR	JPMorgan Chase Bank, National Association	March 2019	USD	10,000	(284,748)
2.82%(a)	3-month LIBOR	Barclays Bank, Plc	March 2019	USD	12,500	(53,268)
5.41%(a)	3-month LIBOR	JPMorgan Chase Bank, National Association	August 2022	USD	19,420	5,071,490
3.50%(b)	3-month LIBOR	Barclays Bank, Plc	March 2040	USD	6,900	(182,060)

Total						$25,288,090

(a)	Portfolio pays floating interest rate and receives fixed rate.

(b)	Portfolio pays fixed interest rate and receives floating rate.

•	Credit default swaps on single-name issues - sold protection outstanding as of March 31, 2009 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Depreciation
Rogers Cable, Inc.	1.02%	Morgan Stanley Capital Services, Inc.	December 2014	BBB-	USD	14,200	$(547,497)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

•

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to any one or more of the industry sub classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. These industry classifications are unaudited.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

52	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments (concluded)	Total Return Portfolio II

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities		Other Financial Instruments ***
	Assets	Liabilities	Assets	Liabilities
Level 1	$743,261	$—	$3,041,998	$(3,130,408)
Level 2	3,359,554,717	(611,777,228)	32,118,291	(412,097,058)
Level 3	13,608,952	—	—	—

Total	$3,373,906,930	$(611,777,228)	$35,160,289	$(415,227,466)

***	Other financial instruments are futures, swaps, foreign currency exchange contracts, options and reverse repurchase agreements. Foreign currency exchange contracts, futures and swaps are valued at the unrealized appreciation/depreciation on the instrument and options and reverse repurchase agreements are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Investments in Securities
Assets
Balance, as of September 30, 2008	$22,058,075
Accrued discounts/premiums	4,340
Realized gain	244
Change in unrealized appreciation/depreciation****	(6,127,076)
Net sales	(2,326,631)
Transfers in/out of Level 3	—

Balance, as of March 31, 2009	$13,608,952

****	Included in the related net change in appreciation/depreciation on the Statement of Operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	53

Statements of Assets and Liabilities

March 31, 2009 (Unaudited)	Government Income Portfolio	High Yield Bond Portfolio	Low Duration Bond Portfolio	Total Return Portfolio II
Assets
Investments at value - unaffiliated[1,2]	$2,430,389,901	$1,423,719,467	$1,028,275,802	$3,375,938,353
Investments at value - affiliated[3]	2,543,826	73,749,965	782,447	743,261
Cash	912,317	2,805,671	457,969	714,808
Collateral received for futures contracts	—	—	—	700,000
Foreign currency at value[4]	—	534,826	921	2,409
Investments sold receivable	1,591,538,646	18,534,366	71,189	973,116,932
Unrealized appreciation on swaps	107,121,061	13,929,163	171,497	29,343,607
Capital shares sold receivable	86,601,829	6,424,970	2,730,031	5,757,246
Interest receivable	10,651,089	38,257,009	5,277,620	22,887,244
Margin variation receivable	248,553	—	258,218	320,746
Interest receivable - affiliated	94,710	34,403	5,417	3,620
Receivable from advisor	28,098	69,667	2,142	5,069
Principal paydown receivable	8,979	—	426,538	216,435
Dividends receivable	11	13,817	—	1,299
Securities lending income receivable - affiliated	—	213	—	—
Prepaid expenses	135,146	191,225	154,615	218,950

Total assets	4,230,274,166	1,578,264,762	1,038,614,406	4,409,969,979

Liabilities
Investments purchased payable	1,581,334,322	31,946,437	42,671,872	1,001,664,653
TBA sale commitments at value[5]	1,089,015,972	—	—	611,777,228
Unrealized depreciation on swaps	90,422,864	17,652,036	—	4,603,014
Collateral received for swap contracts	34,100,000	—	—	7,000,000
Capital shares redeemed payable	26,042,314	4,474,325	3,892,449	23,633,469
Options written at value[6]	11,322,858	—	2,218,532	54,492,575
Income dividends payable	5,355,402	3,907,866	1,067,527	5,883,910
Interest expense and fees payable	1,872,902	—	4,564	1,232,031
Other affiliates payable	919,294	616,544	309,242	559,877
Service and distribution fees payable	471,371	234,083	159,519	142,827
Investment advisory fees payable	368,324	535,299	219,424	568,891
Margin variation payable	—	—	17,486	513
Unrealized depreciation on foreign currency exchange contracts	—	1,921,591	106,013	781,219
Officer’s and Trustees’ fees payable	12,811	13,790	11,461	5,682
Payable for mortgage dollar rolls	—	—	—	75,401,278
Reverse repurchase agreements payable	—	—	49,549,975	352,220,250
Premiums received for swap contracts	—	10,804,080	—	—
Collateral at value - securities loaned	—	233,200	—	—
Other accrued expenses payable	646,068	429,741	319,820	328,151

Total liabilities	2,841,884,502	72,768,992	100,547,884	2,140,295,568

Net Assets	$1,388,389,664	$1,505,495,770	$938,066,522	$2,269,674,411

Net Assets Consist of
Paid-in capital	$1,452,090,106	$2,342,674,315	$1,124,445,536	$2,714,688,212
Undistributed (distributions in excess of) net investment income	5,058,808	(3,030,542)	(2,569,327)	(14,441,290)
Accumulated net realized loss	(80,027,714)	(314,334,505)	(83,137,240)	(84,764,167)
Net unrealized appreciation/depreciation	11,268,464	(519,813,498)	(100,672,447)	(345,808,344)

Net Assets	$1,388,389,664	$1,505,495,770	$938,066,522	$2,269,674,411

[1] Investments at cost - unaffiliated	$2,430,975,266	$1,937,821,021	$1,132,428,187	$3,717,518,266
[2] Securities loaned at value	—	—	—	—
[3] Investments at cost - affiliated	$2,543,826	$73,749,965	$782,447	$743,261
[4] Foreign currency at cost	—	$572,139	$929	$2,678
[5] Proceeds received - TBA sale commitments	$1,082,754,749	—	—	$605,840,622
[6] Premiums received - options written	$15,251,449	—	$2,589,971	$32,957,250

See Notes to Financial Statements.

54	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Assets and Liabilities (continued)

March 31, 2009 (Unaudited)	Government Income Portfolio	High Yield Bond Portfolio	Low Duration Bond Portfolio	Total Return Portfolio II
Net Asset Value
BlackRock:
Net Assets	$16,246	$366,754,956	$223,573,353	$1,134,878,280

Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,517	71,144,900	25,637,564	137,016,249

Net Asset Value	$10.71	$5.16	$8.72	$8.28

Institutional:
Net Assets	$126,818,857	$368,857,375	$171,277,497	$787,972,740

Shares outstanding, unlimited number of shares authorized, $0.001 par value	11,846,002	71,573,143	19,621,148	95,352,855

Net Asset Value	$10.71	$5.15	$8.73	$8.26

Service:
Net Assets	$846,534	$122,124,238	$370,399,921	$40,987,203

Shares outstanding, unlimited number of shares authorized, $0.001 par value	79,067	23,679,557	42,449,352	4,957,457

Net Asset Value	$10.71	$5.16	$8.73	$8.27

Investor A:
Net Assets	$792,846,039	$516,405,195	$57,577,303	$197,847,838

Shares outstanding, unlimited number of shares authorized, $0.001 par value	73,953,981	100,185,170	6,595,380	23,914,314

Net Asset Value	$10.72	$5.15	$8.73	$8.27

Investor A1:
Net Assets	—	—	$26,136,143	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	—	2,992,872	—

Net Asset Value	—	—	$8.73	—

Investor B:
Net Assets	$24,158,475	$23,812,628	$11,864,758	$17,318,452

Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,253,509	4,618,620	1,359,400	2,094,358

Net Asset Value	$10.72	$5.16	$8.73	$8.27

Investor B1:
Net Assets	$114,921,944	$20,203,819	$700,142	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	10,722,749	3,919,776	80,247	—

Net Asset Value	$10.72	$5.15	$8.72	—

Investor B2:
Net Assets	—	—	$5,151,927	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	—	590,581	—

Net Asset Value	—	—	$8.72	—

Investor C:
Net Assets	$96,403,885	$59,072,523	$45,919,638	$90,477,372

Shares outstanding, unlimited number of shares authorized, $0.001 par value	9,007,289	11,450,462	5,263,109	10,984,499

Net Asset Value	$10.70	$5.16	$8.72	$8.24

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	55

Statements of Assets and Liabilities (concluded)

March 31, 2009 (Unaudited)	Government Income Portfolio	High Yield Bond Portfolio	Low Duration Bond Portfolio	Total Return Portfolio II
Net Asset Value
Investor C1:
Net Assets	$168,952,598	$20,480,169	$6,425,852	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	15,790,100	3,965,339	736,493	—

Net Asset Value	$10.70	$5.16	$8.72	—

Investor C2:
Net Assets	—	—	$19,039,988	—

Shares outstanding, unlimited number of shares authorized, $0.001 par value	—	—	2,182,461	—

Net Asset Value	—	—	$8.72	—

Class R:
Net Assets	$63,425,086	$7,784,867	—	$192,526

Shares outstanding, unlimited number of shares authorized, $0.001 par value	5,921,024	1,511,151	—	23,263

Net Asset Value	$10.71	$5.15	—	$8.28

See Notes to Financial Statements.

56	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Operations

Six Months Ended March 31, 2009 (Unaudited)	Government Income Portfolio	High Yield Bond Portfolio	Low Duration Bond Portfolio	Total Return Portfolio II
Investment Income
Interest	$28,643,594	$83,593,418	$23,806,782	$79,817,736
Interest - affiliated	3,150,500	36,553	217,081	552,393
Dividends	1,299,454	985,875	158,679	76,727
Securities lending - affiliated	—	1,159	—	—

Total investment income	33,093,548	84,617,005	24,182,542	80,446,856

Expenses
Investment advisory	3,323,365	3,313,961	2,375,404	5,664,910
Service and distribution - class specific	2,736,491	1,333,834	894,566	829,922
Transfer agent - class specific	1,798,644	1,097,764	437,800	657,572
Administration	450,512	449,362	333,638	743,372
Administration - class specific	158,457	169,858	118,820	238,600
Custodian	147,556	50,900	40,287	161,835
Printing	147,264	185,418	144,412	229,560
Professional	51,462	75,038	44,000	84,132
Registration	41,170	64,876	58,294	46,716
Officer and Trustees	25,905	27,063	21,408	49,745
Miscellaneous	65,592	68,440	52,279	125,214

Total expenses excluding interest expense and fees	8,946,418	6,836,514	4,520,908	8,831,578
Interest expense	764,674	—	2,741	1,832,567

Total expenses	9,711,092	6,836,514	4,523,649	10,664,145

Less fees waived by advisor	(1,178,775)	(488,475)	(1,171,236)	(2,235,712)
Less administration fees waived - class specific	(63,949)	(123,585)	(61,762)	(131,948)
Less transfer agent fees waived - class specific	(3,009)	(3,764)	(5,899)	(6,413)
Less transfer agent fees reimbursed - class specific	(233,370)	(448,019)	(111,634)	(8,078)
Less fees paid indirectly	(626)	(3,353)	(304)	(489)

Total expenses after waivers, reimbursement and fees paid indirectly	8,231,363	5,769,318	3,172,814	8,281,505

Net investment income	24,862,185	78,847,687	21,009,728	72,165,351

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - unaffiliated	78,737,886	(89,059,105)	(31,631,657)	(42,633,510)
Options written	(11,080,273)	2,387,100	513,449	983,247
Futures and swaps	(33,062,534)	(12,997,481)	6,484,514	(5,954,688)
Foreign currency	—	6,819,376	554,358	3,806,751

	34,595,079	(92,850,110)	(24,079,336)	(43,798,200)

Net change in unrealized appreciation/depreciation on:
Investments - unaffiliated	29,334,774	(266,215,197)	(25,369,744)	(54,264,390)
Investments - affiliated	(16)	—	(3,692,128)	(5,159,737)
TBA sale commitments	(12,127,033)	—	(343,852)	(8,809,762)
Options written	3,942,632	(211,955)	477,265	(19,723,454)
Futures and swaps	22,189,696	4,916,267	(1,068,022)	37,463,212
Foreign currency and other	(10,079)	(4,683,892)	(535,299)	(8,489,218)

	43,329,974	(266,194,777)	(30,531,780)	(58,983,349)

Total realized and unrealized gain (loss)	77,925,053	(359,044,887)	(54,611,116)	(102,781,549)

Net Increase (Decrease) in Net Assets Resulting from Operations	$102,787,238	$(280,197,200)	$(33,601,388)	$(30,616,198)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	57

Statements of Changes in Net Assets

	Government Income Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations
Net investment income	$24,862,185	$67,684,134
Net realized gain (loss)	34,595,079	(1,155,402)
Net change in unrealized appreciation/depreciation	43,329,974	(15,808,147)

Net increase (decrease) in net assets resulting from operations	102,787,238	50,720,585

Dividends to Shareholders From
Net investment income:
BlackRock	(159)	(4,880)
Institutional	(3,468,397)	(11,391,530)
Service	(18,039)	(43,611)
Investor A	(15,062,478)	(41,063,818)
Investor A1	—	—
Investor B	(393,683)	(879,726)
Investor B1	(2,095,048)	(6,122,010)
Investor B2	—	—
Investor C	(1,378,321)	(1,687,133)
Investor C1	(2,875,585)	(7,519,403)
Investor C2	—	—
Class R	(1,162,306)	(2,480,847)

Decrease in net assets resulting from dividends to shareholders	(26,454,016)	(71,192,958)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(61,765,311)	(261,992,557)

Redemption Fees
Redemption fees	—	—

Net Assets
Total increase (decrease) in net assets	14,567,911	(282,464,930)
Beginning of period	1,373,821,753	1,656,286,683
End of period	$1,388,389,664	$1,373,821,753

End of period undistributed (distributions in excess of) net investment income	$5,058,808	$6,650,639

See Notes to Financial Statements.

58	SEMI-ANNUAL REPORT	MARCH 31, 2009

High Yield Bond Portfolio		Low Duration Bond Portfolio		Total Return Portfolio II
Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
$78,847,687	$136,407,001	$21,009,728	$55,376,781	$72,165,351	$158,816,296
(92,850,110)	(96,759,718)	(24,079,336)	(5,557,809)	(43,798,200)	(2,450,487)
(266,194,777)	(216,241,244)	(30,531,780)	(70,300,918)	(58,983,349)	(281,781,073)

(280,197,200)	(176,593,961)	(33,601,388)	(20,481,946)	(30,616,198)	(125,415,264)

(18,435,021)	(29,537,005)	(5,763,067)	(17,225,060)	(43,618,296)	(77,400,269)
(18,766,055)	(30,560,620)	(4,408,858)	(17,018,579)	(30,329,093)	(57,596,457)
(6,822,341)	(13,912,014)	(7,769,100)	(11,191,254)	(1,583,180)	(3,251,313)
(27,201,789)	(50,409,725)	(1,404,452)	(3,464,449)	(6,764,465)	(10,721,294)
—	—	(658,439)	(1,705,731)	—	—
(1,444,334)	(3,895,833)	(245,422)	(685,043)	(564,978)	(1,067,494)
(1,400,558)	(4,937,019)	(14,726)	(42,634)	—	—
—	—	(131,649)	(396,781)	—	—
(2,700,973)	(4,992,257)	(802,801)	(1,407,334)	(2,568,929)	(3,339,507)
(1,178,883)	(2,789,780)	(133,974)	(340,506)	—	—
—	—	(434,870)	(1,075,556)	—	—
(417,359)	(707,012)	—	—	(5,713)	(5,302)

(78,367,313)	(141,741,265)	(21,767,358)	(54,552,927)	(85,434,654)	(153,381,636)

234,788,842	216,838,453	(117,872,423)	68,837,208	(420,151,130)	(144,774,323)

142,619	80,383	—	—	—	—

(123,633,052)	(101,416,390)	(173,241,169)	(6,197,665)	(536,201,982)	(423,571,223)
1,629,128,822	1,730,545,212	1,111,307,691	1,117,505,356	2,805,876,393	3,229,447,616

$1,505,495,770	$1,629,128,822	$938,066,522	$1,111,307,691	$2,269,674,411	$2,805,876,393

$(3,030,542)	$(3,510,916)	$(2,569,327)	$(1,811,697)	$(14,441,290)	$(1,171,987)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	59

Financial Highlights	Government Income Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[1] to September 30, 2007
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.15	$10.34	$10.75	$10.91	$11.18	$11.34	$10.15	$10.33	$10.73

Net investment income[2]	0.17	0.53	0.55	0.50	0.48	0.47	0.21	0.50	0.53
Net realized and unrealized gain (loss)	0.62	(0.17)	(0.46)	(0.19)	(0.21)	(0.05)	0.57	(0.16)	(0.42)

Net increase from investment operations	0.79	0.36	0.09	0.31	0.27	0.42	0.78	0.34	0.11

Dividends and distributions from:
Net investment income	(0.23)	(0.55)	(0.50)	(0.47)	(0.52)	(0.42)	(0.22)	(0.52)	(0.51)
Tax return of capital	—	—	—	—	(0.02)	—	—	—	—
Net realized gain	—	—	—	—	—	(0.16)	—	—	—

Total dividends and distributions	(0.23)	(0.55)	(0.50)	(0.47)	(0.54)	(0.58)	(0.22)	(0.52)	(0.51)

Net asset value, end of period	$10.71	$10.15	$10.34	$10.75	$10.91	$11.18	$10.71	$10.15	$10.33

Total Investment Return
Based on net asset value	7.88%[3]	3.39%	1.19%	2.96%	2.43%	3.85%	7.79%[3]	3.24%	1.05%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense and excise tax	0.45%[4]	0.45%	0.45%	0.45%	0.45%	0.44%	0.70%[4]	0.70%	0.67%[4]

Total expenses after waivers, reimbursement and fees paid indirectly	0.55%[4]	0.62%	0.59%	0.45%	0.45%	0.44%	0.81%[4]	1.16%	0.94%[4]

Total expenses	1.41%[4]	0.91%	0.78%	0.70%	0.77%	0.78%	1.07%[4]	1.50%	1.12%[4]

Net investment income	4.38%[4]	5.03%	5.13%	4.65%	4.35%	4.25%	4.03%[4]	4.76%	5.00%[4]

Supplemental Data
Net assets, end of period (000)	$16	$5	$6	$9,440	$9,164	$10,899	$126,819	$168,551	$272,012

Portfolio turnover	1,011%[5]	5,424%[6]	1,659%	551%	662%	345%	1,011%[5]	5,424%[6]	1,659%

See Notes to Financial Statements.

60	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Government Income Portfolio

	Service					Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,			Period October 27, 2004[1] to September 30, 2005	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006			2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.14	$10.33	$10.74	$10.90	$11.21	$10.15	$10.34	$10.75	$10.91	$11.18	$11.33

Net investment income[2]	0.21	0.49	0.53	0.46	0.40	0.20	0.48	0.50	0.45	0.43	0.40
Net realized and unrealized gain (loss)	0.59	(0.16)	(0.44)	(0.19)	(0.24)	0.58	(0.17)	(0.42)	(0.19)	(0.21)	(0.03)

Net increase from investment operations	0.80	0.33	0.09	0.27	0.16	0.78	0.31	0.08	0.26	0.22	0.37

Dividends and distributions from:
Net investment income	(0.23)	(0.52)	(0.50)	(0.43)	(0.45)	(0.21)	(0.50)	(0.49)	(0.42)	(0.47)	(0.36)
Tax return of capital	—	—	—	—	(0.02)	—	—	—	—	(0.02)	—
Net realized gain	—	—	—	—	—	—	—	—	—	—	(0.16)

Total dividends and distributions	(0.23)	(0.52)	(0.50)	(0.43)	(0.47)	(0.21)	(0.50)	(0.49)	(0.42)	(0.49)	(0.52)

Net asset value, end of period	$10.71	$10.14	$10.33	$10.74	$10.90	$10.72	$10.15	$10.34	$10.75	$10.91	$11.18

Total Investment Return
Based on net asset value	7.86%[3]	3.08%	0.86%	2.57%	1.46%[3]	7.77%[3,7]	2.92%[7]	0.73%[7]	2.52%[7]	2.01%[7]	3.34%[7]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense and excise tax	0.77%[4]	0.76%	0.72%	0.82%	0.85%[4]	0.93%[4]	0.92%	0.92%	0.89%	0.86%	0.98%

Total expenses after waivers, reimbursement and fees paid indirectly	0.89%[4]	1.40%	1.19%	0.82%	0.85%[4]	1.04%[4]	1.49%	1.20%	0.89%	0.86%	0.98%

Total expenses	1.02%[4]	1.60%	6.95%	1.05%	1.15%[4]	1.18%[4]	1.69%	1.40%	1.20%	1.26%	1.38%

Net investment income	3.95%[4]	4.65%	5.06%	4.28%	3.95%[4]	3.80%[4]	4.51%	4.75%	4.22%	3.92%	3.63%

Supplemental Data
Net assets, end of period (000)	$847	$844	$768	$133	$212,963	$792,846	$773,275	$928,828	$310,258	$247,380	$126,332

Portfolio turnover	1,011%[5]	5,424%[6]	1,659%	551%	662%	1,011%[5]	5,424%[6]	1,659%	551%	662%	345%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Annualized.

5	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 746%.

6	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

7	Total investment returns exclude the effects of sales charges.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	61

Financial Highlights (continued)	Government Income Portfolio

	Investor B						Investor B1
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[1] to September 30, 2007
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.15	$10.34	$10.75	$10.91	$11.18	$11.33	$10.15	$10.34	$10.74

Net investment income[2]	0.16	0.39	0.42	0.36	0.35	0.31	0.17	0.42	0.44
Net realized and unrealized gain (loss)	0.58	(0.16)	(0.42)	(0.18)	(0.21)	(0.03)	0.58	(0.17)	(0.41)

Net increase from investment operations	0.74	0.23	—	0.18	0.14	0.28	0.75	0.25	0.03

Dividends and distributions from:
Net investment income	(0.17)	(0.42)	(0.41)	(0.34)	(0.39)	(0.27)	(0.18)	(0.44)	(0.43)
Tax return of capital	—	—	—	—	(0.02)	—	—	—	—
Net realized gain	—	—	—	—	—	(0.16)	—	—	—

Total dividends and distributions	(0.17)	(0.42)	(0.41)	(0.34)	(0.41)	(0.43)	(0.18)	(0.44)	(0.43)

Net asset value, end of period	$10.72	$10.15	$10.34	$10.75	$10.91	$11.18	$10.72	$10.15	$10.34

Total Investment Return
Based on net asset value[3]	7.36%[4]	2.09%	(0.04)%	1.67%	1.25%	2.57%	7.48%[4]	2.37%	0.26%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense and excise tax	1.69%[5]	1.72%	1.68%	1.72%	1.61%	1.73%	1.47%[5]	1.45%	1.46%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	1.81%[5]	2.31%	1.92%	1.72%	1.61%	1.73%	1.58%[5]	2.01%	1.71%[5]

Total expenses	1.94%[5]	2.51%	2.09%	1.94%	1.90%	2.03%	1.80%[5]	2.24%	2.00%[5]

Net investment income	3.05%[5]	3.74%	3.99%	3.37%	3.20%	2.81%	3.26%[5]	3.98%	4.22%[5]

Supplemental Data
Net assets, end of period (000)	$24,158	$21,196	$24,133	$32,098	$42,479	$44,786	$114,922	$124,733	$161,302

Portfolio turnover	1,011%[6]	5,424%[7]	1,659%	551%	662%	345%	1,011%[6]	5,424%[7]	1,659%

See Notes to Financial Statements.

62	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Government Income Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$10.14	$10.33	$10.73	$10.89	$11.16	$11.31

Net investment income[2]	0.16	0.38	0.42	0.37	0.35	0.31
Net realized and unrealized gain (loss)	0.57	(0.16)	(0.41)	(0.19)	(0.21)	(0.03)

Net increase from investment operations	0.73	0.22	0.01	0.18	0.14	0.28

Dividends and distributions from:
Net investment income	(0.17)	(0.41)	(0.41)	(0.34)	(0.39)	(0.27)
Tax return of capital	—	—	—	—	(0.02)	—
Net realized gain	—	—	—	—	—	(0.16)

Total dividends and distributions	(0.17)	(0.41)	(0.41)	(0.34)	(0.41)	(0.43)

Net asset value, end of period	$10.70	$10.14	$10.33	$10.73	$10.89	$11.16

Total Investment Return
Based on net asset value[3]	7.26%[4]	2.01%	0.05%	1.76%	1.25%	2.57%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense and excise tax	1.70%[5]	1.80%	1.68%	1.63%	1.61%	1.73%

Total expenses after waivers, reimbursement and fees paid indirectly	1.82%[5]	2.42%	1.95%	1.63%	1.61%	1.73%

Total expenses	1.96%[5]	2.65%	2.13%	1.85%	1.90%	2.03%

Net investment income	3.05%[5]	3.70%	4.01%	3.48%	3.19%	2.81%

Supplemental Data
Net assets, end of period (000)	$96,404	$56,398	$36,207	$34,062	$31,840	$26,036

Portfolio turnover	1,011%[6]	5,424%[7]	1,659%	551%	662%	345%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 746%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	63

Financial Highlights (continued)	Government Income Portfolio

	Investor C1			R
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$10.14	$10.32	$10.72	$10.15	$10.33	$10.74

Net investment income[2]	0.17	0.41	0.44	0.19	0.44	0.47
Net realized and unrealized gain (loss)	0.57	(0.15)	(0.42)	0.57	(0.15)	(0.42)

Net increase from investment operations	0.74	0.26	0.02	0.76	0.29	0.05

Dividends from net investment income	(0.18)	(0.44)	(0.42)	(0.20)	(0.47)	(0.46)

Net asset value, end of period	$10.70	$10.14	$10.32	$10.71	$10.15	$10.33

Total Investment Return
Based on net asset value	7.36%[3,4]	2.39%[3]	0.19%[3,4]	7.52%[4]	2.71%	0.41%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense and excise tax	1.53%[5]	1.53%	1.53%[5]	1.21%[5]	1.21%	1.21%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	1.64%[5]	2.10%	1.80%[5]	1.32%[5]	1.80%	1.51%[5]

Total expenses	1.93%[5]	2.41%	2.16%[5]	1.57%[5]	2.14%	1.86%[5]

Net investment income	3.21%[5]	3.90%	4.16%[5]	3.53%[5]	4.21%	4.51%[5]

Supplemental Data
Net assets, end of period (000)	$168,953	$167,822	$185,006	$63,425	$60,997	$48,025

Portfolio turnover	1,011%[6]	5,424%[7]	1,659%	1011%[6]	5,424%[7]	1,659%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 746%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 3,875%.

See Notes to Financial Statements.

64	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	High Yield Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.61	$7.98	$7.92	$8.09	$8.14	$7.74	$6.61	$7.98	$7.92	$8.09	$8.14	$7.74

Net investment income[1]	0.31	0.62	0.63	0.58	0.64	0.62	0.31	0.62	0.62	0.58	0.63	0.61
Net realized and unrealized gain (loss)	(1.54)	(1.34)	0.04	0.00 [2]	0.05	0.37	(1.46)	(1.35)	0.05	(0.01)	0.04	0.37

Net increase (decrease) from investment operations	(1.23)	(0.72)	0.67	0.58	0.69	0.99	(1.15)	(0.73)	0.67	0.57	0.67	0.98

Dividends and distributions from:
Net investment income	(0.22)	(0.65)	(0.61)	(0.61)	(0.60)	(0.59)	(0.31)	(0.64)	(0.61)	(0.60)	(0.58)	(0.58)
Net realized gain	—	—	—	(0.14)	(0.14)	—	—	—	—	(0.14)	(0.14)	—

Total dividends and distributions	(0.22)	(0.65)	(0.61)	(0.75)	(0.74)	(0.59)	(0.31)	(0.64)	(0.61)	(0.74)	(0.72)	(0.58)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$5.16	$6.61	$7.98	$7.92	$8.09	$8.14	$5.15	$6.61	$7.98	$7.92	$8.09	$8.14

Total Investment Return
Based on net asset value[3]	(17.14)%[4]	(9.61)%	8.66%	7.67%	8.69%	13.20%	(17.32)%[4]	(9.66)%	8.59%	7.57%	8.53%	13.03%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.55%[5]	0.55%	0.55%	0.55%	0.55%	0.55%	0.61%[5]	0.61%	0.61%	0.63%	0.70%	0.70%

Total expenses after waivers, reimbursement and fees paid indirectly	0.55%[5]	0.58%	0.60%	0.55%	0.55%	0.55%	0.61%[5]	0.64%	0.66%	0.64%	0.70%	0.70%

Total expenses	0.65%[5]	0.68%	0.72%	0.71%	0.77%	0.73%	0.68%[5]	0.71%	0.73%	0.76%	0.89%	0.85%

Net investment income	11.88%[5]	8.38%	7.75%	7.41%	7.91%	7.71%	11.79%[5]	8.31%	7.68%	7.35%	7.75%	7.63%

Supplemental Data
Net assets, end of period (000)	$366,755	$369,888	$317,610	$219,996	$169,532	$126,976	$368,857	$341,461	$372,129	$174,190	$165,805	$162,166

Portfolio turnover	40%	65%	69%	105%	129%	172%	40%	65%	69%	105%	129%	172%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Annualized.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	65

Financial Highlights (continued)	High Yield Bond Portfolio

	Service						Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.61	$7.98	$7.93	$8.09	$8.14	$7.74	$6.61	$7.98	$7.92	$8.09	$8.14	$7.73

Net investment income[1]	0.30	0.59	0.60	0.56	0.61	0.59	0.30	0.59	0.59	0.55	0.60	0.58
Net realized and unrealized gain (loss)	(1.45)	(1.34)	0.04	0.00 [2]	0.04	0.37	(1.46)	(1.34)	0.05	0.00 [2]	0.05	0.38

Net increase (decrease) from investment operations	(1.15)	(0.75)	0.64	0.56	0.65	0.96	(1.16)	(0.75)	0.64	0.55	0.65	0.96

Dividends and distributions from:
Net investment income	(0.30)	(0.62)	(0.59)	(0.58)	(0.56)	(0.56)	(0.30)	(0.62)	(0.58)	(0.58)	(0.56)	(0.55)
Net realized gain	—	—	—	(0.14)	(0.14)	—	—	—	—	(0.14)	(0.14)	—

Total dividends and distributions	(0.30)	(0.62)	(0.59)	(0.72)	(0.70)	(0.56)	(0.30)	(0.62)	(0.58)	(0.72)	(0.70)	(0.55)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$5.16	$6.61	$7.98	$7.93	$8.09	$8.14	$5.15	$6.61	$7.98	$7.92	$8.09	$8.14

Total Investment Return
Based on net asset value[3]	(17.32)%[4]	(10.00)%	8.14%	7.43%	8.24%	12.71%	(17.47)%[4,5]	(9.98)%[5]	8.22%[5]	7.22%[5]	8.24%[5]	12.70%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.98%[6]	0.99%	0.91%	0.88%	0.96%	0.99%	0.96%[6]	0.96%	0.96%	0.96%	0.96%	1.09%

Total expenses after waivers, reimbursement and fees paid indirectly	0.98%[6]	1.02%	0.96%	0.88%	0.96%	0.99%	0.96%[6]	0.99%	1.01%	0.96%	0.96%	1.10%

Total expenses	1.07%[6]	1.10%	1.04%	1.00%	1.14%	1.14%	1.22%[6]	1.25%	1.24%	1.24%	1.25%	1.34%

Net investment income	11.45%[6]	7.91%	7.36%	7.09%	7.51%	7.30%	11.48%[6]	7.95%	7.32%	6.98%	7.41%	7.29%

Supplemental Data
Net assets, end of period (000)	$122,124	$147,534	$184,474	$231,543	$158,083	$112,004	$516,405	$592,845	$586,748	$423,297	$262,920	$72,806

Portfolio turnover	40%	65%	69%	105%	129%	172%	40%	65%	69%	105%	129%	172%

See Notes to Financial Statements.

66	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	High Yield Bond Portfolio

	Investor B						Investor B1
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,					Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[7] to September 30, 2007
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.61	$7.98	$7.92	$8.09	$8.14	$7.73	$6.61	$7.98	$7.92

Net investment income[1]	0.28	0.54	0.54	0.50	0.55	0.52	0.29	0.56	0.56
Net realized and unrealized gain (loss)	(1.45)	(1.35)	0.04	(0.01)	0.04	0.38	(1.46)	(1.35)	0.04

Net increase (decrease) from investment operations	(1.17)	(0.81)	0.58	0.49	0.59	0.90	(1.17)	(0.79)	0.60

Dividends and distributions from:
Net investment income	(0.28)	(0.56)	(0.52)	(0.52)	(0.50)	(0.49)	(0.29)	(0.58)	(0.54)
Net realized gain	—	—	—	(0.14)	(0.14)	—	—	—	—

Total dividends and distributions	(0.28)	(0.56)	(0.52)	(0.66)	(0.64)	(0.49)	(0.29)	(0.58)	(0.54)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$5.16	$6.61	$7.98	$7.92	$8.09	$8.14	$5.15	$6.61	$7.98

Total Investment Return
Based on net asset value[3,5]	(17.61)%[4]	(10.66)%	7.44%	6.43%	7.44%	11.87%	(17.66)%[4]	(10.39)%	7.68%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.71%[6]	1.70%	1.69%	1.71%	1.71%	1.84%	1.44%[6]	1.42%	1.43%[6]

Total expenses after waivers, reimbursement and fees paid indirectly	1.71%[6]	1.74%	1.74%	1.71%	1.71%	1.85%	1.44%[6]	1.45%	1.48%[6]

Total expenses	1.89%[6]	1.85%	1.84%	1.89%	1.89%	1.99%	1.62%[6]	1.52%	1.57%[6]

Net investment income	10.78%[6]	7.23%	6.61%	6.31%	6.74%	6.49%	11.04%[6]	7.52%	6.90%[6]

Supplemental Data
Net assets, end of period (000)	$23,813	$38,234	$66,014	$87,651	$110,420	$92,243	$20,204	$40,215	$82,924

Portfolio turnover	40%	65%	69%	105%	129%	172%	40%	65%	69%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

4	Aggregate total investment return.

5	Total investment returns exclude the effects of sales charges.

6	Annualized.

7	Commencement of operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	67

Financial Highlights (continued)	High Yield Bond Portfolio

	Investor C
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30,
		2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$6.62	$7.98	$7.93	$8.10	$8.15	$7.74

Net investment income[1]	0.28	0.54	0.53	0.50	0.55	0.52
Net realized and unrealized gain (loss)	(1.46)	(1.34)	0.04	(0.01)	0.04	0.38

Net increase (decrease) from investment operations	(1.18)	(0.80)	0.57	0.49	0.59	0.90

Dividends and distributions from:
Net investment income	(0.28)	(0.56)	(0.52)	(0.52)	(0.50)	(0.49)
Net realized gain	—	—	—	(0.14)	(0.14)	—

Total dividends and distributions	(0.28)	(0.56)	(0.52)	(0.66)	(0.64)	(0.49)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$5.16	$6.62	$7.98	$7.93	$8.10	$8.15

Total Investment Return
Based on net asset value[3,4]	(17.75)%[5]	(10.53)%	7.29%	6.42%	7.44%	11.86%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.71%[6]	1.71%	1.68%	1.71%	1.72%	1.85%

Total expenses after waivers, reimbursement and fees paid indirectly	1.71%[6]	1.74%	1.73%	1.71%	1.72%	1.85%

Total expenses	1.85%[6]	1.85%	1.81%	1.86%	1.89%	1.99%

Net investment income	10.68%[6]	7.19%	6.59%	6.28%	6.77%	6.50%

Supplemental Data
Net assets, end of period (000)	$59,073	$60,524	$70,573	$51,917	$49,939	$61,983

Portfolio turnover	40%	65%	69%	105%	129%	172%

See Notes to Financial Statements.

68	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	High Yield Bond Portfolio

	Investor C1			R
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[7] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[7] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$6.62	$7.99	$7.93	$6.61	$7.98	$7.92

Net investment income[1]	0.29	0.56	0.55	0.30	0.58	0.58
Net realized and unrealized gain (loss)	(1.46)	(1.35)	0.05	(1.47)	(1.35)	0.04

Net increase (decrease) from investment operations	(1.17)	(0.79)	0.60	(1.17)	(0.77)	0.62

Dividends from net investment income	(0.29)	(0.58)	(0.54)	(0.29)	(0.60)	(0.56)

Redemption fees added to paid-in capital[2]	0.00	0.00	0.00	0.00	0.00	0.00

Net asset value, end of period	$5.16	$6.62	$7.99	$5.15	$6.61	$7.98

Total Investment Return
Based on net asset value[4]	(17.66)%[5]	(10.45)%[3]	7.60%[3,5]	(17.55)%[5]	(10.17)%	7.95%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.49%[6]	1.49%	1.49%[6]	1.17%[6]	1.17%	1.17%[6]

Total expenses after waivers, reimbursement and fees paid indirectly	1.49%[6]	1.52%	1.54%[6]	1.17%[6]	1.20%	1.22%[6]

Total expenses	1.69%[6]	1.62%	1.65%[6]	1.78%[6]	1.69%	1.55%[6]

Net investment income	10.95%[6]	7.43%	6.82%[6]	11.28%[6]	7.75%	7.16%[6]

Supplemental Data
Net assets, end of period (000)	$20,480	$29,269	$42,885	$7,785	$9,159	$7,189

Portfolio turnover	40%	65%	69%	40%	65%	69%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Total investment returns exclude the effects of sales charges.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Aggregate total investment return.

6	Annualized.

7	Commencement of operations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	69

Financial Highlights (continued)	Low Duration Bond Portfolio

	BlackRock						Institutional
	Six Months Ended March 31, 2009	Year Ended September 30,					Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.33	$9.95	$9.86	$9.92	$10.09	$10.23	$9.34	$9.96	$9.87	$9.93	$10.09	$10.23

Net investment income[1]	0.21	0.47	0.44	0.40	0.32	0.23	0.20	0.47	0.44	0.38	0.31	0.21
Net realized and unrealized gain (loss)	(0.61)	(0.63)	0.09	(0.05)	(0.17)	(0.12)	(0.60)	(0.63)	0.09	(0.04)	(0.17)	(0.11)

Net increase (decrease) from investment operations	(0.40)	(0.16)	0.53	0.35	0.15	0.11	(0.40)	(0.16)	0.53	0.34	0.14	0.10

Dividends and distributions from:
Net investment income	(0.21)	(0.46)	(0.44)	(0.41)	(0.32)	(0.21)	(0.21)	(0.46)	(0.44)	(0.40)	(0.30)	(0.20)
Net realized gain	—	—	—	—	—	(0.04)	—	—	—	—	—	(0.04)

Total dividends and distributions	(0.21)	(0.46)	(0.44)	(0.41)	(0.32)	(0.25)	(0.21)	(0.46)	(0.44)	(0.40)	(0.30)	(0.24)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [2]	—	—	—	—	—	0.00 [2]	—

Net asset value, end of period	$8.72	$9.33	$9.95	$9.86	$9.92	$10.09	$8.73	$9.34	$9.96	$9.87	$9.93	$10.09

Total Investment Return
Based on net asset value	(4.23)%[3]	(1.68)%	5.55%	3.61%	1.49%[4]	1.18%	(4.24)%[3]	(1.73)%	5.50%	3.51%	1.43%[4]	1.03%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.40%[5]	0.40%	0.40%	0.40%	0.40%	0.40%	0.44%[5]	0.45%	0.44%	0.49%	0.55%	0.55%

Total expenses after waivers, reimbursement and fees paid indirectly	0.40%[5]	0.42%	0.40%	0.41%	0.40%	0.40%	0.44%[5]	0.47%	0.44%	0.50%	0.55%	0.55%

Total expenses	0.67%[5]	0.69%	0.66%	0.68%	0.68%	0.65%	0.81%[5]	0.78%	0.67%	0.73%	0.80%	0.78%

Net investment income	4.73%[5]	4.79%	4.50%	4.02%	3.22%	2.25%	4.67%[5]	4.74%	4.46%	3.88%	3.07%	2.09%

Supplemental Data
Net assets, end of period (000)	$223,573	$302,436	$419,426	$540,714	$543,043	$772,355	$171,277	$345,204	$223,922	$218,192	$378,712	$477,622

Portfolio turnover	96%[6]	149%[7]	148%	72%	127%	216%	96%[6]	149%[7]	148%	72%	127%	216%

See Notes to Financial Statements.

70	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Low Duration Bond Portfolio

	Service
	Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.34	$9.96	$9.87	$9.93	$10.09	$10.23

Net investment income[1]	0.19	0.43	0.41	0.35	0.28	0.19
Net realized and unrealized gain (loss)	(0.60)	(0.62)	0.09	(0.04)	(0.16)	(0.12)

Net increase (decrease) from investment operations	(0.41)	(0.19)	0.50	0.31	0.12	0.07

Dividends and distributions from:
Net investment income	(0.20)	(0.43)	(0.41)	(0.37)	(0.28)	(0.17)
Net realized gain (loss)	—	—	—	$—	$—	(0.04)

Total dividends and distributions	(0.20)	(0.43)	(0.41)	(0.37)	(0.28)	(0.21)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [2]	—

Net asset value, end of period	$8.73	$9.34	$9.96	$9.87	$9.93	$10.09

Total Investment Return
Based on net asset value	(4.40)%[3]	(2.06)%	5.17%	3.19%	1.17%[4]	0.73%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.77%[5]	0.79%	0.76%	0.81%	0.81%	0.84%

Total expenses after waivers, reimbursement and fees paid indirectly	0.77%[5]	0.81%	0.76%	0.82%	0.81%	0.84%

Total expenses	1.01%[5]	1.04%	0.99%	1.04%	1.05%	1.07%

Net investment income	4.25%[5]	4.41%	4.14%	3.59%	2.82%	1.83%

Supplemental Data
Net assets, end of period (000)	$370,400	$250,955	$251,037	$246,965	$377,470	$345,733

Portfolio turnover	96%[6]	149%[7]	148%	72%	127%	216%

1	Based on average shares outstanding.

2	Less than $0.01 per share.

3	Aggregate total investment return.

4	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 76%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	71

Financial Highlights (continued)	Low Duration Bond Portfolio

	Investor A						Investor A1
	Six Months Ended March 31, 2009	Year Ended September 30,					Six Months Ended March 31, 2009	Year Ended September 30,	Period October 2, 2006[1] to September 30,
	(Unaudited)	2008	2007	2006	2005	2004	(Unaudited)	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$9.34	$9.96	$9.87	$9.93	$10.10	$10.24	$9.34	$9.96	$9.88

Net investment income[2]	0.19	0.43	0.41	0.35	0.28	0.18	0.20	0.45	0.42
Net realized and unrealized gain (loss)	(0.60)	(0.63)	0.09	(0.04)	(0.17)	(0.12)	(0.61)	(0.63)	0.08

Net increase (decrease) from investment operations	(0.41)	(0.20)	0.50	0.31	0.11	0.06	(0.41)	(0.18)	0.50

Dividends and distributions from:
Net investment income	(0.20)	(0.42)	(0.41)	(0.37)	(0.28)	(0.16)	(0.20)	(0.44)	(0.42)
Net realized gain	—	—	—	—	—	(0.04)	—	—	—

Total dividends and distributions	(0.20)	(0.42)	(0.41)	(0.37)	(0.28)	(0.20)	(0.20)	(0.44)	(0.42)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [3]	—	—	—	—

Net asset value, end of period	$8.73	$9.34	$9.96	$9.87	$9.93	$10.10	$8.73	$9.34	$9.96

Total Investment Return
Based on net asset value[4]	(4.42)%[5]	(2.08)%	5.15%	3.18%	1.07%[6]	0.69%	(4.33)%[5]	(1.90)%	5.18%[5]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.81%[7]	0.81%	0.78%	0.81%	0.81%	0.88%	0.62%[7]	0.62%	0.62%[7]

Total expenses after waivers, reimbursement and fees paid indirectly	0.81%[7]	0.83%	0.78%	0.82%	0.81%	0.88%	0.62%[7]	0.64%	0.62%[7]

Total expenses	1.10%[7]	1.10%	1.06%	1.19%	1.15%	1.27%	0.95%[7]	0.92%	0.91%[7]

Net investment income	4.33%[7]	4.38%	4.14%	3.58%	2.81%	1.74%	4.52%[7]	4.58%	4.28%[7]

Supplemental Data
Net assets, end of period (000)	$57,577	$78,813	$72,651	$72,077	$75,652	$87,317	$26,136	$34,801	$39,579

Portfolio turnover	96%[8]	149%[9]	148%	72%	127%	216%	96%[8]	149%[9]	148%

See Notes to Financial Statements.

72	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Low Duration Bond Portfolio

	Investor B
	Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.34	$9.96	$9.87	$9.93	$10.09	$10.23

Net investment income[2]	0.16	0.36	0.34	0.28	0.21	0.10
Net realized and unrealized gain (loss)	(0.61)	(0.63)	0.09	(0.05)	(0.17)	(0.11)

Net increase (decrease) from investment operations	(0.45)	(0.27)	0.43	0.23	0.04	(0.01)

Dividends and distributions from:
Net investment income	(0.16)	(0.35)	(0.34)	(0.29)	(0.20)	(0.09)
Net realized gain	—	—	—	—	—	(0.04)

Total dividends and distributions	(0.16)	(0.35)	(0.34)	(0.29)	(0.20)	(0.13)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [3]	—

Net asset value, end of period	$8.73	$9.34	$9.96	$9.87	$9.93	$10.09

Total Investment Return
Based on net asset value[4]	(4.78)%[5]	(2.81)%	4.41%	2.41%	0.41%[6]	(0.06)%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.56%[7]	1.56%	1.49%	1.56%	1.56%	1.63%

Total expenses after waivers, reimbursement and fees paid indirectly	1.56%[7]	1.58%	1.49%	1.57%	1.56%	1.63%

Total expenses	1.89%[7]	1.84%	1.78%	1.86%	1.81%	1.92%

Net investment income	3.59%[7]	3.65%	3.42%	2.83%	2.06%	1.00%

Supplemental Data
Net assets, end of period (000)	$11,865	$15,451	$22,288	$31,938	$45,942	$66,253

Portfolio turnover	96%[8]	149%[9]	148%	72%	127%	216%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Less than $0.01 per share.

4	Total investment returns exclude the effects of sales charges.

5	Aggregate total investment return.

6	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

7	Annualized.

8	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 76%.

9	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	73

Financial Highlights (continued)	Low Duration Bond Portfolio

	Investor B1			Investor B2
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.34	$9.95	$9.87	$9.34	$9.95	$9.87

Net investment income[2]	0.17	0.39	0.36	0.18	0.42	0.40
Net realized and unrealized gain (loss)	(0.62)	(0.62)	0.07	(0.61)	(0.62)	0.08

Net increase (decrease) from investment operations	(0.45)	(0.23)	0.43	(0.43)	(0.20)	0.48

Dividends from net investment income	(0.17)	(0.38)	(0.35)	(0.19)	(0.41)	(0.40)

Net asset value, end of period	$8.72	$9.34	$9.95	$8.72	$9.34	$9.95

Total Investment Return
Based on net asset value[3]	(4.76)%[4]	(2.45)%	4.49%[4]	(4.59)%[4]	(2.10)%	4.93%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.29%[5]	1.29%	1.29%[5]	0.94%[5]	0.93%	0.86%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	1.29%[5]	1.31%	1.29%[5]	0.94%[5]	0.96%	0.86%[5]

Total expenses	1.75%[5]	1.66%	1.70%[5]	1.39%[5]	1.26%	1.33%[5]

Net investment income	3.83%[5]	3.93%	3.62%[5]	4.20%[5]	4.27%	4.04%[5]

Supplemental Data
Net assets, end of period (000)	$700	$813	$1,435	$5,152	$7,287	$11,538

Portfolio turnover	96%[6]	149%[7]	148%	96%[6]	149%[7]	148%

See Notes to Financial Statements.

74	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Low Duration Bond Portfolio

	Investor C
	Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$9.34	$9.95	$9.87	$9.93	$10.09	$10.23

Net investment income[2]	0.16	0.36	0.34	0.28	0.21	0.10
Net realized and unrealized gain (loss)	(0.62)	(0.62)	0.08	(0.05)	(0.17)	(0.11)

Net increase (decrease) from investment operations	(0.46)	(0.26)	0.42	0.23	0.04	(0.01)

Dividends and distributions from:
Net investment income	(0.16)	(0.35)	(0.34)	(0.29)	(0.20)	(0.09)
Net realized gain	—	—	—	—	—	(0.04)

Total dividends and distributions	(0.16)	(0.35)	(0.34)	(0.29)	(0.20)	(0.13)

Redemption fees added to paid-in capital	—	—	—	—	0.00 [8]	—

Net asset value, end of period	$8.72	$9.34	$9.95	$9.87	$9.93	$10.09

Total Investment Return
Based on net asset value[3]	(4.88)%[4]	(2.71)%	4.30%	2.42%	0.41%[9]	(0.06)%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.56%[5]	1.55%	1.49%	1.56%	1.57%	1.63%

Total expenses after waivers, reimbursement and fees paid indirectly	1.56%[5]	1.57%	1.49%	1.57%	1.57%	1.63%

Total expenses	1.81%[5]	1.81%	1.75%	1.84%	1.81%	1.93%

Net investment income	3.57%[5]	3.65%	3.42%	2.84%	2.06%	0.98%

Supplemental Data
Net assets, end of period (000)	$45,920	$45,461	$38,222	$50,065	$72,085	$124,548

Portfolio turnover	96%[6]	149%[7]	148%	72%	127%	216%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 76%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

8	Less than $0.01 per share.

9	Redemption fee of 2.00% is reflected in total return calculations. There was no impact to the return.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	75

Financial Highlights (continued)	Low Duration Bond Portfolio

	Investor C1			Investor C2
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period October 2, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.34	$9.96	$9.87	$9.34	$9.95	$9.87

Net investment income[2]	0.17	0.38	0.35	0.18	0.42	0.39
Net realized and unrealized gain (loss)	(0.62)	(0.62)	0.09	(0.61)	(0.62)	0.08

Net increase (decrease) from investment operations	(0.45)	(0.24)	0.44	(0.43)	(0.20)	0.47

Dividends from net investment income	(0.17)	(0.38)	(0.35)	(0.19)	(0.41)	(0.39)

Net asset value, end of period	$8.72	$9.34	$9.96	$8.72	$9.34	$9.95

Total Investment Return
Based on net asset value[3]	(4.78)%[4]	(2.56)%	4.57%[4]	(4.59)%[4]	(2.07)%	4.88%[4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.33%[5]	1.30%	1.33%[5]	0.94%[5]	0.91%	0.91%[5]

Total expenses after waivers, reimbursement and fees paid indirectly	1.33%[5]	1.32%	1.33%[5]	0.94%[5]	0.93%	0.91%[5]

Total expenses	1.59%[5]	1.56%	1.55%[5]	1.19%[5]	1.16%	1.17%[5]

Net investment income	3.80%[5]	3.91%	3.58%[5]	4.19%[5]	4.30%	4.00%[5]

Supplemental Data
Net assets, end of period (000)	$6,426	$7,634	$9,833	$19,040	$22,452	$27,574

Portfolio turnover	96%[6]	149%[7]	148%	96%[6]	149%[7]	148%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Total investment returns exclude the effects of sales charges.

4	Aggregate total investment return.

5	Annualized.

6	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 76%.

7	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 63%.

See Notes to Financial Statements.

76	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)	Total Return Portfolio II

	BlackRock
	Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.63	$9.47	$9.51	$9.64	$9.76	$10.03

Net investment income[1]	0.25	0.49	0.45	0.43	0.40	0.40
Net realized and unrealized loss	(0.30)	(0.86)	(0.05)	(0.08)	(0.11)	(0.06)

Net increase (decrease) from investment operations	(0.05)	(0.37)	0.40	0.35	0.29	0.34

Dividends and distributions from:
Net investment income	(0.30)	(0.47)	(0.44)	(0.43)	(0.39)	(0.36)
Net realized gain	—	—	—	(0.05)	(0.02)	(0.25)

Total dividends and distributions	(0.30)	(0.47)	(0.44)	(0.48)	(0.41)	(0.61)

Net asset value, end of period	$8.28	$8.63	$9.47	$9.51	$9.64	$9.76

Total Investment Return
Based on net asset value	(0.55)%[2]	(4.18)%	4.33%	3.74%	2.96%	3.83%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.40%[3]	0.40%	0.40%	0.40%	0.40%	0.40%

Total expenses after waivers, reimbursement and fees paid indirectly	0.55%[3]	0.86%	0.44%	0.40%	0.40%	0.40%

Total expenses	0.75%[3]	1.05%	0.63%	0.61%	0.64%	0.63%

Net investment income	6.06%[3]	5.18%	4.74%	4.51%	4.13%	4.13%

Supplemental Data
Net assets, end of period (000)	$1,134,878	$1,418,867	$1,613,031	$1,619,004	$1,543,861	$1,400,826

Portfolio turnover	239%[4]	1,007%[5]	324%	197%	351%	360%

	Institutional
	Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.62	$9.45	$9.49	$9.62	$9.74	$10.01

Net investment income[1]	0.25	0.48	0.44	0.42	0.39	0.39
Net realized and unrealized loss	(0.32)	(0.85)	(0.05)	(0.08)	(0.12)	(0.04)

Net increase (decrease) from investment operations	(0.07)	(0.37)	0.39	0.34	0.27	0.35

Dividends and distributions from:
Net investment income	(0.29)	(0.46)	(0.43)	(0.42)	(0.37)	(0.37)
Net realized gain	—	—	—	(0.05)	(0.02)	(0.25)

Total dividends and distributions	(0.29)	(0.46)	(0.43)	(0.47)	(0.39)	(0.62)

Net asset value, end of period	$8.26	$8.62	$9.45	$9.49	$9.62	$9.74

Total Investment Return
Based on net asset value	(0.72)%[2]	(4.17)%	4.26%	3.66%	2.81%	3.68%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement, and fees paid indirectly and excluding interest expense	0.51%[3]	0.49%	0.48%	0.47%	0.55%	0.55%

Total expenses after waivers, reimbursement and fees paid indirectly	0.66%[3]	0.95%	0.52%	0.47%	0.55%	0.55%

Total expenses	0.84%[3]	1.12%	0.70%	0.66%	0.77%	0.76%

Net investment income	5.97%[3]	5.10%	4.67%	4.46%	4.00%	3.97%

Supplemental Data
Net assets, end of period (000)	$787,973	$995,813	$1,210,031	$773,866	$614,700	$697,687

Portfolio turnover	239%[4]	1,007%[5]	324%	197%	351%	360%

1	Based on average shares outstanding.

2	Aggregate total investment return.

3	Annualized.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 94%.

5	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	77

Financial Highlights (continued)	Total Return Portfolio II

	Service						Investor A
	Six Months Ended March 31, 2009	Year Ended September 30,					Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.62	$9.46	$9.49	$9.62	$9.74	$10.01	$8.62	$9.46	$9.50	$9.63	$9.75	$10.01

Net investment income[1]	0.23	0.46	0.42	0.39	0.36	0.36	0.23	0.45	0.41	0.39	0.36	0.35
Net realized and unrealized loss	(0.30)	(0.86)	(0.04)	(0.07)	(0.11)	(0.04)	(0.30)	(0.86)	(0.05)	(0.08)	(0.11)	(0.02)

Net increase (decrease) from investment operations	(0.07)	(0.40)	0.38	0.32	0.25	0.32	(0.07)	(0.41)	0.36	0.31	0.25	0.33

Dividends and distributions from:
Net investment income	(0.28)	(0.44)	(0.41)	(0.40)	(0.35)	(0.34)	(0.28)	(0.43)	(0.40)	(0.39)	(0.35)	(0.34)
Net realized gain	—	—	—	(0.05)	(0.02)	(0.25)	—	—	—	(0.05)	(0.02)	(0.25)

Total dividends and distributions	(0.28)	(0.44)	(0.41)	(0.45)	(0.37)	(0.59)	(0.28)	(0.43)	(0.40)	(0.44)	(0.37)	(0.59)

Net asset value, end of period	$8.27	$8.62	$9.46	$9.49	$9.62	$9.74	$8.27	$8.62	$9.46	$9.50	$9.63	$9.75

Total Investment Return
Based on net asset value	(0.75)%[2]	(4.48)%	4.10%	3.38%	2.54%	3.38%	(0.75)%[2]	(4.58)%	3.91%	3.32%	2.54%	3.44%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	0.81%[3]	0.69%	0.73%	0.76%	0.81%	0.84%	0.81%[3]	0.81%	0.81%	0.81%	0.81%	0.88%

Total expenses after waivers, reimbursement and fees paid indirectly	0.97%[3]	1.14%	0.77%	0.76%	0.81%	0.84%	0.96%[3]	1.27%	0.85%	0.81%	0.81%	0.88%

Total expenses	1.15%[3]	1.34%	1.03%	0.95%	1.03%	1.05%	1.18%[3]	1.45%	1.08%	1.11%	1.13%	1.23%

Net investment income	5.66%[3]	4.90%	4.40%	4.16%	3.73%	3.69%	5.64%[3]	4.78%	4.34%	4.11%	3.72%	3.65%

Supplemental Data
Net assets, end of period (000)	$40,987	$59,642	$60,380	$127,902	$158,200	$152,085	$197,848	$220,122	$236,934	$236,621	$214,196	$132,561

Portfolio turnover	239%[4]	1,007%[5]	324%	197%	351%	360%	239%[4]	1,007%[5]	324%	197%	351%	360%

	Investor B
	Six Months Ended March 31, 2009	Year Ended September 30,
	(Unaudited)	2008	2007	2006	2005	2004
Per Share Operating Performance
Net asset value, beginning of period	$8.62	$9.46	$9.49	$9.62	$9.75	$10.01

Net investment income[1]	0.20	0.37	0.34	0.31	0.29	0.28
Net realized and unrealized loss	(0.30)	(0.85)	(0.04)	(0.08)	(0.13)	(0.02)

Net increase (decrease) from investment operations	(0.10)	(0.48)	0.30	0.23	0.16	0.26

Dividends and distributions from:
Net investment income	(0.25)	(0.36)	(0.33)	(0.31)	(0.27)	(0.27)
Net realized gain	—	—	—	(0.05)	(0.02)	(0.25)

Total dividends and distributions	(0.25)	(0.36)	(0.33)	(0.36)	(0.29)	(0.52)

Net asset value, end of period	$8.27	$8.62	$9.46	$9.49	$9.62	$9.75

Total Investment Return
Based on net asset value[6]	(1.16)%[2]	(5.34)%	3.21%	2.49%	1.67%	2.66%

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.65%[3]	1.61%	1.59%	1.62%	1.56%	1.63%

Total expenses after waivers, reimbursement and fees paid indirectly	1.80%[3]	2.09%	1.63%	1.62%	1.56%	1.63%

Total expenses	2.01%[3]	2.26%	1.81%	1.81%	1.78%	1.88%

Net investment income	4.84%[3]	3.98%	3.57%	3.31%	2.97%	2.88%

Supplemental Data
Net assets, end of period (000)	$17,318	$22,500	$30,054	$38,797	$49,389	$56,758

Portfolio turnover	239%[4]	1,007%[5]	324%	197%	351%	360%

See Notes to Financial Statements.

78	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (concluded)	Total Return Portfolio II

	Investor C						R
	Six Months Ended March 31, 2009	Year Ended September 30,					Six Months Ended March 31, 2009	Year Ended September 30,	Period October 2, 2006[7] to September 30,
	(Unaudited)	2008	2007	2006	2005	2004	(Unaudited)	2008	2007
Per Share Operating Performance
Net asset value, beginning of period	$8.59	$9.42	$9.50	$9.63	$9.75	$10.02	$8.63	$9.47	$9.51

Net investment income[1]	0.20	0.38	0.34	0.31	0.29	0.28	0.22	0.43	0.38
Net realized and unrealized loss	(0.30)	(0.85)	(0.09)	(0.07)	(0.12)	(0.03)	(0.30)	(0.86)	(0.05)

Net increase (decrease) from investment operations	(0.10)	(0.47)	0.25	0.24	0.17	0.25	(0.08)	(0.43)	0.33

Dividends and distributions from:
Net investment income	(0.25)	(0.36)	(0.33)	(0.32)	(0.27)	(0.27)	(0.27)	(0.41)	(0.37)
Net realized gain	—	—	—	(0.05)	(0.02)	(0.25)	—	—	—

Total dividends and distributions	(0.25)	(0.36)	(0.33)	(0.37)	(0.29)	(0.52)	(0.27)	(0.41)	(0.37)

Net asset value, end of period	$8.24	$8.59	$9.42	$9.50	$9.63	$9.75	$8.28	$8.63	$9.47

Total Investment Return
Based on net asset value[6]	(1.14)%[2]	(5.22)%	2.71%	2.52%	1.77%	2.56%	(0.88)%[2]	(4.82)%	3.59%[8]

Ratios to Average Net Assets
Total expenses after waivers, reimbursement and fees paid indirectly and excluding interest expense	1.59%[3]	1.57%	1.54%	1.59%	1.56%	1.62%	1.07%[3]	1.02%	1.10%[3]

Total expenses after waivers, reimbursement and fees paid indirectly	1.73%[3]	2.02%	1.58%	1.59%	1.56%	1.62%	1.21%[3]	1.48%	1.14%[3]

Total expenses	1.92%[3]	2.19%	1.76%	1.78%	1.78%	1.87%	1.39%[3]	1.74%	1.40%[3]

Net investment income	4.91%[3]	4.04%	3.61%	3.33%	2.93%	2.89%	5.40%[3]	4.60%	4.08%[3]

Supplemental Data
Net assets, end of period (000)	$90,477	$88,763	$78,995	$63,223	$73,954	$85,717	$193	$169	$23

Portfolio turnover	239%[4]	1,007%[5]	324%	197%	351%	360%	239%[4]	1,007%[5]	324%

1	Based on average shares outstanding.

2	Aggregate total investment return.

3	Annualized.

4	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 94%.

5	Includes TBA transactions, excluding these transactions, the portfolio turnover would have been 218%.

6	Total investment returns exclude the effects of sales charges.

7	Commencement of operations.

8	Aggregate total investment return.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	79

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2009, the Fund had 34 registered portfolios, of which the BlackRock Government Income Portfolio (“Government Income”), BlackRock High Yield Bond Portfolio (“High Yield Bond”), BlackRock Low Duration Bond Portfolio (“Low Duration Bond”) and BlackRock Total Return Portfolio II (“Total Return II”), (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. BlackRock and Institutional Shares are sold without a sales charge and only to certain eligible investors. Service Shares are sold without a sales charge. Investor A Shares are sold with a front-end sales charge. Shares of Investor B and Investor C may be subject to a contingent deferred sales charge. R Shares are sold without a sales charge and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Service, Investor A, Investor B, Investor C and R Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures (except that Investor B, Investor B1 and Investor B2 shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: The Portfolios value their bond investments on the basis of last available bid price or current market quotations provided by dealers or pricing services selected under the supervision of the Fund’s Board of Trustees (the “Board”). Floating rate loan interests are valued at the mean between the last available bid prices from one or more brokers or dealers as obtained from pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. The fair value of asset-backed and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued by utilizing quotes received daily by the Portfolios’ pricing service or through brokers which are derived using daily swap curves and trades of underlying securities. To-be-announced (“TBA”) commitments are valued at the current market value of the underlying securities. Short-term securities with maturities less than 60 days are valued at amortized cost, which approximates fair value. Investments in open-end investment companies are valued at net asset value each business day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there is no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior’s day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the option. Over-the-counter options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying securities.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange (“NYSE”). The values of such securities used in computing the net assets of a Portfolio are determined as of such times. Foreign currency exchange rates will be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of each Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board or by the investment advisor using a pricing service and/or procedures approved by the Board. Foreign currency exchange contracts and forward foreign currency exchange

80	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Derivative Financial Instruments: The Portfolios may engage in various portfolio investment strategies to both increase the return of the Portfolios and to hedge, or protect, their exposure to interest rate movements and movements in the securities markets. Losses may arise if the value of the contract decreases due to an unfavorable change in the price of the underlying security, or if the counterparty does not perform under the contract.

•

Financial Futures Contracts – The Portfolios may purchase or sell financial or index futures contracts and options on financial futures contracts for investment purposes or to manage their interest rate risk. Futures are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures transactions involves the risk of an imperfect correlation in the movements in the price of futures contracts, interest rates and the underlying assets, and the possible inability of counterparties to meet the terms of their contracts.

•

Forward Currency Contracts – A forward currency contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. The Portfolios may enter into foreign currency exchange contracts as a hedge against either specific transactions or portfolio positions. Foreign currency exchange contracts, when used by a Portfolio, help to manage the overall exposure to the foreign currency backing some of the investments held by a Portfolio. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency contracts involves the risk that counterparties may not meet the terms of the agreement and market risk of unanticipated movements in the value of a foreign currency relative to the US dollar.

•

Options – The Portfolios may purchase and write call and put options. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period.

When a Portfolio purchases (writes) an option, an amount equal to the premium paid (received) by a Portfolio is reflected as an asset and an equivalent liability. The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Portfolio writes a call option, such option is “covered”, meaning that the Portfolio holds the underlying security subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

In purchasing and writing options, the Portfolios bear the market risk of an unfavorable change in the price of the underlying security or index. Exercise of a written option could result in a Portfolio purchasing a security at a price different from the current market value. The Portfolio may execute transactions in both listed and over-the-counter options. Transactions in certain over-the-counter options may expose the Portfolio to the risk of default by the counterparty to the transaction.

•

Swaps – The Portfolios may enter into swap agreements, in which a Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Portfolio are recorded in the accompanying Statements of Operations as realized gains or losses, respectively. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract, if any.

Swap transactions involve, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Interest Rate Swaps – The Portfolios may enter into interest rate swaps for investment purposes or to manage their interest rate risk. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time.

SEMI-ANNUAL REPORT	MARCH 31, 2009	81

Notes to Financial Statements (continued)

Credit Default Swaps – The Portfolios may enter into credit default swaps for investment purposes or to manage its credit risk. The Portfolios enter into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). Credit default swaps are agreements in which one party pays fixed periodic payments to a counterparty in consideration for a guarantee from the counterparty to make a specific payment should a negative credit event take place (e.g. bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). A Portfolio may either buy or sell (write) credit default swaps. As a buyer, the Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. In the event of default by the counterparty, the Portfolio may recover amounts paid under the agreement either partially or in total by offsetting any payables and/or receivables with collateral held or pledged.

Swaptions – Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

Foreign Currency Transactions: Foreign currency amounts are translated into United States dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange; and (ii) purchases and sales of investment securities, income and expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Portfolios report foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: The Portfolios may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If a Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Portfolios may purchase in the secondary market certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“GNMA”) are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal National Mortgage Association (“FNMA”) include FNMA guaranteed Mortgage Pass-Through Certificates which are solely the obligations of the FNMA, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

The Portfolios invest a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedules of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Multiple Class Pass-Through Securities: The Portfolios may invest in multiple class pass-through securities, including collateralized mortgage obligations and commercial mortgage backed securities. These multiple class securities may be issued by GNMA, US Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, these securities are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities, the payments on which are used to make payments on the multiple class pass-through securities. The markets for multiple class pass-through securities may be more illiquid than those of other securities. Classes of multiple class pass-through securities include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the

82	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Portfolios may not fully recoup their initial investments in IO’s.

Stripped Mortgage Backed Securities: The Portfolios may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. The Portfolios also may invest in stripped mortgage-backed securities that are privately issued.

TBA Commitments: The Portfolios may enter into to-be announced TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to settlement date, which is in addition to the risk of decline in the value of the Portfolios’ other assets.

Floating Rate Loan Interests: The Portfolios may invest in floating rate loans, which are generally non-investment grade, made by banks, other financial institutions, and privately and publicly offered corporations. Floating rate loans are senior in the debt structure of a corporation. Floating rate loans generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more US banks or (iii) the certificate of deposit rate. The Portfolios consider these investments to be investments in debt securities for purposes of its investment policies.

The Portfolio earns and/or pays facility and other fees on floating rate loans. Other fees earned/paid include commitment, amendment, consent, commissions and prepayment penalty fees. Facility, amendment, and consent fees are typically amortized as premium and/or accreted as discount over the term of the loan. Commitment, commission and various other fees are recorded as income or expense. Prepayment penalty fees are recognized on the accrual basis. When a Portfolio buys a floating rate loan it may receive a facility fee and when it sells a floating rate loan it may pay a facility fee. On an ongoing basis, a Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, a Portfolio may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Other fees received by a Portfolio may include covenant waiver fees and covenant modification fees.

A Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loans are usually freely callable at the issuer’s option. The Portfolio may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties. Participations typically will result in the Portfolio having a contractual relationship only with the lender, not with the borrower. The Portfolio will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower.

In connection with purchasing Participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loans, nor any rights of offset against the borrower, and the Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Portfolio will assume the credit risk of both the borrower and the lender that is selling the Participation. The Portfolio’s investments in loan participation interests involve the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

Preferred Stock: The Portfolios may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

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Notes to Financial Statements (continued)

Forward Commitments and When-Issued Delayed Delivery Securities: The Portfolios may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolios may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolios may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed-delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations.

Inflation-indexed Bonds: Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of US Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage Dollar Roll Transactions: The Portfolios may sell mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. Pools of mortgage securities are used to collateralize mortgage dollar roll transactions and may have different prepayment histories than those sold. During the period between the sale and the repurchase, the Portfolios will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional instruments for the Portfolios, and the income from these investments will generate income for the Portfolios. The Portfolios will account for dollar roll transactions as purchases and sales and realize gains and losses on these transactions.

Mortgage dollar rolls involve the risk that the market value of the securities that the Portfolios is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Treasury Roll Transactions: A treasury roll transaction involves the sale of a Treasury security, with an agreement to repurchase the same security at an agreed upon price and date. Treasury rolls constitutes a borrowing (not treated as purchase and sales) and the difference between the sale and repurchase prices represents interest expense at an agreed upon rate. Whether such a transaction produces a positive impact on performance depends upon whether the income and gains on the securities purchased with the proceeds received from the sale of the security exceeds the interest expense incurred by the Portfolios. Treasury rolls are not considered purchases and sales and any gains or losses incurred on the treasury rolls will be deferred until the treasury securities are disposed.

Treasury roll transactions involve the risk that the market value of the securities that the Portfolios is required to purchase may decline below the agreed upon repurchase price of those securities. If investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will adversely impact the investment performance of the Portfolios.

Reverse Repurchase Agreements: The Portfolios may enter into reverse repurchase agreements with qualified third party brokers-dealers. In a reverse repurchase agreement, a Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the securities at a mutually agreed upon date and price. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon market rates determined at the time of issuance. The Portfolios may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that a Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio’s use of the proceeds of the agreement may be restricted pending determination by the other party, or its trustee or receiver, whether to enforce the Portfolio’s obligation to repurchase the securities.

Zero-Coupon Bonds: The Portfolios may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Portfolio segregate assets in connection with certain investments (e.g., TBA’s beyond normal settlement, extended settlements, options, reverse repurchase agreements, swaps, written swaptions, written options, forward foreign currency contracts, financial futures contracts) or certain borrowings (e.g. reverse repurchase agreements), each Portfolio will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Portfolios may also be required to

84	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

deliver or deposit securities as collateral for certain investments (e.g., financial futures contracts, reverse repurchase agreements, swaps and written options).

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when a Portfolio has determined the ex-dividend date. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income is recognized on the accrual method. The Portfolios amortize all premiums and discounts on debt securities. Income, realized and unrealized gains and losses of the Portfolios are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

Securities Lending: The Portfolios may lend securities to financial institutions that provide cash which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of each Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. The Portfolios typically receive income on loaned securities but do not receive income on the collateral. The Portfolios may invest the cash collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The Portfolios may pay reasonable lending agent, administrative and custodial fees in connection with their loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolios could experience delays and costs in gaining access to the collateral. The Portfolios also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Portfolio’s US federal income tax returns remains open for the four years ended September 30, 2008. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each Portfolio’s financial statement disclosures is currently being assessed.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor is responsible for the management of each Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolios. For such services, each Portfolio pays the Advisor a monthly fee based on the average daily value of the Portfolio’s net assets, at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	.500%
$1 Billion – $2 Billion	.450

SEMI-ANNUAL REPORT	MARCH 31, 2009	85

Notes to Financial Statements (continued)

Average Daily Net Assets	Investment Advisory Fee
$2 Billion – $3 Billion	.425
Greater Than $3 Billion	.400

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2010, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	0.45%	0.55%	0.40%	0.40%
Institutional	0.70%[1]	0.70%	0.55%	0.55%
Service	0.90%	1.00%	0.85%	0.85%
Investor A	1.07%	0.96%	0.81%	0.81%
Investor A1	NA	NA	0.62%[1]	NA
Investor B	1.82%	1.71%	1.56%	1.65%
Investor B1	1.47%[1]	1.44%[1]	1.29%[1]	NA
Investor B2	NA	NA	0.94%[1]	NA
Investor C	1.82%	1.71%	1.56%	1.65%
Investor C1	1.53%[1]	1.49%[1]	1.33%[1]	NA
Investor C2	NA	NA	0.94%[1]	NA
R	1.21%[1]	1.17%[1]	NA	1.10%

[1]	BlackRock has agreed to voluntarily waive or reimburse certain fees or expenses to limit expenses as stated above. The voluntary waiver or reimbursement may be reduced or discontinued at any time.

In addition, the Advisor has entered into a sub-advisory agreement with BlackRock Financial Management, Inc. (“BFM”), an affiliate of the Advisor, pursuant to which BFM serves as sub-advisor for all of the Portfolios. The Advisor pays the sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by the Portfolios to the Advisor.

PFPC Trust Company, an indirect wholly-owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a fee computed daily and payable monthly, based on a percentage of the average daily gross assets of each Portfolio. The fee is paid at the following annual rates: 0.005% of the first $400 million, 0.004% of the next $1.6 billion, and 0.003% of average daily gross assets in excess of $2 billion; plus per transaction charges and other miscellaneous fees incurred on behalf of each Portfolio.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect wholly-owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, certain affiliates provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. The Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

	Merrill Lynch	Other Affiliates
	Period October 1, 2008 to December 31, 2008	Six Months Ended March 31, 2009
Government Income	$—	$762,382
High Yield Bond	24	73,537
Low Duration Bond	—	112,370
Total Return II	—	193,633

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is paid at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

86	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

The Portfolios have received an exemptive order from the SEC permitting them to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith (“MLPF&S”) or its affiliates. Pursuant to that order, the Portfolios have retained BlackRock Investment Management, LLC (“BIM”), an affiliate of the Advisor, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. BIM may, on behalf of the Portfolios, invest cash collateral received by the Portfolios for such loans, among other things, in a private investment company managed by the Advisor or in registered money market funds advised by the Advisor or its affiliates. As of year-end, the Portfolios had no securities loaned to MLPF&S or its affiliates. For the six months ended March 31, 2009, BIM did not earn any securities lending agent fees. PTC, the Funds’ securities lending agent prior to October 1, 2007, continues to be such agent for certain securities loaned by the High Yield Bond Portfolio, and as of March 31, 2009 not returned. The securities loaned had no value as of March 31, 2009.

The Fund, on behalf of the Portfolios, has entered into a separate Distribution Agreement and Distribution Plan with BlackRock Investments, LLC. (“BIL”), an affiliate of BlackRock, Inc. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Service	0.25%	NA
Investor A	0.25%	NA
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
R	0.25%	0.25%

For the six months ended March 31, 2009, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Government Income	$1,002,342
High Yield Bond	170,306
Low Duration Bond	121,972
Total Return II	252,275

The Advisor maintains a call center which is responsible for providing certain shareholder services to the Portfolios, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2009, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Institutional	$—	$3,251	$1,720	$4,586
Service	—	1,441	1,769	759
Investor A	14,758	—	4,466	8,494
Investor A1	—	—	406	—
Investor B	1,558	—	668	879
Investor B1	1,485	788	13	—
Investor B2	—	—	144	—
Investor C	1,576	2,068	1,061	1,276
Investor C1	1,531	346	62	—
Investor C2	—	—	233	—
R	—	75	—	4

Total	$20,908	$7,969	$10,542	$15,998

For the six months ended March 31, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

	Administration Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$—	$39,014	$29,476	$105,361
Institutional	20,443	39,962	22,837	89,262
Service	108	14,980	43,889	5,907
Investor A	81,113	59,341	7,851	25,010
Investor A1	—	—	3,529	—
Investor B	2,991	3,376	1,644	2,384
Investor B1	15,006	3,190	92	—
Investor B2	—	—	757	—

SEMI-ANNUAL REPORT	MARCH 31, 2009	87

Notes to Financial Statements (continued)

	Administration Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Investor C	10,297	6,357	5,391	10,654
Investor C1	$20,800	$2,708	$848	$—
Investor C2	—	—	2,506	—
R	7,699	930	—	22

Total	$158,457	$169,858	$118,820	$238,600

	Administration Fees Waived
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$—	$39,014	$29,309	$105,107
Institutional	20,443	634	17,810	—
Service	1	8,113	—	790
Investor A	—	59,341	7,422	24,128
Investor A1	—	—	3,520	—
Investor B	—	3,376	1,643	1,923
Investor B1	15,006	3,190	92	—
Investor B2	—	—	757	—
Investor C	—	6,279	457	—
Investor C1	20,800	2,708	320	—
Investor C2	—	—	432	—
R	7,699	930	—	—

Total	$63,949	$123,585	$61,762	$131,948

	Service and Distribution Fees
Share Classes	Government Income	High Yield Bond II	Low Duration Bond	Total Return II
Service	$1,078	$149,788	$438,898	$59,054
Investor A	935,354	594,479	78,169	249,871
Investor A1	—	—	14,117	—
Investor B	119,578	134,799	65,768	94,727
Investor B1	449,930	95,623	2,772	—
Investor B2	—	—	12,107	—
Investor C	411,552	253,886	215,534	425,830
Investor C1	665,013	86,655	27,125	—
Investor C2	—	—	40,076	—
R	153,986	18,604	—	440

Total	$2,736,491	$1,333,834	$894,566	$829,922

	Transfer Agent Fees
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$23	$664	$2,732	$774
Institutional	280,809	58,811	122,976	358,313
Service	212	105,527	163,001	31,861
Investor A	763,592	769,421	55,069	172,356
Investor A1	—	—	25,791	—
Investor B	25,252	32,510	13,871	23,968
Investor B1	193,488	27,193	1,214	—
Investor B2	—	—	9,553	—
Investor C	94,339	53,882	28,069	70,168
Investor C1	335,123	26,297	3,797	—
Investor C2	—	—	11,727	—
R	105,806	23,459	—	132

Total	$1,798,644	$1,097,764	$437,800	$657,572

88	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Transfer Agent Fees Waived
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$—	$—	$—	$—
Institutional	—	36	1,314	—
Service	—	481	—	12
Investor A	—	—	3,342	5,853
Investor A1	—	—	404	—
Investor B	—	—	664	548
Investor B1	1,479	788	13	—
Investor B2	—	—	144	—
Investor C	—	2,038	18	—
Investor C1	1,530	346	—	—
Investor C2	—	—	—	—
R	—	75	—	—

Total	$3,009	$3,764	$5,899	$6,413

	Transfer Agent Fees Reimbursed
Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
BlackRock	$23	$512	$2,653	$744
Institutional	76,219	159	89,276	—
Service	—	1,661	—	—
Investor A	—	384,934	2,397	7,040
Investor A1	—	—	8,370	—
Investor B	—	11,545	3,044	294
Investor B1	30,371	9,164	682	—
Investor B2	—	—	5,212	—
Investor C	—	10,009	—	—
Investor C1	101,180	11,069	—	—
Investor C2	—	—	—	—
R	25,577	18,966	—	—

Total	$233,370	$448,019	$111,634	$8,078

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At March 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2010	2011	2012
Government Income	$3,411,799	$2,911,204	$232,747
High Yield Bond	2,109,158	2,705,222	290,824
Low Duration Bond	2,385,965	3,056,752	333,974
Total Return II	5,267,973	4,589,006	676,421

The following waivers previously recorded by the Portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2009:

Government Income	$319,873
Low Duration Bond	2,571,371
Total Return II	3,912,240

For the six months ended March 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

Government Income	$111,153
High Yield Bond	19,772
Low Duration Bond	3,564
Total Return II	105,095

SEMI-ANNUAL REPORT	MARCH 31, 2009	89

Notes to Financial Statements (continued)

For the six months ended March 31, 2009, affiliates received the following contingent deferred sales charges relating to transactions in Investor A, B, B1, B2, C, C1 and C2 Shares:

Share Classes	Government Income	High Yield Bond	Low Duration Bond	Total Return II
Investor A	$846	$7,067	$7,847	$4,151
Investor B	31,517	30,339	14,768	16,336
Investor B1	16,304	10,870	6	—
Investor B2	—	—	—	—
Investor C	26,428	13,363	28,590	26,881
Investor C1	901	12	—	—
Investor C2	—	—	—	—

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the six months ended March 31, 2009, was as follows which is included in interest-affiliated on the Statements of Operations:

Government Income	$378
High Yield Bond	2,150
Low Duration Bond	177
Total Return II	273

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the six months ended March 31, 2009, purchases and sales of investments (including paydowns and TBA and mortgage dollar roll transactions), excluding short-term securities and US government securities were as follows:

	Purchases	Sales
Government Income	$12,111,871,915	$12,662,353,218
High Yield Bond	824,285,224	523,138,151
Low Duration Bond	698,063,351	833,499,065
Total Return II	6,845,199,525	7,970,360,315

For the six months ended March 31, 2009, purchases and sales of US government securities were as follows:

	Purchases	Sales
Government Income	$5,382,725,716	$5,842,393,530
Low Duration Bond	216,491,570	80,128,187
Total Return II	623,402,890	600,286,490

For the six months ended March 31, 2009, purchases and sales of mortgage dollar rolls were as follows:

	Purchases	Sales
Government Income	$4,583,387,352	$4,587,597,406
Low Duration Bond	189,524,758	189,836,621
Total Return II	4,546,127,528	4,548,768,563

Written option transactions entered into during the six months ended March 31, 2009 are summarized as follows:

	Government Income		High Yield		Low Duration		Total Return II
	Contracts	Premium	Contracts	Premium	Contracts	Premium	Contracts	Premium
Balance at 9/30/08	(9,400)	$(2,505,100)	(11,742)	$(2,387,100)	(8,448)	$(513,449)	(124,850)	$(29,327,777)
Written	(170,145)	(86,776,299)	—	—	(24,269)	(2,589,971)	(68,280)	(32,337,560)
Expired	9,400	2,505,100	9,000	2,250,000	8,448	513,449	54,260	4,986,607
Closed	141,420	71,524,850	2,742	137,100	—	—	53,390	23,721,480

Balance at 3/31/09	(28,725)	$(15,251,449)	—	$—	(24,269)	$(2,589,971)	(85,480)	$(32,957,250)

4. Average Borrowings:

For the six months ended March 31, 2009, the average borrowings and the daily weighted average interest rate were as follows:

Portfolios	Average Borrowings	Daily Weighted Average Interest Rate
Government Income	$312,473,050	3.59%
Low Duration Bond	2,172,230	0.55%
Total Return II	333,110,191	1.62%

5. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or

90	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted on month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2009.

6. Capital Loss Carryforward:

As of September 30, 2008, capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

	Expiring September 30,
Portfolios	2009	2010	2011	2012	2013	2014	2015	2016	Total
Government Income	$—	$—	$—	$74,687	$2,548,864	$34,369,241	$15,856,199	$52,093,877	$104,942,868
High Yield Bond	—	43,266,116	44,656,084	11,456,446	10,436,405	15,290,072	—	1,726,782	126,831,905
Low Duration Bond	601,573	455,028	6,545,432	5,530,011	13,019,938	19,085,429	10,693,557	—	55,930,968
Total Return II	—	—	—	—	—	688,405	24,358,967	6,470,125	31,517,497

7. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

8. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Government Income Portfolio	Shares	Amount	Shares	Amount
BlackRock
Shares sold	1,054	$10,999	82,716	$885,761
Shares issued in reinvestment of dividends	15	159	417	4,386

Total issued	1,069	11,158	83,133	890,147
Shares redeemed	—	—	(83,261)	(883,491)

Net increase (decrease)	1,069	$11,158	(128)	$6,656

Institutional
Shares sold	4,581,555	$47,815,633	9,736,322	$103,338,669
Shares issued in reinvestment of dividends	310,925	3,255,109	1,032,685	10,951,062

Total issued	4,892,480	51,070,742	10,769,007	114,289,731
Shares redeemed	(9,660,209)	(102,298,853)	(20,486,979)	(217,609,767)

Net decrease	(4,767,729)	$(51,228,111)	(9,717,972)	$(103,320,036)

Service
Shares sold	7,886	$83,180	39,584	$426,793
Shares issued in reinvestment of dividends	1,448	15,162	3,152	33,308

Total issued	9,334	98,342	42,736	460,101
Shares redeemed	(13,525)	(141,922)	(33,789)	(358,203)

Net increase (decrease)	(4,191)	$(43,580)	8,947	$101,898

SEMI-ANNUAL REPORT	MARCH 31, 2009	91

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Government Income Portfolio (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	20,202,396	$213,073,701	24,709,902	$262,078,086
Shares issued in reinvestment of dividends	1,182,827	12,395,906	3,266,693	34,584,756

Total issued	21,385,223	225,469,607	27,976,595	296,662,842
Shares redeemed	(23,592,575)	(247,905,458)	(41,608,556)	(440,048,423)

Net decrease	(2,207,352)	$(22,435,851)	(13,631,961)	$(143,385,581)

Investor B
Shares sold	788,020	$8,161,801	584,476	$6,201,242
Shares issued in reinvestment of dividends	29,638	311,292	64,851	686,606

Total issued	817,658	8,473,093	649,327	6,887,848
Shares redeemed	(651,608)	(6,820,550)	(895,246)	(9,425,114)

Net increase (decrease)	166,050	$1,652,543	(245,919)	$(2,537,266)

Investor B1
Shares sold	1,226,698	$12,854,504	1,887,237	$20,093,750
Shares issued in reinvestment of dividends	156,616	1,641,769	453,114	4,795,852

Total issued	1,383,314	14,496,273	2,340,351	24,889,602
Shares redeemed	(2,946,022)	(30,774,948)	(5,654,531)	(59,703,579)

Net decrease	(1,562,708)	$(16,278,675)	(3,314,180)	$(34,813,977)

Investor C
Shares sold	5,384,254	$55,955,792	3,477,221	$36,653,168
Shares issued in reinvestment of dividends	109,891	1,153,511	134,564	1,418,758

Total issued	5,494,145	57,109,303	3,611,785	38,071,926
Shares redeemed	(2,049,931)	(21,479,762)	(1,555,393)	(16,362,168)

Net increase	3,444,214	$35,629,541	2,056,392	$21,709,758

Investor C1
Shares sold	2,220,729	$23,249,796	3,490,539	$37,015,353
Shares issued in reinvestment of dividends	234,240	2,453,383	602,048	6,358,800

Total issued	2,454,969	25,703,179	4,092,587	43,374,153
Shares redeemed	(3,221,604)	(33,728,256)	(5,458,857)	(57,605,489)

Net decrease	(766,635)	$(8,025,077)	(1,366,270)	$(14,231,336)

R
Shares sold	2,353,331	$24,570,923	4,175,402	$44,228,313
Shares issued in reinvestment of dividends	110,842	1,161,608	234,672	2,477,706

Total issued	2,464,173	25,732,531	4,410,074	46,706,019
Shares redeemed	(2,554,471)	(26,779,790)	(3,045,823)	(32,228,692)

Net increase (decrease)	(90,298)	$(1,047,259)	1,364,251	$14,477,327

92	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
High Yield Bond	Shares	Amount	Shares	Amount
BlackRock
Shares sold	18,322,393	$94,249,064	19,394,183	$141,706,543
Shares issued in reinvestment of dividends	3,243,632	16,791,326	3,628,712	26,753,500

Total issued	21,566,025	111,040,390	23,022,895	168,460,043
Shares redeemed	(6,370,584)	(34,351,803)	(6,884,918)	(51,448,580)

Net increase	15,195,441	$76,688,587	16,137,977	$117,011,463

Institutional
Shares sold	34,227,144	$179,855,995	18,925,986	$140,001,036
Shares issued in reinvestment of dividends	1,401,942	7,239,869	1,090,035	8,029,338

Total issued	35,629,086	187,095,864	20,016,021	148,030,374
Shares redeemed	(15,704,006)	(81,257,615)	(15,018,690)	(111,732,790)

Net increase	19,925,080	$105,838,249	4,997,331	$36,297,584

Service
Shares sold	8,675,087	$45,411,362	9,839,862	$73,463,534
Shares issued in reinvestment of dividends	1,279,713	6,630,837	1,835,760	13,580,885

Total issued	9,954,800	52,042,199	11,675,622	87,044,419
Shares redeemed	(8,579,130)	(44,630,325)	(12,487,892)	(92,887,690)

Net increase (decrease)	1,375,670	$7,411,874	(812,270)	$(5,843,271)

Investor A
Shares sold	32,822,714	$170,709,015	33,993,486	$253,967,139
Shares issued in reinvestment of dividends	4,162,016	21,538,768	5,245,966	38,674,359

Total issued	36,984,730	192,247,783	39,239,452	292,641,498
Shares redeemed	(26,460,015)	(139,508,619)	(23,128,968)	(171,252,564)

Net increase	10,524,715	$52,739,164	16,110,484	$121,388,934

Investor B
Shares sold	123,850	$644,579	188,222	$1,402,036
Shares issued in reinvestment of dividends	200,371	1,038,376	374,658	2,779,674

Total issued	324,221	1,682,955	562,880	4,181,710
Shares redeemed	(1,486,931)	(7,881,053)	(3,057,468)	(22,787,445)

Net decrease	(1,162,710)	$(6,198,098)	(2,494,588)	$(18,605,735)

Investor B1
Shares sold	15,512	$81,514	37,160	$286,965
Shares issued in reinvestment of dividends	106,992	554,959	268,426	1,995,975

Total issued	122,504	636,473	305,586	2,282,940
Shares redeemed	(2,284,282)	(12,086,150)	(4,621,202)	(34,364,264)

Net decrease	(2,161,778)	$(11,449,677)	(4,315,616)	$(32,081,324)

Investor C
Shares sold	3,768,924	$19,499,055	2,249,284	$16,758,936
Shares issued in reinvestment of dividends	326,306	1,690,864	447,461	3,308,410

Total issued	4,095,230	21,189,919	2,696,745	20,067,346
Shares redeemed	(1,792,251)	(9,608,055)	(2,391,213)	(17,860,180)

Net increase	2,302,979	$11,581,864	305,532	$2,207,166

SEMI-ANNUAL REPORT	MARCH 31, 2009	93

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
High Yield Bond (concluded)	Shares	Amount	Shares	Amount
Investor C1
Shares sold	64,171	$330,408	173,636	$1,298,437
Shares issued in reinvestment of dividends	125,558	651,911	205,396	1,523,512

Total issued	189,729	982,319	379,032	2,821,949
Shares redeemed	(644,077)	(3,444,701)	(1,329,365)	(9,973,416)

Net decrease	(454,348)	$(2,462,382)	(950,333)	$(7,151,467)

R
Shares sold	549,880	$2,863,964	970,141	$7,236,899
Shares issued in reinvestment of dividends	80,566	416,426	96,041	706,850

Total issued	630,446	3,280,390	1,066,182	7,943,749
Shares redeemed	(505,219)	(2,641,129)	(581,671)	(4,328,646)

Net increase	125,227	$639,261	484,511	$3,615,103

Low Duration Bond
BlackRock
Shares sold	1,737,987	$15,342,491	6,095,893	$60,030,454
Shares issued in reinvestment of dividends	548,206	4,791,337	1,328,523	13,006,899

Total issued	2,286,193	20,133,828	7,424,416	73,037,353
Shares redeemed	(9,053,300)	(81,001,421)	(17,171,127)	(168,832,761)

Net decrease	(6,767,107)	$(60,867,593)	(9,746,711)	$(95,795,408)

Institutional
Shares sold	5,389,784	$47,833,659	25,926,473	$256,845,835
Shares issued in reinvestment of dividends	191,130	1,670,234	1,083,438	10,611,748

Total issued	5,580,914	49,503,893	27,009,911	267,457,583
Shares redeemed	(22,916,222)	(211,547,399)	(12,538,127)	(122,934,237)

Net increase (decrease)	(17,335,308)	$(162,043,506)	14,471,784	$144,523,346

Service
Shares sold	29,081,260	$250,465,734	8,288,723	$81,346,797
Shares issued in reinvestment of dividends	885,078	7,716,958	1,131,072	11,076,466

Total issued	29,966,338	258,182,692	9,419,795	92,423,263
Shares redeemed	(14,390,952)	(126,478,896)	(7,760,086)	(75,979,753)

Net increase	15,575,386	$131,703,796	1,659,709	$16,443,510

Investor A
Shares sold	1,693,477	$14,980,251	4,887,826	$48,198,836
Shares issued in reinvestment of dividends	135,886	1,188,803	311,664	3,052,502

Total issued	1,829,363	16,169,054	5,199,490	51,251,338
Shares redeemed	(3,669,592)	(32,791,104)	(4,057,281)	(39,773,918)

Net increase (decrease)	(1,840,229)	$(16,622,050)	1,142,209	$11,477,420

94	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount
Investor A1
Shares sold	150,898	$1,337,134	476,300	$4,703,369
Shares issued in reinvestment of dividends	54,830	480,488	132,874	1,302,474

Total issued	205,728	1,817,622	609,174	6,005,843
Shares redeemed	(936,942)	(8,359,810)	(857,496)	(8,430,956)

Net decrease	(731,214)	$(6,542,188)	(248,322)	$(2,425,113)

Investor B
Shares sold	206,252	$1,843,260	215,200	$2,103,223
Shares issued in reinvestment of dividends	22,732	198,867	54,667	536,598

Total issued	228,984	2,042,127	269,867	2,639,821
Shares redeemed	(523,655)	(4,621,018)	(853,812)	(8,389,543)

Net decrease	(294,671)	$(2,578,891)	(583,945)	$(5,749,722)

Investor B1
Shares sold	2,845	$24,796	12,035	$118,117
Shares issued in reinvestment of dividends	1,492	13,039	4,011	39,378

Total issued	4,337	37,835	16,046	157,495
Shares redeemed	(11,154)	(97,691)	(73,153)	(717,374)

Net decrease	(6,817)	$(59,856)	(57,107)	$(559,879)

Investor B2
Shares sold	10,493	$92,321	43,963	$435,252
Shares issued in reinvestment of dividends	11,733	102,610	31,609	310,124

Total issued	22,226	194,931	75,572	745,376
Shares redeemed	(212,167)	(1,869,626)	(454,279)	(4,471,992)

Net decrease	(189,941)	$(1,674,695)	(378,707)	$(3,726,616)

Investor C
Shares sold	1,739,680	$15,391,139	2,393,310	$23,256,626
Shares issued in reinvestment of dividends	74,068	647,548	120,152	1,175,225

Total issued	1,813,748	16,038,687	2,513,462	24,431,851
Shares redeemed	(1,419,456)	(12,548,065)	(1,484,264)	(14,525,559)

Net increase	394,292	$3,490,622	1,029,198	$9,906,292

Investor C1
Shares sold	5,234	$46,057	8,741	$86,189
Shares issued in reinvestment of dividends	11,142	97,421	25,953	254,518

Total issued	16,376	143,478	34,694	340,707
Shares redeemed	(97,514)	(856,119)	(204,753)	(2,016,098)

Net decrease	(81,138)	$(712,641)	(170,059)	$(1,675,391)

Investor C2
Shares sold	118	$1,134	3,162	$32,167
Shares issued in reinvestment of dividends	27,205	237,820	60,816	595,932

Total issued	27,323	238,954	63,978	628,099
Shares redeemed	(249,640)	(2,204,375)	(429,332)	(4,209,330)

Net decrease	(222,317)	$(1,965,421)	(365,354)	$(3,581,231)

SEMI-ANNUAL REPORT	MARCH 31, 2009	95

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Total Return Portfolio II	Shares	Amount	Shares	Amount
BlackRock
Shares sold	10,750,884	$89,194,527	40,900,039	$384,729,595
Shares issued in reinvestment of dividends	4,121,106	33,976,101	6,015,165	56,252,782

Total issued	14,871,990	123,170,628	46,915,204	440,982,377
Shares redeemed	(42,200,623)	(348,043,693)	(52,813,505)	(497,713,032)

Net decrease	(27,328,633)	$(224,873,065)	(5,898,301)	$(56,730,655)

Institutional
Shares sold	14,215,463	$117,270,487	43,503,205	$409,547,339
Shares issued in reinvestment of dividends	1,798,504	14,796,211	3,011,188	28,110,565

Total issued	16,013,967	132,066,698	46,514,393	437,657,904
Shares redeemed	(36,243,988)	(298,859,368)	(58,916,679)	(549,315,163)

Net decrease	(20,230,021)	$(166,792,670)	(12,402,286)	$(111,657,259)

Service
Shares sold	601,709	$4,986,183	3,222,000	$30,456,532
Shares issued in reinvestment of dividends	181,981	1,497,124	327,773	3,055,200

Total issued	783,690	6,483,307	3,549,773	33,511,732
Shares redeemed	(2,746,412)	(22,330,164)	(3,013,763)	(27,582,319)

Net increase (decrease)	(1,962,722)	$(15,846,857)	536,010	$5,929,413

Investor A
Shares sold	5,623,298	$46,466,074	11,897,100	$111,871,165
Shares issued in reinvestment of dividends	731,274	6,022,539	1,019,674	9,529,098

Total issued	6,354,572	52,488,613	12,916,774	121,400,263
Shares redeemed	(7,967,656)	(66,081,591)	(12,426,256)	(117,049,810)

Net increase (decrease)	(1,613,084)	$(13,592,978)	490,518	$4,350,453

Investor B
Shares sold	279,740	$2,319,544	594,546	$5,600,970
Shares issued in reinvestment of dividends	54,839	451,420	90,177	843,491

Total issued	334,579	2,770,964	684,723	6,444,461
Shares redeemed	(850,645)	(7,065,408)	(1,251,649)	(11,671,572)

Net decrease	(516,066)	$(4,294,444)	(566,926)	$(5,227,111)

Investor C
Shares sold	2,860,100	$23,527,304	4,113,037	$38,451,872
Shares issued in reinvestment of dividends	255,585	2,096,303	287,659	2,670,302

Total issued	3,115,685	25,623,607	4,400,696	41,122,174
Shares redeemed	(2,469,869)	(20,404,932)	(2,447,125)	(22,725,133)

Net increase	645,816	$5,218,675	1,953,571	$18,397,041

96	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Total Return Portfolio II (concluded)	Shares	Amount	Shares	Amount
R
Shares sold	3,100	$25,701	18,877	$179,933
Shares issued in reinvestment of dividends	693	5,713	530	4,910

Total issued	3,793	31,414	19,407	184,843
Shares redeemed	(145)	(1,205)	(2,228)	(21,048)

Net increase	3,648	$30,209	17,179	$163,795

There is a 2% redemption fee on shares of the High Yield Bond Portfolio redeemed or exchanged which have been held for 30 days or less. The redemption fees are collected and retained by the Portfolio for the benefit of its remaining shareholders. The redemption fees are recorded as a credit to paid-in capital.

SEMI-ANNUAL REPORT	MARCH 31, 2009	97

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

Jean Margo Reid, Trustee

David H. Walsh, Trustee

Richard R. West, Member of the Audit Committee and Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Financial Management, Inc.

New York, NY 10022

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

98	SEMI-ANNUAL REPORT	MARCH 31, 2009

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

SEMI-ANNUAL REPORT	MARCH 31, 2009	99

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST Monday through Friday to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and
403(b) Plans.

100	SEMI-ANNUAL REPORT	MARCH 31, 2009

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Global Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid Cap Value Opportunities Fund
BlackRock Asset Allocation Portfolio†	BlackRock Global Resources Portfolio	BlackRock Natural Resources Trust
BlackRock Aurora Portfolio	BlackRock Global SmallCap Fund	BlackRock Pacific Fund
BlackRock Balanced Capital Fund†	BlackRock Health Sciences Opportunities Portfolio	BlackRock Science & Technology Opportunities Portfolio
BlackRock Basic Value Fund	BlackRock Healthcare Fund
BlackRock Capital Appreciation Portfolio	BlackRock Index Equity Portfolio*	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Index Fund	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock International Value Fund	BlackRock Small Cap Value Equity Portfolio*
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund	BlackRock Mid-Cap Value Equity Portfolio

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Emerging Market Debt Portfolio	BlackRock Income Builder Portfolio	BlackRock Managed Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Short-Term Bond Fund
BlackRock GNMA Portfolio	BlackRock Intermediate Government Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Government Income Portfolio		BlackRock Total Return Fund
BlackRock High Income Fund	BlackRock International Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock High Yield Bond Portfolio	BlackRock Long Duration Bond Portfolio	BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Intermediate Municipal Fund	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Kentucky Municipal Bond Portfolio	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock Municipal Insured Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock Florida Municipal Bond Fund	BlackRock National Municipal Fund	BlackRock Short-Term Municipal Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

SEMI-ANNUAL REPORT	MARCH 31, 2009	101

[THIS PAGE INTENTIONALLY LEFT BLANK.]

[THIS PAGE INTENTIONALLY LEFT BLANK.]

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by that Portfolio’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

TAXABLE2-3/09-SAR

EQUITIES    FIXED INCOME    REAL ESTATE    LIQUIDITY    ALTERNATIVES    BLACKROCK SOLUTIONS

BlackRock Funds II
SEMI-ANNUAL REPORT | MARCH 31, 2009 (UNAUDITED)

BlackRock Conservative Prepared Portfolio

BlackRock Moderate Prepared Portfolio

BlackRock Growth Prepared Portfolio

BlackRock Aggressive Growth Prepared Portfolio

NOT FDIC INSURED

MAY LOSE VALUE

NO BANK GUARANTEE

2	SEMI-ANNUAL REPORT	MARCH 31, 2009

A Letter to Shareholders

The past 12 months have been a period investors would like to forget, but instead will vividly remember, as the global financial crisis erupted into the worst recession in decades. Daily headlines recounted the downfalls of storied financial firms, volatile swings in the world’s financial markets and monumental government actions, including the recent passage of the nearly $800 billion American Recovery and Reinvestment Act of 2009.

The economic data generally deteriorated throughout the reporting period. US gross domestic product (“GDP”) contracted at an annual rate of 6.3% in the fourth quarter of 2008, and economic activity appears on pace to be negative in the first quarter of 2009 as well. The Federal Reserve Board (the “Fed”) took forceful action to revive the global economy and ailing financial system. In addition to slashing the federal funds target rate from 3.0% to a record low range of 0% to 0.25%, the central bank provided enormous cash infusions and radically expanded its balance sheet through a range of lending and acquisition programs.

Against this backdrop, US equities contended with high levels of volatility and posted steep losses, notwithstanding a powerful rally in the final month of the reporting period. International markets also experienced sharp downturns, with some regions declining as much or more than the United States. Risk aversion remained the dominant theme in fixed income markets, as investors sought out the haven of Treasury issues at the expense of virtually all other asset classes. High yield issues, in particular, faced unprecedented challenges and posted severe underperformance; that said, the sector pared its losses in the first quarter of 2009, as both liquidity and investor sentiment toward lower-quality debt improved. At the same time, the start of the new year brought somewhat of a return to normalcy for the tax-exempt market, which registered one of its worst years on record in 2008.

In all, investors continued to gravitate toward relative safety, as evidenced in the six- and 12-month returns of the major benchmark indexes:

Total Returns as of March 31, 2009	6-month	12-month
US equities (S&P 500 Index)	(30.54)%	(38.09)%
Small cap US equities (Russell 2000 Index)	(37.17)	(37.50)
International equities (MSCI Europe, Australasia, Far East Index)	(31.11)	(46.50)
US Treasury securities (Merrill Lynch 10-Year US Treasury Index)	11.88	10.46
Taxable fixed income (Barclays Capital US Aggregate Bond Index)	4.70	3.13
Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	5.00	2.27
High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(12.65)	(18.56)

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Through periods of market turbulence, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. We thank you for entrusting BlackRock with your investments and look forward to continuing to serve you in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

Seeking additional investment insights?

Visit BlackRock’s award-winning Shareholder® magazine, now available exclusively online at www.blackrock.com/shareholdermagazine. In this issue:

•	Discover why portfolio diversification still matters – even as nearly every financial asset class lost value over the past year.

•	Learn how adding commodities to a more traditional mix of assets can help you to balance risks and access new potential rewards.

•	Assuage your fears about higher taxes and discover how municipal bonds may offer some relief.

•	Find out if there’s still value to be found in dividend-paying stocks.

THIS PAGE NOT PART OF YOUR FUND REPORT

3

Portfolio Summary as of March 31, 2009	Conservative Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed its blended benchmark for the six-month period.

What factors influenced performance?

•	Allocation decisions had the greatest negative impact on performance over the semi-annual period. The Portfolio’s fixed income strategies, particularly the core bond mandate, detracted from results.

•

By contrast, stock selection by the underlying managers was the strongest contributor to Portfolio performance during the six months. The equity strategies – both domestic and international – were particularly solid, with the Portfolio’s global dynamic equity and large cap domestic mandates leading the group.

Describe recent Portfolio activity.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers shifted slightly over the period, with 57% allocated to fixed income, 38% to domestic equities and 4% to international equities (percentage total excludes the Portfolio’s cash position).

•

During the fourth quarter of 2008, we modified the Portfolio’s weighting in international markets to reflect our belief that emerging markets will experience stronger economic growth in 2009 than developed markets. We exited positions in Pacific and European mandates and added exposure to a global emerging markets strategy.

•

In early March 2009, we took profits from the Portfolio’s Latin American mandate and reallocated funds to an all-cap international equity strategy so as to benefit from diversified alpha opportunities across regions and market caps. We closed out exposure to non-US fixed income and added exposure to a core fixed income strategy, reflecting our preference for both the high-grade credit and spread sectors.

•	We flattened the Portfolio’s overall stock/bond exposure from a small underweight, as we currently favor the risk/return characteristics in the equity market.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio was neutral relative to the benchmark in its equity and fixed income weightings. We continue to hold a slight overweight in emerging market equities, while we favor US stocks over developed international ones. We remain neutral on value versus growth, and prefer large cap over small cap. Our fixed income allocations are tilted toward the inflation and credit sectors.

•

We believe that 2009 will present a strong opportunity for security selection as the market begins to differentiate winning names from losing ones in both the equity and fixed income universes. Accordingly, a large part of the Portfolio’s active risk is allocated to our set of underlying managers, through which we have strong prospects for creating alpha.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	57%
Equity Funds	42
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund	48%
BlackRock Large Cap Core Fund	9
BlackRock Basic Value Fund	9
BlackRock Capital Appreciation Portfolio	9
BlackRock Global Dynamic Equity Fund	8
BlackRock Inflation Protected Bond Portfolio	6
BlackRock Small Cap Core Equity Portfolio	3
BlackRock High Yield Bond Portfolio	3
BlackRock Global Emerging Markets Fund	2
BlackRock International Opportunities Portfolio	2
BlackRock Liquidity Funds, TempFund,	1

Although the portfolio allocation and holdings listed above are current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

4	SEMI-ANNUAL REPORT	MARCH 31, 2009

Conservative Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Portfolio, which is a fund of funds, normally invests 40% of its assets in underlying funds that invest primarily in equity securities and 60% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (60%), Russell 3000 Index (32%) and MSCI EAFE Index (8%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

4	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(13.06)%	(21.32)%	N/A	(8.01)%	N/A
Investor A	(13.30)	(21.72)	(25.80)%	(8.35)	(10.48)%
Investor C	(13.53)	(22.23)	(22.99)	(9.01)	(9.01)
R	(13.37)	(21.82)	N/A	(8.58)	N/A
Barclays Capital US Aggregate Bond Index (60%)/Russell 3000 Index (32%)/MSCI EAFE Index (8%)	(10.74)	(16.05)	N/A	(5.81)	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$869.40	$0.61	$1,000.00	$1,024.34	$0.66
Investor A	$1,000.00	$867.00	$2.47	$1,000.00	$1,022.32	$2.68
Investor C	$1,000.00	$864.70	$5.81	$1,000.00	$1,018.69	$6.31
R	$1,000.00	$866.30	$3.44	$1,000.00	$1,021.26	$3.74

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.13% for Institutional, 0.53% for Investor A, 1.25% for Investor C and 0.74% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	5

Portfolio Summary as of March 31, 2009	Moderate Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio underperformed its blended benchmark for the six-month period.

What factors influenced performance?

•	Allocation decisions had the greatest negative impact on performance over the semi-annual period. The Portfolio’s fixed income strategies, particularly the core bond mandate, detracted from results.

•

By contrast, stock selection by the underlying managers was the strongest contributor to Portfolio performance during the six months. The equity strategies – both domestic and international – were particularly solid, with the Portfolio’s global dynamic equity and large cap domestic mandates leading the group.

Describe recent Portfolio activity.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers shifted slightly over the period, with 56% allocated to domestic equities, 6% to international equities and 37% to fixed income (percentage total excludes the Portfolio’s cash position).

•

During the fourth quarter of 2008, we modified the Portfolio’s weighting in international markets to reflect our belief that emerging markets will experience stronger economic growth in 2009 than developed markets. We exited positions in Pacific and European mandates and added exposure to a global emerging markets strategy.

•

In early March 2009, we took profits from the Portfolio’s Latin American mandate and reallocated funds to an all-cap international equity strategy so as to benefit from diversified alpha opportunities across regions and market caps. We closed out exposure to non-US fixed income and added exposure to a core fixed income strategy, reflecting our preference for both the high-grade credit and spread sectors.

•	We flattened the Portfolio’s overall stock/bond exposure from a small underweight, as we currently favor the risk/return characteristics in the equity market.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio was neutral relative to the benchmark in its equity and fixed income weightings. We continue to hold a slight overweight in emerging market equities, while we favor US stocks over developed international ones. We remain neutral on value versus growth, and prefer large cap over small cap. Our fixed income allocations are tilted toward the inflation and credit sectors.

•

We believe that 2009 will present a strong opportunity for security selection as the market begins to differentiate winning names from losing ones in both the equity and fixed income universes. Accordingly, a large part of the Portfolio’s active risk is allocated to our set of underlying managers, through which we have strong prospects for creating alpha.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	62%
Fixed Income Funds	37
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Total Return Fund	32%
BlackRock Large Cap Core Fund	14
BlackRock Basic Value Fund	13
BlackRock Capital Appreciation Portfolio	13
BlackRock Global Dynamic Equity Fund	12
BlackRock Small Cap Core Equity Portfolio	5
BlackRock Inflation Protected Bond Portfolio	3
BlackRock Global Emerging Markets Fund	3
BlackRock International Opportunities Portfolio	2
BlackRock High Yield Bond Portfolio	2
BlackRock Liquidity Funds, TempFund	1

Although the portfolio allocation and holdings listed above are current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

6	SEMI-ANNUAL REPORT	MARCH 31, 2009

Moderate Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Portfolio, which is a fund of funds, normally invests 60% of its assets in underlying funds that invest primarily in equity securities and 40% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (40%), Russell 3000 Index (48%) and MSCI EAFE Index (12%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

4	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(18.31)%	(27.06)%	N/A	(11.34)%	N/A
Investor A	(18.43)	(27.28)	(31.12)%	(11.63)	(13.68)%
Investor C	(18.76)	(27.86)	(28.56)	(12.29)	(12.29)
R	(18.47)	(27.34)	N/A	(11.79)	N/A
Barclays Capital US Aggregate Bond Index (40%)/Russell 3000 Index (48%)/MSCI EAFE Index (12%)	(17.89)	(24.63)	N/A	(11.09)	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$816.90	$0.41	$1,000.00	$1,024.55	$0.45
Investor A	$1,000.00	$815.70	$2.13	$1,000.00	$1,022.63	$2.37
Investor C	$1,000.00	$812.40	$5.60	$1,000.00	$1,018.74	$6.26
R	$1,000.00	$815.30	$2.67	$1,000.00	$1,022.02	$2.98

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.09% for Institutional, 0.47% for Investor A, 1.24% for Investor C and 0.59% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	7

Portfolio Summary as of March 31, 2009	Growth Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed its blended benchmark for the six-month period.

What factors influenced performance?

•

Stock selection by the underlying managers was the strongest contributor to the Portfolio’s performance over the semi-annual period. The equity strategies – both domestic and international – were particularly solid, with the Portfolio’s global dynamic equity and large cap domestic mandates leading the group.

•	By contrast, allocation decisions were modestly negative for the six months. The Portfolio’s fixed income strategies, particularly the core bond mandate, detracted from performance.

Describe recent Portfolio activity.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers shifted slightly over the period, with 74% allocated to domestic equities, 8% to international equities and 18% to fixed income (percentage total excludes the Portfolio’s cash position).

•

During the fourth quarter of 2008, we modified the Portfolio’s weighting in international markets to reflect our belief that emerging markets will experience stronger economic growth in 2009 than developed markets. We exited positions in Pacific and European mandates and added exposure to a global emerging markets strategy.

•

In early March 2009, we took profits from the Portfolio’s Latin American mandate and reallocated funds to an all-cap international equity strategy so as to benefit from diversified alpha opportunities across regions and market caps. We closed out exposure to non-US fixed income and added exposure to a core fixed income strategy, reflecting our preference for both the high-grade credit and spread sectors.

•	We flattened the Portfolio’s overall stock/bond exposure from a small underweight, as we currently favor the risk/return characteristics in the equity market.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio was neutral relative to the benchmark in its equity and fixed income weightings. We continue to hold a slight overweight in emerging market equities, while we favor US stocks over developed international ones. We remain neutral on value versus growth, and prefer large cap over small cap. Our fixed income allocations are tilted toward the inflation and credit sectors.

•

We believe that 2009 will present a strong opportunity for security selection as the market begins to differentiate winning names from losing ones in both the equity and fixed income universes. Accordingly, a large part of the Portfolio’s active risk is allocated to our set of underlying managers, through which we have strong prospects for creating alpha.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	82%
Fixed Income Funds	18

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Large Cap Core Fund	18%
BlackRock Basic Value Fund	17
BlackRock Capital Appreciation Portfolio	17
BlackRock Global Dynamic Equity Fund	16
BlackRock Total Return Fund	15
BlackRock Small Cap Core Equity Portfolio	7
BlackRock Global Emerging Markets Fund	4
BlackRock International Opportunities Portfolio	3
BlackRock Inflation Protected Bond Portfolio	2
BlackRock High Yield Bond Portfolio	1

Although the portfolio allocation and holdings listed above are current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

8	SEMI-ANNUAL REPORT	MARCH 31, 2009

Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Portfolio, which is a fund of funds, normally invests 80% of its assets in underlying funds that invest primarily in equity securities and 20% of its assets in underlying funds that invest primarily in fixed income securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Barclays Capital US Aggregate Bond Index (20%), Russell 3000 Index (64%) and MSCI EAFE Index (16%), recognized unmanaged indices of bond, US stock and non-US stock market performance, respectively.

4	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(23.26)%	(32.25)%	N/A	(14.36)%	N/A
Investor A	(23.49)	(32.56)	(36.12)%	(14.70)	(16.68)%
Investor C	(23.71)	(33.03)	(33.68)	(15.30)	(15.30)
R	(23.57)	(32.66)	N/A	(14.87)	N/A
Barclays Capital US Aggregate Bond Index (20%)/Russell 3000 Index (64%)/MSCI EAFE Index (16%)	(24.67)	(32.57)	N/A	(16.24)	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$767.40	$0.31	$1,000.00	$1,024.65	$0.35
Investor A	$1,000.00	$765.10	$1.98	$1,000.00	$1,022.73	$2.27
Investor C	$1,000.00	$762.90	$5.14	$1,000.00	$1,019.09	$5.91
R	$1,000.00	$764.30	$2.73	$1,000.00	$1,021.87	$3.13

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.07% for Institutional, 0.45% for Investor A, 1.17% for Investor C and 0.62% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	9

Portfolio Summary as of March 31, 2009	Aggressive Growth Prepared Portfolio

Portfolio Management Commentary

How did the Portfolio perform?

•	The Portfolio outperformed its blended benchmark for the six-month period.

What factors influenced performance?

•

Stock selection by the underlying managers was the strongest contributor to the Portfolio’s performance over the semi-annual period. The equity strategies – both domestic and international – were particularly solid, with the Portfolio’s global dynamic equity and large cap domestic mandates leading the group.

•	By contrast, the Portfolio’s allocation to small cap domestic equities detracted from results during the six months.

Describe recent Portfolio activity.

•

The Portfolio is a fund of funds that invests in a hand-selected group of BlackRock mutual funds representing various investment strategies. The Portfolio’s allocations to its underlying managers have remained consistent throughout the period, with 90% allocated to domestic equities and 9% to international equities (percentage total excludes the Portfolio’s cash position).

•

During the fourth quarter of 2008, we modified the Portfolio’s weighting in international markets to reflect our belief that emerging markets will experience stronger economic growth in 2009 than developed markets. We exited positions in Pacific and European mandates and added exposure to a global emerging markets strategy.

•

In early March 2009, we took profits from the Portfolio’s Latin American mandate and reallocated funds to an all-cap international equity strategy so as to benefit from diversified alpha opportunities across regions and market caps.

Describe Portfolio positioning at period-end.

•

At the end of the period, the Portfolio was neutral relative to the benchmark in its equity weighting. We continue to hold a slight overweight in emerging market equities, while we favor US stocks over developed international ones. We remain neutral on value versus growth, and prefer large cap over small cap.

•

We believe that 2009 will present a strong opportunity for security selection as the market begins to differentiate winning names from losing ones. Accordingly, a large part of the Portfolio’s active risk is allocated to our set of underlying managers, through which we have strong prospects for creating alpha.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Profile as of March 31, 2009

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	99%
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies
BlackRock Large Cap Core Fund	22%
BlackRock Basic Value Fund	21
BlackRock Capital Appreciation Portfolio	20
BlackRock Global Dynamic Equity Fund	19
BlackRock Small Cap Core Equity Portfolio	8
BlackRock Global Emerging Markets Fund	5
BlackRock International Opportunities Portfolio	4
BlackRock Liquidity Funds, TempFund	1

Although the portfolio allocation and holdings listed above are current as of the period indicated, the Portfolio is regularly monitored and its composition may vary.

10	SEMI-ANNUAL REPORT	MARCH 31, 2009

Aggressive Growth Prepared Portfolio

Total Return Based on a $10,000 Investment

1	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

2	The Portfolio, which is a fund of funds, normally invests 100% of its assets in underlying funds that invest primarily in equity securities.

3	The Portfolio compares its performance to that of a customized weighted index comprised of the returns of the Russell 3000 Index (80%) and MSCI EAFE Index (20%), recognized unmanaged indices of US stock and non-US stock market performance, respectively.

4	Commencement of operations.

Past performance is not indicative of future results.

Performance Summary for the Period Ended March 31, 2009

		Average Annual Total Returns[5]
		1 Year		Since Inception[6]
	6-Month Total Returns	w / o sales charge	w / sales charge	w / o sales charge	w / sales charge
Institutional	(27.70)%	(36.90)%	N/A	(17.51)%	N/A
Investor A	(27.83)	(37.12)	(40.41)%	(17.79)	(19.70)%
Investor C	(28.10)	(37.56)	(38.16)	(18.39)	(18.39)
R	(27.93)	(37.24)	N/A	(17.97)	N/A
Russell 3000 Index (80%)/MSCI EAFE Index (20%)	(31.09)	(39.90)	N/A	(21.24)	N/A

5	Assuming maximum sales charges. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Portfolio Performance” on page 12 for a detailed description of share classes, including any related sales charges and fees.

6	The Portfolio commenced operations on December 21, 2006.

N/A - Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]	Beginning Account Value October 1, 2008	Ending Account Value March 31, 2009	Expenses Paid During the Period[7]
Institutional	$1,000.00	$723.00	$0.39	$1,000.00	$1,024.55	$0.45
Investor A	$1,000.00	$721.70	$1.85	$1,000.00	$1,022.83	$2.17
Investor C	$1,000.00	$719.00	$5.06	$1,000.00	$1,019.04	$5.96
R	$1,000.00	$720.70	$2.53	$1,000.00	$1,022.02	$2.98

7	For each class of the Portfolio, expenses are equal to the annualized expense ratio for the class (0.09% for Institutional, 0.43% for Investor A, 1.18% for Investor C and 0.59% for R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

8	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 12 for further information on how expenses were calculated.

SEMI-ANNUAL REPORT	MARCH 31, 2009	11

About Portfolio Performance

•

Institutional Shares are not subject to any sales charge (front-end load) or deferred sales charge and are available only to eligible investors. These shares bear no ongoing distribution or service fees.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

R Shares are not subject to any initial sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. R Shares are available only to certain retirement and other similar plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The performance information also reflects fee waivers and reimbursements that subsidize and reduce the total operating expenses of each Portfolio. The Portfolios’ returns would have been lower if there were no such waivers and reimbursements. BlackRock Advisors, LLC is under no obligation to waive or continue waiving its fees after February 1, 2010.

Disclosure of Expenses

Shareholders of these Portfolios may incur the following charges: (a) expenses related to transactions, including sales charges and redemption fees; and (b) operating expenses, including administration fees, service and distribution fees including 12b-1 fees, and other Portfolio expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on October 1, 2008 and held through March 31, 2009) are intended to assist shareholders both in calculating expenses based on an investment in each Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The Expense Example tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the headings entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Portfolios and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

12	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	Conservative Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Equity Funds — 41.9%
BlackRock Basic Value Fund	157,002	$2,534,020
BlackRock Capital Appreciation Portfolio(a)	216,056	2,476,004
BlackRock Global Dynamic Equity Fund	295,473	2,378,557
BlackRock Global Emerging Markets Fund	62,915	629,153
BlackRock International Opportunities Portfolio	23,191	483,541
BlackRock Large Cap Core Fund(a)	354,517	2,690,784
BlackRock Small Cap Core Equity Portfolio(a)	99,779	977,836

		12,169,895

Fixed Income Funds — 56.7%
BlackRock High Yield Bond Portfolio	162,584	838,935
BlackRock Inflation Protected Bond Portfolio	164,008	1,663,046
BlackRock Total Return Fund	1,475,988	13,992,364

		16,494,345

Short-Term Securities — 1.0%
BlackRock Liquidity Funds, TempFund, 0.60%(b)	284,781	284,781

Total Affiliated Investment Companies (Cost — $33,165,788*) — 99.6%		28,949,021
Other Assets in Excess of Liabilities — 0.4%		108,323

Net Assets — 100.0%		$29,057,344

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$33,743,275

Gross unrealized appreciation	$117,071
Gross unrealized depreciation	(4,911,325)

Net unrealized depreciation	$(4,794,254)

(a)	Non-income producing security.

(b)	Represents current yield as of report date.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$28,949,021
Level 2	—
Level 3	—

Total	$28,949,021

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	13

Schedule of Investments March 31, 2009 (Unaudited)	Moderate Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Equity Funds — 62.1%
BlackRock Basic Value Fund	424,948	$6,858,658
BlackRock Capital Appreciation Portfolio(a)	584,053	6,693,247
BlackRock Global Dynamic Equity Fund	798,867	6,430,881
BlackRock Global Emerging Markets Fund	170,369	1,703,685
BlackRock International Opportunities Portfolio	62,653	1,306,313
BlackRock Large Cap Core Fund(a)	958,957	7,278,482
BlackRock Small Cap Core Equity Portfolio(a)	269,876	2,644,783

		32,916,049

Fixed Income Funds — 37.3%
BlackRock High Yield Bond Portfolio	194,859	1,005,474
BlackRock Inflation Protected Bond Portfolio	196,685	1,994,382
BlackRock Total Return Fund	1,767,476	16,755,668

		19,755,524

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, TempFund, 0.60%(b)	318,325	318,325

Total Affiliated Investment Companies (Cost — $66,789,313*) — 100.0%		52,989,898
Liabilities in Excess of Other Assets — (0.0)%		(21,787)

Net Assets — 100.0%		$52,968,111

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$68,487,255

Gross unrealized appreciation	$213,228
Gross unrealized depreciation	(15,710,585)

Net unrealized depreciation	$(15,497,357)

(a)	Non-income producing security.

(b)	Represents current yield as of report date.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$52,989,898
Level 2	—
Level 3	—

Total	$52,989,898

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	MARCH 31, 2009

Schedule of Investments March 31, 2009 (Unaudited)	Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Equity Funds — 81.4%
BlackRock Basic Value Fund	468,165	$7,556,178
BlackRock Capital Appreciation Portfolio(a)	643,244	7,371,582
BlackRock Global Dynamic Equity Fund	880,323	7,086,599
BlackRock Global Emerging Markets Fund	187,939	1,879,392
BlackRock International Opportunities Portfolio	68,746	1,433,361
BlackRock Large Cap Core Fund(a)	1,056,303	8,017,340
BlackRock Small Cap Core Equity Portfolio(a)	297,534	2,915,835

		36,260,287

Fixed Income Funds — 18.3%
BlackRock High Yield Bond Portfolio	80,434	415,041
BlackRock Inflation Protected Bond Portfolio	81,435	825,752
BlackRock Total Return Fund	728,827	6,909,282

		8,150,075

Short-Term Securities — 0.2%
BlackRock Liquidity Funds, TempFund, 0.60%(b)	104,675	104,675

Total Affiliated Investment Companies (Cost — $62,825,233*) — 99.9%		44,515,037
Other Assets in Excess of Liabilities — 0.1%		40,450

Net Assets — 100.0%		$44,555,487

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$64,863,048

Gross unrealized appreciation	$179,594
Gross unrealized depreciation	(20,527,605)

Net unrealized depreciation	$(20,348,011)

(a)	Non-income producing security.

(b)	Represents current yield as of report date.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$44,515,037
Level 2	—
Level 3	—

Total	$44,515,037

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	15

Schedule of Investments March 31, 2009 (Unaudited)	Aggressive Growth Prepared Portfolio
(Percentages shown are based on Net Assets)

	Shares	Value
Affiliated Investment Companies
Equity Funds — 99.3%
BlackRock Basic Value Fund	285,995	$4,615,960
BlackRock Capital Appreciation Portfolio(a)	393,106	4,504,999
BlackRock Global Dynamic Equity Fund	537,992	4,330,832
BlackRock Global Emerging Markets Fund	114,768	1,147,680
BlackRock International Opportunities Portfolio	42,121	878,229
BlackRock Large Cap Core Fund(a)	645,501	4,899,351
BlackRock Small Cap Core Equity Portfolio(a)	181,668	1,780,346

		22,157,397

Short-Term Securities — 0.6%
BlackRock Liquidity Funds, TempFund, 0.60%(b)	125,614	125,614

Total Affiliated Investment Companies (Cost — $33,003,655*) — 99.9%		22,283,011
Other Assets in Excess of Liabilities — 0.1%		19,124

Net Assets — 100.0%		$22,302,135

*	The cost and unrealized appreciation (depreciation) of investments as of March 31, 2009, as computed for federal income tax purposes, were as follows:

Aggregate cost	$33,827,265

Gross unrealized appreciation	$100,024
Gross unrealized depreciation	(11,644,278)

Net unrealized depreciation	$(11,544,254)

(a)	Non-income producing security.

(b)	Represents current yield as of report date.

•

Effective October 1, 2008, the Portfolio adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements”. FAS 157 clarifies the definition of fair value, establishes a framework for measuring fair values and requires additional disclosures about the use of fair value measurements. Various inputs are used in determining the fair value of investments, which are as follows:

•	Level 1 – price quotations in active markets/exchanges for identical securities

•

Level 2 – other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market – corroborated inputs)

•

Level 3 – unobservable inputs based on the best information available in the circumstance, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the inputs used as of March 31, 2009 in determining the fair valuation of the Portfolio’s investments:

Valuation Inputs	Investments in Securities
Assets
Level 1	$22,283,011
Level 2	—
Level 3	—

Total	$22,283,011

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Assets and Liabilities

March 31, 2009 (Unaudited)	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Assets
Investments at value - affiliated[1]	$28,949,021	$52,989,898	$44,515,037	$22,283,011
Cash	—	—	—	144
Capital shares sold receivable	172,727	75,958	147,824	66,044
Receivable from advisor	11,436	13,427	15,448	14,762
Dividends receivable - affiliated	1,500	2,201	847	72
Investments sold receivable - affiliated	—	—	50,286	—
Prepaid expenses	37,966	42,592	39,196	35,956

Total assets	29,172,650	53,124,076	44,768,638	22,399,989

Liabilities
Capital shares redeemed payable	33,930	60,279	132,832	35,732
Investments purchased payable - affiliated	27,198	8,413	—	6,339
Professional fees payable	20,267	21,401	21,965	20,584
Service and distribution fees payable	16,219	31,502	23,921	12,129
Other affiliates payable	8,759	15,631	16,283	11,172
Officer’s and Trustees’ fees payable	2,348	5,224	5,291	6,451
Bank overdraft - affiliated	1,656	2,235	774	—
Other accrued expenses payable	4,929	11,280	12,085	5,447

Total liabilities	115,306	155,965	213,151	97,854

Net Assets	$29,057,344	$52,968,111	$44,555,487	$22,302,135

Net Assets Consist of
Paid-in capital	$37,607,810	$78,027,767	$74,555,461	$39,201,096
Undistributed net investment income	474,826	837,031	443,837	77,014
Accumulated net realized loss	(4,808,525)	(12,097,272)	(12,133,615)	(6,255,331)
Net unrealized appreciation/depreciation	(4,216,767)	(13,799,415)	(18,310,196)	(10,720,644)

Net Assets	$29,057,344	$52,968,111	$44,555,487	$22,302,135

[1] Investments at cost - affiliated	$33,165,788	$66,789,313	$62,825,233	$33,003,655

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	17

Statements of Assets and Liabilities (concluded)

March 31, 2009 (Unaudited)	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Net Asset Value
Institutional:
Net Assets	$1,237,743	$1,400,483	$4,724,969	$2,346,712

Shares outstanding, unlimited number of shares authorized, $0.001 par value	160,131	199,461	729,337	393,743

Net Asset Value	$7.73	$7.02	$6.48	$5.96

Investor A:
Net Assets	$8,368,692	$13,466,098	$13,211,979	$5,734,131

Shares outstanding, unlimited number of shares authorized, $0.001 par value	1,086,988	1,923,145	2,053,316	967,855

Net Asset Value	$7.70	$7.00	$6.43	$5.92

Investor C:
Net Assets	$16,108,545	$29,945,584	$22,771,169	$12,174,640

Shares outstanding, unlimited number of shares authorized, $0.001 par value	2,100,603	4,302,716	3,585,355	2,083,760

Net Asset Value	$7.67	$6.96	$6.35	$5.84

R:
Net Assets	$3,342,364	$8,155,946	$3,847,370	$2,046,652

Shares outstanding, unlimited number of shares authorized, $0.001 par value	435,894	1,170,105	600,727	347,318

Net Asset Value	$7.67	$6.97	$6.40	$5.89

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	MARCH 31, 2009

Statements of Operations

Six Months Ended March 31, 2009 (Unaudited)	Conservative Prepared Portfolio	Moderate Prepared Portfolio	Growth Prepared Portfolio	Aggressive Growth Prepared Portfolio
Investment Income
Dividends - affiliated	$685,498	$1,084,061	$629,819	$171,194
Interest - affiliated	2	3	4	3

Total investment income	685,500	1,084,064	629,823	171,197

Expenses
Service and distribution - class specific	91,601	190,545	148,009	75,855
Transfer agent - class specific	22,857	40,714	41,455	32,150
Professional	18,826	19,776	19,616	18,928
Registration	14,118	15,422	14,674	13,890
Administration	9,988	20,221	17,538	8,562
Officer and Trustees	7,610	7,743	7,700	6,410
Printing	6,552	15,248	16,522	7,866
Custodian	6,268	6,388	6,268	6,228
Administration - class specific	3,332	6,753	5,854	2,855
Miscellaneous	3,577	4,143	4,157	3,610

Total expenses	184,729	326,953	281,793	176,354
Less administration fees waived	(9,988)	(20,221)	(17,538)	(8,562)
Less administration fees waived - class specific	(3,254)	(4,766)	(5,485)	(2,855)
Less transfer agent fees waived - class specific	(206)	(276)	(344)	(284)
Less transfer agent fees reimbursed - class specific	(6,892)	(10,062)	(19,870)	(23,687)
Less fees paid indirectly	(5)	(6)	(8)	(7)
Less expenses reimbursed by advisor	(39,617)	(44,517)	(52,562)	(46,776)

Total expenses after waivers, reimbursements and fees paid indirectly	124,767	247,105	185,986	94,183

Net investment income	560,733	836,959	443,837	77,014

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments - affiliated	(4,231,218)	(10,399,585)	(10,095,904)	(5,431,718)
Capital gain distributions received from affiliated underlying funds	185	261	106	—

	(4,231,033)	(10,399,324)	(10,095,798)	(5,431,718)

Net change in unrealized appreciation/depreciation on investments - affiliated	(179,712)	(2,479,824)	(4,778,311)	(2,995,709)

Total realized and unrealized loss	(4,410,745)	(12,879,148)	(14,874,109)	(8,427,427)

Net Decrease in Net Assets Resulting from Operations	$(3,850,012)	$(12,042,189)	$(14,430,272)	$(8,350,413)

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	19

Statements of Changes in Net Assets

	Conservative Prepared Portfolio		Moderate Prepared Portfolio
Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
Operations
Net investment income (loss)	$560,733	$594,827	$836,959	$994,664
Net realized gain (loss)	(4,231,033)	(83,384)	(10,399,324)	381,904
Net change in unrealized appreciation/depreciation	(179,712)	(4,320,221)	(2,479,824)	(12,609,859)

Net decrease in net assets resulting from operations	(3,850,012)	(3,808,778)	(12,042,189)	(11,233,291)

Dividends and Distributions to Shareholders From
Net investment income:
Institutional	(98,321)	(10,590)	(29,456)	(39,907)
Investor A	(167,631)	(74,026)	(259,698)	(218,395)
Investor C	(209,488)	(224,521)	(311,010)	(543,255)
R	(74,542)	(20,948)	(130,796)	(84,815)
Net realized gain:
Institutional	(46,056)	(3,383)	(36,043)	(25,377)
Investor A	(89,967)	(25,178)	(376,724)	(148,895)
Investor C	(181,719)	(94,725)	(790,898)	(474,560)
R	(42,676)	(7,362)	(186,968)	(58,786)

Decrease in net assets resulting from dividends and distributions to shareholders	(910,400)	(460,733)	(2,121,593)	(1,593,990)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	5,003,035	19,176,694	4,213,452	34,028,396

Net Assets
Total increase (decrease) in net assets	242,623	14,907,183	(9,950,330)	21,201,115
Beginning of period	28,814,721	13,907,538	62,918,441	41,717,326

End of period	$29,057,344	$28,814,721	$52,968,111	$62,918,441

End of period undistributed net investment income	$474,826	$464,075	$837,031	$731,032

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	MARCH 31, 2009

Growth Prepared Portfolio		Aggressive Growth Prepared Portfolio
Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008
$443,837	$516,269	$77,014	$(39,670)
(10,095,798)	783,236	(5,431,718)	771,831
(4,778,311)	(15,702,159)	(2,995,709)	(8,712,273)

(14,430,272)	(14,402,654)	(8,350,413)	(7,980,112)

—	(228,597)	—	(67,587)
—	(302,909)	—	(51,370)
—	(678,155)	—	(145,399)
—	(63,842)	—	(18,083)
(193,699)	(213,303)	(102,975)	(135,816)
(467,292)	(302,463)	(214,629)	(115,403)
(864,363)	(832,295)	(501,227)	(465,083)
(92,020)	(64,389)	(74,189)	(41,340)

(1,617,374)	(2,685,953)	(893,020)	(1,040,081)

7,361	23,921,502	2,415,732	16,545,415

(16,040,285)	6,832,895	(6,827,701)	7,525,222
60,595,772	53,762,877	29,129,836	21,604,614

$44,555,487	$60,595,772	$22,302,135	$29,129,836
$443,837	$—	$77,014	$—

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	21

Financial Highlights

	Conservative Prepared Portfolio
	Institutional			Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.24	$10.74	$10.00	$9.20	$10.72	$10.00

Net investment income[2]	0.21	0.35	0.23	0.18	0.32	0.20
Net realized and unrealized gain (loss)	(1.41)	(1.54)	0.51	(1.40)	(1.54)	0.52

Net increase (decrease) from investment operations	(1.20)	(1.19)	0.74	(1.22)	(1.22)	0.72

Dividends and distributions from:
Net investment income	(0.21)	(0.23)	—	(0.18)	(0.22)	—
Net realized gain	(0.10)	(0.08)	—	(0.10)	(0.08)	—

Total dividends and distributions	(0.31)	(0.31)	—	(0.28)	(0.30)	—

Net asset value, end of period	$7.73	$9.24	$10.74	$7.70	$9.20	$10.72

Total Investment Return
Based on net asset value	(13.06)%[3]	(11.43)%	7.40%[3]	(13.30)%[3,4]	(11.76)%[4]	7.20%[3,4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursements and fees paid indirectly	0.13%[5,6]	0.13%[7]	0.13%[6,7]	0.53%[5,6]	0.51%[7]	0.44%[6,7]

Total expenses	0.57%[5,6]	0.68%[7]	15.06%[6,7]	0.94%[5,6]	1.10%[7]	4.95%[6,7]

Net investment income	4.94%[5,6]	3.38%[7]	2.88%[6,7]	4.63%[5,6]	3.08%[7]	2.53%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,238	$835	$378	$8,369	$7,416	$1,646

Portfolio turnover	57%	46%	9%	57%	46%	9%

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)

	Conservative Prepared Portfolio
	Investor C			R
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.11	$10.66	$10.00	$9.16	$10.70	$10.00

Net investment income[2]	0.15	0.23	0.15	0.18	0.27	0.21
Net realized and unrealized gain (loss)	(1.38)	(1.52)	0.51	(1.40)	(1.52)	0.49

Net increase (decrease) from investment operations	(1.23)	(1.29)	0.66	(1.22)	(1.25)	0.70

Dividends and distributions from:
Net investment income	(0.11)	(0.18)	—	(0.17)	(0.21)	—
Net realized gain	(0.10)	(0.08)	—	(0.10)	(0.08)	—

Total dividends and distributions	(0.21)	(0.26)	—	(0.27)	(0.29)	—

Net asset value, end of period	$7.67	$9.11	$10.66	$7.67	$9.16	$10.70

Total Investment Return
Based on net asset value	(13.53)%[3,4]	(12.48)%[4]	6.60%[3,4]	(13.37)%[3]	(12.04)%	7.00%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursements and fees paid indirectly	1.25%[5,6]	1.23%[7]	1.18%[6,7]	0.74%[5,6]	0.73%[7]	0.68%[6,7]

Total expenses	1.69%[5,6]	1.70%[7]	3.96%[6,7]	1.31%[5,6]	1.33%[7]	15.25%[6,7]

Net investment income	3.88%[5,6]	2.26%[7]	1.91%[6,7]	4.51%[5,6]	2.66%[7]	2.61%[6,7]

Supplemental Data
Net assets, end of period (000)	$16,109	$17,299	$11,051	$3,342	$3,265	$833

Portfolio turnover	57%	46%	9%	57%	46%	9%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.65%.

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	23

Financial Highlights (continued)

	Moderate Prepared Portfolio
	Institutional			Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$9.00	$11.02	$10.00	$8.96	$11.00	$10.00

Net investment income[2]	0.15	0.24	0.17	0.13	0.22	0.14
Net realized and unrealized gain (loss)	(1.79)	(1.90)	0.85	(1.77)	(1.91)	0.86

Net increase (decrease) from investment operations	(1.64)	(1.66)	1.02	(1.64)	(1.69)	1.00

Dividends and distributions from:
Net investment income	(0.15)	(0.22)	—	(0.13)	(0.21)	—
Net realized gain	(0.19)	(0.14)	—	(0.19)	(0.14)	—

Total dividends and distributions	(0.34)	(0.36)	—	(0.32)	(0.35)	—

Net asset value, end of period	$7.02	$9.00	$11.02	$7.00	$8.96	$11.00

Total Investment Return
Based on net asset value	(18.31)%[3]	(15.53)%	10.20%[3]	(18.43)%[3,4]	(15.86)%[4]	10.00%[3,4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursements and fees paid indirectly	0.09%[5,6]	0.09%[7]	0.09%[6,7]	0.47%[5,6]	0.48%[7]	0.41%[6,7]

Total expenses	0.47%[5,6]	0.50%[7]	3.33%[6,7]	0.71%[5,6]	0.78%[7]	2.01%[6,7]

Net investment income	3.77%[5,6]	2.36%[7]	2.06%[6,7]	3.56%[5,6]	2.16%[7]	1.73%[6,7]

Supplemental Data
Net assets, end of period (000)	$1,400	$1,501	$1,702	$13,466	$17,506	$6,382

Portfolio turnover	47%	34%	11%	47%	34%	11%

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)

	Moderate Prepared Portfolio
	Investor C			R
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$8.88	$10.93	$10.00	$8.93	$10.97	$10.00

Net investment income[2]	0.10	0.14	0.08	0.12	0.20	0.15
Net realized and unrealized gain (loss)	(1.76)	(1.89)	0.85	(1.76)	(1.89)	0.82

Net increase (decrease) from investment operations	(1.66)	(1.75)	0.93	(1.64)	(1.69)	0.97

Dividends and distributions from:
Net investment income	(0.07)	(0.16)	—	(0.13)	(0.21)	—
Net realized gain	(0.19)	(0.14)	—	(0.19)	(0.14)	—

Total dividends and distributions	(0.26)	(0.30)	—	(0.32)	(0.35)	—

Net asset value, end of period	$6.96	$8.88	$10.93	$6.97	$8.93	$10.97

Total Investment Return
Based on net asset value	(18.76)%[3,4]	(16.42)%[4]	9.30%[3,4]	(18.47)%[3]	(15.93)%	9.70%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursements and fees paid indirectly	1.24%[5,6]	1.20%[7]	1.15%[6,7]	0.59%[5,6]	0.59%[7]	0.59%[6,7]

Total expenses	1.53%[5,6]	1.49%[7]	2.28%[6,7]	1.04%[5,6]	1.05%[7]	5.23%[6,7]

Net investment income	2.80%[5,6]	1.41%[7]	1.01%[6,7]	3.37%[5,6]	1.95%[7]	1.80%[6,7]

Supplemental Data
Net assets, end of period (000)	$29,946	$37,472	$29,971	$8,156	$6,439	$3,663

Portfolio turnover	47%	34%	11%	47%	34%	11%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.74%.

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	25

Financial Highlights (continued)

	Growth Prepared Portfolio
	Institutional			Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$8.74	$11.32	$10.00	$8.70	$11.29	$10.00

Net investment income[2]	0.09	0.16	0.10	0.07	0.11	0.07
Net realized and unrealized gain (loss)	(2.11)	(2.23)	1.22	(2.10)	(2.20)	1.22

Net increase (decrease) from investment operations	(2.02)	(2.07)	1.32	(2.03)	(2.09)	1.29

Dividends and distributions from:
Net investment income	—	(0.27)	—	—	(0.25)	—
Net realized gain	(0.24)	(0.24)	—	(0.24)	(0.25)	—

Total dividends and distributions	(0.24)	(0.51)	—	(0.24)	(0.50)	—

Net asset value, end of period	$6.48	$8.74	$11.32	$6.43	$8.70	$11.29

Total Investment Return
Based on net asset value	(23.26)%[3]	(19.08)%	13.20%[3]	(23.49)%[3,4]	(19.36)%[4]	12.90%[3,4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursements and fees paid indirectly	0.07%[5,6]	0.07%[7]	0.07%[6,7]	0.45%[5,6]	0.43%[7]	0.38%[6,7]

Total expenses	0.48%[5,6]	0.41%[7]	1.80%[6,7]	0.77%[5,6]	0.72%[7]	1.69%[6,7]

Net investment income	2.70%[5,6]	1.52%[7]	1.17%[6,7]	2.23%[5,6]	1.12%[7]	0.89%[6,7]

Supplemental Data
Net assets, end of period (000)	$4,725	$7,703	$9,179	$13,212	$16,927	$9,743

Portfolio turnover	37%	36%	0%	37%	36%	0%

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (continued)

	Growth Prepared Portfolio
	Investor C			R
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$8.62	$11.23	$10.00	$8.67	$11.27	$10.00

Net investment income[2]	0.05	0.05	0.01	0.06	0.08	0.05
Net realized and unrealized gain (loss)	(2.08)	(2.21)	1.22	(2.09)	(2.19)	1.22

Net increase (decrease) from investment operations	(2.03)	(2.16)	1.23	(2.03)	(2.11)	1.27

Dividends and distributions from:
Net investment income	—	(0.20)	—	—	(0.25)	—
Net realized gain	(0.24)	(0.25)	—	(0.24)	(0.24)	—

Total dividends and distributions	(0.24)	(0.45)	—	(0.24)	(0.49)	—

Net asset value, end of period	$6.35	$8.62	$11.23	$6.40	$8.67	$11.27

Total Investment Return
Based on net asset value	(23.71)%[3,4]	(19.99)%[4]	12.30%[3,4]	(23.57)%[3]	(19.59)%	12.70%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursements and fees paid indirectly	1.17%[5,6]	1.17%[7]	1.11%[6,7]	0.62%[5,6]	0.62%[7]	0.60%[6,7]

Total expenses	1.61%[5,6]	1.48%[7]	2.21%[6,7]	1.15%[5,6]	1.02%[7]	6.87%[6,7]

Net investment income	1.54%[5,6]	0.49%[7]	0.12%[6,7]	1.86%[5,6]	0.79%[7]	0.65%[6,7]

Supplemental Data
Net assets, end of period (000)	$22,771	$32,689	$32,408	$3,847	$3,277	$2,433

Portfolio turnover	37%	36%	0%	37%	36%	0%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.83%.

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	27

Financial Highlights (continued)

	Aggressive Growth Prepared Portfolio
	Institutional			Investor A
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$8.57	$11.55	$10.00	$8.53	$11.52	$10.00

Net investment income (loss)[2]	0.05	0.07	0.01	0.03	0.03	(0.01)
Net realized and unrealized gain (loss)	(2.41)	(2.59)	1.54	(2.39)	(2.58)	1.53

Net increase (decrease) from investment operations	(2.36)	(2.52)	1.55	(2.36)	(2.55)	1.52

Dividends and distributions from:
Net investment income	—	(0.15)	—	—	(0.14)	—
Net realized gain	(0.25)	(0.31)	—	(0.25)	(0.30)	—

Total dividends and distributions	(0.25)	(0.46)	—	(0.25)	(0.44)	—

Net asset value, end of period	$5.96	$8.57	$11.55	$5.92	$8.53	$11.52

Total Investment Return
Based on net asset value	(27.70)%[3]	(22.69)%	15.50%[3]	(27.83)%[3,4]	(22.96)%[4]	15.20%[3,4]

Ratios to Average Net Assets
Total expenses after waivers, reimbursements and fees paid indirectly	0.09%[5,6]	0.09%[7]	0.09%[6,7]	0.43%[5,6]	0.43%[7]	0.39%[6,7]

Total expenses	0.73%[5,6]	0.65%[7]	2.80%[6,7]	1.13%[5,6]	0.99%[7]	3.51%[6,7]

Net investment income (loss)	1.46%[5,6]	0.71%[7]	0.14%[6,7]	1.04%[5,6]	0.26%[7]	(0.14)%[6,7]

Supplemental Data
Net assets, end of period (000)	$2,347	$3,484	$4,346	$5,734	$6,894	$2,773

Portfolio turnover	35%	20%	7%	35%	20%	7%

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	MARCH 31, 2009

Financial Highlights (concluded)

	Aggressive Growth Prepared Portfolio
	Investor C			R
	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007	Six Months Ended March 31, 2009 (Unaudited)	Year Ended September 30, 2008	Period December 21, 2006[1] to September 30, 2007
Per Share Operating Performance
Net asset value, beginning of period	$8.45	$11.45	$10.00	$8.50	$11.49	$10.00

Net investment income (loss)[2]	0.01	(0.05)	(0.07)	0.03	(0.01)	(0.04)
Net realized and unrealized gain (loss)	(2.37)	(2.55)	1.52	(2.39)	(2.54)	1.53

Net increase (decrease) from investment operations	(2.36)	(2.60)	1.45	(2.36)	(2.55)	1.49

Dividends and distributions from:
Net investment income	—	(0.10)	—	—	(0.13)	—
Net realized gain	(0.25)	(0.30)	—	(0.25)	(0.31)	—

Total dividends and distributions	(0.25)	(0.40)	—	(0.25)	(0.44)	—

Net asset value, end of period	$5.84	$8.45	$11.45	$5.89	$8.50	$11.49

Total Investment Return
Based on net asset value	(28.10)%[3,4]	(23.48)%[4]	14.50%[3,4]	(27.93)%[3]	(23.13)%	14.90%[3]

Ratios to Average Net Assets
Total expenses after waivers, reimbursements and fees paid indirectly	1.18%[5,6]	1.18%[7]	1.13%[6,7]	0.59%[5,6]	0.59%[7]	0.59%[6,7]

Total expenses	1.91%[5,6]	1.72%[7]	3.27%[6,7]	1.41%[5,6]	1.31%[7]	12.51%[6,7]

Net investment income (loss)	0.33%[5,6]	(0.47)%[7]	(0.81)%[6,7]	0.83%[5,6]	(0.13)%[7]	(0.50)%[6,7]

Supplemental Data
Net assets, end of period (000)	$12,175	$16,762	$13,384	$2,047	$1,990	$1,102

Portfolio turnover	35%	20%	7%	35%	20%	7%

1	Commencement of operations.

2	Based on average shares outstanding.

3	Aggregate total investment return.

4	Total investment returns exclude the effects of sales charges.

5	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.92%.

6	Annualized.

7	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	MARCH 31, 2009	29

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock Funds II (the “Fund”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of March 31, 2009, the Fund had 34 registered portfolios, of which the BlackRock Conservative Prepared Portfolio (“Conservative Prepared”), BlackRock Moderate Prepared Portfolio (“Moderate Prepared”), BlackRock Growth Prepared Portfolio (“Growth Prepared”) and BlackRock Aggressive Growth Prepared Portfolio (“Aggressive Growth Prepared”) (collectively the “Portfolios”) are included in these financial statements. The Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. Actual results may differ from these estimates. Each Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold with a front-end sales charge. Investor C Shares may be subject to a contingent deferred sales charge. R Shares are sold without a sales change and only to certain retirement and other similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Investor A, Investor C and R Shares may bear certain expenses related to the service and/or distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its service and distribution expenditures. The Portfolios generally will invest in other investment companies (mutual funds) that are managed by subsidiaries of BlackRock, Inc. (collectively, the “Underlying Funds”). By owning shares of the Underlying Funds, each of the Portfolios indirectly invests, to varying degrees, in securities of US and non-US companies, including small and medium sized companies, and in fixed-income securities. Equity funds may also include funds that invest in real estate related and other similar securities, as well as commodities. Fixed income funds may include funds that invest in domestic and non-US bonds, US Government securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds may invest in derivatives.

The following is a summary of significant accounting policies followed by the Portfolios:

Valuation of Investments: The market value of the Portfolios’ investments in the Underlying Funds is based on the published net asset value of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment, the investment will be valued by a method approved by the Board of Trustees (the “Board”) as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Portfolios might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: Investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual method. Income, realized and unrealized gains and losses of the Portfolios are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Portfolios, the shareholders also bear indirectly a proportionate share of the expenses of the investment companies in which the Portfolios invest. Capital gain distributions from the Underlying Funds are booked as realized gains.

Dividends and Distributions: Dividends and distributions paid by the Portfolios are recorded on the ex-dividend dates.

Income Taxes: It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

The Portfolios file US federal and various state and local tax returns. No income tax returns are currently under examination. The statutes of limitations on each Portfolio’s US federal income tax returns remain open for each of the two years ended September 30, 2008. The statutes of limitations on each Portfolio’s state and local tax returns may remain open for additional year depending upon the jurisdiction.

Recent Accounting Pronouncement: In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities – an amendment of FASB Statement No. 133” (“FAS 161”), was issued. FAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. FAS 161 is effective for financial statements issued for fiscal years and interim periods beginning after November 15, 2008. The impact on each Portfolio’s financial statement disclosures is currently being assessed.

Bank Overdraft: As of March 31, 2009, Conservative Prepared, Moderate Prepared and Growth Prepared each recorded a bank overdraft resulting from the estimation of available cash. The overdraft balance incurs fees charged by the custodian which are included in custodian on the Statements of Operations.

Other: Expenses directly related to a Portfolio or class are charged to that Portfolio or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or

30	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

other appropriate methods. Other expenses of a Portfolio are allocated daily to each class based on its relative net assets.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The Fund, on behalf of the Portfolios, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Advisor”), an indirect, wholly owned subsidiary of BlackRock, Inc., to provide investment advisory services. The PNC Financial Services Group, Inc. (“PNC”) and Bank of America Corporation (“BAC”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). BAC became a stockholder of BlackRock following its acquisition of Merrill Lynch & Co., Inc. (“Merrill Lynch”) on January 1, 2009. Prior to that date, both PNC and Merrill Lynch were considered affiliates of the Fund under the 1940 Act. Subsequent to the acquisition, PNC remains an affiliate, but due to the restructuring of Merrill Lynch’s ownership interest of BlackRock, BAC is not deemed to be an affiliate under the 1940 Act.

The Advisor contractually agreed to waive or reimburse fees or expenses until February 1, 2010, in order to limit expenses. These expense limits apply to the aggregate expenses incurred on a share class (excluding: interest, taxes, brokerage commissions, expenses incurred as a result of investments in other funds and other expenses attributable to, and incurred as a result of, a Portfolio’s investments and other extraordinary expenses). This agreement is reviewed annually by the Board. The current expense limitations as a percentage of net assets are as follows:

	Share Classes
	Institutional	Investor A	Investor C	R
Conservative Prepared	0.13%	0.53%	1.25%	0.74%
Moderate Prepared	0.09%	0.51%	1.24%	0.59%
Growth Prepared	0.07%	0.45%	1.17%	0.62%
Aggressive Growth Prepared	0.09%	0.43%	1.18%	0.59%

PFPC Trust Company, an indirect wholly owned subsidiary of PNC, serves as custodian for each Portfolio. For these services, the custodian receives a monthly fee of $1,000 per Portfolio plus other miscellaneous fees incurred on behalf of each Portfolio.

Pursuant to the Fund’s operating procedures, custodian fees may be reduced by amounts calculated on uninvested cash balances, which are included on the Statements of Operations as fees paid indirectly.

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC, serves as transfer and dividend disbursing agent. Each class of each Portfolio bears the costs of transfer agent fees associated with such respective class. Transfer agent fees borne by each class of each Portfolio are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholders meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares of each class of each Portfolio, 12b-1 fee calculations, check writing, anti-money laundering services, and customer identification services.

Pursuant to written agreements, Merrill Lynch and certain other affiliates provide the Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, affiliates receive an annual fee per shareholder account which will vary depending on share class. The Portfolios incurred the following fees in return for these services, which are a component of the transfer agent fees in the accompanying Statements of Operations:

	Merrill Lynch	Other Affiliates
	Period October 1, 2008 to December 31, 2008	Six Months Ended March 31, 2009
Conservative Prepared	$10,805	$17
Moderate Prepared	19,493	21
Growth Prepared	20,065	26
Aggressive Growth Prepared	15,328	2

PNCGIS and the Advisor act as co-administrators for the Portfolios. For these services, the co-administrators receive a combined administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Portfolio. The combined administration fee is based on a percentage of the average daily net assets at the following annual rates: 0.075% of the first $500 million, 0.065% of the next $500 million and 0.055% of average of daily net assets in excess of $1 billion. In addition, each of the share classes is charged an administration fee based on the following percentages of average daily net assets of each respective class: 0.025% of the first $500 million of each Portfolio, 0.015% of the next $500 million and 0.005% of average of daily net assets in excess of $1 billion. In addition, PNCGIS and the Advisor may have, at their discretion, voluntarily waived all or any portion of their administration fees for a Portfolio or a share class.

The Fund, on behalf of the Portfolios, has entered into a separate Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan, in accordance with Rule 12b-1 under the 1940 Act, the Portfolios pay BIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of each Portfolio as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
R	0.25%	0.25%

For the six months ended March 31, 2009, the Portfolios paid to affiliates the following fees in return for distribution and sales support services:

Conservative Prepared	$30,823
Moderate Prepared	70,727
Growth Prepared	59,520
Aggressive Growth Prepared	31,065

The Advisor maintains a call center, which is responsible for providing certain shareholder services to the Portfolios, such as responding to

SEMI-ANNUAL REPORT	MARCH 31, 2009	31

Notes to Financial Statements (continued)

shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Portfolio shares. During the six months ended March 31, 2009, each Portfolio reimbursed the Advisor the following amounts for costs incurred in running the call center, which are a component of the transfer agent fees in the accompanying Statements of Operations.

	Share Classes
Call Center	Institutional	Investor A	Investor C	R	Total
Conservative Prepared	$7	$75	$118	$20	$220
Moderate Prepared	18	137	257	33	445
Growth Prepared	40	138	258	18	454
Aggressive Growth Prepared	35	107	129	13	284

For the six months ended March 31, 2009, the following charts show the various types of class specific expenses borne directly by each class of each Portfolio and any associated waivers or reimbursements of those expenses.

Administration Fees	Share Classes
	Institutional	Investor A	Investor C	R	Total
Conservative Prepared	$169	$891	$1,859	$413	$3,332
Moderate Prepared	179	1,845	3,876	853	6,753
Growth Prepared	691	1,695	3,085	383	5,854
Aggressive Growth Prepared	326	690	1,603	236	2,855

Administration Fees Waived	Share Classes
	Institutional	Investor A	Investor C	R	Total
Conservative Prepared	$168	$814	$1,859	$413	$3,254
Moderate Prepared	179	—	3,734	853	4,766
Growth Prepared	691	1,326	3,085	383	5,485
Aggressive Growth Prepared	326	690	1,603	236	2,855

Service and Distribution Fees	Share Classes
	Investor A	Investor C	R	Total
Conservative Prepared	$8,912	$74,429	$8,260	$91,601
Moderate Prepared	18,460	155,033	17,052	190,545
Growth Prepared	16,952	123,405	7,652	148,009
Aggressive Growth Prepared	6,898	64,231	4,726	75,855

Transfer Agent Fees	Share Classes
	Institutional	Investor A	Investor C	R	Total
Conservative Prepared	$294	$5,940	$11,904	$4,719	$22,857
Moderate Prepared	800	7,652	26,040	6,222	40,714
Growth Prepared	2,391	8,489	26,829	3,746	41,455
Aggressive Growth Prepared	1,760	7,805	19,661	2,924	32,150

Transfer Agent Fees Waived	Share Classes
	Institutional	Investor A	Investor C	R	Total
Conservative Prepared	$8	$62	$116	$20	$206
Moderate Prepared	18	—	225	33	276
Growth Prepared	40	28	258	18	344
Aggressive Growth Prepared	35	107	129	13	284

Transfer Agent Fees Reimbursed	Share Classes
	Institutional	Investor A	Investor C	R	Total
Conservative Prepared	$286	$579	$3,146	$2,881	$6,892
Moderate Prepared	780	—	3,096	6,186	10,062
Growth Prepared	2,350	28	14,531	2,961	19,870
Aggressive Growth Prepared	1,710	5,167	13,910	2,900	23,687

If within two years following a waiver or reimbursement, the operating expenses of a share class that previously received a waiver or reimbursement from the Advisor are less than the expense limit for that share class, the Advisor is entitled to be reimbursed by such share class up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the Portfolio has more than $50 million in assets, (2) the Advisor or an affiliate continues to serve as the Portfolio’s investment advisor or administrator and (3) the Board has approved in advance the payments to the Advisor at the previous quarterly meeting.

At March 31, 2009, the amounts subject to possible future reimbursement under the expense limitation agreement are as follows:

	Expiring January 31,
	2010	2011	2012
Conservative Prepared	$138,724	$128,943	$23,927
Moderate Prepared	173,430	179,413	30,238
Growth Prepared	224,114	204,002	34,639
Aggressive Growth Prepared	163,898	180,830	30,029

32	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

The following waivers previously recorded by the portfolios, which were subject to recoupment by the Advisor, expired on January 31, 2009:

Conservative Prepared	$6,560
Moderate Prepared	8,765
Growth Prepared	7,651
Aggressive Growth Prepared	5,420

For the six months ended March 31, 2009, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Portfolio’s Investor A Shares as follows:

Conservative Prepared	$5,051
Moderate Prepared	18,935
Growth Prepared	10,026
Aggressive Growth Prepared	1,524

For the six months ended March 31, 2009, affiliates received the following contingent deferred sales charges relating to transactions in Investor A and C Shares:

	Investor A	Investor C
Conservative Prepared	$—	$8,211
Moderate Prepared	7,192	5,556
Growth Prepared	203	5,888
Aggressive Growth Prepared	—	2,232

The Portfolios may earn income on positive cash balances in demand deposit accounts that are maintained by PNCGIS on behalf of the Portfolios. The income earned for the six months ended March 31, 2009 was as follows which is included in interest - affiliated on the Statements of Operations:

Conservative Prepared	$2
Moderate Prepared	3
Growth Prepared	4
Aggressive Growth Prepared	3

The Portfolios may also receive earnings credits related to cash balances with PNCGIS which are shown on the Statements of Operations as fees paid indirectly.

Certain officers and/or trustees of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates. The Portfolios reimburse the Advisor for compensation paid to the Fund’s Chief Compliance Officer.

3. Investments:

For the six months ended March 31, 2009, purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases	Sales
Conservative Prepared	$18,964,219	$15,462,576
Moderate Prepared	27,293,777	26,269,832
Growth Prepared	17,776,043	20,153,236
Aggressive Growth Prepared	9,546,219	8,349,262

4. Short-Term Borrowings:

The Portfolios, along with certain other funds managed by the Advisor and its affiliates, are a party to a $500 million credit agreement with a group of lenders, which expired November 2008 and was renewed until November 2009. The Portfolios may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. Each Portfolio may borrow up to the maximum amount allowable under the Portfolio’s current Prospectus and Statement of Additional Information, subject to various other legal, regulatory or contractual limits. The Portfolios paid their pro rata share of a 0.02% upfront fee on the aggregate commitment amount based on their net assets as of October 31, 2008. The Portfolios pay a commitment fee of 0.08% per annum based on each Portfolio’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous on the Statements of Operations. Amounts borrowed under the credit agreement bear interest at a rate equal to, the higher of the (a) federal funds effective rate and (b) reserve adjusted one month LIBOR, plus, in each case, the higher of (i) 1.50% and (ii) 50% of the CDX index (as defined in the credit agreement) in effect from time to time. The Portfolios did not borrow under the credit agreement during the six months ended March 31, 2009.

5. Market and Credit Risk:

In the normal course of business, the Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (credit risk). The value of securities held by the Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to credit risk, the Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Portfolios have unsettled or open transactions may default. Financial assets, which potentially expose the Portfolios to credit and counterparty risks, consist principally of investments and cash due from counterparties. The extent of the Portfolios’ exposure to credit and counterparty risks with respect to these financial assets is approximated by their value recorded in the Portfolios’ Statements of Assets and Liabilities.

SEMI-ANNUAL REPORT	MARCH 31, 2009	33

Notes to Financial Statements (continued)

6. Capital Shares Transactions:

Transactions in shares for each period were as follows:

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Conservative Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	434,742	$3,554,826	66,443	$687,035
Shares issued in reinvestment of dividends and distributions	5,842	45,914	1,018	10,681

Total issued	440,584	3,600,740	67,461	697,716
Shares redeemed	(370,870)	(2,980,539)	(12,192)	(124,847)

Net increase	69,714	$620,201	55,269	$572,869

Investor A
Shares sold	473,019	$3,711,013	916,065	$9,514,784
Shares issued in reinvestment of dividends and distributions	31,354	245,813	8,427	88,404

Total issued	504,373	3,956,826	924,492	9,603,188
Shares redeemed	(223,836)	(1,720,860)	(271,592)	(2,741,603)

Net increase	280,537	$2,235,966	652,900	$6,861,585

Investor C
Shares sold	815,675	$6,359,166	1,335,993	$13,582,022
Shares issued in reinvestment of dividends and distributions	45,060	352,369	27,586	288,273

Total issued	860,735	6,711,535	1,363,579	13,870,295
Shares redeemed	(657,999)	(5,236,408)	(502,607)	(5,000,097)

Net increase	202,736	$1,475,127	860,972	$8,870,198

R
Shares sold	225,421	$1,777,266	384,876	$3,962,486
Shares issued in reinvestment of dividends and distributions	15,009	117,218	2,706	28,309

Total issued	240,430	1,894,484	387,582	3,990,795
Shares redeemed	(161,002)	(1,222,743)	(108,972)	(1,118,753)

Net increase	79,428	$671,741	278,610	$2,872,042

Moderate Prepared
Institutional
Shares sold	134,478	$1,016,900	147,922	$1,532,065
Shares issued in reinvestment of dividends and distributions	8,763	63,169	5,827	62,001

Total issued	143,241	1,080,069	153,749	1,594,066
Shares redeemed	(110,626)	(814,619)	(141,369)	(1,471,767)

Net increase	32,615	$265,450	12,380	$122,299

Investor A
Shares sold	735,873	$5,642,785	1,853,575	$19,130,477
Shares issued in reinvestment of dividends and distributions	83,134	598,561	32,687	347,458

Total issued	819,007	6,241,346	1,886,262	19,477,935
Shares redeemed	(849,152)	(6,232,923)	(513,282)	(5,160,852)

Net increase (decrease)	(30,145)	$8,423	1,372,980	$14,317,083

34	SEMI-ANNUAL REPORT	MARCH 31, 2009

Notes to Financial Statements (continued)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Moderate Prepared	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,324,813	$9,582,707	2,311,393	$23,767,560
Shares issued in reinvestment of dividends and distributions	138,595	993,692	89,363	946,354

Total issued	1,463,408	10,576,399	2,400,756	24,713,914
Shares redeemed	(1,381,614)	(9,944,893)	(921,923)	(9,101,449)

Net increase	81,794	$631,506	1,478,833	$15,612,465

R
Shares sold	599,603	$4,346,457	527,679	$5,391,062
Shares issued in reinvestment of dividends and distributions	44,319	317,764	13,547	143,602

Total issued	643,922	4,664,221	541,226	5,534,664
Shares redeemed	(194,906)	(1,356,148)	(154,101)	(1,558,115)

Net increase	449,016	$3,308,073	387,125	$3,976,549

Growth Prepared
Institutional
Shares sold	61,778	$418,952	220,224	$2,303,790
Shares issued in reinvestment of dividends and distributions	26,574	179,380	38,907	417,869

Total issued	88,352	598,332	259,131	2,721,659
Shares redeemed	(240,551)	(1,627,017)	(188,389)	(1,864,331)

Net increase (decrease)	(152,199)	$(1,028,685)	70,742	$857,328

Investor A
Shares sold	319,092	$2,261,554	1,463,874	$15,142,234
Shares issued in reinvestment of dividends and distributions	63,527	426,252	51,525	552,876

Total issued	382,619	2,687,806	1,515,399	15,695,110
Shares redeemed	(275,689)	(1,796,278)	(431,747)	(4,272,074)

Net increase	106,930	$891,528	1,083,652	$11,423,036

Investor C
Shares sold	669,222	$4,508,903	1,815,938	$18,811,024
Shares issued in reinvestment of dividends and distributions	123,090	816,065	131,387	1,404,524

Total issued	792,312	5,324,968	1,947,325	20,215,548
Shares redeemed	(999,203)	(6,669,142)	(1,040,259)	(10,255,027)

Net increase (decrease)	(206,891)	$(1,344,174)	907,066	$9,960,521

R
Shares sold	291,544	$1,947,322	292,993	$3,007,120
Shares issued in reinvestment of dividends and distributions	13,775	92,020	11,984	128,231

Total issued	305,319	2,039,342	304,977	3,135,351
Shares redeemed	(82,651)	(550,650)	(142,787)	(1,454,734)

Net increase	222,668	$1,488,692	162,190	$1,680,617

SEMI-ANNUAL REPORT	MARCH 31, 2009	35

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2009		Year Ended September 30, 2008
Aggressive Growth Prepared	Shares	Amount	Shares	Amount
Institutional
Shares sold	85,422	$599,522	162,249	$1,736,950
Shares issued in reinvestment of dividends and distributions	13,189	83,092	15,482	169,841

Total issued	98,611	682,614	177,731	1,906,791
Shares redeemed	(111,547)	(723,580)	(147,517)	(1,485,014)

Net increase (decrease)	(12,936)	$(40,966)	30,214	$421,777

Investor A
Shares sold	255,440	$1,677,772	680,691	$7,050,598
Shares issued in reinvestment of dividends and distributions	32,586	204,302	14,386	157,526

Total issued	288,026	1,882,074	695,077	7,208,124
Shares redeemed	(128,505)	(798,230)	(127,475)	(1,273,753)

Net increase	159,521	$1,083,844	567,602	$5,934,371

Investor C
Shares sold	396,356	$2,513,885	1,061,611	$11,102,048
Shares issued in reinvestment of dividends and distributions	74,157	459,709	49,083	535,494

Total issued	470,513	2,973,594	1,110,694	11,637,542
Shares redeemed	(371,373)	(2,302,002)	(294,566)	(2,883,918)

Net increase	99,140	$671,592	816,128	$8,753,624

R
Shares sold	243,265	$1,560,916	169,568	$1,739,363
Shares issued in reinvestment of dividends and distributions	11,889	74,188	5,442	59,422

Total issued	255,154	1,635,104	175,010	1,798,785
Shares redeemed	(142,026)	(933,842)	(36,730)	(363,142)

Net increase	113,128	$701,262	138,280	$1,435,643

36	SEMI-ANNUAL REPORT	MARCH 31, 2009

Officers and Trustees

Robert M. Hernandez, Chairman of the Board, Member of the Audit Committee and Trustee

Fred G. Weiss, Vice Chairman of the Board, Chairman of the Audit Committee and Trustee

James H. Bodurtha, Trustee

Bruce R. Bond, Trustee

Donald W. Burton, Trustee

Richard S. Davis, Trustee

Stuart E. Eizenstat, Trustee

Laurence D. Fink, Trustee

Kenneth A. Froot, Trustee

Henry Gabbay, Trustee

John F. O’Brien, Trustee

Roberta Cooper Ramo, Trustee

Jean Margo Reid, Trustee

David H. Walsh, Trustee

Richard R. West, Member of the Audit Committee and Trustee

Donald C. Burke, Fund President and Chief Executive Officer

Anne F. Ackerley, Vice President

Neal J. Andrews, Chief Financial Officer

Jay M. Fife, Treasurer

Brian P. Kindelan, Chief Compliance Officer of the Fund

Howard B. Surloff, Secretary

Investment Advisor and Co-Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Custodian

PFPC Trust Company

Philadelphia, PA 19153

Co-Administrator and Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Wilmington, DE 19809

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Philadelphia, PA 19103

Address of the Portfolios

100 Bellevue Parkway

Wilmington, DE 19809

SEMI-ANNUAL REPORT	MARCH 31, 2009	37

Additional Information

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Additional Information

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock

1)	Access the BlackRock website at

http://www.blackrock.com/edelivery

2)	Click on the applicable link and follow the steps to sign up

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and it is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Fund at (800) 441-7762.

38	SEMI-ANNUAL REPORT	MARCH 31, 2009

Additional Information (concluded)

Availability of Additional Information (concluded)

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request by calling (800) 441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund votes proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30th is available upon request and without charge (1) at www.blackrock.com or by calling (800) 441-7762 (2) on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST Monday through Friday to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock portfolios.

Systematic Withdrawal Plan

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRA’s, SEP IRA’s and 403(b)
Plans.

SEMI-ANNUAL REPORT	MARCH 31, 2009	39

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio	BlackRock Global Opportunities Portfolio	BlackRock Mid-Cap Value Equity Portfolio
BlackRock Asset Allocation Portfolio†	BlackRock Global SmallCap Fund	BlackRock Mid Cap Value Opportunities Fund
BlackRock Aurora Portfolio	BlackRock Health Sciences Opportunities Portfolio	BlackRock Natural Resources Trust
BlackRock Balanced Capital Fund†	BlackRock Healthcare Fund	BlackRock Pacific Fund
BlackRock Basic Value Fund	BlackRock Index Equity Portfolio*	BlackRock Science & Technology
BlackRock Capital Appreciation Portfolio	BlackRock International Fund	Opportunities Portfolio
BlackRock Energy & Resources Portfolio	BlackRock International Diversification Fund	BlackRock Small Cap Core Equity Portfolio
BlackRock Equity Dividend Fund	BlackRock International Index Fund	BlackRock Small Cap Growth Equity Portfolio
BlackRock EuroFund	BlackRock International Opportunities Portfolio	BlackRock Small Cap Growth Fund II
BlackRock Focus Growth Fund	BlackRock International Value Fund	BlackRock Small Cap Index Fund
BlackRock Focus Value Fund	BlackRock Large Cap Core Fund	BlackRock Small Cap Value Equity Portfolio
BlackRock Fundamental Growth Fund	BlackRock Large Cap Core Plus Fund	BlackRock Small/Mid-Cap Growth Portfolio
BlackRock Global Allocation Fund†	BlackRock Large Cap Growth Fund	BlackRock S&P 500 Index Fund
BlackRock Global Dynamic Equity Fund	BlackRock Large Cap Value Fund	BlackRock U.S. Opportunities Portfolio
BlackRock Global Emerging Markets Fund	BlackRock Latin America Fund	BlackRock Utilities and Telecommunications Fund
BlackRock Global Financial Services Fund	BlackRock Mid-Cap Growth Equity Portfolio	BlackRock Value Opportunities Fund
BlackRock Global Growth Fund

Fixed Income Funds

BlackRock Bond Portfolio	BlackRock Income Builder Portfolio	BlackRock Short-Term Bond Fund
BlackRock Emerging Market Debt Portfolio	BlackRock Inflation Protected Bond Portfolio	BlackRock Strategic Income Portfolio
BlackRock Enhanced Income Portfolio	BlackRock Intermediate Government	BlackRock Total Return Fund
BlackRock GNMA Portfolio	Bond Portfolio	BlackRock Total Return Portfolio II
BlackRock Government Income Portfolio	BlackRock International Bond Portfolio	BlackRock World Income Fund
BlackRock High Income Fund	BlackRock Long Duration Bond Portfolio
BlackRock High Yield Bond Portfolio	BlackRock Low Duration Bond Portfolio
BlackRock Income Portfolio	BlackRock Managed Income Portfolio

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio	BlackRock Kentucky Municipal Bond Portfolio	BlackRock New York Municipal Bond Fund
BlackRock California Municipal Bond Fund	BlackRock Municipal Insured Fund	BlackRock Ohio Municipal Bond Portfolio
BlackRock Delaware Municipal Bond Portfolio	BlackRock National Municipal Fund	BlackRock Pennsylvania Municipal Bond Fund
BlackRock High Yield Municipal Fund	BlackRock New Jersey Municipal Bond Fund	BlackRock Short-Term Municipal Fund
BlackRock Intermediate Municipal Fund

Target Risk & Target Date Funds

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios
Conservative Prepared Portfolio	Prepared Portfolio 2010	Prepared Portfolio 2030
Moderate Prepared Portfolio	Prepared Portfolio 2015	Prepared Portfolio 2035
Growth Prepared Portfolio	Prepared Portfolio 2020	Prepared Portfolio 2040
Aggressive Growth Prepared Portfolio	Prepared Portfolio 2025	Prepared Portfolio 2045
Prepared Portfolio 2050

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 882-0052 or from your financial advisor. The prospectus should be read carefully before investing.

40	SEMI-ANNUAL REPORT	MARCH 31, 2009

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This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolios unless accompanied or preceded by the Portfolios’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

PREPARE-3/09-SAR

Item 2	–	Code of Ethics – Not Applicable to this semi-annual report

Item 3	–	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4	–	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form. (b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a) – The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) – Certifications – Attached hereto

12(a)(3) – Not Applicable

12(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer of BlackRock Funds II

Date: May 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Donald C. Burke
Donald C. Burke
Chief Executive Officer (principal executive officer) of BlackRock Funds II

Date: May 20, 2009

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Funds II

Date: May 20, 2009